As filed with the Securities and Exchange Commission on August 4, 2015

Securities Act File No. 333-205180

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1

to

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FS INVESTMENT CORPORATION

(Exact name of registrant as specified in charter)

201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

(Address and telephone number, including area code, of principal executive offices)

Michael C. Forman

FS Investment Corporation

201 Rouse Boulevard

Philadelphia, PA 19112

(Name and address of agent for service)

COPIES TO:

James A. Lebovitz

Thomas J. Friedmann

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Tel: (215) 994-4000

Fax: (215) 994-2222

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(1)(2)
Common Stock, $0.001 par value per share (3)
Preferred Stock, $0.001 par value per share (3)
Warrants (3)
Subscription Rights (4)
Debt Securities (5)
Total			$1,500,000,000(6)	$174,300

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, this registration statement covers $500,000,000 aggregate principal amount of securities that were previously registered for sale under the Registrant’s registration statement on Form N-2 (File No. 333-195863), which was initially filed by the Registrant on May 12, 2014 and declared effective on June 19, 2014. The unsold securities previously registered for sale under Registration Statement No. 333-195863 remained registered and are being carried forward to this registration statement. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under Registration Statement No. 333-195863 will be deemed terminated as of the date of effectiveness of this registration statement. Pursuant to Rule 457(p), $64,400 of the total filing fee of $174,300 required in connection with the initial registration of $1,500,000,000 aggregate principal amount of securities under this registration statement was offset against the $64,400 filing fee associated with the unsold securities registered under Registration Statement No. 333-195863, and an additional $109,900 was paid in connection herewith.
(3)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock or warrants as may be sold, from time to time. Warrants may represent rights to purchase common stock, preferred stock or debt securities.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,500,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $1,500,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 4, 2015

PRELIMINARY PROSPECTUS

$1,500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are a specialty finance company that invests primarily in the debt securities of private U.S. middle market companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investments and activities are managed by FB Income Advisor, LLC, or FB Advisor, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or the SEC, and is an affiliate of ours. FB Advisor has engaged GSO / Blackstone Debt Funds Management LLC, or GDFM, a registered investment adviser and a subsidiary of GSO Capital Partners LP, to act as our investment sub-adviser.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities”. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the SEC may permit. In June 2015, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month period beginning on the date of approval, expiring on June 22, 2016. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” for more information.

Our common stock is traded on the New York Stock Exchange, LLC, or the NYSE, under the ticker symbol “FSIC”. The last reported closing price for our common stock on August 3, 2015 was $10.02 per share. The net asset value of our common stock on March 31, 2015 (the last date prior to the date of this prospectus for which we publicly disclosed our net asset value) was $9.90 per share.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 22 of this prospectus to read about the risks you should consider before buying our securities, including the risk of leverage.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. The contact information provided above may be used by you to make investor inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is             , 2015.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the NYSE is closed for trading.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus and accompanying prospectus supplements. The information contained in this prospectus and accompanying prospectus supplements is complete and accurate only as of the date of this prospectus or such prospectus supplement. If there is a material change in our affairs, we will amend or supplement these documents only as required by law.

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ABOUT THIS PROSPECTUS	i
PROSPECTUS SUMMARY	1
FEES AND EXPENSES	17
SELECTED FINANCIAL DATA	20
RISK FACTORS	22

RISKS RELATED TO ECONOMIC CONDITIONS

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

RISKS RELATED TO FB ADVISOR, GDFM AND THEIR RESPECTIVE AFFILIATES

RISKS RELATED TO BUSINESS DEVELOPMENT COMPANIES

RISKS RELATED TO OUR INVESTMENTS

RISKS RELATED TO DEBT FINANCING

RISKS RELATED TO AN INVESTMENT IN OUR COMMON STOCK

RISKS RELATED TO U.S. FEDERAL INCOME TAX

22 24 27 29 31 39 44 49
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	51
USE OF PROCEEDS	53
DISTRIBUTIONS	54
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	59
SENIOR SECURITIES	96
PRICE RANGE OF COMMON STOCK	97
RATIOS OF EARNINGS TO FIXED CHARGES	98
SALES OF COMMON STOCK BELOW NET ASSET VALUE	99
INVESTMENT OBJECTIVES AND STRATEGY	105
DETERMINATION OF NET ASSET VALUE	124
MANAGEMENT	128
PORTFOLIO MANAGEMENT	141
PORTFOLIO COMPANIES	145
INVESTMENT ADVISORY AGREEMENT	162
ADMINISTRATIVE SERVICES	170
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	171
SUB-ADVISER CONFLICTS OF INTEREST	174
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	180
DISTRIBUTION REINVESTMENT PLAN	182
DESCRIPTION OF OUR CAPITAL STOCK	184
DESCRIPTION OF OUR PREFERRED STOCK	192
DESCRIPTION OF OUR SUBSCRIPTION RIGHTS	193
DESCRIPTION OF OUR WARRANTS	195
DESCRIPTION OF OUR DEBT SECURITIES	197
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	210
REGULATION	218
PLAN OF DISTRIBUTION	223
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	225
BROKERAGE ALLOCATION AND OTHER PRACTICES	225
LEGAL MATTERS	225
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	225
AVAILABLE INFORMATION	225
INDEX TO FINANCIAL STATEMENTS	F-1

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand an offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our securities.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FSIC” refer to FS Investment Corporation. In addition, the term “FB Advisor” refers to FB Income Advisor, LLC, the term “GDFM” refers to GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP, the term “GSO” refers to GSO Capital Partners LP, and the term “Blackstone” refers to The Blackstone Group L.P.

FS Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2015, we had total assets of approximately $4.4 billion.

We are managed by FB Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions for our portfolio. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to guidelines set by FB Advisor. GDFM, a registered investment adviser under the Advisers Act, is a subsidiary of GSO, the credit platform of Blackstone, a leading global alternative asset manager and provider of financial advisory services. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $75.0 billion in assets under management as of March 31, 2015.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management teams of FB Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle market companies, which we define as companies with annual revenue of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity or the equity-related securities in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Ratings Services, or S&P). We also invest in non-rated debt securities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FB Advisor or GDFM in transactions originated by FB Advisor or GDFM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FB Advisor or GDFM or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of FB Advisor, GDFM and their respective affiliates, as applicable. However, we will be permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Our Public Offering and Listing

In May 2012, we closed our continuous public offering of shares of common stock to new investors. We sold 247,454,171 shares (as adjusted for stock distributions) of common stock for gross proceeds of $2.6 billion in our continuous public offering. On April 16, 2014, shares of our common stock began trading on the NYSE under the ticker symbol “FSIC”. This listing accomplished our goal of providing our stockholders with greatly enhanced liquidity.

Portfolio Update

During the three months ended March 31, 2015, we made investments in portfolio companies totaling approximately $192 million. During the same period, we sold investments for proceeds of approximately $94.3 million and received principal repayments of approximately $143.0 million. As of March 31, 2015, our investment portfolio, with a total fair value of approximately $4.2 billion (53% in first lien senior secured loans, 17% in second lien senior secured loans, 8% in senior secured bonds, 11% in subordinated debt, 3% in collateralized securities and 8% in equity/other), consisted of interests in 110 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $151.4 million. As of March 31, 2015, the investments in our portfolio were purchased at a weighted average price of 97.8% of par or stated value, as applicable, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10.0% based upon the amortized cost of our investments. For the three months ended March 31, 2015, our total return based on net asset value was 2.95% and our total return based on market value was 4.33%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock because it does not reflect sales commissions or charges that may be incurred in connection with the purchase or sale of such shares, or operating expenses that may be incurred by us. The total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 3 and 4 to the table included in “Selected Financial Data” for information regarding the calculation of total return based on net asset value and total return based on market value, respectively.

About FB Advisor

FB Advisor is a subsidiary of our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor of alternative investment funds designed for the individual investor. FB Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations team of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC. FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ three other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See “Risk Factors—Risks Related to FB Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the managers, officers and other personnel of FB Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry.	$3,783,635
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,963,693
FS Investment Corporation III	BDC	Primarily invests in senior secured loans and second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$1,397,069
FS Global Credit Opportunities Fund(2)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$1,045,346

(1)	As of March 31, 2015, except FS Global Credit Opportunities Fund, which is presented as of December 31, 2014. Dollar amounts are presented in thousands.

(2)	Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund.

Our chairman and chief executive officer, Michael C. Forman, has led FB Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FB Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds.

FB Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Advisor’s management team, will allow FB Advisor to successfully execute our investment strategy.

All of our investment decisions require the unanimous approval of FB Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, our president, Zachary Klehr, our executive vice president, and Sean Coleman, our managing director. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine, among other things, whether such compensation is reasonable in light of the services provided.

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to guidelines set by FB Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation II and FS Investment Corporation III. Furthermore, GDFM’s parent, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of March 31, 2015, GSO and its affiliates, excluding Blackstone, managed approximately $75.0 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As investment sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $310.5 billion as of March 31, 2015. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly traded closed-end mutual funds. Blackstone is a publicly traded limited partnership that has common units which trade on the NYSE under the ticker symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC are not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our securities. The following are some of the risks an investment in us involves:

•

We invest primarily in senior secured loans, second lien secured loans and senior secured bonds of private U.S. middle market companies and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies. There is no limit on the amount of subordinated debt and selected equity investments in which we may invest. For our senior secured debt investments, the collateral pledged may decrease in value or lose its entire value over time, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, which may lead to a loss in principal. In addition, collateral is generally only available to satisfy second lien debt after senior secured debt is paid in full, which may also lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. In addition, our senior secured and second lien secured loan investments are generally callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments typically have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments.

•

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

•

We are subject to financial market risks, including risks resulting from the current low interest rate environment and changes in such interest rates, which may have a substantial negative impact on our investments.

•	Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

•	An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

•	A lack of liquidity in certain of our investments may adversely affect our business.

•

A significant portion of our portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

•	Future disruptions or instability in capital markets could have a materially adverse effect on our business, financial condition and results of operations.

•

Uncertainty with respect to the financial stability of the United States and several countries in the European Union could have a significant adverse effect on our business, financial condition and results of operations.

•

FB Advisor, GDFM and their affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our investors.

•

The potential for FB Advisor to earn incentive fees under the amended and restated investment advisory agreement, dated July 17, 2014, or the investment advisory agreement, may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FB Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GDFM receives a portion of the advisory fees paid to FB Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

•

As a result of the annual distribution requirement to maintain our qualification as a RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

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The agreements governing our and our wholly owned financing subsidiaries’ financing arrangements contain various covenants which, if not complied with, could accelerate repayment under the applicable arrangement, which would materially and adversely affect our liquidity, financial condition and our ability to pay distributions to our stockholders. In addition, these financing arrangements expose us to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

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We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

See “Risk Factors” beginning on page 22 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., they are due to receive payment before unsecured creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market. According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenue between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies contracted to 4% of overall middle market loan volume in 2014, down from 9% in 2013, 12% in 2012 and nearly 20% in 2011. We believe this trend of reduced middle market lending by financial institutions may continue as increased regulatory scrutiny as well as other regulatory changes may further reduce banks’ lending activities and the role they play in providing capital to middle market companies.

In addition, regulatory uncertainty regarding collateralized loan obligations, or CLOs, may limit financing once available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold certain CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 62.2% of the institutional investor base for broadly syndicated loans in 2014, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. The securities in which we invest may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private U.S. middle market companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity or the equity-related securities in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

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Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

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Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise which could provide additional protections for our investments.

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Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

See “Investment Objectives and Strategy” for additional information regarding our investment strategy.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe has and may continue to enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of FB Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability. FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy. FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

See “Investment Objectives and Strategy—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Plan of Distribution

We may offer, from time to time, up to $1.5 billion of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. Supplements to this prospectus relating to specific offerings will identify any agents or underwriters involved in the applicable sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. See “Use of Proceeds” for information regarding our outstanding borrowings as of March 31, 2015, the corresponding interest rate charged on such borrowings as of that date and the length of time that it may take us to invest any proceeds in new or existing portfolio companies. Pending investment of the proceeds raised in an offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our election for taxation as a RIC.

Sales of Common Stock Below Net Asset Value

In June 2015, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month period beginning on the date of approval, expiring on June 22, 2016. See “Sales of Common Stock Below Net Asset Value” for more information.

Advisory Fees

On July 17, 2014, we entered into the investment advisory agreement with FB Advisor. The investment advisory agreement amended and restated the investment advisory agreement between us and FB Advisor, dated April 16, 2014, or the April 2014 investment advisory agreement, which amended and restated the investment advisory and administrative services agreement between us and FB Advisor, dated February 12, 2008 (as amended on August 5, 2008), or the 2008 investment advisory and administrative services agreement.

Pursuant to the investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. FB Advisor shares a portion of these fees with GDFM pursuant to the investment sub-advisory agreement between FB Advisor and GDFM, dated April 13, 2008, or the investment sub-advisory agreement.

The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.75% of the average value of our gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of our net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine, among other things, whether such compensation is reasonable in light of the services provided.

See “Investment Advisory Agreement—Overview of GDFM” for a description of the investment sub-advisory agreement and the fees payable to GDFM by FB Advisor pursuant to such agreement.

Administration

On April 16, 2014, we entered into an administration agreement, or the administration agreement, with FB Advisor relating to the administrative services previously provided by FB Advisor to us under the 2008 investment advisory and administrative services agreement. The administration agreement became effective upon the listing of our common stock on the NYSE. Pursuant to the administration agreement, FB Advisor is reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

FB Advisor, GDFM and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

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The managers, officers and other personnel of FB Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund;

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The compensation payable by us to FB Advisor and other affiliates is approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

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We may compete with certain affiliates for investments, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund, subjecting FB Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

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Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, FB Advisor and GDFM receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

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The personnel of GDFM allocate their time between assisting FB Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GDFM’s role as investment sub-adviser to FS Investment Corporation II and FS Investment Corporation III;

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We may compete with other funds managed by affiliates of GDFM for investment opportunities, subjecting GDFM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to FB Advisor;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FB Advisor or GDFM provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

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FB Advisor, GDFM and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

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GSO and its affiliates may have existing business relationships or access to material, non-public information that would prevent GDFM from recommending certain investment opportunities that would otherwise fit within our investment objectives;

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FB Advisor, GDFM and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of FB Advisor and GDFM. Affiliates of GDFM, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to us;

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To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of FB Advisor, GDFM and any of their respective affiliates, as applicable, FB Advisor, GDFM and any of their respective affiliates may determine it is appropriate for us and one or more other investment accounts managed by FB Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FB Advisor and/or GDFM, as applicable, will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate;

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The entities in which we invest may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of other investment funds managed by GDFM that, although GDFM determines to be consistent with the requirements of such investment funds’ governing agreements, may not have otherwise been entered into but for the affiliation with GDFM, and which may involve fees and/or servicing payments to GDFM-affiliated entities, subject to applicable law. For example, GDFM may offer portfolio companies of its investment funds, including our portfolio companies, the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a GDFM affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company; and

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Employees of GDFM may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, GDFM may receive directors’ fees or other similar compensation. Such amounts, which have not been, and are not expected to be, material, will not be passed through to us.

Distributions on Common Stock

Following the formal commencement of our investment operations, we declared our first distribution on January 29, 2009. Effective January 1, 2015 and subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, the latter of which is a nontaxable distribution) will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under that Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period.

Distribution Reinvestment Plan

Effective June 2, 2014, we adopted our “opt out” distribution reinvestment plan, or our distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

Taxation

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, each tax year, at least 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains in excess of realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We maintain a website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)
Sales load(1)	—%
Offering expenses(2)	—%
Distribution reinvestment plan expenses(3)	None
Total stockholder transaction expenses	—%

Annual expenses (as a percentage of average net assets attributable to common stock)(4)
Base management fee(5)	3.30%
Incentive fees payable under the investment advisory agreement(6)	3.03%
Interest payments on borrowed funds(7)	3.22%
Other expenses(8)	0.51%
Total annual expenses(9)	10.06%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The estimated expenses associated with our distribution reinvestment plan are included in “Other expenses.” See “Distribution Reinvestment Plan.”

(4)	“Average net assets attributable to common stock” equals our average net assets of $2.4 billion for the three months ended March 31, 2015.

(5)	Our base management fee under the investment advisory agreement is payable quarterly in arrears and is calculated at an annual rate of 1.75% of the average value of our gross assets, which are assumed to equal 188.78% of our average net assets as described in Note 4 above. The base management fee shown in the table above is higher than 1.75% because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than gross assets. See “Investment Advisory Agreement—Overview of FB Advisor—Advisory Fees” for a full explanation of how this base management fee is calculated.

(6)	The incentive fee in the investment advisory agreement consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. The amount in the table above assumes that the subordinated incentive fee on income will be 2.39% of average net assets. This figure is based on the actual subordinated incentive fees on income accrued for the three months ended March 31, 2015 and assumes that such amount represents the subordinated incentive fees on income that will be payable over the twelve months following March 31, 2015. The actual subordinated incentive fee on income as a percentage of our average net assets for the twelve months following March 31, 2015 may be higher than this amount.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that the incentive fee on capital gains will be approximately 0.64% of average net assets and is based on the actual realized capital gains for the three months ended March 31, 2015 and the unrealized appreciation of our investments as of such date and assumes that all such unrealized appreciation is converted to realized capital gains on such date. Such amounts are expressed as a percentage of the average net assets as of such date. See “Investment Advisory Agreement—Overview of FB Advisor—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(7)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a discussion of our financing facilities.

The figure in the table assumes we borrow the full amount available under each financing facility as of March 31, 2015 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 3.62%. Because the total assumed borrowing ($2.1 billion) represents 88.78% of our average net assets for the three months ended March 31, 2015 ($2.4 billion), the borrowing cost as a percentage of net assets set forth in the table above is 3.22% (or 88.78% of 3.62%).

(8)	Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or FB Advisor. The amount presented in the table reflects actual amounts incurred during the three months ended March 31, 2015.

(9)	“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “total annual expenses” percentage were calculated instead as a percentage of total assets, our “total annual expenses” would be 5.33% of total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. Transaction expenses are not included in the following example. In the event that shares of common stock are sold to or through underwriters or agents, a corresponding prospectus supplement will restate this example to reflect the applicable sales load. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains):	$92	$264	$422	$758
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains):	$98	$280	$443	$785

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Because the example assumes, as required by the SEC, a 5.0% annual return, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Our performance will vary and may result in a return greater or less than 5.0%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, reinvestment of distributions under our distribution reinvestment plan may occur at a price per share that differs from the then-current net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

SELECTED FINANCIAL DATA

You should read this selected consolidated financial data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the three months ended March 31, 2015 and 2014 has been derived from our unaudited financial statements and the selected financial data as of and for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited consolidated financial statements.

Dollar amounts are presented in thousands, except for per share data.

	For the Three Months Ended March 31, (Unaudited)		Year Ended December 31,
	2015	2014	2014	2013	2012	2011	2010
Statements of operations data:
Investment income	$108,635	$114,796	$464,819	$474,566	$303,222	$115,484	$30,670
Operating expenses
Total expenses and excise taxes	56,986	58,919	225,648	229,590	169,315	44,120	21,278
Less: Expense reimbursement from sponsor	—	—	(2,837)	—	—	—	—

Net expenses and excise taxes	56,986	58,919	222,811	229,590	169,315	44,120	21,278

Net investment income (loss)	51,649	55,877	242,008	244,976	133,907	71,364	9,392
Total net realized and unrealized gain (loss) on investments	18,777	24,183	(47,227)	20,864	196,292	(17,894)	18,872

Net increase (decrease) in net assets resulting from operations	$70,426	$80,060	$194,781	$265,840	$330,199	$53,470	$28,264

Per share data (as adjusted for stock distributions, as applicable):
Net investment income (loss)—basic and diluted(1)	$0.21	$0.22	$0.97	$0.96	$0.59	$0.76	$0.40

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$0.29	$0.31	$0.78	$1.04	$1.45	$0.57	$1.21

Distributions declared(2)	$0.22	$0.22	$1.08	$0.83	$0.86	$0.91	$0.87

Balance sheet data:
Total assets	$4,364,352	$4,503,667	$4,354,886	$4,444,577	$4,346,753	$2,144,225	$782,005

Credit facilities, notes and repurchase agreement payable	$1,849,005	$1,688,482	$1,863,827	$1,673,682	$1,649,713	$554,286	$297,201

Total net assets	$2,385,712	$2,685,169	$2,366,986	$2,640,992	$2,511,738	$1,498,892	$389,232

Other data:
Total return based on net asset value(3)	2.95%	3.14%	7.17%	10.43%	15.83%	8.93%	13.08%
Total return based on market value(4)	4.33%	—%	5.35%	—%	—%	—%	—%
Number of portfolio company investments at period end	110	148	118	165	263	183	144
Total portfolio investments for the period	$191,510	$471,491	$2,178,075	$2,641,733	$3,863,334	$1,978,499	$849,242

Proceeds from sales and prepayments of investments	$237,355	$566,115	$2,121,939	$2,510,887	$1,971,447	$858,661	$240,054

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(3)	The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The total return based on net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return based on net asset value should not be considered a representation of our future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and are calculated in accordance with U.S. generally accepted accounting principles, or GAAP. These return figures do not represent an actual return to stockholders.

(4)	The total return based on market value for the three months ended March 31, 2015 was calculated by taking the closing price of our shares on the NYSE on March 31, 2015, adding the cash distributions per share that were declared during the three months ended March 31, 2015 and dividing the total by $9.93, the closing price of our shares on the NYSE on December 31, 2014. The total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The total return based on market value for the year ended December 31, 2014 was calculated by taking the closing price of our shares on the NYSE on December 31, 2014, adding the cash distributions per share that were declared during the period from April 16, 2014 to December 31, 2014 and dividing the total by $10.25, the closing price of our shares on the NYSE on April 16, 2014 (the first day the shares began trading on the NYSE). The historical calculation of total return based on market value in the table should not be considered a representation of our future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and the applicable prospectus supplement, you should consider carefully the following information before making an investment in our securities. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and market price of our common stock could decline or the value of our preferred stock, warrants, subscription rights or debt securities may decline, and investors may lose all or part of their investment.

Risks Related to Economic Conditions

Future disruptions or instability in capital markets could negatively impact our ability to raise capital and have a material adverse effect on our business, financial condition and results of operations.

From time to time, the global capital markets may experience periods of disruption and instability, which could materially and adversely impact the broader financial and credit markets and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, caused extreme economic uncertainty and significantly reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future.

Future volatility and dislocation in the capital markets could create a challenging environment in which to raise or access capital. For example, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. If we are unable to raise capital or refinance existing debt on acceptable terms, then we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

In August 2011, S&P’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was affirmed by S&P in June 2013. Moody’s and Fitch have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling, most recently until March 16, 2015. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal Reserve began scaling back its bond-buying program, or quantitative easing, which it ended completely in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve has also indicated that it may raise interest rates during 2015. It is unclear what effect, if any, the end of quantitative easing and the Federal Reserves’ stated intentions to raise interest rates will have on the value of our investments or our ability to access the debt markets on favorable terms.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P’s Ratings Services lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P’s Ratings Services further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

Future economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions (such as the economic downturn that occurred from 2008 through 2009) and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our debt investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results. Economic downturns or recessions may also result in a portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders, which could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of our syndicated loan portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles comprised a substantial portion of the market for purchasing and holding first and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. This pervasive forced selling and the resultant price declines eliminated or significantly impaired many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis. Where prices appreciated measurably in recent years, conditions in the large corporate leveraged loan market may experience similar disruptions or deterioration, which may cause pricing levels to similarly decline or be volatile. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our syndicated loans, which could have a material adverse impact on our business, financial condition and results of operations.

Risks Related to Our Business and Structure

Our ability to achieve our investment objectives depends on FB Advisor’s and GDFM’s ability to manage and support our investment process and if either our agreement with FB Advisor or FB Advisor’s agreement with GDFM were to be terminated, or if either FB Advisor or GDFM lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of FB Advisor and GDFM. FB Advisor, with the assistance of GDFM, evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of FB Advisor and its senior management team. The departure of any members of the senior management team or other key employees of either FB Advisor or GDFM could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on FB Advisor’s ability, with the assistance of GDFM, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FB Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FB Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FB Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, each of the investment advisory agreement and administration agreement that FB Advisor has entered into with us, as well as the investment sub-advisory agreement that FB Advisor has entered into with GDFM, have termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory agreement and administration agreement may each be terminated at any time, without penalty, by FB Advisor, upon 60 days’ notice to us. The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that the investment sub-advisory agreement with GDFM should be terminated, by FB Advisor. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace FB Advisor or for FB Advisor to replace GDFM. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing facility into which we may enter, which could have a material adverse effect on our business and financial condition.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of FB Advisor and GDFM to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

If FB Advisor or GDFM fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which they rely to provide us with potential investment opportunities, or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom FB Advisor and GDFM have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Moreover, we have significant investment flexibility within our investment strategies. Therefore, we may invest our assets in ways with which investors may not agree. We also cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay stockholders distributions and cause them to lose all or part of their investment.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and our business partners are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, potentially with retroactive effect. In particular, over the last several years there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. New legislation, interpretations, rulings or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategy to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FB Advisor and GDFM to other types of investments in which FB Advisor and GDFM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of a stockholder’s investment.

The impact on us of recent financial reform legislation, including the Dodd-Frank Act, is uncertain.

In light of recent conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders.

Future legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowing of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation was previously introduced in the U.S. House of Representatives that proposed a modification of this section of the 1940 Act to permit an increase in the amount of debt that BDCs could incur by modifying the percentage from 200% to 150%. Similar legislation may be reintroduced and may pass that permits us to incur additional leverage under the 1940 Act. As a result, we may be able to incur additional indebtedness in the future, and, therefore, the risk of an investment in us may increase.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NYSE. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. In particular, our management is required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Section 404 of the Sarbanes-Oxley Act also generally requires an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.

We incur significant expenses in connection with our compliance with the Sarbanes-Oxley Act and other regulations applicable to public companies, which may negatively impact our financial performance and our ability to make distributions. Compliance with such regulations also requires a significant amount of our management’s time and attention. For example, we cannot be certain as to the timing of the completion of our Sarbanes-Oxley mandated evaluations, testings and remediation actions, if any, or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be deemed effective in the future. In the event that we are unable to maintain an effective system of internal control and maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Risks Related to FB Advisor, GDFM and their respective Affiliates

FB Advisor, GDFM and their affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

FB Advisor, GDFM and their affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to FB Advisor an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the average value of our gross assets, and FB Advisor shares a portion of these fees with GDFM pursuant to the investment sub-advisory agreement between FB Advisor and GDFM. Because the incentive fee is based on the performance of our portfolio, FB Advisor may be incentivized to make investments on our behalf, and GDFM to recommend investments for us to FB Advisor, that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage FB Advisor to use leverage to increase the return on our investments. In addition, because the management fee is based upon the average value of our gross assets, which includes any borrowings for investment purposes, FB Advisor may be incentivized to recommend the use leverage or the issuance of additional equity to make additional investments and increase the average value of or gross assets. Under certain circumstances, the use of leverage may increase the likelihood of default, which could disfavor holders of our common stock. Our compensation arrangements could therefore result in our making riskier or more speculative investments, or relying more on leverage to make investments, than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

We may be obligated to pay FB Advisor incentive compensation on income that we have not received.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FB Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received. See “Investment Advisory Agreement.”

For U.S. federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

There may be conflicts of interest related to obligations FB Advisor’s and GDFM’s senior management and investment teams have to our affiliates and to other clients.

The members of the senior management and investment teams of both FB Advisor and GDFM serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. For example, the officers, managers and other personnel of FB Advisor also serve in similar capacities for the investment advisers to Franklin Square Holdings’ three other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, and Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on FB Advisor to manage our day-to-day activities and to implement our investment strategy. FB Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FB Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with Franklin Square Holdings. FB Advisor and its employees will devote only as much of its or their time to our business as FB Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Furthermore, GDFM, on which FB Advisor relies to assist it in identifying investment opportunities and making investment recommendations, has similar conflicts of interest. GDFM or its affiliate, GSO, serves as investment sub-adviser to Franklin Square Holdings’ three other affiliated BDCs and Franklin Square Holdings’

affiliated closed-end management investment company. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GDFM and its affiliates. See “Prospectus Summary—Conflicts of Interest,” “Certain Relationships and Related Party Transactions” and “Sub-Adviser Conflicts of Interest” for a more detailed discussion of these actual and potential conflicts of interest.

The time and resources that individuals employed by FB Advisor and GDFM devote to us may be diverted and we may face additional competition due to the fact that individuals employed by FB Advisor and GDFM are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither FB Advisor nor GDFM, or individuals employed by FB Advisor or GDFM, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance. Affiliates of GDFM, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to GDFM or to us.

FB Advisor’s liability is limited under each of our investment advisory agreement and our administration agreement, and we are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

Pursuant to each of our investment advisory agreement and our administration agreement, FB Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor will not be liable to us for their acts under our investment advisory agreement or our administration agreement, as applicable, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. We have agreed to indemnify, defend and protect FB Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor with respect to all damages, liabilities, costs and expenses resulting from acts of FB Advisor not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under our investment advisory agreement or our administration agreement, as applicable. These protections may lead FB Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Investment Advisory Agreement” and “Administrative Services.”

Risks Related to Business Development Companies

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are uncertain of our sources for funding our future capital needs and if we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected.

Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. We may also need to access the capital markets to refinance existing debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain our RIC status we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. In the event that we develop a need for additional capital in the future for investments or for any other reason, and we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would subject us to substantially more regulatory restrictions and significantly decrease our operating flexibility.

Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined in the 1940 Act, including issuing preferred stock, borrowing money from banks or other financial institutions, or issuing debt securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue certain other types of securities is also limited. Under the 1940 Act, we are also generally prohibited from issuing or selling our common stock at a price per share, after deducting underwriting commissions, that is below our net asset value per share, without first obtaining approval for such issuance from our stockholders and our independent directors. Compliance with these limitations on our ability to raise capital may unfavorably limit our investment opportunities. These limitations may also reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend.

In addition, because we incur indebtedness for investment purposes, if the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by our exemptive relief, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by FB Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments in senior secured loans, second lien secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and there is no limit on the amount of any such investments in which we may invest.

Senior Secured Loans, Second Lien Secured Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien secured debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien secured debt is paid. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We may make select equity investments. In addition, in connection with our debt investments, we on occasion receive equity interest such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Non-U.S. securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors and members of FB Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Declines in market values or fair market values of our investments could result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

Under the 1940 Act, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period as unrealized depreciation, which can result in significant reductions our net asset values for a given period.

A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. There is not a public market for the securities of the privately held companies in which we invest. Most of our investments are not publicly traded or actively traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors or are not traded at all. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on our investment objectives, our rate of return on invested capital and our ability to service our debt and make distributions to our stockholders.

Our investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of our investments, even if unrealized, must be reflected in our financial statements for the applicable period and may therefore have a material adverse effect on our results of operations for that period.

Because we incur indebtedness to make investments, our net investment income is dependent, in part, upon the difference between the rate at which we borrow funds or pay interest on outstanding debt securities and the rate at which we invest these funds. An increase in interest rates would make it more expensive to use debt to finance our investments or to refinance our current financing arrangements. In addition, certain of our financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, our cost of funds will increase, which could materially reduce our net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on our current investments could also adversely impact our net investment income.

We have and may continue to structure the majority of our debt investments with floating interest rates to position our portfolio for rate increases. However, there can be no assurance that this will successfully mitigate our exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. However, these activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portion of our portfolio. We also have limited experience in entering into hedging transactions, and we will initially have to develop such expertise or arrange for such expertise to be provided. Adverse developments resulting from hedging transactions could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate in our investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to FB Advisor with respect to pre-incentive fee net investment income.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

We may not realize gains from our equity investments.

Certain investments that we may make may include equity related securities, such as rights and warrants that may be converted into or exchanged for common stock or the cash value of the common stock. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

Our investments are primarily in privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold. Second, the investments themselves often may be illiquid. The securities of most of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. See “Investment Objectives and Strategy—Characteristics of and Risks Related to Investments in Private Companies.”

A lack of liquidity in certain of our investments may adversely affect our business.

We invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Our investments may include original issue discount instruments.

To the extent that we invest in original issue discount instruments and the accretion of original issue discount constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability;

•

For accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•

The deferral of paid-in-kind, or PIK, interest may have a negative impact on liquidity, as it represents non-cash income that may require cash distributions to stockholders in order to maintain our RIC election; and

•	Original issue discount may create a risk of non-refundable cash payments to FB Advisor based on non-cash accruals that may never be realized.

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

We may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may from time to time enter into total return swaps, credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the referenced security or other assets underlying the total return swap during a specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the debt obligations underlying the total return swap. In addition, we may incur certain costs in connection with a total return swap that could in the aggregate be significant.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection. Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.

Risks Related to Debt Financing

We currently incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our common shares and may increase the risk of investing in our common shares.

The use of indebtedness, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. When we use leverage to partially finance our investments, through borrowing from banks and other lenders or issuing debt securities, our stockholders will experience increased risks of investing in our common stock. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of consolidated interest payable on our indebtedness would cause our net income to increase more than it would without leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not utilized leverage. Such a decline could negatively affect our ability to make distributions to stockholders.

Illustration. The following table illustrates the effect of leverage on returns from an investment in shares of our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4.5 billion in total assets, (ii) a weighted average cost of funds of 3.62%, (iii) $2.1 billion in debt outstanding (i.e., assumes that the full $2.1 billion available to us as of March 31, 2015 under our financing arrangements as of such date is outstanding) and (iv) $2.4 billion in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to stockholders	(22.10)%	(12.66)%	(3.22)%	6.22%	15.66%

Similarly, assuming (i) $4.5 billion in total assets, (ii) a weighted average cost of funds of 3.62% and (iii) $2.1 billion in debt outstanding (i.e., assuming that the full $2.1 billion available to us as of March 31, 2015 under the financing arrangements as of such date is outstanding), our assets would need to yield an annual return (net of expenses) of approximately 1.70% in order to cover the annual interest payments on our outstanding debt.

The agreements governing our debt financing arrangements contain various covenants which, if not complied with, could have a material adverse effect on our ability to meet our investment obligations and to pay distributions to our stockholders.

The agreements governing certain of our and our special purpose financing subsidiaries’ financing arrangements require us and our subsidiaries to comply with certain financial and operational covenants. These covenants require us and our subsidiaries to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. Compliance with these covenants depends on many factors, some of which are beyond our and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our and our subsidiaries’ portfolio may increase in the future and could result in non-compliance with certain covenants, or our taking actions which could disrupt our business and impact our ability to meet our investment objectives. For example, the agreements governing the Broad Street credit facility require Broad Street to comply with certain operational covenants, including maintaining eligible assets with an aggregate value equal to or exceeding a specified multiple of the borrowings under the Broad Street credit facility, and a decline in the value of assets owned by Broad Street could result in our being required to contribute additional assets to Broad Street.

There can be no assurance that we and our subsidiaries will continue to comply with the covenants under our financing arrangements. Failure to comply with these covenants could result in a default which, if we and our subsidiaries were unable to obtain a waiver from the debt holders, could accelerate repayment under any or all of our and their debt instruments and thereby force us to liquidate investments at a disadvantageous time and/or at a price which could result in losses, or allow our lenders to sell assets pledged as collateral under our financing arrangements in order to satisfy amounts due thereunder. These occurrences could have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of our debt financings.

We are subject to risks associated with our debt securitization facility.

On April 23, 2013, through our two wholly owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, we entered into an amendment to our debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, pursuant to which $950.0 million will be made available to us to fund investments and for other general corporate purposes. The financing transaction with JPM is structured as a debt securitization. We use the term “debt securitization” to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis, or collectively referred to herein as income producing assets, and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a “special purpose entity”, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under the Class A Notes to be issued from time to time by Locust Street to Race Street pursuant to the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Locust Street from time to time is $1.14 billion. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street will purchase the Class A Notes to be issued by Locust Street from time to time at a purchase price equal to their par value.

Race Street, in turn, has entered into a repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of April 23, 2013, and subsequently amended as of October 24, 2013 and as of November 19, 2014, or collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $1.14 billion. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility will not exceed $950.0 million.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—JPM Financing” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Locust Street is subordinated to the debt obligations of Locust Street.

Any dividends or other payments in respect of our equity interest in Locust Street are subordinated in priority of payment to the Class A Notes. In addition, Locust Street is subject to certain payment restrictions set forth in the Amended and Restated Indenture in respect of our equity interest.

We will receive cash distributions based on our investment in Locust Street only if Locust Street has made all required cash interest payments on the Class A Notes. We cannot assure stockholders that distributions on the assets held by Locust Street will be sufficient to make any distributions to us or that the yield on our investment in Locust Street will meet our expectations.

Our equity investment in Locust Street is unsecured and ranks behind all of the creditors, known or unknown, of Locust Street, including the holders of the Class A Notes. Consequently, if the value of Locust Street’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates generally, the value of our equity investment in Locust Street could be reduced. Accordingly, our investment in Locust Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Locust Street’s assets decreases and Locust Street is unable to make any required payments to Race Street pursuant to the terms of the Class A Notes, Race Street may, in turn, be unable to make any required payments to JPM pursuant to the terms of the JPM Facility. In such event, if the value of Race Street’s assets is not sufficient to meet Race Street’s payment obligations to JPM, we would need to loan or otherwise provide additional funds to Race Street to cover Race Street’s payment obligations to JPM, or otherwise be subject to a loss in an amount up to the entire amount of our equity investment in Race Street.

Our equity investment in Race Street is subordinated to the debt obligations of Race Street.

Any dividends or other payments in respect of our equity interest in Race Street are subordinated in priority of payment to Race Street’s payment obligations under the JPM Facility. In addition, Race Street is subject to certain payment restrictions set forth in the JPM Facility in respect of our equity interest.

We will receive cash distributions based on our investment in Race Street only if Race Street has made all required payments under the JPM Facility. We cannot assure stockholders that distributions on the assets held by Race Street, including the Class A Notes, will be sufficient to make any distributions to us or that the yield on our investment in Race Street will meet our expectations.

Our equity investment in Race Street is unsecured and ranks behind all of the creditors, known or unknown, of Race Street, including JPM. Consequently, if the value of Race Street’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates generally, the value of our equity investment in Race Street could be reduced. Accordingly, our investment in Race Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Race Street’s assets decreases or Locust Street fails to make any required payments to Race Street pursuant to the terms of the Class A Notes, Race Street may be unable to make any required payments to JPM pursuant to the terms of the JPM Facility. In such event, if the value of Race Street’s assets is not sufficient to meet Race Street’s payment obligations to JPM, we would need to loan or otherwise provide additional funds to Race Street to cover Race Street’s payment obligations to JPM, or otherwise be subject to a loss in an amount up to the entire amount of our equity investment in Race Street.

Our equity investments in Locust Street and Race Street have a high degree of leverage.

As of March 31, 2015, Locust Street had issued Class A Notes in an aggregate amount of $1.14 billion (the maximum amount of Class A Notes permitted to be issued by Locust Street under the Amended and Restated Indenture). The fair value of assets held by Locust Street as of March 31, 2015 was approximately $1.82 billion, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. The repurchase amount payable by Race Street to JPM under the JPM Facility in respect of the issued Class A Notes is $950.0 million, plus applicable interest, and as of March 31, 2015, the fair value of assets held by Race Street was approximately $871.3 million. The market value of our equity assets in Locust Street and Race Street may be significantly affected by a variety of factors, including changes in the market value of the assets held by Locust Street and Race Street, changes in distributions on the assets held by Locust Street and Race Street, defaults and recoveries on those assets, capital gains and losses on those assets, prepayments on those assets and other risks associated with those assets. Our investments in Locust Street and Race Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Class A Notes.

The Class A Notes rank senior in right of payment to any equity securities issued by Locust Street. As a result, there are circumstances in which the interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests. For example, under the terms of the Class A Notes, JPM has the right to receive payments of principal and interest prior to Locust Street making any distributions or dividends to holders of its equity securities.

For as long as the Class A Notes remain outstanding, JPM has the right to act in certain circumstances with respect to the portfolio of assets that secure the obligations of Locust Street under the Class A Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Amended and Restated Indenture trustee to declare events of default under or accelerate the Class A Notes in accordance with the terms of the Amended and Restated Indenture. JPM has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Class A Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Class A Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Class A Notes and triggering a repayment obligation on the part of Locust Street. Locust Street may not have funds sufficient to make required payments on the Class A Notes and make any distributions to us. Any failure of Locust Street to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Locust Street may fail to meet certain asset coverage and quality tests, which would have an adverse effect on us.

Under the Amended and Restated Indenture, there are coverage tests and quality tests applicable to the collateral securing the Class A Notes. The first coverage test, or the Class A Interest Coverage Test, compares the amount of interest received on the portfolio of assets held by Locust Street to the amount of interest payable in respect of the Class A Notes on the following payment date. To meet the Class A Interest Coverage Test, the aggregate amount of interest received on the portfolio of assets held by Locust Street must equal at least 150% of the interest payable in respect of the Class A Notes. The second coverage test, or the Class A Par Value Test, compares the aggregate par value of the portfolio of assets (other than any asset acquired for a purchase price of less than 80% of its par value, which asset will be assigned a value equal to their purchase price) plus cash held by Locust Street to the aggregate outstanding par value of the Class A Notes. To meet the Class A Par Value

Test, the aggregate par value of the portfolio of assets (other than any assets acquired for a purchase price of less than 80% of its par value, which assets will be assigned a value equal to their purchase price) plus cash held by Locust Street must equal at least 145.36% of the aggregate outstanding principal amount of the Class A Notes. The third coverage test, or the Additional Class A Par Value Test, compares the aggregate principal amount of the portfolio of assets (other than any defaulted assets, which assets will be assigned a value equal to its market value) held by Locust Street to the aggregate outstanding par value of the Class A Notes. To meet the Additional Class A Par Value Test, the aggregate par value of the portfolio of assets (other than any defaulted assets, which assets will be assigned a value equal to their market value) held by Locust Street must equal at least 130% of the aggregate outstanding principal amount of the Class A Notes. The quality tests compare the minimum weighted average fixed coupon rates, the minimum weighted average floating coupon rates, the weighted average life, the anticipated recovery rates and the anticipated default rates of the portfolio of assets held by Locust Street to certain benchmarks as described more fully in the Amended and Restated Indenture.

If the Class A Interest Coverage Test or the Class A Par Value Test is not satisfied on any date on which compliance is measured, Locust Street is required to apply available amounts to the repayment of the outstanding principal of the Class A Notes to satisfy the applicable tests. Failure to satisfy the Additional Class A Par Value Test on any measurement date constitutes an event of default under the Amended and Restated Indenture. Obligations that may be added to the portfolio of assets held by Locust Street and constituting collateral from time to time under the Amended and Restated Indenture are subject to certain restrictions in respect of the quality tests referenced above and more fully described in the Amended and Restated Indenture.

The market value of the underlying assets held by Locust Street and Race Street may decline causing Race Street to borrow funds from us in order to meet certain margin posting and minimum market value requirements, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the JPM Facility the market value of the underlying assets held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. Similarly, pursuant to the JPM Facility, the market value of the underlying assets held by Race Street must be at least $648.0 million, or the Market Value Requirement. In either such event, in order to satisfy these requirements, Race Street intends to borrow funds from us pursuant to a revolving credit agreement, dated as of July 21, 2011 and as amended as of September 26, 2012 and April 23, 2013, between Race Street, as borrower, and us, as lender, or the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Race Street to satisfy the Margin Threshold or the Market Value Requirement, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Locust Street or Race Street, if any, may decrease their value and reduce the value of our equity interests in these entities.

As collateral manager, we have broad authority to direct and supervise the investment and reinvestment of the assets held by Locust Street and Race Street, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related collateral management agreements we have entered into with Locust Street and Race Street. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings of an investment may change the terms of the investments and, in some cases, may result in Locust Street or Race

Street holding assets that do not meet certain specified criteria for the investments specified in the JPM Facility documentation. This could adversely impact the coverage and quality tests under the Amended and Restated Indenture applicable to Locust Street. This could also adversely impact the ability of Locust Street to meet the Margin Threshold and Race Street to meet the Market Value Requirement. Any amendment, waiver, modification or other restructuring of an investment that reduces Locust Street’s compliance with the coverage and quality tests under the Amended and Restated Indenture will make it more likely that Locust Street will need to pay cash to reduce the unpaid principal amount of the Class A Notes so as to cure any breach of such tests. Similarly, any amendment, waiver, modification or other restructuring of an investment that reduces Locust Street’s ability to meet the Margin Threshold or Race Street’s ability to meet the Market Value Requirement will make it more likely that Race Street will need to retain assets, including cash, to increase the market value of the assets held by Race Street and to post cash collateral with JPM in an amount at least equal to the amount by which the market value of the underlying assets held by Locust Street is less than the Margin Threshold. Any such use of cash by Locust Street or Race Street would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Locust Street or Race Street.

We receive cash from Locust Street and Race Street only to the extent that Locust Street or Race Street, respectively, makes distributions to us. Locust Street may make distributions to us, in turn, only to the extent permitted by the Amended and Restated Indenture. The Amended and Restated Indenture generally provides that distributions by Locust Street may not be made unless all amounts owing with respect to the Class A Notes have been paid in full. Race Street may make distributions to us only to the extent permitted by the JPM Facility. The JPM Facility generally provides that distributions by Race Street may not be made if the Margin Threshold has not been met or if the market value of the underlying assets held by Race Street is less than the Market Value Requirement. If we do not receive cash from Locust Street or Race Street, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of JPM.

If JPM fails to sell the Class A Notes back to Race Street at the end of the applicable period, Race Street’s recourse will be limited to an unsecured claim against JPM for the difference between the value of such Class A Notes at such time and the amount that would be owing by Race Street to JPM had JPM performed under the JPM Facility. The ability of JPM to satisfy such a claim will be subject to JPM’s creditworthiness at that time.

Risks Related to an Investment in Our Common Stock

There is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time.

We cannot assure stockholders that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation—Senior Securities.”

Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to stockholders, which will lower their tax basis in their shares.

A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. We may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in their shares, which may result in increased tax liability to stockholders when they sell their shares.

Our shares of common stock may trade at a discount to net asset value.

Shares of closed-end investment companies, including BDCs, may trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock is trading at a price below its net asset value per share, we will generally not be able to issue additional shares of our common stock at their market price without first obtaining approval for such issuance from our stockholders and our independent directors. In 2014 and 2015, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on June 22, 2016. We may again seek the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. However, we may not obtain the necessary approvals to sell shares of common stock below net asset value after June 22, 2016. In addition, we will not sell shares of our common stock at a price below the then-current net asset value per share pursuant to stockholder approval under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement of which this prospectus forms a part, if such offering will result in greater than 15% dilution in the aggregate to existing stockholder net asset value. For additional information regarding this limitation, see “Sales of Common Stock Below Net Asset Value.”

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of a securities offering and borrowings, and we have not established limits on the amount of funds we may use from such proceeds or borrowings to make any such distributions. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital we ultimately invest in our portfolio companies.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 450,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of FB Advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Stockholders may experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

Stockholders who do not participate in our distribution reinvestment plan may experience accretion to the net asset value of their shares if our shares are trading at a premium to net asset value and dilution if our shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law, or the MGCL, and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between us and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of our outstanding shares) or an affiliate thereof is prohibited for five years and thereafter is subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if our board of directors should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter: (a) classifying our board of directors into three classes serving staggered three-year terms, (b) providing that a director may be removed only for cause and only by vote of at least two-thirds of the votes entitled to be cast, and (c) authorizing our board of directors to (i) classify or reclassify shares of our stock into one or more classes or series, (ii) cause the issuance of additional shares of our stock, and (iii) amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in the best interest of our stockholders.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include: (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of our portfolio of investments; (v) changes in accounting guidelines governing valuation of our investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of our investment adviser or sub-adviser or certain of their respective key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of our BDC or RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of FB Advisor’s or GDFM’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the economy;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If the market price of our common stock fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We also cannot assure you that the issuance of preferred stock, debt securities or convertible debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock, and any such issuance could materially dilute our stockholders’ interest in our common stock and reduce our net asset value per share.

In 2014 and 2015, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on June 22, 2016. We may again seek the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock in one or more offerings for a twelve-month period following stockholder approval. If such approval is obtained, it may allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below net asset value per share would result in an immediate dilution to our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance nor can we predict the resulting reduction in our net asset value per share, however, such effects may be material. We undertake to describe the material risks and dilutive effects of any offering that we make at a price below our then-current net asset value in the future in a prospectus supplement issued in connection with any such offering.

Our stockholders’ interest in us may be diluted if they do not fully exercise their subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then our stockholders’ will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

Risks Related to U.S. Federal Income Tax

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To qualify for and maintain RIC tax treatment under Subchapter M of the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders each tax year, dividends of an amount at least equal to the sum of 90% of our investment company taxable income, without regard to any deduction for dividends paid. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each tax year from dividends, interest, gains from the sale of securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations—Election to be Taxed as a RIC.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

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actual and potential conflicts of interest with FB Advisor, FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, GDFM or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage;

•	the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of FB Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in our operating areas; and

•	the price at which shares of our common stock may trade on the NYSE.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of such offering. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate.

As of March 31, 2015, we had $251.0 million in borrowings available under our financing arrangements. Below is a summary of our outstanding financing arrangements as of March 31, 2015 (dollar amounts in the table below and the related notes and disclosure are presented in thousands):

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Broad Street Credit Facility	Revolving Credit Facility	L+1.50%	$70,008		$54,992	December 18, 2015
ING Credit Facility	Revolving Credit Facility	L+2.50%	$103,997	(1)	$196,003	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$950,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €29,625 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.07 as of March 31, 2015 to reflect total amount outstanding in U.S. dollars.

On April 30, 2015, we issued $275,000 aggregate principal amount of our 4.750% notes due 2022, or the 4.750% notes. The net proceeds to us were approximately $271,656 before expenses, after deducting the underwriting discounts and commissions of $2,475. We used the net proceeds received from the issuance of the 4.750% notes to repay borrowings under existing financing arrangements.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for more information regarding our financing arrangements.

Pending such use, we intend to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election for taxation as a RIC. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DISTRIBUTIONS

Effective January 1, 2015 and subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare and pay regular cash distributions on a quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. No portion of the distributions paid during the tax years ended December 31, 2014, 2013, or 2012 represented a return of capital.

From time to time and not less than on a quarterly basis, FB Advisor must review our accounts to determine whether cash distributions are appropriate. We intend to distribute on a pro rata basis to our stockholders funds received by us which FB Advisor deems unnecessary for us to retain.

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must, among other things, make distributions of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the tax year or the due date of the tax return, including extensions, distributions paid up to one year after the current taxable year can be carried back to the prior taxable year for determining the distributions paid in such taxable year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses, or capital gain net income, (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. Any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We declared our first distribution on January 29, 2009. The following table reflects the cash distributions per share that we have declared on our common stock during the three months ended March 31, 2015 and during the years ended December 31, 2014, 2013 and 2012 (dollar amounts in the table below and the related notes are presented in thousands, except per share data):

	Distribution
For the Year Ended December 31,	Per Share	Amount
2012(1)(2)	$0.8586	$197,906
2013(3)	0.8303	212,153
2014(4)(5)	1.0843	267,856
2015 (through March 31)	0.2228	53,706

(1)	In addition to regular cash distributions during such period, cash distributions declared and paid on our common stock during the year ended December 31, 2012 include approximately $12,417, or approximately $0.05 per share, in special cash distributions.

(2)	On May 15, 2012, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.033594 per share to $0.03375 per share, effective May 16, 2012. Beginning in June 2012, we declared and paid regular cash distributions on a monthly basis in an amount equal to $0.0675 per share.

(3)	On June 25, 2013, our board of directors determined to increase the amount of the regular monthly cash distributions payable to stockholders of record from $0.0675 per share to $0.06975 per share, effective as of June 28, 2013. On October 16, 2013, our board of directors determined to increase the amount of regular monthly cash distributions payable to stockholders of record from $0.06975 per share to $0.0720 per share, effective as of November 29, 2013.

(4)	On March 31, 2014, our board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share, effective as of April 30, 2014.

(5)	On July 1, 2014, our board of directors declared a special cash distribution of $0.10 per share, which was paid on August 15, 2014 to stockholders of record as of the close of business on July 31, 2014. On October 10, 2014, our board of directors also declared a special cash distribution of $0.10 per share, which was paid on November 14, 2014 to stockholders of record as of the close of business on October 31, 2014.

On April 29, 2015, our board of directors declared a regular quarterly cash distribution of $0.22275 per share, which was paid on July 2, 2015 to stockholders of record as of the close of business on June 24, 2015. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

Effective June 2, 2014, we adopted our “opt out” distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distribution Reinvestment Plan” for more information.

The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common stock during the three months ended March 31, 2015 and 2014 and the years ended December 31, 2014, 2013 and 2012 (dollar amounts in the table below and the paragraph that follows such table are presented in thousands, except per share data):

	Three Months Ended March 31,				Year Ended December 31,
	2015		2014		2014		2013		2012
	(Unaudited)
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	53,706	100%	56,237	100%	196,227	73%	212,153	100%	144,364	73%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	39,835	15%	—	—	53,542	27%
Long-term capital gains proceeds from the sale of assets	—	—	—	—	31,794	12%	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—	—	—

Total	$53,706	100%	$56,237	100%	$267,856	100%	$212,153	100%	$197,906	100%

(1)	During the three months ended March 31, 2015 and 2014, 91.8% and 90.9%, respectively, of our gross investment income was attributable to cash income earned, 3.6% and 7.0%, respectively, was attributable to non-cash accretion of discount and 4.6% and 2.1%, respectively, was attributable to PIK interest. During the years ended December 31, 2014, 2013 and 2012, 91.1%, 89.3% and 92.1%, respectively, of our gross investment income was attributable to cash income earned, 5.2%, 9.1% and 6.8%, respectively, was attributable to non-cash accretion of discount and 3.7%, 1.6% and 1.1%, respectively, was attributable to PIK interest.

Our net investment income on a tax basis for the three months ended March 31, 2015 and 2014 was $56,501 and $51,851, respectively. As of March 31, 2015 and December 31, 2014, we had $159,756 and $152,743, respectively, of undistributed net investment income and realized gains on a tax basis. Our net investment income on a tax basis for the years ended December 31, 2014, 2013 and 2012 was $221,880, $236,936 and $185,513, respectively. As of December 31, 2014, 2013 and 2012, we had $152,743, $148,676 and $57,740, respectively, of undistributed net investment income and realized gains on a tax basis.

Our undistributed net investment income on a tax basis as of December 31, 2013 was adjusted following the filing of our 2013 tax return in September 2014. The adjustment was primarily due to tax-basis income received by us during the year ended December 31, 2013 exceeding GAAP-basis income with respect to collateralized securities and interests in partnerships held in our investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by us subsequent to the filing of our annual report on Form 10-K for the year ended December 31, 2013.

The difference between our GAAP-basis net investment income and our tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us, the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of non-deductible excise taxes, and, with respect to the years ended December 31, 2013 and 2012, the inclusion of a portion of the periodic net settlement payments due on the total return swap in tax-basis net investment income and the amount by which tax-basis income received by us with respect to collateralized securities and interests in partnerships exceeded our GAAP-basis income.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2015 and 2014 and the years ended December 31, 2014, 2013 and 2012 (dollar amounts in the table below and the paragraph that follows such table are presented in thousands):

	Three Months Ended March 31,		Year Ended December 31,
	2015	2014	2014	2013	2012
	(Unaudited)
GAAP-basis net investment income	$51,649	$55,877	$242,008	$244,976	$133,907
Reversal of incentive fee accrual on unrealized gains	3,748	(199)	(9,468)	2,583	27,960
Taxable income adjustment on collateralized securities and partnerships	—	—	—	—	9,355
Excise taxes	—	—	5,400	5,742	500
Tax-basis net investment income portion of total return swap payments	—	—	—	—	12,356
Reclassification of unamortized original issue discount and prepayment fees	(933)	(3,964)	(19,436)	(15,904)	—
Other miscellaneous differences	2,037	137	3,376	(461)	1,435

Tax-basis net investment income	$56,501	$51,851	$221,880	$236,936	$185,513

We may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2014, we increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $19,737 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $7,292 and $12,445, respectively. During the year ended December 31, 2013, we increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $8,441 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $6,633 and $1,808, respectively. During the year ended December 31, 2012, we reduced accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $13,480 and increased accumulated undistributed (distributions in excess of) net investment income by $13,480 to reflect the reclassification of a portion of realized gains on the total return swap, or the TRS, that Arch Street Funding LLC, or Arch Street, our former wholly owned, special-purpose financing subsidiary, had entered into with Citibank into tax-basis net investment income. The TRS was terminated on August 29, 2012.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2015 and December 31, 2014, the components of accumulated earnings on a tax basis were as follows (dollar amounts in the table below, the related note and the paragraph that follows such note are presented in thousands):

	March 31, 2015 (Unaudited)	December 31, 2014
Distributable ordinary income (income and short-term capital gains)	$118,444	$114,667
Distributable realized gains (long-term capital gains)	41,312	38,076
Incentive fee accrual on unrealized gains	(24,823)	(21,075)
Unamortized organization costs	(375)	(386)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(1)	(8,415)	(23,085)

Total	$126,143	$108,197

(1)	As of March 31, 2015 and December 31, 2014, the gross unrealized appreciation on our investments and gain on foreign currency was $155,930 and $136,422, respectively. As of March 31, 2015 and December 31, 2014, the gross unrealized depreciation on our investments and loss on foreign currency was $164,345 and $159,507, respectively.

The aggregate cost of our investments for U.S. federal income tax purposes totaled $4,177,977 and $4,210,963 as of March 31, 2015 and December 31, 2014, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(8,415) and $(23,085) as of March 31, 2015 and December 31, 2014, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

We were incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. On April 16, 2014, shares of our common stock began trading on the NYSE under the ticker symbol “FSIC”.

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to leverage our relationship with GDFM and its global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not expect to make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and CLOs.

In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

We may also invest in certain opportunities that are originated and then syndicated by a commercial or investment bank, but where we provide a capital commitment significantly above the average syndicate participant, i.e., an anchor order. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of FB Advisor and GDFM.

In addition, our relationship with GSO, one of the largest CLO managers in the world, allows us to opportunistically invest in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity or the equity-related securities in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

Revenues

The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments and net unrealized gain or loss on foreign currency. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

We principally generate revenues in the form of interest income on the debt investments we hold. In addition, we generate revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we hold.

Expenses

Our primary operating expenses include the payment of management and incentive fees and other expenses under the investment advisory agreement and the administration agreement, interest expense from financing facilities and other indebtedness, and other expenses necessary for our operations. The management and incentive fees compensate FB Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Advisor is responsible for compensating our investment sub-adviser.

FB Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our securities, subject to limitations included in the investment advisory agreement and administration agreement;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	fees and expenses of directors not also serving in an executive officer capacity for us or FB Advisor;

•	costs of proxy statements, stockholders’ reports, notices and other filings;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for our investments; and

•

all other expenses incurred by FB Advisor, GDFM or us in connection with administering our business, including expenses incurred by FB Advisor or GDFM in performing administrative services for us and administrative personnel paid by FB Advisor or GDFM, to the extent they are not controlling persons of FB Advisor, GDFM or any of their respective affiliates, subject to the limitations included in the investment advisory agreement and the administration agreement.

In addition, we have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FB Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

Expense Reimbursement

Pursuant to an expense support and conditional reimbursement agreement, dated as of March 13, 2012, and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings had agreed to reimburse us for expenses in an amount that was sufficient to ensure that no portion of our distributions to stockholders were paid from proceeds of the sale of shares of our common stock or borrowings.

As a result of the listing of our shares of common stock on the NYSE, effective November 7, 2014, Franklin Square Holdings terminated the expense reimbursement agreement pursuant to its terms. Since entering into the expense reimbursement agreement, no reimbursements were made, and no reimbursements were expected to be made in the foreseeable future, by Franklin Square Holdings, pursuant to the expense reimbursement agreement.

Portfolio Investment Activity for the Three Months Ended March 31, 2015 and for the Year Ended December 31, 2014

During the three months ended March 31, 2015, we made investments in portfolio companies totaling $191,510. During the same period, we sold investments for proceeds of $94,334 and received principal repayments of $143,021. As of March 31, 2015, our investment portfolio, with a total fair value of $4,161,683 (53% in first lien senior secured loans, 17% in second lien senior secured loans, 8% in senior secured bonds, 11% in subordinated debt, 3% in collateralized securities and 8% in equity/other), consisted of interests in 110 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $151.4 million. As of March 31, 2015, the investments in our portfolio were purchased at a weighted average price of 97.8% of par or stated value, as applicable, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10.0% based upon the amortized cost of our investments.

During the year ended December 31, 2014, we made investments in portfolio companies totaling $2,178,075. During the same period, we sold investments for proceeds of $1,246,624 and received principal repayments of $875,315. As of December 31, 2014, our investment portfolio, with a total fair value of $4,183,447 (53% in first lien senior secured loans, 17% in second lien senior secured loans, 8% in senior secured bonds, 11% in subordinated debt, 3% in collateralized securities and 8% in equity/other), consisted of interests in 118 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $155.2 million. As of December 31, 2014, the investments in our portfolio were purchased at a weighted average price of 97.4% of par or stated value, as applicable, and our estimated gross portfolio yield, prior to leverage, was 10.0% based upon the amortized cost of our investments.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the three months ended March 31, 2015 and the year ended December 31, 2014:

	For the Three Months Ended	For the Year Ended
Net Investment Activity	March 31, 2015	December 31, 2014
Purchases	$191,510	$2,178,075
Sales and Redemptions	(237,355)	(2,121,939)

Net Portfolio Activity	$(45,845)	$56,136

	For the Three Months Ended		For the Year Ended
	March 31, 2015		December 31, 2014
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$165,760	87%	$1,260,125	58%
Senior Secured Loans—Second Lien	20,000	10%	386,982	17%
Senior Secured Bonds	138	0%	215,937	10%
Subordinated Debt	1,465	1%	169,456	8%
Collateralized Securities	—	—	19,217	1%
Equity/Other	4,147	2%	126,358	6%

Total	$191,510	100%	$2,178,075	100%

The following table summarizes the composition of our investment portfolio at cost and fair value as of March 31, 2015 and December 31, 2014:

	March 31, 2015 (Unaudited)			December 31, 2014
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,213,788	$2,197,397	53%	$2,215,957	$2,206,206	53%
Senior Secured Loans—Second Lien	702,981	697,615	17%	713,675	708,255	17%
Senior Secured Bonds	425,073	360,150	8%	423,961	359,275	8%
Subordinated Debt	450,091	455,132	11%	467,645	464,304	11%
Collateralized Securities	103,499	110,623	3%	110,362	123,920	3%
Equity/Other	252,967	340,766	8%	250,497	321,487	8%

Total	$4,148,399	$4,161,683	100%	$4,182,097	$4,183,447	100%

(1)	Amortized costs represent the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of our investment portfolio as of March 31, 2015 and December 31, 2014:

	March 31, 2015	December 31, 2014
Number of Portfolio Companies	110	118
% Variable Rate (based on fair value)	68.7%	69.0%
% Fixed Rate (based on fair value)	23.1%	23.3%
% Income Producing Equity or Other Investments (based on fair value)	3.1%	2.9%
% Non-Income Producing Equity or Other Investments (based on fair value)	5.1%	4.8%
Average Annual EBITDA of Portfolio Companies	$151,400	$155,200
Weighted Average Purchase Price of Investments (as a % of par or stated value)	97.8%	97.4%
% of Investments on Non-Accrual (based on fair value)	0.5%	0.3%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	10.0%	10.0%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	10.5%	10.4%

Direct Originations

The following tables present certain selected information regarding our direct originations for the three months ended March 31, 2015 and year ended December 31, 2014:

New Direct Originations	For the Three Months Ended March 31, 2015	For the Year Ended December 31, 2014
Total Commitments (including unfunded commitments)	$192,643	$1,609,397
Exited Investments (including partial paydowns)	(146,077)	(543,599)

Net Direct Originations	$46,566	$1,065,798

	For the Three Months Ended March 31, 2015		For the Year Ended December 31, 2014
New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$171,740	89%	$941,906	59%
Senior Secured Loans—Second Lien	20,000	10%	290,332	18%
Senior Secured Bonds	—	—%	118,336	7%
Subordinated Debt	78	0%	163,256	10%
Collateralized Securities	—	—%	19,460	1%
Equity/Other	825	1%	76,107	5%

Total	$192,643	100%	$1,609,397	100%

	For the Three Months Ended March 31, 2015	For the Year Ended December 31, 2014
Average New Direct Origination Commitment Amount	$24,080	$37,428
Weighted Average Maturity for New Direct Originations	12/26/19	7/14/20
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period	10.0%	9.6%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period—Excluding Non-Income Producing Assets	10.1%	10.5%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	8.5%	10.0%

The following table presents certain selected information regarding our direct originations as of March 31, 2015 and December 31, 2014:

Characteristics of All Direct Originations held in Portfolio	March 31, 2015	December 31, 2014
Number of Portfolio Companies	53	52
Average Annual EBITDA of Portfolio Companies	$50,700	$47,200
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	4.8x	4.6x
% of Investments on Non-Accrual (based on fair value)	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.8%	9.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.3%	10.1%

Portfolio Composition by Strategy and Industry

The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of March 31, 2015 and December 31, 2014:

	March 31, 2015		December 31, 2014
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$3,210,225	77%	$3,147,946	75%
Opportunistic	740,424	18%	790,060	19%
Broadly Syndicated/Other	211,034	5%	245,441	6%

Total	$4,161,683	100%	$4,183,447	100%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2015 and December 31, 2014:

	March 31, 2015		December 31, 2014
	(Unaudited)
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$24,903	1%	$24,737	1%
Capital Goods	973,141	23%	964,394	23%
Commercial & Professional Services	246,719	6%	283,513	7%
Consumer Durables & Apparel	333,874	8%	319,160	8%
Consumer Services	706,366	17%	692,533	17%
Diversified Financials	164,351	4%	179,548	4%
Energy	436,424	11%	434,424	10%
Food & Staples Retailing	18,720	0%	18,324	0%
Health Care Equipment & Services	73,959	2%	104,205	3%
Materials	336,076	8%	297,179	7%
Media	158,177	4%	157,443	4%
Pharmaceuticals, Biotechnology & Life Sciences	16,224	0%	16,243	0%
Retailing	3,451	0%	5,004	0%
Software & Services	294,016	7%	312,505	7%
Technology Hardware & Equipment	140,413	3%	137,471	3%
Telecommunication Services	159,125	4%	161,951	4%
Transportation	75,744	2%	74,813	2%

Total	$4,161,683	100%	$4,183,447	100%

As of March 31, 2015, except for one equity/other investment, Fronton Investor Holdings, LLC, we were not an “affiliated person” of any of our portfolio companies, as defined in the 1940 Act. As of March 31, 2015, we did not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.

Our investment portfolio may contain loans that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of March 31, 2015, we had eleven such investments with aggregate unfunded commitments of $116,193 and one equity/other investment with an unfunded commitment of $746. As of December 31, 2014, we had ten such investments with aggregate unfunded commitments of $101,099 and one equity/other investment with an unfunded commitment of $788. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2015 and December 31, 2014:

	March 31, 2015		December 31, 2014
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$500,953	12%	$484,332	12%
2	3,159,656	76%	3,213,335	77%
3	459,260	11%	434,620	10%
4	20,200	0%	37,178	1%
5	21,614	1%	13,982	0%

Total	$4,161,683	100%	$4,183,447	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended March 31, 2015 and March 31, 2014

Revenues

We generated investment income of $108,635 and $114,796 for the three months ended March 31, 2015 and 2014, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $99,773 and $104,283 of cash income earned as well as $8,862 and $10,513 in non-cash portions relating to accretion of discount and PIK interest for the three months ended March 31, 2015 and 2014, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The decrease in investment income is due primarily to the reduction in fee income earned during the current quarter compared to the three months ended March 31, 2014. The level of investment income we receive is directly related to the balance of income-producing investments multiplied by the weighted average yield of our investments.

During the three months ended March 31, 2015 and 2014, we generated $4,696 and $10,085, respectively, of fee income, which represented 4.3% and 8.8%, respectively of total investment income. Such fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

Expenses

Our expenses were $56,986 and $58,919 for the three months ended March 31, 2015 and 2014, respectively. Our operating expenses include base management fees attributed to FB Advisor of $19,038 and $22,371 for the three months ended March 31, 2015 and 2014, respectively. Our expenses also include administrative services expenses attributed to FB Advisor of $991 and $1,200 for the three months ended March 31, 2015 and 2014, respectively.

FB Advisor is eligible to receive incentive fees based on our performance. During the three months ended March 31, 2015, we accrued a subordinated incentive fee on income of $13,905 and paid FB Advisor $13,089 in respect of such fee. As of March 31, 2015, a subordinated incentive fee on income of $13,905 was payable to FB Advisor. During the three months ended March 31, 2014, we accrued a subordinated incentive fee on income of $15,178 and paid FB Advisor $14,303 in respect of such fee. During the three months ended March 31, 2015 and 2014, we accrued capital gains incentive fees of $3,748 and $4,836, respectively, based on the performance of our portfolio. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $17,299 and $12,700 for the three months ended March 31, 2015 and 2014, respectively, in connection with our credit facilities, the JPM Facility, the 4.000% notes and the 4.250% notes. The fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $276 and $332 for the three months ended March 31, 2015 and 2014, respectively. We incurred fees and expenses with our stock transfer agent of $80 and $451 for the three months ended March 31, 2015 and 2014, respectively. Fees for our board of directors were $227 and $265 for the three months ended March 31, 2015 and 2014, respectively.

Our other general and administrative expenses totaled $1,422 and $1,586 for the three months ended March 31, 2015 and 2014, respectively, and consisted of the following:

	Three Months Ended March 31,
	2015	2014
Expenses associated with our independent audit and related fees	$137	$132
Compensation of our chief compliance officer(1)	25	25
Legal fees	371	445
Printing fees	99	295
Other	790	689

Total	$1,422	$1,586

(1)	On April 1, 2015, James F. Volk was appointed as our chief compliance officer. Prior to that date, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer. Mr. Volk is employed by Franklin Square Holdings and will not receive any direct compensation from us in this capacity.

During the three months ended March 31, 2015 and 2014, the ratio of our expenses to our average net assets was 2.41% and 2.20%, respectively. Our ratio of expenses to our average net assets during the three months ended March 31, 2015 and 2014 includes $17,299 and $12,700, respectively, related to interest expense and $17,653 and $20,014, respectively, related to accruals for incentive fees. Without such expenses, our ratio of expenses to average net assets would have been 0.93% and 0.97% for the three months ended March 31, 2015 and 2014, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors. The lower ratio of expenses to average net assets, excluding incentive fees and interest expense, during the three months ended March 31, 2015 compared to the three months ended March 31, 2014 can primarily be attributed to a permanent reduction in management fees pursuant to the investment advisory agreement, as well as a reduction in administrative services expenses and stock transfer agent fees charged to us.

Net Investment Income

Our net investment income totaled $51,649 ($0.21 per share) and $55,877 ($0.21 per share) for the three months ended March 31, 2015 and 2014, respectively. The decrease in net investment income can be attributed to, among other things, a reduction in revenues from fee income for the three months ended March 31, 2015, which were largely offset by the expense reductions noted above. Net investment income on a per share basis remained unchanged, as the reduction in net investment income was in proportion to the quarter over quarter decline in average shares outstanding as a result of our listing tender offer.

Net Realized Gains or Losses

We sold investments and received principal repayments of $94,334 and $143,021, respectively, during the three months ended March 31, 2015, from which we realized a net gain of $3,285. We also realized a net gain of $110 from settlements on foreign currency during the three months ended March 31, 2015. We sold investments and received principal repayments of $306,983 and $259,132, respectively, during the three months ended March 31, 2014, from which we realized a net gain of $13,822. We also realized a net loss of $19 from settlements on foreign currency during the three months ended March 31, 2014.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Unrealized Gain (Loss) on Foreign Currency

For the three months ended March 31, 2015, the net change in unrealized appreciation (depreciation) on investments totaled $11,934 and the net change in unrealized gain (loss) on foreign currency totaled $3,448. For the three months ended March 31, 2014, the net change in unrealized appreciation (depreciation) on investments totaled $10,335 and the net change in unrealized gain (loss) on foreign currency totaled $45. The net change in unrealized appreciation (depreciation) on our investments during the three months ended March 31, 2015 was primarily driven by increased valuations of our subordinated debt and equity/other positions.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2015, the net increase in net assets resulting from operations was $70,426 ($0.29 per share) compared to a net increase in net assets resulting from operations of $80,060 ($0.31 per share) during the three months ended March 31, 2014.

Comparison of the Years Ended December 31, 2014 and December 31, 2013

Revenues

We generated investment income of $464,819 and $474,566 for the years ended December 31, 2014 and 2013, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $423,550 and $423,585 of cash income earned as well as $41,269 and $50,981 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2014 and 2013, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The decrease in investment income is due primarily to the reduction in the yield on our investments during the first nine months of 2014, which was attributed to a general tightening of spreads in the credit markets during this period. The level of investment income we receive is directly related to the balance of income-producing investments multiplied by the weighted average yield of our investments.

During the years ended December 31, 2014 and 2013, we generated $44,961 and $37,084, respectively, of fee income, which represented 9.7% and 7.8%, respectively of total investment income. Such fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

Expenses

Our expenses were $222,811 and $229,590 for the years ended December 31, 2014 and 2013, respectively. Our operating expenses include base management fees attributed to FB Advisor of $81,780 and $90,247 for the years ended December 31, 2014 and 2013, respectively. Our expenses also include administrative services expenses attributed to FB Advisor of $4,794 and $5,165 for the years ended December 31, 2014 and 2013, respectively.

FB Advisor is eligible to receive incentive fees based on our performance. During the year ended December 31, 2014, we accrued a subordinated incentive fee on income of $58,122 and paid FB Advisor $59,336 in respect of such fee. As of December 31, 2014, a subordinated incentive fee on income of $13,089 was payable to FB Advisor. During the year ended December 31, 2013, we accrued a subordinated incentive fee on income of $62,253 and paid FB Advisor $61,343 in respect of such fee. During the year ended December 31, 2014, we reversed capital gains incentive fees of $9,468 based on the performance of our portfolio. During the year ended December 31, 2013, we accrued capital gains incentive fees of $4,173 based on the performance of our portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $64,804 and $50,763 for the years ended December 31, 2014 and 2013, respectively, in connection with our credit facilities, the JPM Facility, the 4.000% notes and the 4.250% notes. The fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $1,223 and $1,390 for the years ended December 31, 2014 and 2013, respectively. We incurred fees and expenses with our stock transfer agent of $1,037 and $2,820 for the years ended December 31, 2014 and 2013, respectively. Fees for our board of directors were $1,027 and $943 for the years ended December 31, 2014 and 2013, respectively.

Our other general and administrative expenses totaled $9,049 and $6,094 for the years ended December 31, 2014 and 2013, respectively, and consisted of the following:

	Year Ended December 31,
	2014	2013
Expenses associated with our independent audit and related fees	$456	$572
Compensation of our chief compliance officer	100	100
Legal fees	3,071	1,510
Printing fees	1,792	1,500
Other	3,630	2,412

Total	$9,049	$6,094

During the years ended December 31, 2014 and 2013, we accrued $5,400 and $5,742, respectively, for excise taxes.

During the years ended December 31, 2014 and 2013, the ratio of our expenses to our average net assets was 8.79% and 8.90%, respectively. Our ratio of expenses to our average net assets during the years ended December 31, 2014 and 2013 includes $64,804 and $50,763, respectively, related to interest expense, $48,654 and $66,426, respectively, related to accruals for incentive fees and an accrual of $5,400 and $5,742, respectively, for excise taxes. Without such expenses, our ratio of expenses to average net assets would have been 4.10% and 4.14% for the years ended December 31, 2014 and 2013, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors. The lower ratio of expenses to average net assets during the year ended December 31, 2014 compared to the year ended December 31, 2013 can primarily be attributed to a reduction in management fees as a result of the waiver by FB Advisor of certain management fees to which it was otherwise entitled, and subsequent permanent reduction of such fees during the year ended December 31, 2014, as well as a reduction in administrative services expenses and stock transfer agent fees charged to us, which were partially offset by costs associated with the listing of our common stock on the NYSE.

Net Investment Income

Our net investment income totaled $242,008 ($0.97 per share) and $244,976 ($0.96 per share) for the years ended December 31, 2014 and 2013, respectively. The decrease in net investment income can be attributed to, among other things, a reduction in revenues for the year ended December 31, 2014 which were largely offset by the expense reductions noted above. The increase in net investment income on a per share basis is due to a year over year decline in average shares outstanding as a result of the modified “Dutch auction” tender offer we conducted in April 2014 in connection with the listing of our shares on the NYSE, or the listing tender offer.

Net Realized Gains or Losses

We sold investments and received principal repayments of $1,246,624 and $875,315, respectively, during the year ended December 31, 2014, from which we realized a net gain of $30,607. We also realized a net loss of $301 from settlements on foreign currency during the year ended December 31, 2014. We sold investments and received principal repayments of $1,137,264 and $1,373,623, respectively, during the year ended December 31, 2013, from which we realized a net gain of $47,014. We also realized a net loss of $111 from settlements on foreign currency during the year ended December 31, 2013.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Unrealized Gain (Loss) on Foreign Currency

For the year ended December 31, 2014, the net change in unrealized appreciation (depreciation) on investments totaled $(82,146) and the net change in unrealized gain (loss) on foreign currency totaled $4,613. For the year ended December 31, 2013, the net change in unrealized appreciation (depreciation) on investments totaled $(25,982) and the net change in unrealized gain (loss) on foreign currency totaled $(57). The net change in unrealized appreciation (depreciation) on our investments during the year ended December 31, 2014 was primarily driven by a general widening of credit spreads on our loan and debt investments during the fourth quarter, partially offset by increased valuations of certain of our equity/other positions.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the year ended December 31, 2014, the net increase in net assets resulting from operations was $194,781 ($0.78 per share) compared to a net increase in net assets resulting from operations of $265,840 ($1.04 per share) during the year ended December 31, 2013.

Comparison of the Years Ended December 31, 2013 and December 31, 2012

Revenues

We generated investment income of $474,566 and $303,222 for the years ended December 31, 2013 and 2012, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $423,585 and $279,152 of cash income earned as well as $50,981 and $24,070 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2013 and 2012, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The increase in investment income during the year ended December 31, 2013 was due primarily to the growth in the average balance of our portfolio over the last year and the increase in the number of directly originated transactions during the year.

Expenses

Our expenses were $229,590 and $169,315 for the years ended December 31, 2013 and 2012, respectively. Our operating expenses include base management fees attributed to FB Advisor of $90,247 and $68,059 for the years ended December 31, 2013 and 2012, respectively. Our operating expenses also include administrative services expenses attributed to FB Advisor of $5,165 and $5,297 for the years ended December 31, 2013 and 2012, respectively.

FB Advisor is eligible to receive incentive fees based on our performance. During the year ended December 31, 2013, we accrued a subordinated incentive fee on income of $62,253 based upon the performance of our portfolio and paid FB Advisor $61,343 in respect of such fee. As of December 31, 2013, a subordinated incentive fee on income of $14,303 was payable to FB Advisor. During the year ended December 31, 2012, we accrued a subordinated incentive fee on income of $13,393 based upon the performance of our portfolio and paid FB Advisor $0 in respect of such fee. During the year ended December 31, 2013, we accrued capital gains incentive fees of $4,173 based on the performance of our portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. During the year ended December 31, 2012, we accrued capital gains incentive fees of $39,751 based on the performance of our portfolio, of which $27,960 was based on unrealized gains and $11,791 was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

We recorded interest expense of $50,763 and $30,227 for the years ended December 31, 2013 and 2012, respectively, in connection with our credit facilities and the JPM Facility. The fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $1,390 and $1,495 for the years ended December 31, 2013 and 2012, respectively. We incurred fees and expenses with our stock transfer agent of $2,820 and $3,641 for the years ended December 31, 2013 and 2012, respectively. Fees for our board of directors were $943 and $933 for the years ended December 31, 2013 and 2012, respectively.

Our other general and administrative expenses totaled $6,094 and $6,019 for the years ended December 31, 2013 and 2012, respectively, and consisted of the following:

	Year Ended December 31,
	2013	2012
Expenses associated with our independent audit and related fees	$572	$769
Compensation of our chief compliance officer	100	88
Legal fees	1,510	1,443
Printing fees	1,500	888
Other	2,412	2,831

Total	$6,094	$6,019

During the years ended December 31, 2013 and 2012, we accrued $5,742 and $500, respectively, for excise taxes.

During the years ended December 31, 2013 and 2012, the ratio of our expenses to our average net assets was 8.90% and 7.67%, respectively. Our ratio of expenses to our average net assets during the years ended December 31, 2013 and 2012 includes $50,763 and $30,227, respectively, related to interest expense, $66,426 and $53,144, respectively, related to accruals for incentive fees and an accrual of $5,742 and $500, respectively, for excise taxes. Without such expenses, our ratio of expenses to average net assets would have been 4.14% and 3.87% for the years ended December 31, 2013 and 2012, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors. The higher ratio of expenses to average net assets during the year ended December 31, 2013 compared to the year ended December 31, 2012 can primarily be attributed to higher management fees as a percentage of average net assets as a result of the termination of the TRS, and the replacement of such financing arrangement with a revolving credit facility.

Net Investment Income

Our net investment income totaled $244,976 ($0.96 per share) and $133,907 ($0.59 per share) for the years ended December 31, 2013 and 2012, respectively. The increase in net investment income on a per share basis can be attributed to, among other things, our ability to efficiently deploy capital following the closing of our public offering and the increase in the number of directly originated transactions during the year.

Net Realized Gains or Losses

We sold investments and received principal repayments of $1,137,264 and $1,373,623, respectively, during the year ended December 31, 2013, from which we realized a net gain of $47,014. We also realized a net loss of $111 from settlements on foreign currency during the year ended December 31, 2013. We sold investments and received principal repayments of $926,136 and $1,045,311, respectively, during the year ended December 31, 2012, from which we realized a net gain of $47,008. We also earned $19,607 from periodic net settlement payments on our TRS and realized a net gain of $407 from settlements on foreign currency during the year ended December 31, 2012.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap and Unrealized Gain (Loss) on Foreign Currency

For the year ended December 31, 2013, the net change in unrealized appreciation (depreciation) on investments totaled $(25,982) and the net change in unrealized gain (loss) on foreign currency totaled $(57). For the year ended December 31, 2012, the net change in unrealized appreciation (depreciation) on investments totaled $127,399, the net change in unrealized appreciation (depreciation) on our TRS was $1,996 and the net change in unrealized gain (loss) on foreign currency totaled $(125). The net change in unrealized appreciation (depreciation) on our investments during the year ended December 31, 2013 was primarily driven by the conversion of unrealized gains in 2012 to realized gains in 2013.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the year ended December 31, 2013, the net increase in net assets resulting from operations was $265,840 ($1.04 per share) compared to a net increase in net assets resulting from operations of $330,199 ($1.45 per share) during the year ended December 31, 2012.

Financial Condition, Liquidity and Capital Resources

Overview

As of March 31, 2015, we had $88,880 in cash and foreign currency, which we held in a custodial account, and $250,995 in borrowings available under our financing arrangements. As of March 31, 2015, we had eleven debt investments with aggregate unfunded commitments of $116,193 and one equity investment with an unfunded commitment of $746. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

We currently generate cash primarily from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. To seek to enhance our returns, we also employ leverage as market conditions permit and at the discretion of FSIC Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “—Financing Arrangements.”

Prior to investing in securities of portfolio companies, we invest primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

Financing Arrangements

The following table presents a summary of information with respect to our outstanding financing arrangements as of March 31, 2015:

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Broad Street Credit Facility	Revolving Credit Facility	L+1.50%	$70,008		$54,992	December 18, 2015
ING Credit Facility	Revolving Credit Facility	L+2.50%	$103,997	(1)	$196,003	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$950,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €29,625 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.07 as of March 31, 2015 to reflect total amount outstanding in U.S. dollars.

Our average borrowings and weighted average interest rate, including the effect of non-usage fees, for the three months ended March 31, 2015 were $1,877,622 and 3.50%, respectively. As of March 31, 2015, our weighted average effective interest rate on borrowings, including the effect of non-usage fees was 3.61%.

On April 30, 2015, we issued $275,000 aggregate principal amount of the 4.750% notes. The net proceeds to us were approximately $271,656 before expenses, after deducting the underwriting discounts and commissions of $2,475. We used the net proceeds received from the issuance of the 4.750% notes to repay borrowings under existing financing arrangements. For additional information regarding the 4.750% notes, see Note 12 to our unaudited consolidated financial statements included herein.

Arch Street Credit Facility

On July 14, 2014, Arch Street, our former wholly owned, special-purpose financing subsidiary, repaid the revolving credit facility, or the Arch Street credit facility, with Citibank, N.A., as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Arch Street credit facility provided for borrowings in an aggregate principal amount up to $350,000 on a committed basis. Prior to the termination of the Arch Street credit facility, borrowings under the Arch Street credit facility accrued interest at a rate equal to three-month LIBOR plus 2.05% per annum. Beginning November 27, 2012, Arch Street became required to pay a non-usage fee of 0.50% to the extent the aggregate principal amount available under the facility was not borrowed.

As of March 31, 2015 and December 31, 2014, no amounts remained outstanding under the Arch Street credit facility. We incurred costs of $4,884 in connection with obtaining and amending the Arch Street credit facility, which we had recorded as deferred financing costs on our consolidated balance sheets and amortized to interest expense over the life of the facility. In conjunction with the repayment of the Arch Street credit facility on July 14, 2014, $2,226 of remaining unamortized deferred financing costs were charged to interest expense.

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the Arch Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$4,173	$10,093	$3,766
Non-usage fees	220	311	22
Amortization of deferred financing costs	2,896	1,481	507

Total interest expense	$7,289	$11,885	$4,295

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Arch Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$6,464	$12,121	$—
Average borrowings under the facility	$360,986 (2)	$488,712	$470,962
Effective interest rate on borrowings (including the effect of non-usage fees)	—%	1.99%	2.30%
Weighted average interest rate (including the effect of non-usage fees)	2.24%	2.10%	2.33%

(1)	Interest under the Arch Street credit facility was paid quarterly in arrears.

(2)	The average borrowings under the Arch Street credit facility are calculated from the beginning of the period to July 14, 2014, the date we terminated the facility.

Borrowings of Arch Street were considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, our wholly owned, special-purpose financing subsidiary, Deutsche Bank and the other lenders party thereto entered into the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On March 23, 2012, Broad Street and Deutsche Bank entered into an amendment to the Broad Street credit facility which extended the maturity date of the facility to March 23, 2013, increased the aggregate amount which could be borrowed under the facility to $380,000 and reduced the interest rate for all borrowings under the facility to a rate of LIBOR for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. On December 13, 2012, Broad Street repaid $140,000 of borrowings under the facility, thereby reducing the amount which could be borrowed under the facility to $240,000. On March 22, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility to extend the maturity date of the facility to December 22, 2013. On December 20, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility that extended the maturity date to December 20, 2014 and reduced the maximum amount which could be borrowed under the facility to $125,000. On December 18, 2014, Broad Street and Deutsche Bank entered into a further amendment to the facility which extended the maturity date to December 18, 2015, incorporated a commitment fee of 1.50% payable on unused amounts (triggered after five consecutive business days of Broad

Street utilizing less than 33% of the maximum commitment), and gave Broad Street the right to reduce the maximum commitment upon three (3) days’ notice to the administrative agent. The Broad Street credit facility provides for borrowings of up to $125,000 at a rate of LIBOR for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank is a lender and serves as administrative agent under the facility.

Under the Broad Street credit facility, we transfer debt securities to Broad Street from time to time as a contribution to capital and retain a residual interest in the contributed debt securities through our ownership of Broad Street. The obligations of Broad Street under the facility are non-recourse to us and our exposure under the facility is limited to the value of our investment in Broad Street.

As of March 31, 2015 and December 31, 2014, $70,008 and $65,808, respectively, was outstanding under the Broad Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $2,566 in connection with obtaining and amending the facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of March 31, 2015, all of the deferred financing costs have been amortized to interest expense.

Borrowings under the Broad Street credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the facility, or a decline in our net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of GDFM; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as our sub-adviser or FB Advisor ceasing to act as our investment adviser; (iv) our ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) us, GDFM or FB Advisor committing fraud or other illicit acts in our or their investment advisory capacities.

In connection with the facility, Broad Street has made certain representations and warranties and is required to comply with various covenants and other requirements customary for similar facilities. The facility also contains customary events of default for similar financing transactions, including: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the facility exceeding the applicable advance rates; (c) the purchase by Broad Street of certain ineligible assets; (d) the insolvency or bankruptcy of Broad Street or us; (e) our ceasing to act as investment manager of Broad Street’s assets; (f) the decline of our net asset value below $50,000; and (g) fraud or other illicit acts by us, FB Advisor or GDFM in our or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate.

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the Broad Street credit facility were as follows:

	Three Months Ended March 31, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012
Direct interest expense	$302	$1,847	$4,117	$7,541
Non-usage fees	—	—	72	18
Amortization of deferred financing costs	—	—	225	958

Total interest expense	$302	$1,847	$4,414	$8,517

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Cash paid for interest expense(1)	$360	$1,719	$4,735	$8,143
Average borrowings under the facility	$68,748	$107,113	$230,466	$368,023
Effective interest rate on borrowings (including the effect of non-usage fees)	1.75%	1.75%	1.74%	1.80%
Weighted average interest rate (including the effect of non-usage fees)	1.75%	1.75%	1.76%	2.05%

(1)	Interest under the Broad Street credit facility is paid quarterly in arrears.

Borrowings of Broad Street will be considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

ING Credit Facility

On April 3, 2014, we entered into the ING credit facility. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for us to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. Our obligations under the ING credit facility are guaranteed by all of our subsidiaries, other than our special-purpose financing subsidiaries. Our obligations under the ING credit facility are secured by a first priority security interest in substantially all of our assets and the subsidiary guarantors thereunder other than the equity interests of our special-purpose financing subsidiaries.

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which we elect the base rate option is payable at a rate equal to 1.5% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1% per annum and (ii) loans for which we elect the Eurocurrency option is payable at a rate equal to 2.50% per annum plus adjusted LIBOR. The ING credit facility is subject to a non-usage fee of (a) 1% per annum on the unused portion of the commitment under the ING credit facility for each day such unused portion is 65% or more of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is less than 65%. We will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

In connection with the ING credit facility, we have made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, we must comply with the following financial covenants: (a) our minimum stockholders’ equity, measured as of each fiscal quarter-end, must be greater than or equal to the greater of (i) 40% of our assets and our subsidiaries as of the last day of such fiscal quarter and (ii) $1,980,744 (less amounts paid to purchase common stock in our listing tender offer), plus 50% of the net proceeds of any post-closing equity offerings; (b) we must maintain at all times a 200% asset coverage ratio; (c) the sum of (x) our and the guarantors’ net worth (defined as stockholders’ equity minus the net asset value held by us in any special-purpose financing subsidiaries) plus (y) 30% of the equity value of any special-purpose financing subsidiaries, must at all times be at least equal to the sum of (A) any of our unsecured longer-term debt and (B) accrued but unpaid base management fees and incentive fees at the time of measurement; and (d) the aggregate value of eligible portfolio investments that can be converted to cash in fewer than 20 business days without more than a 5% change in price must not be less than 10% of the covered debt amount (defined as the aggregate amount of outstanding loans and issued letters of credit under the facility, plus, to the extent incurred after closing of the ING credit facility, certain of our other permitted debt) for more than 30 business days during any period during which the covered debt amount (less cash and cash equivalents included in the borrowing base) is greater than 90% of the borrowing base (less cash and cash equivalents included therein).

The ING credit facility contains events of default customary for financing transactions of this type. Upon the occurrence of an event of default, ING, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the ING credit facility immediately due and payable. During the continuation of an event of default and subject, in certain cases, to the instructions of the lenders, we must pay interest at a default rate.

As of March 31, 2015 and December 31, 2014, $103,997 and $123,019, respectively, was outstanding under the ING credit facility, which includes borrowings in Euro in an aggregate amount of €29,625 and €29,625, respectively. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $3,406 in connection with obtaining the ING credit facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of March 31, 2015, $2,272 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the ING credit facility were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Direct interest expense	$904	$3,994	$—	$—
Non-usage fees	158	616	—	—
Amortization of deferred financing costs	279	855	—	—

Total interest expense	$1,341	$5,465	$—	$—

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the ING credit facility were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Cash paid for interest expense(1)	$1,012	$4,272	—	—
Average borrowings under the facility	$133,874	$251,387 (2)	—	—
Effective interest rate on borrowings (including the effect of non-usage fees)	4.72%	3.23%	—	—
Weighted average interest rate (including the effect of non-usage fees)	3.21%	2.46%	—	—

(1)	Interest under the ING credit facility is payable at the end of each interest period in arrears for Eurocurrency borrowings and quarterly in arrears for base rate borrowings. This first interest payment was made on July 8, 2014.

(2)	The average borrowings under the ING credit facility are calculated for the period since we commenced borrowing thereunder to December 31, 2014.

Borrowings of ING will be considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

JPM Financing

On April 23, 2013, through two wholly owned, special-purpose financing subsidiaries, Locust Street and Race Street, we entered into an amendment, or the April 2013 amendment, to our debt financing arrangement with JPM, which was originally entered into on July 21, 2011 (and previously amended on September 26, 2012). The April 2013 amendment, among other things: (i) increased the amount of debt financing available under the arrangement from $700,000 to $950,000; and (ii) extended the final repurchase date under the financing arrangement from October 15, 2016 to April 15, 2017. We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Set forth below is a diagram of our debt financing arrangement with JPM:

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, to be issued from time to time by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, with Citibank, as trustee, or the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Locust Street from time to time is $1,140,000. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street will purchase the Class A Notes to be issued by Locust Street from time to time at a purchase price equal to their par value.

Pursuant to the Amended and Restated Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition, the Amended and Restated Indenture contains customary events of default for similar financing arrangements, including: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the assets securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be our investment sub-adviser.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of April 23, 2013, and subsequently amended as of October 24, 2013, or, collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $1,140,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility is $950,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Commencing April 15, 2015, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, will be subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

If at any time during the term of the JPM Facility the market value of the assets held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. In such event, in order to satisfy any such margin-posting requirements, Race Street intends to borrow funds from us pursuant to a revolving credit agreement, dated as of July 21, 2011 and as amended as of September 26, 2012, between Race Street, as borrower, and us, as lender, or the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. Pursuant to the financing arrangement, the assets held by Race Street secure the obligations of Race Street under the JPM Facility.

Pursuant to the JPM Facility, Race Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The JPM Facility contains customary events of default included in similar transactions, including: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with JPM as discussed above; and (c) the occurrence of an event of default under the Amended and Restated Indenture.

In connection with the Class A Notes and the Amended and Restated Indenture, Locust Street also entered into: (i) an amended and restated collateral management agreement with us, as collateral manager, dated as of September 26, 2012, pursuant to which we will manage the assets of Locust Street; and (ii) an amended and restated collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, and us, as collateral manager, dated as of September 26, 2012, pursuant to which Virtus will perform certain administrative services with respect to the assets of Locust Street. In connection with the JPM Facility, Race Street also entered into a collateral management agreement with us, as collateral manager, dated as of September 26, 2012, pursuant to which we will manage the assets of Race Street.

As of March 31, 2015 and December 31, 2014, Class A Notes in the aggregate principal amount of $1,140,000 had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $950,000. The carrying amount outstanding under the JPM Facility approximates its fair value. We funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of March 31, 2015 and December 31, 2014, Race Street’s liability under the JPM Facility was $950,000, plus $6,518 and $6,690, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on our financial statements.

As of March 31, 2015 and December 31, 2014, the fair value of assets held by Locust Street was $1,823,523 and $1,832,095, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of March 31, 2015 and December 31, 2014, the fair value of assets held by Race Street was $871,281 and $855,341, respectively.

We incurred costs of $425 in connection with obtaining the JPM Facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the JPM Facility. As of March 31, 2015, $35 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the JPM Facility were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Direct interest expense	$7,719	$31,304	$26,452	$14,652
Non-usage fees	—	—	—	—
Amortization of deferred financing costs	26	112	106	101

Total interest expense	$7,745	$31,416	$26,558	$14,753

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Cash paid for interest expense(1)	$7,891	$31,304	$24,060	$11,648
Average borrowings under the facility	$950,000	$950,000	$802,746	$406,002
Effective interest rate on borrowings (including the effect of non-usage fees)	3.25%	3.25%	3.25%	3.25%
Weighted average interest rate (including the effect of non-usage fees)	3.25%	3.25%	3.25%	3.61%

(1)	Interest under the JPM Facility is paid quarterly in arrears.

Amounts outstanding under the JPM Facility will be considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Walnut Street Credit Facility

On December 3, 2014, Walnut Street Funding LLC, or Walnut Street, our former wholly owned, special purpose financing subsidiary, repaid and terminated the revolving credit facility, or the Walnut Street credit facility, with Wells Fargo Bank, National Association. Wells Fargo Securities, LLC served as the administrative agent and Wells Fargo Bank, National Association was the sole lender, collateral agent, account bank and collateral custodian under the facility. The Walnut Street credit facility provided for borrowings in an aggregate principal amount up to $250,000 on a committed basis. Prior to the termination of the Walnut Street credit facility, borrowings under the Walnut Street credit facility accrued interest at a rate equal to three-month LIBOR, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of debt securities for the relevant period. Beginning on September 17, 2012, Walnut Street became subject to a non-usage fee of 0.50% to the extent the aggregate principal amount available under the Walnut Street credit facility was not borrowed.

As of March 31, 2015 and December 31, 2014, no amounts remained outstanding under the Walnut Street credit facility. We incurred costs of $4,029 in connection with obtaining the Walnut Street credit facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. In conjunction with the repayment of the Walnut Street credit facility on December 18, 2014, $2,013 of remaining unamortized deferred financing costs were charged to interest expense.

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the Walnut Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$6,009	$7,118	$1,988
Non-usage fees	734	33	205
Amortization of deferred financing costs	2,805	755	469

Total interest expense	$9,548	$7,906	$2,662

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Walnut Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$8,444	$6,959	$684
Average borrowings under the facility	$235,768 (2)	$243,583	$139,274
Effective interest rate on borrowings (including the effect of non-usage fees)	—%	2.89%	2.70%
Weighted average interest rate (including the effect of non-usage fees)	3.18%	2.90%	3.07%

(1)	Interest under the Walnut Street credit facility was paid quarterly in arrears.

(2)	The average borrowings under the Walnut Street credit facility are calculated from the beginning of the period to December 3, 2014, the date we terminated the facility.

Borrowings of Walnut Street were considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

4.000% Notes due 2019

On July 14, 2014, we and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with the base indenture and any supplemental indentures thereto, the indenture, relating to our issuance of $400,000 aggregate principal amount of our 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at our option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, we will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring us to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2015 and December 31, 2014, $400,000 of the 4.000% notes were outstanding. As of March 31, 2015, the fair value of the 4.000% notes was approximately $400,355. We incurred costs of $6,177 in connection with issuing the 4.000% notes, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the 4.000% notes. As of March 31, 2015, $5,292 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the 4.000% notes were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Direct interest expense	$3,948	$7,496	$—	$—
Amortization of deferred financing costs	309	576	—	—

Total interest expense	$4,257	$8,072	$—	$—

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.000% notes were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Cash paid for interest expense(1)	$8,044	$—	—	—
Average borrowings under the facility	$400,000	$400,000 (2)	—	—
Effective interest rate on borrowings (including the effect of non-usage fees)	4.00%	4.00%	—	—
Weighted average interest rate (including the effect of non-usage fees)	4.00%	4.00%	—	—

(1)	Interest under the 4.000% notes is paid semi-annually in arrears.

(2)	Average borrowings under the 4.000% notes are calculated for the period since the date of issuance to December 31, 2014.

4.250% Notes due 2020

On December 3, 2014, we and U.S. Bank entered into a second supplemental indenture to the base indenture relating to our issuance of $325,000 aggregate principal amount of our 4.250% notes due 2020, or the 4.250% notes.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at our option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, we will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring us to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2015 and December 31, 2014, $325,000 of the 4.250% notes were outstanding. As of March 31, 2015, the fair value of the 4.250% notes was approximately $331,782. We incurred costs of $4,954 in connection with issuing the 4.250% notes, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the 4.250% notes. As of March 31, 2015, $4,639 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the 4.250% notes were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Direct interest expense	$3,409	$1,097	$—	$—
Amortization of deferred financing costs	245	70	—	—

Total interest expense	$3,654	$1,167	$—	$—

For the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.250% notes were as follows:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012
Cash paid for interest expense(1)	$—	$—	—	—
Average borrowings under the facility	$325,000	$325,000 (2)	—	—
Effective interest rate on borrowings (including the effect of non-usage fees)	4.25%	4.25%	—	—
Weighted average interest rate (including the effect of non-usage fees)	4.25%	4.25%	—	—

(1)	Interest under the 4.250% notes is paid semi-annually in arrears.

(2)	Average borrowings under the 4.250% notes are calculated for the period since the date of issuance to December 31, 2014.

RIC Status and Distributions

See “Distributions” for information regarding our RIC status and distributions.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded are valued at the reported closing price on the valuation date. Securities that are not publicly traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins with FB Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FB Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

the valuation committee reviews the preliminary valuations and FB Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•	our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with FB Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to FB Advisor’s management team, and has authorized FB Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing FB Advisor’s implementation of the valuation process.

Our investments as of March 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Forty-four senior secured loan investments, one senior secured bond investment, eleven subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which is traded on an active public market, was valued at its closing price as of March 31, 2015. One senior secured loan investment, which was newly issued and purchased near March 31, 2015, was valued at cost as our board of directors determined that the cost of such investment was the best indication of its fair value. Except as described above, we valued our other investments, including one equity/other investment, by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

Our investments as of December 31, 2014 consisted primarily of debt investments that were acquired directly from the issuer. Forty-one senior secured loan investments, one senior secured bond investment, eleven subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which is traded on an active public market, was valued at its closing price as of December 31, 2014. One senior secured loan investment and two collateralized loan securities, which were newly issued and purchased near December 31, 2014, were valued at cost as our board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, we valued our other investments, including three equity/other investments, by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. Our valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While none of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement or the investment advisory agreement include or contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, we changed our methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the 2008 investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result,

FB Advisor did not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of our net assets rather than adjusted capital.

Under the investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of our net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of our net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, we did not incur any interest or penalties.

Contractual Obligations

We have entered into agreements with FB Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory agreement are equal to (a) an annual base management fee based on the average value of our gross assets and (b) an incentive fee based on our performance. FB Advisor, and to the extent it is required to provide such services, GDFM, are reimbursed for administrative expenses incurred on our behalf. See “Investment Advisory Agreement,”

“Administrative Services” and “Certain Relationships and Related Party Transactions” for a discussion of these agreements. See “—Compensation of FB Advisor and FS2” for the amount of fees and expenses accrued under these agreements during the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012.

A summary of our significant contractual payment obligations for the repayment of outstanding indebtedness at March 31, 2015 is as follows:

	Payments Due By Period
	Total	Less than 1 year		1-3 years	3-5 years	More than 5 years
Broad Street Credit Facility(1)	$70,008	$	70,008	—	—	—
ING Credit Facility(2)	$103,997		—	—	$103,997	—
JPM Facility(3)	$950,000	$	950,000	—	—	—
4.000% Notes due 2019(4)	$400,000		—	—	$400,000	—
4.250% Notes due 2020(5)	$325,000		—	—	$325,000	—

(1)	At March 31, 2015, $54,992 remained unused under the Broad Street credit facility. All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 18, 2015.

(2)	At March 31, 2015, $196,003 remained unused under the ING credit facility. All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on April 3, 2018. Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €29,625 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.07 as of March 31, 2015 to reflect total amount outstanding in U.S. dollars.

(3)	At March 31, 2015, no amounts remained unused under the JPM Facility. Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. As of March 31, 2015, the final repurchase transaction was scheduled to occur no later than April 15, 2017.

(4)	All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 15, 2019.

(5)	All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on January 15, 2020.

On April 30, 2015, we issued $275,000 aggregate principal amount of the 4.750% notes. For additional information regarding the 4.750% notes, see Note 12 to our unaudited consolidated financial statements included herein.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest—Imputation of Interest, to simplify the presentation in financial statements of debt issuance costs. Under existing guidance, debt issuance costs are recognized as a deferred charge and presented as an asset on the balance sheet. The amendments to the guidance require that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs is not affected by the amendments to the guidance. The amendments to the FASB codification guidance are to be applied retrospectively with applicable disclosures for a change in accounting principle upon transition. For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2015. Early application by public entities is permitted. Our management is currently assessing the impact of this guidance on our consolidated financial statements.

Compensation of FB Advisor and FS2

Pursuant to the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. We commenced accruing fees under the 2008 investment advisory and administrative services agreement on January 2, 2009, upon commencement of our investment operations. Base management fees are paid on a quarterly basis in arrears. The annual base management fees under the 2008 investment advisory and administrative services agreement and the April 2014 investment advisory agreement were equal to 2.0% of the average value of our gross assets.

In anticipation of the listing of our shares of common stock on the NYSE, FB Advisor recommended that the April 2014 investment advisory agreement be further amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on our net assets, from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate was approved, reduce the base management fee from 2.0% to 1.75% of the average value of our gross assets. At a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014, we received stockholder approval to amend and restate the April 2014 investment advisory agreement to reflect the amendments approved by our stockholders. On July 17, 2014, we entered into the investment advisory agreement. While stockholder approval of the proposal was pending, FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of our gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter. Under the 2008 investment advisory and administrative services agreement, the subordinated incentive fee on income was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result FB Advisor did not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of our pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of our net assets rather than adjusted capital.

Under the investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of our net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of our net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The methodology for calculating the capital gains incentive fee is identical under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the investment advisory agreement.

Pursuant to the 2008 investment advisory and administrative services agreement, we reimbursed FB Advisor for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that we estimated it would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compared the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

The dealer manager for our continuous public offering was FS2, which is one of our affiliates. Under the dealer manager agreement among us, FB Advisor and FS2, FS2 was entitled to receive sales commissions and dealer manager fees in connection with the sale of shares of common stock in our continuous public offering, all or a portion of which were re-allowed to selected broker-dealers. The dealer manager agreement terminated in connection with the closing of our continuous public offering in May 2012.

The following table describes the fees and expenses we accrued under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement, the investment advisory agreement and the administration agreement, as applicable, and the dealer manager fees FS2 received under the dealer manager agreement during the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012:

			Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31,
Related Party	Source Agreement	Description		2014	2013	2012
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and Investment Advisory Agreement	Base Management Fee(1)	$19,038	$81,780	$90,247	$68,059
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and Investment Advisory Agreement	Capital Gains Incentive Fee(2)	$3,748	$(9,468)	$4,173	$39,751
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$13,905	$58,122	$62,253	$13,393
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and Administration Agreement	Administrative Services Expenses(4)	$991	$4,794	$5,165	$5,297
FS2	Dealer Manager Agreement	Dealer Manager Fee(5)	$—	$—	$—	$15,842

(1)	FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of our gross assets. As a result, the amount shown for the year ended December 31, 2014 is net of waivers of $2,837. During the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, $19,525, $84,920, $89,054, and $56,124, respectively, in base management fees were paid to FB Advisor. As of March 31, 2015, $19,073 in base management fees were payable to FB Advisor.

(2)	During the three months ended March 31, 2015, we accrued capital gains incentive fees of $3,748 based on the performance of our portfolio. During the year ended December 31, 2014, we reversed capital gains incentive fees of $9,468 based on the performance of our portfolio. During the years ended December 31, 2013 and 2012, we accrued capital gains incentive fees of $4,173 and $39,751 based on the performance of our portfolio, of which $2,583 and $27,960 were based on unrealized gains and $1,590 and $11,791 were based on realized gains, respectively. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. We paid FB Advisor no capital gains incentive fees during the three months ended March 31, 2015. As of March 31, 2015 and December 31, 2014, $24,823 and $21,075, respectively, in capital gains incentive fees were accrued, all of which was based on unrealized gains, and none of which is payable unless and until those gains are actually realized.

(3)	During the three months ended March 31, 2015 and the year ended December 31, 2014, $13,089 and $59,336, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of March 31, 2015, a subordinated incentive fee on income of $13,905 was payable to FB Advisor.

(4)	During the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, $783, $3,849, $4,463 and $4,772, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FB Advisor and the remainder related to other reimbursable expenses. We paid $1,788, $4,537, $4,959 and $4,504, respectively, in administrative services expenses to FB Advisor during the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012.

(5)	Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

See “Certain Relationships and Related Party Transactions,” “Investment Advisory Agreement,” “Administrating Services” and Note 4 to our unaudited consolidated financial statements included herein for additional information regarding our related party transactions and relationships.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of March 31, 2015, 68.7% of our portfolio investments (based on fair value) paid variable interest rates, 23.1% paid fixed interest rates, 3.1% were income producing equity or other investments, and the remaining 5.1% consisted of non-income producing equity or other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. However, many of our variable rate investments provide for an interest rate floor, which may prevent our interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to FB Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the Broad Street credit facility and the ING credit facility, Broad Street and the Company, respectively, borrow at a floating rate based on a benchmark interest rate. Under the terms of the agreements governing the terms of the JPM Facility, Race Street pays interest to JPM at a fixed rate. Under the indenture governing the 4.000% notes and the 4.250% notes, the Company pays interest to the holders of such notes at a fixed rate. To the extent that any present or future credit facilities or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding, or financing arrangements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in the composition of our investment portfolio, including the accrual status of our investments, and our financing arrangements in effect as of March 31, 2015:

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 25 basis points	$(494)	$(425)	$(69)	(0.0)%
No change	—	—	—	—
Up 100 basis points	5,227	1,699	3,578	1.0%
Up 300 basis points	59,261	5,097	54,164	15.6%
Up 500 basis points	115,403	8,495	106,908	30.8%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “—Critical Accounting Policies—Valuation of Portfolio Investments.”

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the table below as of March 31, 2015 and December 31, 2014, 2013, 2012, 2011, 2010 and 2009. The report of McGladrey LLP, our independent registered public accounting firm, on the senior securities table as of December 31, 2014 appears on page F-60. This information about our senior securities should be read in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2009	$—	—	—	N/A
2010	$297,201	2.31	—	N/A
2011	$791,324	2.89	—	N/A
2012	$1,649,713	2.52	—	N/A
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A
2015 (as of March 31, 2015, unaudited)	$1,849,005	2.29	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, we treated the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted, as a senior security. The TRS was entered into on March 18, 2011 and was terminated on August 29, 2012.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on a stock exchange.

PRICE RANGE OF COMMON STOCK

Our common stock has been listed on the NYSE under the ticker symbol “FSIC” since April 16, 2014. Prior to such date, there was no public market for our common stock. Our shares of common stock have historically traded at prices both above and below our net asset value per share. It is not possible to predict whether shares of our common stock will trade at, above or below our net asset value in the future. See “Risk Factors—Risks Related to an Investment in Our Common Stock—Our shares of common stock may trade at a discount to net asset value.”

The following table sets forth: (i) the net asset value per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to net asset value during the appropriate period, and (iv) the distribution per share of our common stock during the applicable period.

		Closing Sales Price		Premium (Discount) of High Sales Price to Net Asset Value per Share(2)	Premium (Discount) of Low Sales Price to Net Asset Value per Share(2)	Distributions per Share
For the Three Months Ended (unless otherwise indicated)	Net Asset Value per Share(1)	High	Low
Fiscal 2014
Period from April 16, 2014 to June 30, 2014	$10.28	$10.67	$10.07	3.79%	(2.04)%	$0.22275
September 30, 2014	$10.19	$10.77	$10.25	5.69%	0.59%	$0.32275	(3)
December 31, 2014	$9.83	$10.63	$9.85	8.14%	0.20%	$0.32275	(4)
Fiscal 2015
March 31, 2015	$9.90	$10.16	$9.19	2.63%	(7.17)%	$0.22275
June 30, 2015	N/A	$10.52	$9.84	N/A	N/A	$0.22275
September 30, 2015 (through August 3, 2015)	N/A	$10.36	$9.79	N/A	N/A	N/A

(1)	Net asset value per share is determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low closing sale price. The net asset values shown are based on outstanding shares at the end of the relevant period. Net asset value per share has not yet been publicly disclosed for the three months ended June 30, 2015.
(2)	Calculated as the respective high or low closing sale price less net asset value, divided by net asset value (in each case, as of the applicable period).
(3)	Includes a special cash distribution of $0.10 paid August 15, 2014 to stockholders of record as of July 31, 2014.
(4)	Includes a special cash distribution of $0.10 paid November 14, 2014 to stockholders of record as of October 31, 2014.

On August 3, 2015, the last reported closing sales price of our common stock on the NYSE was $10.02 per share.

As of July 31, 2015, we had 2,908 stockholders of record, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratios of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our audited and unaudited consolidated financial statements, including the notes to those statements, included in this prospectus.

Dollar amounts in thousands	For the Three Months Ended March 31, 2015 (Unaudited)	For the Years Ended December 31,
		2014	2013	2012	2011	2010
Earnings(1)
Net investment income (after taxes)	$51,649	$242,008	$244,976	$133,907	$71,364	$9,392
Add: Net realized gain (losses) gains on investments	3,395	30,306	46,903	67,022	20,089	9,081
Add: Net change in unrealized appreciation (depreciation)	15,382	(77,533)	(26,039)	129,270	(37,983)	9,791

Total Earnings	$70,426	$194,781	$265,840	$330,199	$53,470	$28,264

Fixed Charges(2)
Interest and expenses on debt	$17,299	$64,804	$50,763	$30,227	$11,334	$3,881

Ratio of Total Earnings to Fixed Charges	4.07	3.01	5.24	10.92	4.72	7.28
Ratio of Net Investment Income to Fixed Charges	2.99	3.73	4.83	4.43	6.30	2.42

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

(2)	Fixed charges include interest and related expenses on our financing facilities.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock, not exceeding 25% of our then outstanding common stock, below our then-current net asset value per share in one or more public offerings of our common stock. In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors, may also consider a variety of factors, including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors may also consider the fact that a sale of shares of common stock at a discount will benefit FB Advisor, as FB Advisor will earn additional investment base management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at premium to net asset value per share.

Sales by us of our common stock at a discount to net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not sell shares of our common stock pursuant to stockholder approval (or any rights or warrants to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement where such offering will result in (i) greater than 15% dilution in the aggregate to existing stockholder net asset value, (ii) us receiving an auditor’s going-concern opinion or (iii) a material adverse change making the financial statements materially misleading. The limitation in clause (i) above would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our net asset value per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below net asset value per share by us or who do not buy additional shares in the secondary market at the same or lower price obtained by us in the offering (after expenses and any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the net asset value per share of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in net asset value per share. A decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from presentation below.

The examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and any underwriting discounts and commissions (a 100% discount to net asset value per share).

		Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount		Example 4 25% offering at 100% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.05	—	$9.52	—	$8.47	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to Net Asset Value per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
Net Asset Value per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000
Percentage Held by Stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.83%	(17.00)%	0.80%	(20.00)%
Total Asset Values
Total Net Asset Value Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—	$(20,000)	—
Per Share Amounts
Net Asset Value per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(20.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering by us of shares at a price below net asset value per share or who buy additional shares in the secondary market at the same or lower price as obtained by us in the offering (after expenses and any underwriting discounts and commissions) will experience the same types of net asset value per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the shares immediately prior to the offering. The level of net asset value per share dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Our existing stockholders who buy more than such percentage will experience net asset value per share dilution, but will, in contrast to our existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in the future in which such stockholder does not participate, in which case such stockholder will experience net asset value per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of our offering and level of discount to net asset value per share increases.

The following examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 20% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering of 200,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,000 shares, which is 1.50% of the offering of 200,000 shares rather than their 1.00% proportionate share).

The prospectus pursuant to which any offering at a price less than the then-current net asset value per share is made will include a chart for its example based on the actual number of shares in such offering and the actual discount to the most recently determined net asset value per share.

		50% Participation		150% Participation
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$8.47	—	$8.47	—
Net proceeds per share to issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to Net Asset Value per Share
Total shares outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
Net Asset Value per share	$10.00	$9.67	(3.30)%	$9.67	(3.30)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage held by stockholder A	1.0%	0.92%	(8.00)%	1.08%	8.00%
Total Asset Values
Total Net Asset Value held by stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$108,470	8.47%	$125,410	25.41%
Total (dilution)/accretion to stockholder A (total net asset value per share less total investment)	—	(2,100)	—	$300	—
Per Share Amounts
Net Asset Value per share held by stockholder A	—	$9.67	—	$9.67	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.86	(1.40)%	$9.65	(3.50)%
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.19)	—	$0.02	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(1.93)%	—	0.21%

Impact on New Investors

The following examples illustrate the level of net asset value dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering by us below net asset value per share and whose investment per share is greater than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering by us of shares at a price below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings by us. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of net asset value per share dilution or accretion that would be experienced by a new stockholder of Entity XYZ who purchases the same percentage (1.00%) of shares in the three different hypothetical offerings of common stock of different sizes and levels of discount to net asset value per share. The examples assume that Entity XYZ has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effects on stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to Net Asset Value per Share
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
Net Asset Value per Share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,000	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total Net Asset Value held by stockholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by stockholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to stockholder A (total net asset value less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
Net asset value per share held by stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per share held by stockholder A	—	$10.05	—	$9.52	—	$8.47	—
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(0.70)%	—	4.10%	—	14.17%

INVESTMENT OBJECTIVES AND STRATEGY

We were incorporated under the general corporation laws of the State of Maryland in December 2007 and formally commenced investment operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As of March 31, 2015, we had total assets of approximately $4.4 billion.

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor. GDFM is a subsidiary of GSO, the credit platform of Blackstone, a leading global alternative asset manager and provider of financial advisory services. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $75.0 billion in assets under management as of March 31, 2015.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management teams of FB Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle market companies, which we define as companies with annual revenue of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity or the equity-related securities in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FB Advisor or GDFM in transactions originated by FB Advisor or GDFM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FB Advisor or GDFM or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of FB Advisor, GDFM and their respective affiliates, as applicable. However, we will be permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Our Public Offering and Listing

In May 2012, we closed our continuous public offering of shares of common stock to new investors. We sold 247,454,171 shares (as adjusted for stock distributions) of common stock for gross proceeds of $2.6 billion in our continuous public offering. On April 16, 2014, our shares of common stock were listed on the NYSE and began trading under the ticker symbol “FSIC”. This listing accomplished our goal of providing our stockholders with greatly enhanced liquidity.

Portfolio Update

During the three months ended March 31, 2015, we made investments in portfolio companies totaling approximately $192 million. During the same period, we sold investments for proceeds of approximately $94.3 million and received principal repayments of approximately $143.0 million. As of March 31, 2015, our investment portfolio, with a total fair value of approximately $4.2 billion (53% in first lien senior secured loans, 17% in second lien senior secured loans, 8% in senior secured bonds, 11% in subordinated debt, 3% in collateralized securities and 8% in equity/other) consisted of interests in 110 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $151.4 million. As of March 31, 2015, the investments in our portfolio were purchased at a weighted average price of 97.8% of par or stated value, as applicable, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10.0%, based upon the amortized cost of our investments. For the three months ended March 31, 2015, our total return based on net asset value was 2.95% and our total return based on market value was 4.33%.

Based on our regular quarterly cash distribution of $0.22275 per share as of March 31, 2015 and our net asset value per share of $9.90 as of such date, the annualized distribution rate to stockholders as of March 31, 2015 was 9.00%. The annualized distribution rate to stockholders may include income, realized capital gains and a return of stockholders’ capital.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock because it does not reflect sales commissions or charges that may be incurred in connection with the purchase or sale of such shares, or operating expenses that may be incurred by us. The total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield, total return based on net asset value and annualized distribution rate to stockholders do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 3 and 4 to the table included in “Selected Financial Data” for information regarding the calculation of total return based on net asset value and total return based on market value, respectively.

Distributions

Following the formal commencement of our investment operations, we declared our first distribution on January 29, 2009. Effective January 1, 2015 and subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, the latter of which is a nontaxable distribution) will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Effective June 2, 2014, we adopted our “opt out” distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

See “Distributions” for additional information, including the cash distributions declared during the three months ended March 31, 2015 and the years ended December 31, 2012, 2013 and 2014.

About FB Advisor

FB Advisor is a subsidiary of our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor of alternative investment funds designed for the individual investor. FB Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations team of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC. FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ three other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See “Risk Factors—Risks Related to FB Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the managers, officers and other personnel of FB Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry.	$3,783,635
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,963,693
FS Investment Corporation III	BDC	Primarily invests in senior secured loans and second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$1,397,069
FS Global Credit Opportunities Fund(2)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$1,045,346

(1)	As of March 31, 2015, except FS Global Credit Opportunities Fund, which is presented as of December 31, 2014. Dollar amounts are presented in thousands.

(2)	The FSGCOF Offered Funds, which are affiliated funds that have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund.

Our chairman and chief executive officer, Michael C. Forman, has led FB Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FB Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds.

FB Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Advisor’s management team, will allow FB Advisor to successfully execute our investment strategy.

All of our investment decisions require the unanimous approval of FB Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, our president, Zachary Klehr, our executive vice president, and Sean Coleman, our managing director. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine among other things, whether such compensation is reasonable in light of the services provided.

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to guidelines set by FB Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation II and FS Investment Corporation III. Furthermore, GDFM’s parent, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of March 31, 2015, GSO and its affiliates, excluding Blackstone, managed approximately $75.0 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As investment sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $310.5 billion as of March 31, 2015. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly traded closed-end mutual funds. Blackstone is a publicly traded limited partnership that has common units which trade on the NYSE under the ticker symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC are not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

About Franklin Square Holdings

Franklin Square Holdings is a leading manager of alternative investment funds designed to enhance investors’ portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm’s funds offer “endowment-style” investment strategies that help construct diversified portfolios and manage risk. Franklin Square Holdings strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

Franklin Square Holdings was founded in Philadelphia in 2007 and seeks to establish itself as a leader in the alternative investment industry by introducing innovative credit-based income funds. Franklin Square Holdings sponsors four other funds in addition to us, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. As of December 31, 2014, Franklin Square Holdings had approximately $14.8 billion in total assets under management.

Our investment objectives, policies and strategies are substantially similar to those of FS Investment Corporation II and FS Investment Corporation III, which are both focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, substantially the same personnel that form the investment and operations team of FB Advisor form the investment and operations teams of FSIC II Advisor, LLC and FSIC III Advisor, LLC, the investment advisers of FS Investment Corporation II and FS Investment Corporation III, respectively. Each of FB Advisor, FSIC II Advisor, LLC and FSIC III Advisor, LLC has engaged GDFM to act as investment sub-adviser for us, FS Investment Corporation II and FS Investment Corporation III, respectively.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., they are due to receive payment before unsecured creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary.

They generally also carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service, Inc.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market

According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenue between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition

Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies contracted to 4% of overall middle market loan volume in 2014, down from 9% in 2013, 12% in 2012 and nearly 20% in 2011. We believe this trend of reduced middle market lending by financial institutions may continue as increased regulatory scrutiny as well as other regulatory changes may further reduce banks’ lending activities and the role they play in providing capital to middle market companies.

In addition, regulatory uncertainty regarding CLOs may limit financing once available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold certain CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 62.2% of the institutional investor base for broadly syndicated loans in 2014, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. The securities in which we invest may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private U.S. middle market companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity or the equity-related securities in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

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Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

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Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise which could provide additional protections for our investments.

•

Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe has and may continue to enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Global platform with seasoned investment professionals

We believe that the breadth and depth of the experience of FB Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon

Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability

FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy

FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure

FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Operating and Regulatory Structure

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on the average value of our gross assets as well as incentive fees based on our performance. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations” for a description of the fees we pay to FB Advisor.

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor.

FB Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

We have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FB Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Investment Types

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private U.S middle market companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity or the equity-related securities in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We rely on FB Advisor’s and GDFM’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 6.0% and 10.0% over a standard benchmark, such as the prime rate or the London Interbank Offered Rate, or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed rate or a floating current yield of 9.0% to 12.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Senior Secured Bonds

Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans. Generally, we expect these investments to carry a fixed rate of 8.0% to 14.0%.

Subordinated Debt

In addition to senior secured loans, second lien secured loans and senior secured bonds, we may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed rate or a floating current yield of 7.5% to 14.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be sophisticated and seasoned. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, generally obtained in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 15%.

Non-U.S. Securities

We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act.

Other Securities

We may also invest from time to time in derivatives, including total return swaps and credit default swaps. We anticipate that any use of derivatives would primarily be as a substitute for investing in conventional loans or securities. Any use of derivatives may subject us to additional risks. See “Risk Factors—Risks Related to Our Investments—We may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Cash and Cash Equivalents

We may maintain a certain level of cash or equivalent instruments to make follow-on investments if necessary in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When our targeted debt investments do carry ratings from a NRSRO, we believe that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment. In addition, we may generate revenues in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

We seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	allocating our portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•

negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We may also enter into interest rate hedging transactions at the sole discretion of FB Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by FB Advisor and GDFM have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

Sourcing

In order to source transactions, FB Advisor seeks to leverage GDFM’s significant access to transaction flow, along with GDFM’s trading platform. GDFM seeks to generate investment opportunities through its trading platform, through syndicate and club deals and, subject to regulatory constraints, and the allocation policies of GDFM and its affiliates, as applicable, through GSO’s direct origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us.

Evaluation

Initial Review. In its initial review of an investment opportunity to present to FB Advisor, GDFM’s transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by FB Advisor, within the context of proper allocation of our portfolio among various issuers and industries, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated GDFM research analyst, the results of which are available for the transaction team to review. In the case of a directly originated transaction, FB Advisor and GDFM conduct detailed due diligence investigations as necessary.

Credit Analysis/Due Diligence. Before undertaking an investment, the transaction team from FB Advisor and GDFM conducts a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

When possible, our advisory team seeks to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Recommendation. FB Advisor has engaged GDFM to identify and recommend investment opportunities for its approval. GDFM seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations by GDFM’s investment committee.

Approval. After completing its internal transaction process, GDFM makes formal recommendations for review and approval by FB Advisor. In connection with its recommendation, it transmits any relevant underwriting material and other information pertinent to the decision-making process. In addition, GDFM makes its staff available to answer inquiries by FB Advisor in connection with its recommendations. The consummation of a transaction requires unanimous approval of the members of FB Advisor’s investment committee.

Monitoring

Portfolio Monitoring. FB Advisor, with the help of GDFM, monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FB Advisor and GDFM work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, FB Advisor and GDFM receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. FB Advisor and GDFM use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

FB Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors reviews these investment ratings on a quarterly basis. In the event that our advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2015 and December 31, 2014 (dollar amounts are presented in thousands):

.	March 31, 2015		December 31, 2014
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$500,953	12%	$484,332	12%
2	3,159,656	76%	3,213,335	77%
3	459,260	11%	434,620	10%
4	20,200	0%	37,178	1%
5	21,614	1%	13,982	0%

Total	$4,161,683	100%	$4,183,447	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Valuation Process. Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors determines the fair value of such investments in good faith, utilizing the input of management, our valuation committee, FB Advisor and any other professionals or materials that our board of directors deems worthy and relevant, including GDFM, independent third-party pricing services and independent third-party valuation firms, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FB Advisor or GDFM will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FB Advisor or GDFM, will retain any fees paid for such assistance.

Exit

While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Employees

We do not currently have any employees. Each of our executive officers is a principal, officer or employee of FB Advisor or its affiliates. FB Advisor manages and oversees our investment operations. In the future, FB Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory Agreement.”

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor FB Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FB Advisor.

From time to time, we and individuals employed by FB Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded are valued at the reported closing price on the valuation date. Securities that are not publicly traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins with FB Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FB Advisor’s management team then provides the valuation committee with preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

the valuation committee reviews the preliminary valuations and FB Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•

our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with FB Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to FB Advisor’s management team, and has authorized FB Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing FB Advisor’s implementation of the valuation process.

Our investments as of March 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Forty-four senior secured loan investments, one senior secured bond investment, eleven subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which is traded on an active public market, was valued at its closing price as of March 31, 2015. One senior secured loan investment, which was newly issued and purchased near March 31, 2015, was valued at cost as our board of directors determined that the cost of such investment was the best indication of its fair value. Except as described above, we valued our other investments, including one equity/other investment, by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

Our investments as of December 31, 2014 consisted primarily of debt securities that were acquired directly from the issuer. Forty-one senior secured loan investments, one senior secured bond investment, eleven subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which is traded on an active public market, was valued at its closing price as of December 31, 2014. One senior secured loan investment and two collateralized loan securities which were newly issued and purchased near December 31, 2014, were valued at cost as our board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, we valued our other investments, including three equity/other investments, by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. Our valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Determinations in Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below net asset value of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities)

during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the net asset value of our common stock during the period discussed above.

Importantly, this determination will not necessarily require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. However, if we receive the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then-current net asset value and our board of directors decides that such an offering is in the best interest of our common stockholders, then we may undertake such an offering. See “Sales Of Common Stock Below Net Asset Value” for more information.

To the extent that the above procedures result in a possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then-current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current net asset value per share of common stock, excluding underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee, a valuation committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors currently consists of eleven members, seven of whom are not “interested persons” of us or FB Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE. We refer to these individuals as our independent directors.

Effective as of April 16, 2014, our directors were divided into three classes, designated Class A, Class B, and Class C. The Class A and Class B directors held office initially for terms that expired at the 2014 and 2015 annual meetings of stockholders, respectively. At the 2014 and 2015 annual meetings of stockholders the Class A and Class B directors were re-elected for three-year terms expiring at the 2017 and 2018 annual meetings of stockholders, respectively. The Class C directors hold office initially for a term expiring at the 2016 annual meeting of stockholders, and after such initial term, if elected, the Class C directors shall hold office for a three-year term expiring at the 2019 annual meeting of stockholders. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing our investment valuation process through our valuation committee that operates pursuant to authority assigned to it by our board of directors; (5) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including our investment adviser, investment sub-adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, our fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; (7) overseeing our accounting and financial reporting processes, including supervision of our independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (8) engaging the services of our chief compliance officer to test our compliance procedures and our service providers.

Mr. Forman, who is not an independent director, serves as chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. Forman, as our co-founder, chief executive officer and chairman of our board of directors, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. While we currently do not have a policy mandating a lead independent director, our board of directors believes that having an independent director fill the lead director role is appropriate. On August 7, 2013, our board of directors appointed Mr. Hagan as lead independent director. The lead independent director, among other things, works with the chairman of our board of directors in the preparation of the agenda for each board meeting and in determining the need for special meetings of our board of directors, chairs any meeting of the independent directors in executive session, facilitates communications between other members of our board of directors and the chairman of our board of directors and/or the chief executive officer and otherwise consults with the chairman of our board of directors and/or the chief executive officer on matters relating to corporate governance and director performance. Our board of directors has concluded that this structure is appropriate given our current size and complexity and the extensive regulation to which we are subject as a BDC and as a company listed on the NYSE.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

NAME	AGE	DIRECTOR SINCE		EXPIRATION OF TERM
Interested Directors
Michael C. Forman	54	2007		2016
David J. Adelman	43	2008		2018
Thomas J. Gravina	53	2009		2018
Michael J. Heller	51	2008		2016

Independent Directors
Gregory P. Chandler	48	2008		2016
Barry H. Frank	76	2008		2016
Michael J. Hagan	52	2011		2017
Jeffrey K. Harrow	58	2010		2017
Philip E. Hughes, Jr.	66	2015	(1)	2018
Pedro A. Ramos	50	2013		2017
Joseph P. Ujobai	53	2015	(1)	2017

(1)	Appointed to an initial term that commenced on April 1, 2015.

Interested Directors

Michael C. Forman served as our chairman, president and chief executive officer from its inception until April 2013 and currently serves as our chairman and chief executive officer. He has served as the chairman and chief executive officer of FB Advisor since its inception. Mr. Forman also currently serves as chairman, president and chief executive officer of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Advisor, LLC, and has presided in such roles since each entity’s inception in September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings, our affiliate and sponsor.

Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the corporate and securities department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP, or Klehr Harrison, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (executive committee member), the University of the Arts (executive committee member), the Vetri Foundation for Children (chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FB Advisor, which serves as our investment adviser. Our board of directors believes Mr. Forman’s experience and his positions as our and FB Advisor’s chief executive officer make him a significant asset to us.

David J. Adelman has served as our vice-chairman and the vice-chairman of FB Advisor since December 2007 and October 2007, respectively. He also currently serves as the vice-chairman of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Advisor, LLC, and has presided in such role since each entity’s inception in September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc., or Campus Apartments, since 1997. Campus Apartments develops, manages, designs and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice-chairman of University City District board of directors since 1997, board member of Actua Corporation (formerly known as ICG Group, Inc.) since June 2011, and member of the National Multi Family Council (NMHC) and the Young Presidents’ Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from The Ohio State University.

Mr. Adelman serves as vice-chairman of FB Advisor. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Thomas J. Gravina currently serves as executive chairman of GPX Enterprises, L.P., a private investment firm, and its affiliates, including GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacities since cofounding GPX Enterprises, L.P. in 2006. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He has served as a member of FS Energy and Power Fund’s nominating and corporate governance committee since

April 2011 and has presided as its chairman since September 2013. He was also a member of our audit committee from January 2010 to September 2011 and served as the chairman of our nominating and corporate governance committee from January 2011 through September 2013. Mr. Gravina also currently serves on the boards of trustees of FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D and has served in such role since each fund’s inception in January 2013. He is a member of FS Global Credit Opportunities Fund’s valuation committee and nominating and corporate governance committee. Mr. Gravina also currently serves as chairman and chief executive officer of EvolveIP Holdings, LLC, a cloud-based technology provider, which he cofounded in 2007. Previously, from 2000 to 2005, Mr. Gravina served as president and chief executive officer and director of ATX Communications, Inc., a NASDAQ publicly traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to 2006. Mr. Gravina led the multibillion dollar merger in 2000 between publicly traded CoreComm Limited and Voyager.net, and privately held ATX Telecommunications Services, of which he was co-chief executive officer and cofounder since 1987. Mr. Gravina is a member of the board of directors, chairman of the audit and foundation committees and is a member of the finance committee of the Philadelphia College of Osteopathic Medicine and is a member of other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

Mr. Gravina has served as a member of various boards, including public company and charitable and civic organizations. In addition, his service as chairman of both public and private companies, including a private investment firm that he cofounded have provided him, in the opinion of our of board of directors, with experience and insight which is beneficial to us.

Michael J. Heller is a shareholder at the law firm of Cozen O’Connor, P.C., where he currently serves as the firm’s chief executive officer, and has served in such capacity since January 1, 2013. Immediately prior to that, Mr. Heller was the president and executive partner of Cozen O’Connor, P.C. from October 2011 to December 2013. He also currently serves on the board of trustees of FS Energy and Power Fund, the board of directors of FS Investment Corporation II, and the board of directors of FS Investment Corporation III and has presided in such roles since September 2010, February 2012, and February 2014, respectively. He previously served as the chairman of FS Energy and Power Fund’s nominating and corporate governance committee from April 2011 through September 2013 and has served as a member of its valuation committee since April 2011. He is also chairman of FS Investment Corporation II’s nominating and corporate governance committee and serves as a member of its valuation committee and has presided in such roles since February 2012 and September 2013, respectively. Mr. Heller is also a member of FS Investment Corporation III’s valuation committee and has presided in such role since February 2014. Mr. Heller is a corporate and securities lawyer, whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the chief executive officer of Cozen O’Connor, P.C., Mr. Heller was the chairman of the Business Law Department from January 2007, and he served as vice-chairman of Cozen O’Connor, P.C.’s Business Law Department from 2002 until January 2007. Mr. Heller has been a member of the board of directors of Beachbody, LLC since November 2012. In addition, Mr. Heller has been a member of the boards of directors of Cozen O’Connor, P.C. and Hanover Fire and Casualty Insurance Company, a privately held property and casualty insurance company, and a member of the board of trustees of Thomas Jefferson University Hospital since January 2007, May 2004 and July 2012, respectively. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

Mr. Heller has extensive experience in corporate and securities law matters and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations. These activities have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Independent Directors

Gregory P. Chandler has been chief financial officer of Emtec, Inc., a global information technology services provider, since May 2009 and also currently serves as the President of Emtec, Inc.’s Global Services Division. Mr. Chandler has also been a member of Emtec Inc.’s board of directors since 2005 where he served as chairman of the audit committee from 2005 through 2009. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He is also the chairman of FS Energy and Power Fund’s audit committee and a member of FS Energy and Power Fund’s valuation committee and has presided in such roles since April 2011. Mr. Chandler presently serves as a director and chairman of the audit committee of the RBB Funds and serves on the board of the Enterprise Center, a non-profit organization. Mr. Chandler presently serves as a director of Spectrum Systems LLP and as an officer and director of GCVC Consulting. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. From 1995 to 1999, he was with PricewaterhouseCoopers, or PwC, and its predecessor Coopers and Lybrand where he assisted companies in the “Office of the CFO Practice” and also worked as a certified public accountant. During his tenure at PwC, he spent the majority of his time in the Investment Company practice. Mr. Chandler served as a logistics officer with the United States Army for four years. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Barry H. Frank is a partner in the law firm of Archer & Greiner, P.C. (formerly Pelino & Lentz, P.C.) where he has been a partner since he joined the firm in 2003. Prior to joining Archer & Greiner, P.C., Mr. Frank was a partner in the law firm of Schnader, Harrison, Segal & Lewis LLP, or Schnader, from 2000 through 2003. Previously, Mr. Frank had been a partner in the law firm of Mesirov, Gelman, Jaffe, Cramer & Jamieson, or Mersirov Gelman, from 1987 until 2000, when Mesirov Gelman merged with Schnader. From 1975 through 1987, Mr. Frank was a partner in the law firm of Pechner, Dorfman, Wolfe, Rounick & Cabot. Mr. Frank has focused his practice on business and corporate taxation and business and estate planning. Mr. Frank received a B.S. from Pennsylvania State University and a J.D. from the Temple University School of Law. Mr. Frank served on the board of directors of Deb Shops, Inc., formerly listed on NASDAQ, from 1989 through 2007. He also served on the audit committee of Deb Shops, Inc. from 1989 through October 2007 and was chairman of the audit committee from 1989 through 2003.

Mr. Frank has extensive legal knowledge as a practicing attorney, including his legal experience related to business and corporate taxation and business planning, as well as his service on the board and audit committee of a NASDAQ exchange-listed company. Mr. Frank provides experience our board of directors has deemed relevant to the duties required to be performed by our directors.

Michael J. Hagan is a co-founder of Hawk Capital Partners, a private equity firm, where he currently serves as managing partner, and has served in such capacity since December 2014. Prior to co-founding Hawk Capital Partners, Mr. Hagan previously served as the President of LifeShield, Inc., or LifeShield, from June 2013 to May 2014, a leading wireless home security company which was acquired by and became a division of DirecTV in 2013. He previously served as the chairman, president and chief executive officer of LifeShield from December 2009 to May 2013. Prior to his employment by LifeShield, Mr. Hagan served as chairman of NutriSystem, Inc., or NutriSystem, from 2002 to November 2008, as chief executive officer of NutriSystem from 2002 to May 2008 and as president of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc., or Verticalnet, and held a number of executive positions at Verticalnet since its founding in 1995, including chairman of the board from 2002 to 2005, president and chief executive officer from 2001 to 2002, executive vice president and chief operating officer from 2000 to 2001 and senior vice president prior to that time. Mr. Hagan has served on the board of directors of NutriSystem since February 2012, presiding in the role of chairman of the board since April 2012, and has also served on the board of directors of Actua Corporation (formerly known as ICG Group, Inc.) since June 2007. Mr. Hagan previously served as a director of NutriSystem from 2002 to November 2008 and Verticalnet from 1995 to January 2008. Mr. Hagan also served as a member of the board of trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University. He is also a Certified Public Accountant (inactive).

Mr. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Hagan also has extensive experience in corporate finance, private equity, financial reporting and accounting and controls. This experience has provided Mr. Hagan, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Jeffrey K. Harrow has been chairman of Sparks Marketing Group, Inc., or Sparks, since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. In addition to serving as a board member of Sparks, Mr. Harrow serves on the board of directors of FS Investment Corporation III and as the chairman of its valuation committee and has presided in such roles since February 2014. Mr. Harrow’s past directorships include service as a director of Cherry Hill National Bank, Hickory Travel Systems, Marlton Technologies and Ovation Travel Group and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Pedro A. Ramos is the President and CEO of The Philadelphia Foundation (“TPS”), a charitable foundation that builds, manages and distributes philanthropic resources to improve lives in the five-county Philadelphia region. Prior to joining TPS, he was a partner with the law firm Schnader where he advised clients in the business, nonprofit and government sectors, focusing on transactions, financings, compliance, risk management and investigations. From June 2009 until the firm’s attorneys joined Schnader in August 2013, Mr. Ramos was a partner with the law firm of Trujillo, Rodriguez & Richards, LLC and led the firm’s government, education and social sector practice. From June 2007 to June 2009, Mr. Ramos was a partner with the law firm of Blank Rome LLP in its employment, benefits and labor group and its government relations practice. Mr. Ramos previously served as Managing Director of the City of Philadelphia from April 2005 to June 2007 and as City Solicitor from March 2004 to April 2005. Before working for the City of Philadelphia, Mr. Ramos served as vice president and chief of staff to the president of the University of Pennsylvania from January 2002 to March 2004. From September 1992 to January 2002, Mr. Ramos served as an attorney with the law firm of Ballard Spahr Andrews & Ingersoll, LLP in its employee benefits group. From November 2011 to October 2013, Mr. Ramos served as the chairman of the School Reform Commission, which oversees the School District of Philadelphia.

Mr. Ramos served on the Board of the School District of Philadelphia from December 1995 through December 2001, with his last two years as president of that board. Mr. Ramos serves currently on several civic and professional associations and is a member of the boards of Project H.O.M.E., the Philadelphia Zoo, the Independence Foundation, the Ed Snider Youth Hockey Foundation, CDC Development Solutions, Independence Health Group Inc. and the Independence Hospital Indemnity Plan, Inc. Mr. Ramos graduated cum laude with a J.D. from the University of Michigan Law School and graduated with a B.A. from the University of Pennsylvania.

Mr. Ramos’ extensive service in the private and public sectors has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Philip E. Hughes, Jr. serves as vice-chairman of Keystone Industries, an international manufacturing and distribution company, and has done so since November 2011. Mr. Hughes also serves as the president of Sovereign Developers, LP, a real estate development company, and has done so since he founded the company in 1999. In 2011, he formed, and currently operates, Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services, a professional services firm. He has served as president of Fox Park Corporation, which owns a retail shopping center, since 2005. Prior to these positions, Mr. Hughes served as a partner and head of the Philadelphia office of the accounting firm LarsonAllen LLP from 2000 to 2011. Mr. Hughes currently serves as a trustee for FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and also serves as the chair of the audit committees for such funds. He also served as a director of VIST Financial Corporation from 2007 to 2012, when the bank was acquired by Tompkins Financial Corporation, and also served on the loan committee and audit committee, and now serves as a director of VIST Bank, a wholly owned subsidiary of Tompkins Financial Corporation, as well as on the executive loan committee. Further, Mr. Hughes served as a director of Madison Bank and Leesport Bank from 1989 to 2012, and served as chair of the audit committee and a member of the loan committee of each institution. He also is a member of several nonprofit organizations, including NHS Human Services, a mental health organization, and Inn Dwelling, Inc., an organization that serves the homeless. Mr. Hughes has been a member of the American Institute of Certified Public Accountants since 2000 and of the Pennsylvania Institute of Certified Public Accountants since 1990. Mr. Hughes has been a Certified Public Accountant since 1976, a member of the Bar of the Commonwealth of Pennsylvania since 1976 and a member of the Bar of the United States Tax Court since 1980. He received his bachelor’s degree in accounting from LaSalle University and his J.D. from Villanova University School of Law.

Mr. Hughes has extensive experience concerning financial reporting, accounting and controls, which, combined with his executive leadership roles and membership on various boards and audit committees, has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Joseph P. Ujobai has served as the executive vice president of SEI Investments Company (“SEI”) since May 2003 and is also the chief executive officer and managing director of SEI Investments (Europe) Limited based in London. He is responsible for the development of SEI’s worldwide private banks and distribution business. Prior to this, Mr. Ujobai had overall responsibility for the start up of SEI’s business outside of the United States. From May 1996 to January 1999, he was the Managing Director of SEI Investments, Latin America, based in Buenos Aires, Argentina. Before these international assignments Mr. Ujobai worked in SEI’s Global Wealth Platform, managing large institutional relationships. Mr. Ujobai has also worked as Senior Vice President of Global Distribution for Kidder Peabody Asset Management and as Senior Relationship Manager at the IBM Corporation. Mr. Ujobai holds a B.A. in Business Administration from Drexel University.

Mr. Ujobai’s extensive experience with investment and financial services companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	54	Chief Executive Officer
Sean Coleman	45	Managing Director
William Goebel	41	Chief Financial Officer
Zachary Klehr	36	Executive Vice President
Brad Marshall	43	Senior Portfolio Manager
Gerald F. Stahlecker	49	President
Stephen S. Sypherd	38	Vice President, Treasurer and Secretary
James F. Volk	52	Chief Compliance Officer

The address for each executive officer is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, except for Mr. Marshall whose address is c/o GSO Capital Partners, 345 Park Avenue, 31st Floor, New York, New York 10154.

Executive Officers Who are Not Directors

Sean Coleman has served as our managing director since February 2014. Mr. Coleman also serves as a managing director of investment management of Franklin Square Holdings and its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FS Global Advisor, LLC and FSIC III Advisor, LLC. Mr. Coleman also serves on the investment committee of FB Advisor. Before joining Franklin Square Holdings and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

William Goebel has served as our chief financial officer since March 2011. Mr. Goebel has also served as chief financial officer of FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has presided in such role since each entity’s inception in January 2013. Mr. Goebel previously served as chief financial officer of FS Energy and Power Fund from February 2011 to November 2012 and as chief financial officer of FS Investment Corporation II from July 2011 through September 2014. Prior to joining us, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Goebel serves on the board of directors of Philadelphia Reads (and serves as treasurer and chairs the audit committee of that board).

Zachary Klehr has served as our executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has presided in such roles since January 2013, January 2013, June 2013, January 2013, January 2013 and January 2013, respectively. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, and FS Global Advisor, LLC, since the later of February 2011 or such entity’s inception date, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining Franklin Square Holdings, Mr. Klehr served as a vice president at Versa Capital

Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

Brad Marshall has served as our Senior Portfolio Manager since April 2014. Mr. Marshall also serves as a senior managing director and senior portfolio manager of Blackstone and GDFM. Mr. Marshall is also a member of GDFM’s management committee and sits on several of GDFM’s investment committees. Mr. Marshall oversees the investment activities for us, FS Investment Corporation II and FS Investment Corporation III, which are each sub-advised by GDFM. Since joining GSO in 2005, Mr. Marshall has been involved with portfolio management and the ongoing analysis and evaluation of fixed income investment opportunities in the energy and power sectors. Before joining GSO, Mr. Marshall worked in various roles at the Royal Bank of Canada, or RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, and, prior to that, he co-founded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.

Gerald F. Stahlecker has served as our president since April 2013 and before that as executive vice president since March 2010. He has served as executive vice president of FB Advisor and Franklin Square Holdings since January 2010. Mr. Stahlecker also serves as the executive vice president of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II , FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Advisor, LLC, and has presided in such roles since September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively. Mr. Stahlecker was an independent director and served as a member of the audit committee and as chairman of the valuation committee from our inception in December 2007 to December 2009 when he resigned as a director in order to join our affiliates, FB Advisor and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, a SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker is a member of the Greater Philadelphia Chamber of Commerce. Mr. Stahlecker previously served on the board of directors of the Investment Program Association, an industry trade group, and on the board of trustees of The Philadelphia School where he served as a member of its advancement, finance and investment committees.

Stephen S. Sypherd has served as our vice president, treasurer and secretary since January 2013. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has presided in such roles since the later of January 2013 or such entity’s inception date. Mr. Sypherd has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, since the later of August 2010 or such entity’s inception date, including as general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of Franklin Square Holdings. Prior to joining Franklin Square Holdings, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).

James F. Volk has served as our chief compliance officer since April 1, 2015. Mr. Volk also serves as the chief compliance officer of FS Investment Corporation II, FS Energy and Power Fund, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has presided in such roles since April 1, 2015. He is responsible for all compliance and regulatory issues affecting us and the foregoing companies. Before joining Franklin Square Holdings and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is an active Certified Public Accountant.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Chandler, Frank and Hughes, all of whom are independent. Mr. Chandler serves as the chairman of the audit committee. Our board of directors has determined that Messrs. Chandler and Hughes are “audit committee financial experts” as defined under rules promulgated by the SEC. The audit committee held six meetings during the fiscal year ended December 31, 2014.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The members of the valuation committee are Messrs. Chandler, Frank, Heller, Ramos and Ujobai, all of whom but Mr. Heller are independent. On April 29, 2015, our board of directors appointed Mr. Ramos as a member of the valuation committee, effective June 1, 2015. Mr. Frank serves as chairman of the valuation committee. The valuation committee held six meetings during the fiscal year ended December 31, 2014.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Capital Stock—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Harrow, Hagan and Ramos, each of whom are independent. Mr. Harrow serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee held five meetings during the fiscal year ended December 31, 2014.

Compensation Committee

The compensation committee is responsible for determining, or recommending to our board of directors for determination, the compensation, if any, of our chief executive officer and all of our other executive officers. The compensation committee is also responsible for reviewing on an annual basis our reimbursement to FB Advisor of the allocable portion of overhead and other expenses incurred by FB Advisor in performing its obligations under the administration agreement, including the allocable portion of the cost of our executive officers and their respective staffs. The compensation committee has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The members of the compensation committee are Messrs. Chandler, Frank and Hughes, each of whom are independent. Mr. Chandler serves as chairman of the compensation committee. The compensation committee, which was established on April 16, 2014, held one meeting during the fiscal year ended December 31, 2014.

Compensation of Directors

We do not pay compensation to our directors who also serve in an executive officer capacity for us or FB Advisor. Our directors who do not also serve in an executive officer capacity for us or FB Advisor are entitled to receive annual cash retainer fees, fees for participating in quarterly board and board committee meetings and certain other board and committee meetings and annual fees for serving as committee chairpersons. These directors are Messrs. Chandler, Frank, Gravina, Hagan, Harrow, Heller, Hughes, Ramos and Ujobai.

Prior to April 1, 2015, amounts payable under the director fees arrangement were determined based on our net assets as of the end of each fiscal quarter and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer(1)	Board/Committee Meeting Fee(2)	Annual Committee Chairperson Fee(2)
$0 to $100 million	$0	$0	$0
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$20,000

(1)	We also paid Mr. Hagan an additional annual retainer of $25,000, determined and paid quarterly, for his service as lead independent director.

(2)	We do not pay compensation to directors for their service as compensation committee members.

On November 25, 2014, the nominating and corporate governance committee engaged Frederic W. Cook & Co., Inc., an independent compensation consultant, in order to assist in the evaluation of our director compensation program. On February 26, 2015, after recommendation by the nominating and corporate governance committee, our board of directors approved a modified fee arrangement for directors that became effective on April 1, 2015. Amounts payable under the modified arrangement are paid quarterly in arrears as follows:

Fee	Amount(1)
Annual Board Retainer	$100,000
Annual Lead Independent Director Retainer	$25,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers:
Audit Committee	$20,000
Valuation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000
Committee Meeting Fees	$1,000

(1)	We do not pay compensation to directors for their service as compensation committee members.

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person board meeting and each in-person committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each of our directors for service during the fiscal year ended December 31, 2014:

Name of Director	Fees Earned or Paid in Cash	Total Compensation

David J. Adelman	—	—
Gregory P. Chandler	$142,500	$142,500
Michael C. Forman	—	—
Barry H. Frank	$145,000	$145,000
Thomas J. Gravina	$92,500	$92,500
Michael J. Hagan	$127,500	$127,500
Jeffrey K. Harrow	$122,500	$122,500
Michael J. Heller	$105,000	$105,000
Philip E. Hughes, Jr.(1)	N/A	N/A
Paul Mendelson(2)	$120,000	$120,000
Pedro A. Ramos	$105,000	$105,000
Joseph P. Ujobai(1)	N/A	N/A

(1)	On February 26, 2015, Messrs. Hughes and Ujobai were appointed as members of our board of directors, effective as of April 1, 2015.

(2)	On March 31, 2015, Mr. Mendelson resigned from his position as a member of our board of directors, effective as of April 1, 2015.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of FB Advisor or by individuals who were contracted by us or by FB Advisor to work on behalf of us, pursuant to the terms of the administration agreement. Each of our executive officers is an employee of FB Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by FB Advisor. In addition, we will reimburse FB Advisor for our allocable portion of expenses incurred by FB Advisor in performing its obligations under the administration agreement. For details of the amounts we reimbursed FB Advisor during the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, see “Management Discussion and Analysis of Financial Condition and Results of Operations—Compensation of FB Advisor and FS2.”

The investment advisory agreement and the administration agreement provide that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the investment advisory agreement or the administration agreement, respectively, or otherwise as our investment adviser or administrator, respectively; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the investment advisory agreement or the administration agreement, as applicable.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of FB Advisor and its investment committee, which is currently led by Michael C. Forman, chief executive officer of FB Advisor and chairman of its investment committee. The other members of FB Advisor’s investment committee are Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. For more information regarding the business experience of Messrs. Forman, Stahlecker, Klehr and Coleman, see “Management—Board of Directors and Executive Officers.” FB Advisor’s investment committee must unanimously approve each new investment that we make.

The members of FB Advisor’s investment committee are not employed by us and receive no compensation from us in connection with their portfolio management activities. Consistent with Franklin Square Holdings’ integrated culture, Franklin Square Holdings has one firm-wide compensation and incentive structure, which covers investment personnel who render services to us on behalf of FB Advisor. Franklin Square Holdings’ compensation structure is designed to align the interests of the investment personnel serving us with those of our stockholders and to provide a direct financial incentive to ensure that all of Franklin Square Holdings’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Franklin Square Holdings’ senior executives, including each of the investment personnel who render services to us on behalf of FB Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by members of the management committee of Franklin Square Holdings based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of factors, including overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

The managers, officers and other personnel of FB Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. Therefore, FB Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

Pursuant to the investment sub-advisory agreement between FB Advisor and GDFM, GDFM assists FB Advisor in identifying investment opportunities and making investment recommendations for approval by FB Advisor. In addition, to the extent requested by FB Advisor, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of FB Advisor’s investment committee, Messrs. Forman, Stahlecker, Klehr and Coleman.

In addition to managing our investments, the managers, officers and other personnel of FB Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)(2)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry.	$3,783,635
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,963,693
FS Investment Corporation III	BDC	Primarily invests in senior secured loans and second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$1,397,069
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$1,045,346

(1)	As of March 31, 2015, except FS Global Credit Opportunities Fund, which is presented as of December 31, 2014. Dollar amounts are presented in thousands.

(2)	The advisory fees earned by each of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund, respectively, are based in part on the performance of each respective entity.

(3)	The FSGCOF Offered Funds, which are affiliated funds that have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities.

The table below shows the dollar range of shares of common stock beneficially owned as of December 31, 2014 by each member of the investment committee of FB Advisor, based on the closing price of our common stock as reported on the NYSE as of July 31, 2015:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation(1)
Michael C. Forman	Over $1,000,000
Gerald F. Stahlecker	$10,001-50,000
Zachary Klehr	$50,001-$100,000
Sean Coleman	$10,001-50,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Key Personnel of the Sub-Adviser

GDFM’s team of dedicated investment professionals provide assistance to FB Advisor pursuant to the investment sub-advisory agreement. Below is biographical information relating to certain key personnel involved in rendering such services:

Douglas I. Ostrover is a senior managing director of Blackstone, and a founder of GSO. Mr. Ostrover is also a member of GSO’s management committee and sits on several of GSO’s and GDFM’s investment committees. Before co-founding GSO in 2005, Mr. Ostrover was a managing director of Credit Suisse First Boston, or CSFB, and chairman of the Leveraged Finance Group of CSFB. Prior to that, he was global co-head of the Leveraged Finance Group of CSFB. He was responsible for all of CSFB’s origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of CSFB’s Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette, or DLJ, where he was a managing director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ’s high yield team since he joined the firm in 1992. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from the Stern School of Business of New York University. He is on the Board of Directors of the Michael J. Fox Foundation. On May 22, 2015, Blackstone announced that Mr. Ostrover will step down and become a senior advisor to Blackstone effective on July 1, 2015.

Daniel H. Smith is a senior managing director of Blackstone and is head of GSO’s long only credit business, which includes GDFM. Mr. Smith is also a member of GSO’s and GDFM’s management committees and sits on several of GSO’s and GDFM’s investment committees. Mr. Smith joined GSO from RBC in 2005. At RBC, Mr. Smith was a managing partner and head of RBC Capital Partners Debt Investments business, RBC’s alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to joining RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm’s $4.0 billion in collateralized loan obligations and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Master’s degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Brad Marshall is a senior managing director and senior portfolio manager of Blackstone and GDFM. For more information regarding the business experience of Mr. Marshall, see “Management—Board of Directors and Executive Office—Executive Officers Who are Not Directors.”

Robert Petrini is a senior managing director of Blackstone where he focuses on private debt investing. Mr. Petrini sits on several of GSO’s and GDFM’s investment committees. Before joining GSO Capital in 2005, Mr. Petrini was a principal in CSFB’s Alternative Capital Division. Mr. Petrini joined CSFB when the firm acquired DLJ. Prior to the acquisition of DLJ, Mr. Petrini was a member of DLJ’s Leveraged Finance Group, specializing in financial sponsor transactions. Mr. Petrini graduated magna cum laude with a B.S. in economics from the Wharton School of the University of Pennsylvania.

Louis Salvatore is a senior managing director of Blackstone and head of portfolio management of GSO. Mr. Salvatore is also a member of GSO’s management committee and sits on several of GSO’s and GDFM’s investment committees. Mr. Salvatore focuses on coordinating all of GSO’s Investment Committee functions as well as sourcing and investing capital in both public and private opportunities. Mr. Salvatore is a member of GSO’s Investment Committee. Before joining GSO in 2005, Mr. Salvatore was a principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s

Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a B.A. in Economics from Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Marc Baliotti is a managing director of Blackstone. Mr. Baliotti is a senior member of GSO’s BDC origination team, which directly originates private investments for us, FS Investment Corporation II and FS Investment Corporation III. Prior to joining GSO in 2005, Mr. Baliotti was a Principal of AIG Highstar Capital, an energy and infrastructure-focused private equity fund with over $5 billion of assets under management. His responsibilities there included sourcing investment opportunities, negotiating and structuring transactions, and managing portfolio company investments. Prior to that, Mr. Baliotti worked at Advanstar Communications Inc., a portfolio company of DLJ Merchant Banking Partners, or DLJMB, and as an Associate at DLJMB. Mr. Baliotti received a B.S. in Economics with distinction from the U.S. Naval Academy and an M.B.A. from Villanova University while on active duty in the U.S. Navy. Mr. Baliotti serves on the Board of Directors of Colt Defense and Heartland Food Companies, and he previously served on the boards of American Ref-Fuel, ArrMaz Custom Chemicals, Bluewater Thermal Processing, and Heartland Automotive Holdings.

James Roche is a managing director of Blackstone. Mr. Roche is a senior member of GSO’s BDC origination team, which directly originates private investments for us, FS Investment Corporation II and FS Investment Corporation III. Since joining GSO in 2005, Mr. Roche has been involved in the research, analysis, and management of investments within the firm’s collateralized debt portfolios, separate account mandates, and closed-end funds, with an emphasis on special situations investments. Before joining Blackstone in 2005, Mr. Roche was a partner at RBC Capital Partners, where he held similar responsibilities. Mr. Roche has approximately 30 years of credit and related experience, including credit, structuring, and origination positions at Crédit Agricole Indosuez, Fitch IBCA, Inc., MetLife Capital Corporation, and NationsCredit Commercial Corporation (a unit of Bank of America). He received a B.A from the University of Connecticut and completed selected graduate coursework at the Hartford Graduate Center, an affiliate of Rensselaer Polytechnic Institute.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2015 with respect to each company in which we had a debt or equity/other investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments and the board observer or participation rights we may receive. As of March 31, 2015, except for one equity/other investment, Fronton Investor Holdings, LLC, we were not an “affiliated person” of any of our portfolio companies, as defined in the 1940 Act. As of March 31, 2015, we did not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.

For information relating to the value of our investments in our portfolio companies, see our unaudited consolidated schedule of investments as of March 31, 2015, at page F-6. Dollar amounts in the table below and the related notes are presented in thousands.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — 1st Lien

A.P. Plasman Inc. 5245 Burke Street Windsor, ON N9A 6J3 Canada	A.P. Plasman is a manufacturer of injection mold, exterior trim components, coupled with high value-add painting, assembly and tooling capabilities.	$173,878	(1)

AccentCare, Inc. 17855 North Dallas Parkway Suite 150 Dallas, TX 75287	AccentCare is a provider of home healthcare services.	$1,868

Allen Systems Group, Inc. 708 Goodlette Road North Naples, FL 34102	Allen Systems provides a variety of software and services for enterprise performance, operations, and application management.	$42,975

Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06870	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	$3,125	(2)

American Racing and Entertainment, LLC 2384 West River Road Nichols, NY 13812	American Racing and Entertainment was founded to acquire, develop and operate two racing and gaming operations.	$26,500

AP Exhaust Acquisition, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust manufactures and distributes aftermarket replacement emission and exhaust products for a broad array of vehicular and industrial applications.	$14,595

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software is a provider of solutions to the contact center industry.	$1,156

Azure Midstream Energy LLC 1250 Wood Branch Park Drive Suite 100 Houston, TX 77079	Azure Midstream operates as a gas distributor and provides midstream services to natural gas producers.	$260

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

BenefitMall Holdings, Inc. 4851 LBJ Freeway Suite 100 Dallas, TX 75244	BenefitMall is a provider of employee benefit and payroll services.	$20,418	(3)

Boomerang Tube, LLC 14567 North Outer Forty Suite 500 Chesterfield, MO 63017	Boomerang Tube manufactures highly engineered tubular goods for the United States and Canadian natural gas and crude oil drilling markets.	$17,531

Cadillac Jack, Inc. 2450 Satellite Boulevard Duluth, GA 30096	Cadillac Jack designs, manufactures and operates electronic bingo and slot machine products.	$73,196

Caesars Entertainment Operating Co., Inc. One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment is a gaming company serving multiple regions in the United States, including Las Vegas and Atlantic City.	$98,221

Caesars Entertainment Resort Properties, LLC One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment Resort Properties is the property company of Caesars Entertainment Corp. Caesars’ properties include Harrah’s Las Vegas, Rio, Flamingo Las Vegas, Harrah’s Atlantic City, Paris Las Vegas, and Harrah’s Laughlin.	$68,360

Corel Corp. 1600 Carling Avenue Ottawa, ON K1Z 8R7 Canada	Corel is a global packaged software company.	$159,127	(4)

Corner Investment PropCo, LLC One Caesars Palace Drive Las Vegas, NV 89109	Corner Investment is an operating subsidiary of Caesars Entertainment Corp.	$44,757

CoSentry.Net, LLC 12700 West Dodge Road Omaha, NE 68154	CoSentry provides data center solutions and technical services for large and mid-sized enterprises, specializing in secure data management.	$57,799

Crestwood Holdings LLC 700 Louisiana Street Suite 2060 Houston, TX 77022	Crestwood Holdings engages in the acquisition and development of midstream oil and gas assets.	$5,363

Dent Wizard International Corp. 4710 Earth City Expressway Bridgeton, MO 63044	Dent Wizard is an automotive reconditioning services company.	$91,183	(5)

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	$10,554

Flanders Corp. 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	$34,947

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Fronton Holdings, LLC 3500 NW 37th Avenue Miami, Florida 33142	Fronton Holdings is the holding company of Florida Gaming, a owner and operator of casinos and gambling facilities in Florida.	$3,703

H.M. Dunn Company, Inc. 3301 House Anderson Road Euless, TX 76040	HM Dunn is a manufacturer and distributor of aircraft components, kits, assemblies, and large monolithic part structures.	$1,357	(6)

HBC Solutions, Inc. 9800 South Meridian Boulevard Suite 300 Englewood, CO 80112	HBC Solutions is a provider of hardware and software that enables media companies to create, manage, distribute and monetize video content.	$83,797

Industrial Group Intermediate Holdings, LLC 820 Adams Avenue, Suite 130 Norristown, PA 19403	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials, and other tools and equipment.	$13,858

Industry City TI Lessor, L.P. 882 3rd Avenue 12th Floor Brooklyn, NY 11232	Industry City operates, manages, and owns New Jersey Basketball, LLC, a professional basketball team.	$25,215

Infiltrator Systems, Inc.(12) 4 Business Park Road Old Saybrook, CT 06475	Infiltrator Systems is a manufacturer of plastic leaching chambers designed for use in commercial and residential septic and storm water management.	$225,869

Lantiq Deutschland GmbH Lilienthalstrasse 15 85579 Neubiberg Germany	Lantiq provides highly integrated, flexible end-to-end semiconductor solutions for next generation networks and the digital home.	$7,832

Larchmont Resources, LLC P.O. Box 18756 Oklahoma City, OK 73154	Larchmont owns oil and gas leases through participation in the Chesapeake Energy Corporation Founders Well Participation Program.	$4,343

Leading Edge Aviation Services, Inc. 3132 Airway Avenue Costa Mesa, CA 92626	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	$32,990

LEAS Acquisition Co Ltd. 3132 Airway Avenue Costa Mesa, CA 92626	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	$50,022

MB Precision Holdings LLC 109 Apremont Way P.O. Box 828 Westfield, MA 01086	MB Precision provides precision machining, fabrication, assembly and test services for the aerospace & defense, energy, oil & gas and power generation markets.	$13,331

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	$77,766	(7)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

MMM Holdings, Inc. 350 Chardón Avenue Suite 500, Torre Chardón San Juan, PR 00918	MMM is a medical management company caring for Medicare beneficiaries and commercial members through its network of providers throughout the United States and Puerto Rico.	$8,583

MModal LLC 5000 Meridian Boulevard Suite 200 Franklin, TN 37067	MModal is a provider of clinical documentation solutions, providing clinical narrative capture services, speech and language understanding technology, and clinical documentation workflow solutions for the healthcare industry.	$4,303

MSO of Puerto Rico, Inc. 350 Chardón Avenue Suite 500, Torre Chardón San Juan, PR 00918	MSO is a medical management company caring for Medicare beneficiaries and commercial members through its network of providers in Puerto Rico.	$6,239

New Star Metals Inc. 835 McClintock Drive Suite 100 Burr Ridge, IL 60527	New Star Metals provides steel processing, building products, and supply chain management across a diverse array of end markets.	$36,475

Nova Wildcat Amerock, LLC Three Glenlake Parkway Atlanta, GA 30328	Nova designs, manufactures, and markets consumer and commercial products worldwide, specializing in home solutions, writing, tools, commercial products, and baby & parenting.	$17,895

PHRC License, LLC 4700 Millenia Boulevard, Suite 400 Orlando, FL 32839	Planet Hollywood Resorts International provides gaming, live entertainment, dining, and shopping services.	$45,000

Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence, OH 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers, and polymer modifiers.	$10,511

Production Resource Group, LLC 200 Business Park Drive Suite 109 Armonk, NY 10504	Production Resource Group is a supplier of entertainment and event technology that provides integrated services and equipment.	$32,500

PRV Aerospace, LLC 2600 94th Street SW Suite 150 Everett, WA 98204	PRV Aerospace is a precision manufacturer and supplier of flight critical components, assemblies and subassemblies to aero-equipment suppliers and to aircraft original equipment manufacturers for commercial and defense platforms.	$79

Reddy Ice Corp. 8750 North Central Expressway Suite 1800 Dallas, TX 75231	Reddy Ice manufactures and distributes packaged ice products in the United States.	$1,158

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	$155,000

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Shell Topco L.P. 2533 South West Street Wichita, KS 67217	Shell Topco (Latshaw Enterprises) is a manufacturer of industrial products including brake cables, high end electronic components and other equipment.	$29,717

Smile Brands Group Inc. 8105 Irvine Center Drive Suite 1500 Irvine, CA 92618	Smile Brands is a provider of support services to general and multi-specialty dental offices in the United States.	$19,845

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communication is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$92,861

Southcross Holdings Borrower LP 1700 Pacific Avenue Suite 2900 Dallas, TX 75201	Southcross Holdings provides natural gas gathering, processing, treating, compression and transportation services in the United States.	$314

The Sports Authority, Inc. 1050 West Hampden Avenue Englewood, CO 80110	Sports Authority is a retailer of sporting goods and apparel.	$6,322

Stallion Oilfield Holdings, Inc. 950 Corbindale Suite 300 Houston, TX 77024	Stallion Oilfield Holdings provides total well site support, production and logistical services to exploration companies and drilling contractors nationwide.	$4,765

SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services, and consulting services.	$4,632

Sunnova Asset Portfolio 5 Holdings, LLC 20 Greenway Plaza Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	$5,063	(8)

Swiss Watch International, Inc. 101 South State Road 7 Suite 201 Hollywood, FL 33023	Swiss Watch designs and manufactures watches and other time pieces.	$46,011

U.S. Xpress Enterprises, Inc. 4080 Jenkins Road Chattanooga, TN 37421	U.S. Xpress provides truckload carrier services in North America.	$74,625

Vertellus Performance Chemicals LLC 201 North Illinois Street Suite 1800 Indianapolis, IN 46204	Vertellus Performance Chemicals (Dow Sodium Borohydride) is a former subsidiary of Dow Chemical Company and is the #1 global leader and low cost provider of both liquid and dry sodium borohydride.	$38,000

Virtual Radiologic Corp. 11995 Singletree Lane Suite 500 Eden Prairie, MN 55344	Virtual Radiologic is a technology-enabled national radiology practice working in partnership with local radiologists and hospitals to provide radiology services.	$3,419

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

VPG Group Holdings LLC 9820 Westpoint Drive Suite 300 Indianapolis, IN 46256	VPG Group is a specialist in transformer recycling, repair, and disposal, as well as scrap cable, wire and metal recycling.	$77,077

Waste Pro USA, Inc. 2101 West State Road 434 Suite 305 Longwood, FL 32779	Waste Pro USA is a service provider of waste management solutions to residential and commercial customers in southern United States.	$96,116	(9)

Senior Secured Loans — 2nd Lien

AdvancePierre Foods, Inc. 9990 Princeton-Glendale Road Cincinnati, OH 45246	Advance Pierre is a producer of formed, pre-cooked and ready-to-cook protein products, compartmentalized meals, and hand-held convenience sandwiches sold to schools, fast food restaurants, food distributors and food retailers.	$17,392

Affordable Care, Inc. 5430 Wade Park Boulevard Wade II, Suite 310 Raleigh, NC 27607	Affordable Care is a provider of dental practice management services and on-site denture laboratories focused exclusively on dentures.	$33,998

Alison US LLC 801 Pennsylvania Avenue, NW Suite 855 Washington, D.C. 20004	Alison US (Alstom Auxiliary Components) designs and manufactures equipment and provides aftermarket services for air preheaters & gas heaters, heat transfer solutions and grinding mills.	$4,278

American Energy—Utica, LLC 301 NW 63rd Street Suite 600 Oklahoma City, OK 73116	American Energy is an exploration and production company formed to acquire and develop unconventional resources in the Utica Shale.	$136,186

American Racing and Entertainment, LLC 2384 West River Road Nichols, NY 13812	American Racing and Entertainment was founded to acquire, develop and operate two racing and gaming operations.	$16,403

Brasa (Holdings) Inc. 14881 Quorum Drive Suite 750 Dallas, TX 75254	Brasa Holdings is the direct parent of Fogo de Chao, a chain of Brazilian steak-house restaurants across the United States and in Brazil.	$6,037

Brock Holdings III, Inc. 10343 Sam Houston Park Drive Suite 200 Houston, TX 77064	Brock is a provider of industrial maintenance solutions in the refining, chemical, power and other industries.	$6,860

Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	$10,000

Compuware Corp. 1 Campus Martius Detroit, MI 48226	Compuware is a technology performance company that provides software solutions and application practices for IT organizations nationwide.	$4,363

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

DEI Sales, Inc. One Viper Way Vista, CA 92081	Directed Electronics is a designer and marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the United States.	$57,013

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	$48,952

FullBeauty Brands, Inc. 463 7th Avenue New York, NY 10018	FullBeauty Brands operates an online plus-sized retail clothing market.	$165,000

Nielsen & Bainbridge, LLC 12201 Technology Boulevard Suite 100 Austin, TX 78727	Nielsen & Bainbridge manufactures and distributes picture framing products for framing professionals.	$14,794

Paw Luxco II Sarl 2-4 Rue Eugene Ruppert Luxembourg - 2453 Luxembourg	Jack Wolfskin produces outdoor functional clothing in Germany.	$20,281

PSAV Acquisition Corp. 1700 East Golf Road #400 Schaumburg, IL 60173	PSAV (Audio Visual) provides audiovisual equipment, staging services and related technology support for live events and meetings.	$78,924

Sequential Brands Group, Inc. 1065 Avenue of the Americas 30th Floor New York, NY 10018	Sequential Brands owns, promotes, markets, and licenses a portfolio of consumer brands to retailers, wholesalers, and distributors.	$25,000

Stadium Management Corp. 1701 Bryant Street Denver, CO 80204	Stadium Management is a venue management company that provides private management services for public assembly facilities.	$57,500

Senior Secured Bonds

Advanced Lighting Technologies, Inc. 32000 Aurora Rd Solon, OH 44139	Advanced Lighting designs, manufactures, and markets energy efficient metal halide white light source components and systems.	$77,190

Allen Systems Group, Inc. 708 Goodlette Road North Naples, FL 34102	Allen Systems provides a variety of software and services for enterprise performance, operations, and application management.	$31,201

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software is a provider of solutions to the contact center industry.	$5,992

Avaya Inc. 4655 Great America Parkway Santa Clara, CA 95054	Avaya is a global provider of business collaboration and communications solutions.	$36,283

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Caesars Entertainment Resort Properties, LLC One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment Resort Properties is the property company of Caesars Entertainment Corp. Caesars Entertainment properties include Harrah’s Las Vegas, Rio, Flamingo Las Vegas, Harrah’s Atlantic City, Paris Las Vegas, and Harrah’s Laughlin.	$59,868

FourPoint Energy, LLC 8450 E. Crescent Parkway Suite 400 Greenwood Village, CO 80111	FourPoint Energy is a private oil and gas exploration and production company.	$95,341	(10)

Global A&T Electronics Ltd. 5 Serangoon North Avenue 5 Singapore, 554916 Singapore	Global A&T Electronics provides semiconductor assembly and test services for a range of integrated circuits, including memory, mixed signal, analog, logic, and radio frequency.	$9,000

JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum produces specialty flat-rolled aluminum products in the United States.	$65,852

Logan’s Roadhouse, Inc. 3011 Armory Drive Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of restaurants that was founded in 1991 in Lexington, Kentucky.	$47,532

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communication is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$19,174

Speedy Cash Intermediate Holdings Corp. 3527 N. Ridge Road Wichita, KS 67205	Speedy Cash provides payday loans, title loans and cash checking in the United States, Canada, and the United Kingdom.	$5,065

Subordinated Debt

Alta Mesa Holdings, LP 15021 Katy Freeway Suite 400 Houston, TX 77094	Alta Mesa is an onshore oil and natural gas acquisition, exploration, and production company.	$11,091

Aurora Diagnostics, LLC 11025 RCA Center Drive Suite 300 Palm Beach Gardens, FL 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.	$18,094

Brooklyn Basketball Holdings, LLC 882 3rd Avenue 12th Floor Brooklyn, NY 11232	Brooklyn Basketball operates, manages, and owns New Jersey Basketball, LLC, a professional basketball team.	$19,873

Cadillac Jack, Inc. 2450 Satellite Boulevard Duluth, GA 30096	Cadillac Jack designs, manufactures and operates electronic bingo and slot machine products.	$37,953

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Comstock Resources, Inc. 5300 Town & Country Boulevard Frisco, TX 75034	Comstock engages in the acquisition, development, production and exploration of oil and natural gas properties in the United States.	$7,239

EV Energy Partners, L.P. 1001 Fannin Street Suite 800 Houston, TX 77002	EV Energy is a public, primarily upstream, MLP with proved reserves in the Barnett Shale, Appalachian, Mid-Continent, Monroe, Central Texas, San Juan, Michigan and Permain regions.	$1,068

Flanders Corp. 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	$44,174

Global Jet Capital Inc. 2500 North Military Trail Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	$401

HBC Solutions, Inc. 9800 South Meridian Boulevard Suite 300 Englewood, CO 80112	HBC Solutions is a provider of hardware and software that enables media companies to create, manage, distribute and monetize video content.	$462	(11)

Jupiter Resources Inc. 585 - 8 Avenue SW Suite 1100 Calgary, Alberta T2P 1G1 Canada	Jupiter Resources engages in the exploration, production, and development of oil and gas properties in Canada.	$5,330

KODA Distribution Group, Inc. 262 Harbor Drive 3rd Floor Stamford, CT 06902	KODA distributes industrial coatings, lubricants, resins, and pigments to customers in construction, personal care, and special purpose end markets.	$34,431

Lightstream Resources Ltd. 2800, 525 - 8th Avenue SW, Suite 2800 Calgary, AB T2P 1G1 Canada	Lightstream Resources is an independent oil and gas exploration and development company focused on the exploration, acquisition and production of oil, natural gas, and natural gas liquids.	$1,302

Mood Media Corp. 199 Bay Street 5300 Commerce Court West Toronto, ON M5L 1B9 Canada	Mood Media provides in-store audio, visual, and scent branding services to retail companies in North America, Europe, Asia and Australia.	$42,160

NewStar Financial, Inc. 500 Boylston Street Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	$35,176

P.F. Chang’s China Bistro, Inc. 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.	$1,383

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

RKI Exploration & Production, LLC 210 Park Avenue, Suite 700 Oklahoma City, OK 73102	RKI is an exploration and production company operating in the Permian and Wyoming Power River Basin.	$8,150

Samson Investment Co. Two West Second Street Tulsa, OK 74103	Samson is an exploration and production company.	$13,406

SandRidge Energy, Inc. 123 Robert S. Kerr Avenue Oklahoma City, OK 73102	SandRidge is an independent oil and natural gas company that engages in development and production activities.	$6,361

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	$6,915

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communication is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$14,126

Talos Production LLC 500 Dallas Street, Suite 2000 Houston, TX 77002	Talos Energy is an independent oil and gas company focused on offshore exploration and production.	$1,373

ThermaSys Corp. 2776 Gunter Park Drive East Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	$133,891

VPG Group Holdings LLC 9820 Westpoint Drive Suite 300 Indianapolis, IN 46256	VPG Group is a specialist in transformer recycling, repair, and disposal, as well as scrap cable, wire and metal recycling.	$5,168

Warren Resources, Inc. 1114 Avenue of the Americas 34th Floor New York, NY 10036	Warren Resources is an independent energy company that is engaged in the exploration, development, and production of onshore crude oil and gas reserves.	$714

Collateralized Securities

American Capital Ltd. 2 Bethesda Metro Center 14th Floor Bethesda, MD 20814	American Capital, Ltd. is the asset manager of the ACASC 2013-2A Class B.	$24,596

Prudential Fixed Income Two Gateway Center 4th Floor Newark, NJ 07102	Prudential Fixed Income is the asset manager of Dryden CDO 23A Class Subord.	$5,456

JP Morgan Chase and Co. 277 Park Avenue New York, NY 10172	JP Morgan is the asset manager of the JPMorgan Chase Bank, N.A. Credit-Linked Notes.	$16,663

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

NewStar Financial, Inc. 500 Boylston Street Suite 1250 Boston, MA 02116	NewStar Financial, Inc. is the asset manager of NewStar Clarendon 2014-1A Class D.	$1,461

NewStar Financial, Inc. 500 Boylston Street Suite 1250 Boston, MA 02116	NewStar Financial, Inc. is the asset manager of NewStar Clarendon 2014-1A Class Subord. B.	$17,713

Stone Tower Debt Advisors 152 West 57th Street New York, NY 10019	Stone Tower Debt Advisors is the asset manager of Rampart CLO 2007 1A Class Subord.	$2,775

Stone Tower Debt Advisors 152 West 57th Street New York, NY 10019	Stone Tower Debt Advisors is the asset manager of Stone Tower CLO VI Class Subord.	$2,035

Carlyle Investment Management 1001 Pennsylvania Avenue N.W. Suite 220 South Washington, D.C. 20004	Carlyle Investment Management is the asset manager of Wind River CLO Ltd. 2012 1A Class Subord. B.	$32,800

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(14)	Amortized Cost of Investment (in thousands)

Equity/Other

Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06870	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Preferred Equity	0.6%	$300

Amaya Gaming Group Inc. 2450 Satellite Boulevard Duluth, GA 30096	Amaya designs, manufactures and operates electronic bingo and slot machine products.	Warrants	1.5%	$16,832

American Energy Appalachia Holdings, LLC 301 NW 63rd Street Suite 600 Oklahoma City, OK 73116	American Energy is an exploration and production company formed to acquire and develop unconventional resources in the Utica Shale.	Common Equity	0.6%	$9,700

AP Exhaust Acquisition, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust manufactures and distributes aftermarket replacement emission and exhaust products for a broad array of vehicular and industrial applications.	Common Equity	0.9%	$811

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(14)	Amortized Cost of Investment (in thousands)

Aquilex Corp. 2225 Skyland Court Norcross, GA 30071	Aquilex is a provider of critical maintenance, repair, and industrial cleaning solutions to the energy industry.	Common Equity	1.5%	$1,088

Aquilex Corp. 2225 Skyland Court Norcross, GA 30071	Aquilex is a provider of critical maintenance, repair, and industrial cleaning solutions to the energy industry.	Common Equity	3.3%	$1,690

Burleigh Point, Ltd. One Billabong Place Burleigh Heads, QLD 4220 Australia	Burleigh Point, Ltd. engages in the marketing, distribution, wholesaling and retailing of apparel, accessories, eyewear, wetsuits, and hard goods in the board sports sector.	Warrants	1.7%	$1,898

CoSentry.Net, LLC 12700 West Dodge Road Omaha, NE 68154	CoSentry provides data center solutions and technical services for large and mid-sized enterprises, specializing in secure data management.	Preferred Equity	2.9%	$2,500

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	Common Equity	0.1%	$1,202

ERC Ireland Holdings Ltd. 1 Heuston South Quarter Dublin 8 Ireland	Eircom is a provider of domestic and international voice and data communications for both the retail and wholesale carrier markets in Ireland.	Common Equity	1.0%	$7,542

Flanders Corp. 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	Common Equity	8.5%	$7,183

FourPoint Energy, LLC 8450 E. Crescent Parkway Suite 400 Greenwood Village, CO 80111	FourPoint Energy is a private oil and gas exploration and production company.	Common Equity	3.2%	$21,000

FourPoint Energy, LLC 8450 E. Crescent Parkway Suite 400 Greenwood Village, CO 80111	FourPoint Energy is a private oil and gas exploration and production company.	Common Equity	0.6%	$2,601

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(14)	Amortized Cost of Investment (in thousands)

Fronton Investor Holdings, LLC 3500 NW 37th Avenue Miami, Florida 33142	Fronton Holdings is the post bankruptcy holding company of Florida Gaming, a owner and operator of casinos and gambling facilities in Florida.	Common Equity	14.9%	$17,931

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	Preferred Equity	9.9%	$172

HBC Solutions, Inc. 9800 South Meridian Boulevard Suite 300 Englewood, CO 80112	HBC Solutions is a provider of hardware and software that enables media companies to create, manage, distribute and monetize video content.	Common Equity	3.0%	$3,027

Industrial Group Intermediate Holdings, LLC 820 Adams Avenue, Suite 130 Norristown, PA 19403	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials, and other tools and equipment.	Common Equity	0.6%	$347

JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum produces specialty flat-rolled aluminum products in the United States.	Common Equity	4.4%	$3,225

Leading Edge Aviation Services, Inc. 3132 Airway Avenue Costa Mesa, CA 92626	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	Common Equity	0.4%	$464

Leading Edge Aviation Services, Inc. 3132 Airway Avenue Costa Mesa, CA 92626	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	Preferred Equity	0.1%	$1,303

MB Precision Holdings LLC 109 Apremont Way P.O. Box 828 Westfield, MA 01086	MB Precision provides precision machining, fabrication, assembly and test services for the aerospace & defense, energy, oil & gas and power generation markets.	Common Equity	1.0%	$490

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Common Equity	2.6%	$553

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(14)	Amortized Cost of Investment (in thousands)

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Equity	0.0%	$553

Milagro Holdings, LLC 1301 McKinney Street Houston, TX 77010	Milagro was formed for the purpose of exploring for, developing and acquiring natural gas and oil properties along the Gulf of Mexico.	Common Equity	0.4%	$50

Milagro Holdings, LLC 1301 McKinney Street Houston, TX 77010	Milagro was formed for the purpose of exploring for, developing and acquiring natural gas and oil properties along the Gulf of Mexico.	Preferred Equity	9.5%	$11,180

MModal LLC 5000 Meridian Boulevard Suite 200 Franklin, TN 37067	MModal is a provider of clinical documentation solutions providing clinical narrative capture services, speech and language understanding technology and clinical documentation workflow solutions for the healthcare industry.	Common Equity	1.3%	$933

New Star Metals Inc. 835 McClintock Drive Suite 100 Burr Ridge, IL 60527	New Star Metals provides steel processing, building products, and supply chain management across a diverse array of end markets.	Common Equity	1.4%	$750

NewStar Financial, Inc. 500 Boylston Street Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	Warrants	5.1%	$15,058

Plains Offshore Operations Inc. 700 Milam Street Suite 3100 Houston, TX 77002	Plains Offshore is a subsidiary of Freeport-McMoRan Copper & Gold (NYSE: FCX), or FCX, and was formed to develop FCX’s assets located in the Gulf of Mexico in water depths of 500 feet or more.	Preferred Equity	0.5%	$62,677

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(14)	Amortized Cost of Investment (in thousands)

Plains Offshore Operations Inc. 700 Milam Street Suite 3100 Houston, TX 77002	Plains Offshore is a subsidiary of Freeport-McMoRan Copper & Gold (NYSE: FCX), or FCX, and was formed to develop FCX’s assets located in the Gulf of Mexico in water depths of 500 feet or more.	Warrants	10.6%	$1,722

PSAV Acquisition Corp. 1700 East Golf Road #400 Schaumburg, IL 60173	PSAV (Audio Visual) provides audiovisual equipment, staging services and related technology support for live events and meetings.	Common Equity	3.5%	$10,000

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Common Equity	4.9%	$2,500

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Preferred Equity	0.4%	$22,654

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Warrants	0.9%	$473

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Common Equity	18.7%	$3,400

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Preferred Equity	4.5%	$10,325

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(14)	Amortized Cost of Investment (in thousands)

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Warrants	0.7%	$1	(13)

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Warrants	10.9%	$12	(13)

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communication is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	Common Equity	4.6%	$0

ThermaSys Corp. 2776 Gunter Park Drive East Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Common Equity	1.5%	$1

ThermaSys Corp. 2776 Gunter Park Drive East Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Preferred Equity	1.5%	$5,181

VPG Group Holdings LLC 9820 Westpoint Drive Suite 300 Indianapolis, IN 46256	VPG Group is a specialist in transformer recycling, repair, and disposal, as well as scrap cable, wire and metal recycling.	Common Equity	7.5%	$3,638

(1)	Amount includes a $36,919 unfunded commitment for A.P. Plasman Inc.
(2)	Amount includes a $2,226 unfunded commitment for Altus Power America, Inc.
(3)	Amount includes a $5,455 unfunded commitment for BenefitMall Holdings, Inc.
(4)	Amount includes a $10,000 unfunded commitment for Corel Corp.
(5)	Amount includes a $2,317 unfunded commitment for Dent Wizard International Corp.
(6)	Amount includes a $357 unfunded commitment for H.M. Dunn Company.
(7)	Amount includes a $19,500 unfunded commitment for Micronics, Inc.
(8)	Amount includes a $2,400 unfunded commitment for Sunnova Asset Portfolio 5 Holdings, LLC.
(9)	Amount includes a $9,444 unfunded commitment for Waste Pro USA, Inc.

(10)	Amount includes a $27,563 unfunded commitment for FourPoint Energy, LLC.
(11)	Amount includes a $150 unfunded commitment for HBC Solutions, Inc.
(12)	Set forth below is a description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2015:

Infiltrator Systems, Inc., or Infiltrator, is a privately owned company headquartered in Old Saybrook, Connecticut that was founded in 1986. Infiltrator manufactures products such as tanks, risers, drainage systems and plastic leachfield chamber systems for use in septic systems in the onsite wastewater industry. Infiltrator has manufacturing facilities in Alabama, Illinois, Kentucky, North Carolina, Oregon and Texas and serves customers in the United States and Canada through a network of distributors.

(13)	Warrants expire on September 28, 2022 and May 10, 2022 and the strike prices are $121.00 and $100.00 per share, respectively.
(14)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

INVESTMENT ADVISORY AGREEMENT

Overview of FB Advisor

Management Services and Responsibilities

FB Advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, FB Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, FB Advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, FB Advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. FB Advisor is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our board of directors, FB Advisor provides us with investment advisory services. Under the terms of the investment advisory agreement, FB Advisor:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure the investments we make;

•	executes, monitors and services the investments we make;

•	determines the securities and other assets we will purchase, retain or sell;

•	performs due diligence on prospective portfolio companies; and

•	provides such other investment advisory, research and related services as we may, from time to time, reasonably require for the investments we make.

FB Advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. FB Advisor’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FB Advisor performs certain administrative services under the administration agreement. See “Administrative Services.”

Advisory Fees

We pay FB Advisor a fee for its services under the investment advisory agreement consisting of two components—an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. The cost of both the base management fee payable to FB Advisor and any incentive fees it earns will ultimately be borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of the average value of our gross assets. The base management fee is payable quarterly in arrears and is based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of FB Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FB Advisor shall determine. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee
The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on our net assets for the most recently completed calendar quarter, of 1.875% (7.5% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No subordinated incentive fee is payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.875%;

•

100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) is payable to FB Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.34375%) as the “catch-up.” The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.34375% in any calendar quarter; and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to FB Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to FB Advisor).

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 1.875% hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

(subject to total return requirement)

These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter. These calculations also assume that the total return requirement described above will not reduce the payment of any subordinated incentive fee on income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

All percentages are based on our net assets.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter before Total Return Requirement Calculation (*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 0.6125%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.80%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income –(base management fee + other expenses) = 2.1625%

Subordinated incentive fee on Income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (2.1625% – 1.875%)

= 0.2875%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2875%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.8625%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.34375%))

Catch up	= 2.34375% – 1.875%
= 0.46875%

Subordinated incentive fee on income = (100% × 0.46875%) + (20.00% × (2.8625% –2.34375%))

= 0.46875% + (20.00% × 0.51875%)

= 0.46875% + 0.10375%

= 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.5725%.

(1)	Represents 7.50% annualized hurdle rate.

(2)	Represents 1.75% annualized base management fee on average gross assets. Examples assume gross assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.00% on all pre-incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.

Example 2: Subordinated Incentive Fee on Income for Each Calendar Quarter with Total Return Requirement Calculation (*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0. 4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.8625%

Cumulative incentive fees accrued and/or paid for preceding eleven calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding eleven calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 1.875% (as shown in Scenario 3 of Example 1 above), no subordinated incentive fee on income is payable because 20.00% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding eleven calendar quarters.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.8625%

Cumulative incentive fees accrued and/or paid for preceding eleven calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding eleven calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 1.875% and because 20.00% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding eleven calendar quarters, a subordinated incentive fee on income (in an amount not to exceed $1,000,000 (i.e. $10,000,000 minus $9,000,000)) would be payable, as shown in Scenario 3 of Example 1 above.

(1)	Represents 7.50% annualized hurdle rate.

(2)	Represents 1.75% annualized base management fee on average gross assets. Examples assume gross assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.00% on all pre-incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.

Example 3: Incentive Fee on Capital Gains (*):

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains would be:

Year 1: None

Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.00%)

Year 3: None g $5 million (20.00% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains of $200,000 g $6.2 million ($31 million cumulative realized capital gains multiplied by 20.00%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains g 20.00% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains g $6.4 million (20.00% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

Year 4: None

Year 5: None g $5 million (20.00% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

*	The returns shown are for illustrative purposes only. No incentive fee will be payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the applicable hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Duration and Termination

The investment advisory agreement became effective on July 17, 2014 upon approval by our stockholders at a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014. Unless earlier terminated as described below, the investment advisory agreement will remain in effect until July 2016 and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory agreement.

The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated at any time by (a) the vote of a majority of our outstanding voting securities, (b) the vote of our board of directors or (c) FB Advisor, without the payment of any penalty, upon 60 days’ written notice. Without the vote of a majority of our outstanding voting securities, the investment advisory agreement may not be materially amended.

Indemnification

The investment advisory agreement provides that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the investment advisory agreement or otherwise as our investment adviser; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the investment advisory agreement.

Organization of FB Advisor

FB Advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of FB Advisor is FB Income Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Overview of GDFM

GDFM acts as our investment sub-adviser pursuant to the investment sub-advisory agreement with FB Advisor and is registered as an investment adviser with the SEC under the Advisers Act. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

Under the terms of the investment sub-advisory agreement, GDFM assists FB Advisor in managing our portfolio in accordance with our stated investment objectives and policies. This assistance includes making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies and providing research and other investment advisory services for us. However, all investment decisions are ultimately the responsibility of FB Advisor’s investment committee.

The investment sub-advisory agreement provides that GDFM will receive 50% of all fees payable to FB Advisor under the investment advisory agreement with respect to each year.

The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated, by FB Advisor.

Board Approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements

The investment advisory agreement was last approved by our board of directors at a meeting held on November 6, 2014, and was most recently approved by our stockholders at a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014. The investment advisory agreement became effective on July 17, 2014 upon approval by our stockholders. The investment sub-advisory agreement was approved by our board of directors on May 13, 2008 and became effective upon our meeting the minimum offering requirement in January 2009. After an initial two-year term, such agreements must be re-approved annually by our board of directors. In November 2014, the board of directors re-approved the investment sub-advisory agreement and extended its terms for a period of twelve months, subject to earlier termination in accordance with its terms.

Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATIVE SERVICES

FB Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

The initial term of the administration agreement is two years and thereafter continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by: (a) the vote of our board of directors; and (b) the vote of a majority of our directors who are not parties to the administration agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party.

The administration agreement may be terminated at any time by either us or FB Advisor, without the payment of any penalty, upon 60 days’ written notice.

The administration agreement provides that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the administration agreement.

In addition, we have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FB Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our executive officers, certain of our directors and certain debt finance professionals of Franklin Square Holdings who perform services for us on behalf of FB Advisor are also officers, directors, trustees, managers, and/or key professionals of Franklin Square Holdings, our former dealer manager and other Franklin Square Holdings entities, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Franklin Square Holdings may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, Franklin Square Holdings may grant equity interests in FB Advisor to certain management personnel performing services for FB Advisor.

Investment Advisory Agreement and Administration Agreement

We have entered into the investment advisory agreement with FB Advisor. Pursuant to the investment advisory agreement, we pay FB Advisor a base management fee and an incentive fee. See “Investment Advisory Agreement” for a description of how the fees payable to FB Advisor are determined.

Pursuant to the administration agreement, FB Advisor provides administrative services necessary for our operation, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There is no separate fee paid by us to FB Advisor in connection with the services provided under the administration agreement, provided, however, that we reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities thereunder. See “Administrative Services” for a description of our obligation to reimburse FB Advisor under the administration agreement.

See “Management Discussion and Analysis of Financial Condition and Results of Operations—Compensation of FB Advisor and FS2” for a summary of the fees and expenses we accrued under our agreements with FB Advisor during the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012.

Allocation of FB Advisor’s Time

We rely on FB Advisor to manage our day-to-day activities and to implement our investment strategy. FB Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FB Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC and FS Global Credit Opportunities Fund. FB Advisor and its employees will devote only as much of its or their time to our business as FB Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FB Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of FB Advisor’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Franklin Square Holdings-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the adviser providing services to multiple programs. For example, FB Advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of GDFM’s Time

We rely, in part, on GDFM to assist in identifying investment opportunities and making investment recommendations to FB Advisor. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time and effort of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the assets of other advisees of GDFM and its affiliates. For example, GDFM also serves as the investment sub-adviser to FS Investment Corporation II and FS Investment Corporation III and GSO, the parent of GDFM, serves as investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund, as well as other accounts and investment vehicles that invest in the same types of investments as we do.

Competition and Allocation of Investment Opportunities

Employees of FB Advisor are simultaneously providing investment advisory services to other affiliated entities, including the investment advisers to Franklin Square Holdings’ three other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III and Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. FS Investment Corporation II and FS Investment Corporation III are non-diversified, closed-end management investment companies that have elected to be regulated as BDCs that invest primarily in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. FS Energy and Power Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC that invests primarily in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry. FS Global Credit Opportunities Fund is a non-diversified, closed-end management investment company that invests primarily in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments. In addition, GDFM and its affiliates manage several other investment vehicles.

FB Advisor may determine it appropriate for us and one or more other investment accounts managed by FB Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by FB Advisor, GDFM or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

To mitigate these conflicts, FB Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

As FB Advisor’s senior management team consists of substantially the same management team that runs the investment advisers to Franklin Square Holdings’ three other affiliated BDCs and closed-end management investment company, it is possible that some investment opportunities will be provided to such other affiliated investment vehicles rather than us.

Trademark License Agreement

Pursuant to a trademark license agreement, dated as of April 16, 2014, or the trademark license agreement, Franklin Square Holdings granted us a non-exclusive, non-transferable, royalty-free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the Licensed Marks, as a component of our name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to us). Other than with respect to this limited license, we have no other rights to the Licensed Marks. The trademark license agreement may be terminated by Franklin Square Holdings or us on sixty days’ prior written notice and expires if FB Advisor or one of Franklin Square Holdings’ affiliates ceases to serve as investment adviser to us. Furthermore, Franklin Square Holdings may terminate the trademark license agreement at any time and in its sole discretion, in the event that Franklin Square Holdings or we receive notice of any third party claim arising out of our use of the Licensed Marks or if we attempt to assign or sublicense the trademark license agreement or any of our rights or duties under the trademark license agreement without the prior written consent of Franklin Square Holdings. FB Advisor is a third-party beneficiary of the trademark license agreement.

Affiliated Dealer Manager

Our former dealer manager for our continuous public offering of shares of common stock was FS2, which is an affiliate of ours. Under the previously effective dealer manager agreement among us, FB Advisor and FS2, FS2 was entitled to receive sales commissions and dealer manager fees in connection with the sale of shares of our common stock in our continuous public offering, all or a portion of which were re-allowed to selected broker-dealers. Our continuous public offering closed to new investors in May 2012. See “Management Discussion and Analysis of Financial Condition and Results of Operations—Compensation of FB Advisor and FS2” for a summary of the dealer manager fees FS2 received under the dealer manager agreement during the year ended December 31, 2012.

Expense Support and Conditional Reimbursement Agreement

Pursuant to the expense reimbursement agreement, Franklin Square Holdings had agreed to reimburse us for expenses in an amount that was sufficient to ensure that no portion of our distributions to stockholders were paid from proceeds of the sale of shares of our common stock or borrowings. As a result of the listing of our shares of common stock on the NYSE, effective November 7, 2014, Franklin Square Holdings terminated the expense reimbursement agreement pursuant to its terms.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FB Advisor, GDFM or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with FB Advisor, GDFM or one or more of their respective affiliates. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance. In general, we may not invest in general partnerships or joint ventures with affiliates (other than publicly registered affiliates) unless we meet several conditions, including that there are no duplicate fees to FB Advisor and GDFM. As a result, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its affiliates are investing or are invested. Our ability to invest in general partnerships or joint ventures with non-affiliates that own specific assets is also subject to several conditions, including requirements that we own a controlling interest in any entity, and that no duplicate fees are allowed to FB Advisor and GDFM.

SUB-ADVISER CONFLICTS OF INTEREST

GDFM Potential Conflicts of Interest

GDFM, Blackstone and their respective affiliates will be subject to certain conflicts of interest with GDFM as our investment sub-adviser. These conflicts will arise primarily from the involvement of GDFM, Blackstone and their respective affiliates, or collectively, the “Firm,” in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with our or your interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GDFM will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across Blackstone’s various businesses that we expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that we expect GDFM to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit us and/or our portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of us and/or our portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for us, may require us to share such opportunities or otherwise limit the amount of an opportunity we can otherwise take.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, the Firm may provide services in the future beyond those currently provided. We will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including us, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to us. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. Our activities are expected to be constrained as a result of the inability of GDFM personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with FB Advisor or our portfolio managers at FB Advisor or GDFM. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to our activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm is engaged to find buyers or financing sources for potential sellers of assets, the seller may permit us to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of us, GDFM will consider those relationships and may determine to not consider the recommendation of the investment to us as a result of such relationships, as may be permitted by law. We may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by GDFM with respect to such investments, as may be permitted by law and in accordance with GDFM’s applicable procedures.

The Firm may represent creditors or debtors in restructuring or reorganization proceedings or negotiations, including under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. Any such involvement, for which the Firm may be compensated and which compensation will not be passed through to us, is expected to limit or preclude the flexibility that we may otherwise have to participate in restructurings. Alternatively, GDFM may recommend that we liquidate any existing positions of the applicable issuer. If that recommendation were followed, we may be foregoing returns we would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by us could result in significant losses to us.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to FB Advisor, on our behalf, and other clients, including other investment funds, and any other investment vehicles that GDFM or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts (or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which we will not have an interest (such other clients, funds and accounts, collectively the “Other GSO Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which we will not have an interest (such other clients, funds and accounts, collectively, the “Other Blackstone Accounts” and, together with the Other GSO Accounts, the “Other Accounts”). The respective investment programs of us and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, us although it is GDFM’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to us on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with ours. GDFM or its affiliates may enter into transactions for Other Accounts where they have investment discretion that GDFM determines not to recommend to us for regulatory, investment or other reasons. Affiliates of GDFM engage in an investment advisory business separate from GDFM, including with respect to accounts that compete with us and have no obligation to make investment opportunities available to us.

While GDFM will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by GDFM and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies recommended by GDFM in providing sub-advisory services to us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and Other Accounts.

GDFM may have a conflict of interest in allocating investment opportunities between us and Other Accounts, including where GDFM may be incentivized to recommend investments for us that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where GDFM has more attractive incentive fees for such Other Accounts, or where individuals of GDFM who are responsible for selecting investments for us have large personal stakes in Other Accounts, or where personnel of GDFM benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and GDFM will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GDFM to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of GDFM, be suitable for us. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as us and may not be allocated to us. Such investments, while high risk, can at times offer exceptional returns, and we may not be able to participate in these returns.

GDFM is committed to transacting in securities and loans in a manner that is consistent with our investment objectives and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among us and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, GDFM determines which clients’, including ours and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account our and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among us and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, GDFM complies with specific allocation procedures set forth in our governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, GDFM will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to us and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for us or an Other Account from an allocation). In instances where we and Other Accounts target different strategies but overlap with respect to certain investment opportunities, GDFM may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to us. Any such allocations must be documented in accordance with GDFM’s procedures and be undertaken with reference to one or more of the following considerations: (a) the risk-return and target-return profile of the investment opportunity relative to our and the Other Accounts’ current risk profile; (b) our or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (c) the need to re-size risk in our or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in our and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (d) our and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of us or Other Accounts, proximity to the end of our or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory or contractual restrictions or consequences; (g) avoiding de minimis or odd lot allocations; (h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (i) our or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to us or an Other Account; (k) managing any actual or potential conflict of interest; (l) with respect to investments that are made available to GDFM by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for us or the Other Accounts, the absence of such relationships; and (m) any other considerations deemed relevant by GDFM and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over us, notwithstanding GDFM’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of our interests, but we will be treated fairly and equitably over time and in a manner consistent with GDFM’s fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GDFM or its affiliates consider equitable.

From time to time, GDFM expects us and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. When making such investments, GDFM expects us and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

To the extent that we hold interests that are different (or more senior or junior) than those held by the Other Accounts, GDFM is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with ours. Furthermore, it is possible that our interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when we and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), we may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, we may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GDFM believes it would be in our best economic interests to do so. Also, we may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if GDFM believes it would be in the best economic interests of our do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include us and our affiliates. In some cases, to avoid the potential of future prohibited transactions, GDFM may avoid recommending allocating an investment opportunity to us that it would otherwise recommend, subject to GDFM’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

Our service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in us and/or sources of investment opportunities and counterparties therein. This may influence GDFM in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that GDFM believes to be of benefit to us or Other Accounts).

Allocation of Personnel

GDFM and its officers, managers, members and employees will devote as much of their time to our activities as GDFM deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. These activities could be viewed as creating a conflict of interest in that the time and effort of GDFM and its officers, managers, members and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the assets of other clients of GDFM.

Material Non-Public Information

GDFM or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, GDFM would be restricted from recommending to FB Advisor or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of us until such time as the information became public or was no longer deemed material to preclude us from participating in an investment. Disclosure of such information to GDFM’s personnel responsible for our affairs will be limited, and FB Advisor on our behalf may not be free to act upon any such information. Therefore, we and FB Advisor may not have access to material nonpublic information in the possession of the Firm which might be relevant to an investment decision to be made on our behalf, and FB Advisor may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, FB Advisor may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of GDFM or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GDFM or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by us. These clients may themselves represent appropriate investment opportunities for us or may compete with us for investment opportunities.

Portfolio Company Relationships

The entities in which we invest are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which we will derive no benefit, subject to applicable law. For example, the Firm may offer our portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or us on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material, and will not be passed through to us.

Transactions with Other Accounts

From time to time, we may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GDFM’s fiduciary obligations to us, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

We may acquire a security from an issuer in which a separate security has been acquired by other GDFM or Blackstone affiliates. When making such investments, we and other GDFM or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where we become a lender to a company when an affiliate of GDFM owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, we may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GDFM between its interests in us and the portfolio company, in that the ability of GDFM to recommend actions in our best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by us, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on our performance.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of July 31, 2015, no person was deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of July 31, 2015, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each member of our board of directors and each executive officer; and

•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of July 31, 2015.

	Shares Beneficially Owned as of July 31, 2015
Name(1)	Number of Shares	Percentage(2)
Interested Directors
David J. Adelman(3)	578,724		*
Michael C. Forman(4)	609,127		*
Thomas J. Gravina(5)	40,000		*
Michael Heller	32,105		*

Independent Directors
Gregory P. Chandler(6)	9,906		*
Barry H. Frank(7)	61,974		*
Michael J. Hagan	40,000		*
Jeffrey K. Harrow	10,000		*
Philip E. Hughes, Jr(9)	5,260		*
Pedro A. Ramos(8)	490		*
Joseph P. Ujobai(9)	—	—

Executive Officers
Sean Coleman	4,446		*
William Goebel	2,500		*
Zachary Klehr	7,267		*
Brad Marshall(10)	36,288		*
Gerald F. Stahlecker	1,334		*
Stephen S. Sypherd	178		*
James F. Volk	—	—

All directors and executive officers as a group (18 persons)	1,439,659		*

*	Less than one percent.

(1)

The address of each of the beneficial owners set forth above is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, except for Mr. Marshall whose address is c/o GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, New York 10154.

(2)	Based on a total of 242,274,372 shares of common stock issued and outstanding on July 31, 2015.

(3)	Includes 150,000 shares held by Darco Capital, LP, a limited partnership controlled by Mr. Adelman; 372,433 shares held by Franklin Square Holdings, L.P.; and 22,228 shares held by Darco Investments, LLC, a limited liability company controlled by Mr. Adelman.

(4)	Includes 44,457 shares held in trust; 372,433 shares held by Franklin Square Holdings, L.P.; 10,206 shares held by spouse in trust; 2,566 shares held for the benefit of minor children in trust; 9,055 shares held in a 401(k) account; and 6,202 shares held in an IRA account.

(5)	Includes 20,000 shares held by Cobble Court Holdings LP, a limited partnership controlled by Mr. Gravina.

(6)	8,457 shares held in 401(k) account; 483 shares held by spouse; 483 shares held by spouse as UTMA custodian for minor child-1; and 483 shares held by spouse as UTMA custodian for minor child-2.

(7)	Includes 27,861 shares held in IRA account and 30,031 shares held by spouse.

(8)	All shares held in IRA account.

(9)	Appointed to an initial term that commenced on April 1, 2015.

(10)	Includes 6,040 shares held by spouse.

The following table sets forth, as of December 31, 2014, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the closing price of our shares of common stock as reported on the NYSE on July 31, 2015.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)

Interested Directors:

Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Michael J. Heller	Over $100,000
Thomas J. Gravina	Over $100,000

Independent Directors:

Gregory P. Chandler	$10,001-$50,000
Barry H. Frank	Over $100,000
Michael J. Hagan	Over $100,000
Jeffrey K. Harrow	Over $100,000
Philip E. Hughes, Jr(4)	$50,001-$100,000
Pedro A. Ramos	$1-$10,000
Joseph P. Ujobai(4)	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is calculated by multiplying the closing price of our common stock as reported on the NYSE on July 31, 2015, times the number of shares of common stock beneficially owned.

(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(4)	Appointed to an initial term that commenced on April 1, 2015.

DISTRIBUTION REINVESTMENT PLAN

Effective January 1, 2015 and subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare and pay regular cash distributions on a quarterly basis. Following the formal commencement of our investment operations, we declared our first distribution on January 29, 2009.

Effective June 2, 2014, we adopted our “opt out” distribution reinvestment plan, which was first implemented in connection with the regular monthly cash distribution paid on July 2, 2014 to stockholders of record as of the close of business on June 24, 2014, that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

No action will be required on the part of a registered stockholder to have its cash distributions reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire cash distribution in cash by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing, so that notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

Those stockholders whose shares are held by a broker or other financial intermediary may be able to receive distributions in cash by notifying their broker or other financial intermediary of their election. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

The plan administrator will set up an account for shares acquired through our distribution reinvestment plan for each stockholder who has not affirmatively elected to receive distributions in cash.

With respect to each cash distribution pursuant to our distribution reinvestment plan, we reserve the right to either issue new shares of our common stock or purchase shares of our common stock in the open market in connection with implementation of our distribution reinvestment plan. Unless we, in our sole discretion, otherwise direct the plan administrator, (A) if the per share Market Price (as defined in our distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of our common stock on the payment date for the cash distribution, then we will issue shares of our common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the Market Price; or (B) if the Market Price is less than the net asset value per share, then, in our sole discretion, (i) shares of our common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of our common stock at net asset value per share. Pursuant to the terms of our distribution reinvestment plan, the number of shares of our common stock to be issued to a participant will be determined by dividing the total dollar amount of the cash distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of our common stock purchased in the open market.

There will be no brokerage charges or other sales charges on newly issued shares of our common stock acquired by a participant under our distribution reinvestment plan. The plan administrator’s service fee, if any, and expenses for administering our distribution reinvestment plan will be paid for by us.

If a stockholder receives cash distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If our common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If our common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of our common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a cash distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a cash distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the stockholder’s account.

We reserve the right to amend, suspend or terminate our distribution reinvestment plan in accordance with its terms. Our distribution reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any cash distribution; if such notice is mailed fewer than 30 days prior to such record date, such termination will be effective immediately following the payment date for such cash distribution. A participant may terminate its account under our distribution reinvestment plan by so notifying the plan administrator, which termination will be effective immediately if the participant’s notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

All correspondence concerning our distribution reinvestment plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

If you hold your common stock with a brokerage firm that does not participate in our distribution reinvestment plan, you will not be able to participate in our distribution reinvestment plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

We have filed our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Capital Stock

Our charter authorizes us to issue up to 500,000,000 shares of stock, of which 450,000,000 shares are classified as common stock, par value $0.001 per share, and 50,000,000 shares are classified as preferred stock, par value $0.001 per share. A majority of the board of directors, without any action by our stockholders, may amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our common stock trades on the NYSE under the ticker symbol “FSIC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans.

The last reported closing market price of our common stock on August 3, 2015 was $10.02 per share. As of July 31, 2015, we had 2,908 stockholders of record, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

The following are our outstanding classes of equity securities as of July 31, 2015:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	450,000,000	—	242,274,372

Our charter also contains a provision permitting the board of directors to classify or reclassify any unissued shares of common stock or preferred stock in one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the common stock or preferred stock. We believe that the power to classify or reclassify unissued shares of capital stock and thereafter issue the classified or reclassified shares provides us with increased flexibility in structuring possible future financings and investments and in meeting other needs that might arise.

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting. As permitted by the MGCL, our charter provides that the presence of stockholders entitled to cast one-third of the votes entitled to be cast at a meeting of stockholders will constitute a quorum.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Our charter contains a provision which limits directors’ and officers’ liability to us and our stockholders for money damages, to the maximum extent permitted by Maryland law. In addition, we have obtained directors’ and officers’ liability insurance.

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

Our charter permits us to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual (a) who is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) who, while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law.

Our charter provides that any provisions of the charter relating to limiting liability of directors and officers or to indemnifying directors and officers are subject to any applicable limitations in the 1940 Act.

Our bylaws obligate us to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. Our charter and bylaws also permit us to provide such indemnification and advancement for expenses to a person who served a predecessor of ours in any of the capacities described in (a) or (b) above and to any employee or agent of ours or a predecessor our. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Board of Directors

Our charter provides that the number of directors will be ten, and may be increased or decreased by our board of directors in accordance with our bylaws. Our bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. Our charter also provides that the directors, other than any director elected solely by holders of one or more classes or series of preferred stock, shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of directors. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. Our directors may be elected to an unlimited number of successive terms.

Our bylaws provide that a director shall be elected only if such director receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such director at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present if the number of nominees is greater than the number of directors to be elected at the meeting.

Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, pursuant to an election in our charter as permitted by the MGCL, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Pursuant to our charter, subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to our bylaws, any director may resign at any time by delivering his or her resignation to the board of directors, the chairman of the board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

We currently have a total of eleven members of the board of directors, seven of whom are independent directors. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a share exchange, unless the transaction is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, action that requires stockholder approval, including amending our charter, our dissolution, a merger, consolidation or a sale of all or substantially all of our assets must be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be required to effect any amendment to our charter to make our common stock a “redeemable security” or convert us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), to cause our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution, or to amend certain charter provisions, provided that, if the Continuing Directors (as defined in our charter), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the board of directors, approve such amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Distribution Policy

Effective January 1, 2015 and subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, the latter of which is a nontaxable distribution) will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Effective June 2, 2014, we adopted our “opt out” distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The corporation’s right to repurchase control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the corporation’s charter or bylaws. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Stockholder Liability

The MGCL provides that our stockholders are under no obligation to us or our creditors with respect to their shares other than the obligation to pay to us the full amount of the consideration for which their shares were issued.

Under our charter, our stockholders shall not be liable for any debt, claim, demand, judgment or obligation of any kind by reason of being a stockholder, nor shall any stockholder be subject to any personal liability by reason of being a stockholder.

Business Combinations

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. We refer to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of the Maryland General Corporation Law

The MGCL provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute. Our board of directors has elected into the applicable statutory provisions, which provide that, except as may be provided by the board in setting the terms of any class of preferred stock, any vacancies on the board may be filled only by a majority of the directors then in office, even if less than a quorum, and a director elected to fill a vacancy will serve for the balance of the unexpired term.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any mandatory provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board of directors has discretion to determine the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of each series of preferred stock.

Preferred stock may be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock may also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

We currently have no preferred stock issued or outstanding. Our board of directors has no present plans to issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current net asset value per share of common stock, taking into account underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance. The 1940 Act also generally provides that the amount of voting securities that would result from the exercise of subscription rights, as well as warrants, options and any other rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and a majority of our directors who have no financial interest in the issuance and a majority of our independent directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

As of March 31, 2015, we had $400.0 million in aggregate principal amount of 4.000% notes outstanding. The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.000% notes. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year. The first interest payment was made on January 15, 2015. The 4.000% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of March 31, 2015, we had $325.0 million in aggregate principal amount of 4.250% notes outstanding. The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.250% notes. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

On April 30, 2015, we issued $275.0 million in aggregate principal amount of 4.750% notes. The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.750% notes. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities, may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee”. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to pro rate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This pro rated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 consecutive days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”), security, or both, satisfactory to the trustee. If indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both, satisfactory to the trustee, against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “—Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for full defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that has been designated by us as “Senior Indebtedness” for purposes of the indenture by a company order delivered to the trustee;

•	senior securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association is the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has S&P’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding an offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including, if applicable, the taxation of any debt securities that will be sold at an original issue discount.

Election to be Taxed as a RIC

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute as dividends to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, each tax year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the annual distribution requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the annual distribution requirement,

then we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax, or the excise tax avoidance requirement. Any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared. We generally will endeavor in each tax year to avoid any material U.S. federal excise tax on our earnings.

We have previously incurred, and can be expected to incur in the future, such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each tax year;

•

derive in each tax year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the tax year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

We invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in connection with our satisfaction of the annual distribution requirement and the excise tax avoidance requirement as well as mitigate any risk of becoming subject to U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to sell or otherwise dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we sell or otherwise dispose of assets in order to meet the annual distribution requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the annual distribution requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by us, including distributions pursuant to our distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or qualifying dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualifying dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

If a U.S. stockholder receives cash distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, a stockholder will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. Any shares of common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the U.S. stockholder’s account.

We may in the future decide to retain some or all of our net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to non-U.S. stockholders, only. If you are not a non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, under prior law applicable to tax years beginning before January 1, 2014 with respect to certain distributions made by RICs to Non-U.S. stockholders, no withholding was required and the distributions generally were not subject to U.S. federal income tax if (i) the distributions were properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to tax years of RICs beginning on or after January 1, 2014. Even if this legislation were to be extended to tax years of RICs beginning on or after January 1, 2014, we do not currently anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our shares of common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective July 1, 2014, we are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or any diversification tests in any taxable year, we may be eligible to avail ourselves of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification tests where we correct a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income will be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail either the 90% Income Test or any diversification test.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would generally be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, we would be required to distribute our earnings and profits attributable to any of our non-RIC tax years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the tax year) that we elect to recognize on requalification or when recognized over the next ten tax years.

State and Local Taxes

We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in our shares of common stock may have tax consequences for stockholders that are different from those of a direct investment in our portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price per share, after deducting underwriting commissions and discounts, that is below our net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In 2014 and 2015, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on June 22, 2016. We currently do not intend to utilize this authority to sell shares of our common stock at a price below the then-current net asset value per share. We may again seek the approval of our stockholders to issue shares of our common stock at a price below the then-current net asset value per share for a twelve-month period following stockholder approval. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FB Advisor or GDFM in transactions originated by FB Advisor or GDFM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FB Advisor or GDFM or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of FB Advisor, GDFM and their respective affiliates, as applicable. However, we will be permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii. is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FB Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

We and FB Advisor have each adopted a code of ethics pursuant to Rule 17j-1 promulgated under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. On March 11, 2014, our board of directors adopted a revised code of business conduct and ethics, or code of ethics, that amended, restated and replaced the prior code of business conduct, ethics and statement on the prohibition of insider trading applicable to us. The code of ethics (i) clarified the applicability of certain provisions of the code of ethics to persons associated with FB Advisor to the extent such persons are not covered by a separate code of ethics and (ii) removed our insider trading policy from the code of ethics to a separate document administered by us. Our code of ethics was filed as an exhibit to our current report on Form 8-K filed with the SEC on March 12, 2014. You may also read and copy our and FB Advisor’s code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our and FB Advisor’s code of ethics is available on our website at www.fsinvestmentcorp.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of our and FB Advisor’s code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and FB Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of FB Advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to FB Advisor. The proxy voting policies and procedures of FB Advisor are set forth below. The guidelines are reviewed periodically by FB Advisor and our non-interested directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, FB Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of FB Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

FB Advisor will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although FB Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of FB Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FB Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how FB Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling us collect at (215) 495-1150.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•

pursuant to Rule 13a-14 promulgated under the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 promulgated under the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting; and

•	pursuant to Item 308 of Regulation S-K, our auditors must attest to, and report on, our management’s assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of shares of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877)  628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, FB Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FB Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FB Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FB Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FB Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP, an independent registered public accounting firm located at 751 Arbor Way, Suite 200, Blue Bell, Pennsylvania 19422, has audited our financial statements as of December 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008 and 2007.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (215) 495-1150 or on our website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F

Street, N.E., Washington, D.C. 20549. Such information is also available from the EDGAR database on the SEC’s web site at www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2015 (Unaudited)	December 31, 2014
Assets
Investments, at fair value—unaffiliated (amortized cost—$4,130,468 and $4,164,166, respectively)	$4,145,545	$4,168,654
Investments, at fair value—affiliated (amortized cost—$17,931 and $17,931, respectively)	16,138	14,793
Cash	83,894	95,205
Foreign currency, at fair value (cost—$5,657 and $1,661, respectively)	4,986	1,639
Receivable for investments sold and repaid	40,961	8,976
Interest receivable	59,245	51,814
Deferred financing costs	12,238	13,097
Prepaid expenses and other assets	1,345	708

Total assets	$4,364,352	$4,354,886

Liabilities
Payable for investments purchased	$832	$28,095
Credit facilities payable	174,005	188,827
Unsecured notes payable	725,000	725,000
Repurchase agreement payable(1)	950,000	950,000
Stockholder distributions payable	53,706	17,885
Management fees payable	19,073	19,560
Accrued capital gains incentive fees(2)	24,823	21,075
Subordinated income incentive fees payable(2)	13,905	13,089
Administrative services expense payable	613	1,410
Interest payable	14,983	15,850
Directors’ fees payable	288	296
Deferred financing costs payable	—	473
Other accrued expenses and liabilities	1,412	6,340

Total liabilities	1,978,640	1,987,900

Commitments and contingencies(3)	—	—

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 241,101,342 and 240,896,559 shares issued and outstanding, respectively	241	241
Capital in excess of par value	2,260,554	2,258,548
Accumulated undistributed net realized gains on investments and gain/loss on foreign currency(4)	37,153	33,758
Accumulated undistributed (distributions in excess of) net investment income(4)	66,601	68,658
Net unrealized appreciation (depreciation) on investments and unrealized gain/loss on foreign currency	21,163	5,781

Total stockholders’ equity	2,385,712	2,366,986

Total liabilities and stockholders’ equity	$4,364,352	$4,354,886

Net asset value per share of common stock at period end	$9.90	$9.83

(1)	See Note 8 for a discussion of the Company’s repurchase transaction.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2015	2014
Investment income
Interest income—unaffiliated	$103,939	$104,711
Fee income—unaffiliated	4,696	10,085

Total investment income	108,635	114,796

Operating expenses
Management fees	19,038	22,371
Capital gains incentive fees(1)	3,748	4,836
Subordinated income incentive fees(1)	13,905	15,178
Administrative services expenses	991	1,200
Stock transfer agent fees	80	451
Accounting and administrative fees	276	332
Interest expense	17,299	12,700
Directors’ fees	227	265
Other general and administrative expenses	1,422	1,586

Total operating expenses	56,986	58,919

Net investment income	51,649	55,877

Realized and unrealized gain/loss
Net realized gain (loss) on investments—unaffiliated	3,285	13,822
Net realized gain (loss) on foreign currency	110	(19)
Net change in unrealized appreciation (depreciation) on investments—unaffiliated	10,589	10,335
Net change in unrealized appreciation (depreciation) on investments— affiliated	1,345	—
Net change in unrealized gain (loss) on foreign currency	3,448	45

Total net realized and unrealized gain (loss) on investments	18,777	24,183

Net increase (decrease) in net assets resulting from operations	$70,426	$80,060

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.29	$0.31

Weighted average shares outstanding	241,084,292	260,185,661

(1)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Three Months Ended March 31,
	2015	2014
Operations
Net investment income (loss)	$51,649	$55,877
Net realized gain (loss) on investments and foreign currency	3,395	13,803
Net change in unrealized appreciation (depreciation) on investments	11,934	10,335
Net change in unrealized gain (loss) on foreign currency	3,448	45

Net increase (decrease) in net assets resulting from operations	70,426	80,060

Stockholder distributions(1)
Distributions from net investment income	(53,706)	(56,237)
Distributions from net realized gain on investments	—	—

Net decrease in net assets resulting from stockholder distributions	(53,706)	(56,237)

Capital share transactions(2)
Reinvestment of stockholder distributions	2,006	29,257
Repurchases of common stock	—	(8,903)

Net increase (decrease) in net assets resulting from capital share transactions	2,006	20,354

Total increase (decrease) in net assets	18,726	44,177
Net assets at beginning of period	2,366,986	2,640,992

Net assets at end of period	$2,385,712	$2,685,169

Accumulated undistributed (distributions in excess of) net investment income(1)	$66,601	$34,962

(1)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(2)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,

	2015	2014
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$70,426	$80,060
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(191,510)	(471,491)
Paid-in-kind interest	(4,994)	(2,439)
Proceeds from sales and repayments of investments	237,355	566,115
Net realized (gain) loss on investments	(3,285)	(13,822)
Net change in unrealized (appreciation) depreciation on investments	(11,934)	(10,335)
Accretion of discount	(3,868)	(8,074)
Amortization of deferred financing costs	859	582
(Increase) decrease in receivable for investments sold and repaid	(31,985)	(41,057)
(Increase) decrease in interest receivable	(7,431)	(7,705)
(Increase) decrease in prepaid expenses and other assets	(637)	(248)
Increase (decrease) in payable for investments purchased	(27,263)	898
Increase (decrease) in management fees payable	(487)	(325)
Increase (decrease) in accrued capital gains incentive fees	3,748	3,246
Increase (decrease) in subordinated income incentive fees payable	816	875
Increase (decrease) in administrative services expense payable	(797)	667
Increase (decrease) in interest payable	(867)	(261)
Increase (decrease) in directors’ fees payable	(8)	—
Increase (decrease) in other accrued expenses and liabilities	(4,928)	(5,130)

Net cash provided by (used in) operating activities	23,210	91,556

Cash flows from financing activities
Issuance of common stock	—	—
Reinvestment of stockholder distributions	2,006	29,257
Repurchases of common stock	—	(8,903)
Stockholder distributions	(17,885)	(56,094)
Borrowings under credit facilities(1)	24,200	14,800
Borrowings under unsecured notes(1)	—	—
Repayments of credit facilities(1)	(39,022)	—
Borrowings under repurchase agreement(2)	—	—
Deferred financing costs paid	(473)	(259)

Net cash provided by (used in) financing activities	(31,174)	(21,199)

Total increase (decrease) in cash	(7,964)	70,357
Cash and foreign currency at beginning of period	96,844	227,328

Cash and foreign currency at end of period	$88,880	$297,685

Supplemental disclosure
Local and excise taxes paid	$5,546	$5,100

(1)	See Note 8 for a discussion of the Company’s credit facilities and unsecured notes. During the three months ended March 31, 2015 and 2014, the Company paid $9,416 and $4,488, respectively, in interest expense on the credit facilities and unsecured notes.

(2)	See Note 8 for a discussion of the Company’s repurchase transaction. During the three months ended March 31, 2015 and 2014, the Company paid $7,891 and $7,891, respectively, in interest expense pursuant to the repurchase agreement.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments

As of March 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—92.1%
A.P. Plasman Inc.	(f)(g)(h)(j)	Capital Goods	L+775	1.0%	12/29/19	$136,959	$136,959	$137,986
A.P. Plasman Inc.	(h)(j)(o)	Capital Goods	L+775	1.0%	12/29/19	36,919	36,919	37,196
AccentCare, Inc.	(h)	Health Care Equipment & Services	L+500	1.5%	12/22/16	1,954	1,868	1,865
Allen Systems Group, Inc.	(f)(h)(l)	Software & Services	L+1,425	1.0%	12/14/17	1,539	1,724	1,746
Allen Systems Group, Inc.	(f)(h)(l)	Software & Services	L+1,625	1.0%	12/14/17	36,832	41,251	41,796
Altus Power America, Inc.	(h)	Energy	L+750	1.5%	10/10/21	899	899	908
Altus Power America, Inc.	(h)(o)	Energy	L+750	1.5%	10/10/21	2,226	2,226	2,248
American Racing and Entertainment, LLC	(f)	Consumer Services	11.0%		7/1/15	7,750	7,750	7,779
American Racing and Entertainment, LLC	(f)	Consumer Services	L+900		7/1/15	12,250	12,250	12,281
American Racing and Entertainment, LLC	(f)	Consumer Services	L+1000	1.0%	7/1/18	6,500	6,500	6,524
AP Exhaust Acquisition, LLC	(h)	Automobiles & Components	L+775	1.5%	1/16/21	14,595	14,595	14,303
Aspect Software, Inc.	(h)	Software & Services	L+550	1.8%	5/7/16	1,168	1,156	1,167
Azure Midstream Energy LLC	(h)	Energy	L+650	1.0%	11/15/18	263	260	251
BenefitMall Holdings, Inc.	(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	14,963	14,963	15,112
BenefitMall Holdings, Inc.	(h)(o)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,509
Boomerang Tube, LLC	(h)(l)(p)	Energy	L+950	1.5%	10/11/17	17,864	17,531	10,272
Cadillac Jack, Inc.	(f)(h)(j)	Consumer Services	L+850	1.0%	5/15/19	74,263	73,196	77,233
Caesars Entertainment Operating Co., Inc.	(e)(f)(j)(l)	Consumer Services	L+575		3/1/17	12,621	11,878	11,566
Caesars Entertainment Operating Co., Inc.	(f)(j)(l)	Consumer Services	L+675		3/1/17	2,363	2,273	2,178
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(h)(j)(l)	Consumer Services	L+875	1.0%	1/28/18	84,594	84,070	77,446
Caesars Entertainment Resort Properties, LLC	(e)(f)(h)	Consumer Services	L+600	1.0%	10/11/20	71,996	68,360	68,306
Corel Corp.	(f)(g)(h)(j)	Software & Services	L+825		6/7/19	149,127	149,127	151,363
Corel Corp.	(h)(j)(o)	Software & Services	Prime+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(f)(h)	Consumer Services	L+975	1.3%	11/2/19	44,611	44,757	44,555
CoSentry.Net, LLC	(f)(h)	Software & Services	L+800	1.3%	12/31/19	57,799	57,799	58,955
Crestwood Holdings LLC	(h)	Energy	L+600	1.0%	6/19/19	5,382	5,363	5,096
Dent Wizard International Corp.	(f)(h)	Commercial & Professional Services	L+869	1.0%	2/5/20	88,866	88,866	88,866
Dent Wizard International Corp.	(h)(o)	Commercial & Professional Services	L+425	1.0%	2/5/20	2,317	2,317	2,317
Eastman Kodak Co.	(h)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,718	10,554	10,732
Flanders Corp.	(f)	Capital Goods	L+950	1.5%	5/14/18	35,493	34,947	35,892
Fronton Holdings, LLC	(f)	Consumer Services	15.0%		4/30/19	3,736	3,703	3,736
H.M. Dunn Company, Inc.	(h)	Capital Goods	Prime+711		3/26/21	1,000	1,000	1,000
H.M. Dunn Company, Inc.	(h)(o)	Capital Goods	Prime+711		3/26/21	357	357	357

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
HBC Solutions, Inc.	(f)(g)(h)	Media	L+875	1.5%	2/4/18	$83,797	$83,797	$84,216
Industrial Group Intermediate Holdings, LLC	(h)	Materials	L+800	1.3%	5/31/20	13,858	13,858	13,858
Industry City TI Lessor, L.P.	(h)	Consumer Services	5.0%, 5.3% PIK (5.3% Max PIK)		6/30/26	25,215	25,215	25,215
Infiltrator Systems, Inc.	(f)(g)(h)	Capital Goods	L+778	1.3%	10/31/19	226,000	225,869	226,000
Lantiq Deutschland GmbH	(f)(h)(j)	Software & Services	L+900	2.0%	11/16/15	7,968	7,832	7,928
Larchmont Resources, LLC	(h)	Energy	L+725	1.0%	8/7/19	4,377	4,343	3,997
Leading Edge Aviation Services, Inc.	(f)(g)(h)	Capital Goods	L+875	1.5%	6/30/19	33,280	32,990	33,113
LEAS Acquisition Co Ltd.	(h)(j)	Capital Goods	L+875	1.5%	6/30/19	€28,875	39,531	30,864
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+875	1.5%	6/30/19	$10,491	10,491	10,439
MB Precision Holdings LLC	(h)	Capital Goods	L+725	1.3%	1/23/20	13,331	13,331	13,065
Micronics, Inc.	(f)(h)	Capital Goods	L+800	1.3%	3/28/19	58,581	58,266	58,581
Micronics, Inc.	(f)(h)(o)	Capital Goods	L+800	1.3%	3/28/19	19,500	19,500	19,500
MMM Holdings, Inc.	(h)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,685	8,583	7,034
MModal LLC	(h)	Health Care Equipment & Services	L+775	1.3%	1/31/20	4,322	4,303	4,002
MSO of Puerto Rico, Inc.	(h)	Health Care Equipment & Services	L+825	1.5%	12/12/17	6,314	6,239	5,114
New Star Metals Inc.	(f)(h)	Capital Goods	L+800	1.3%	3/20/20	36,475	36,475	36,475
Nova Wildcat Amerock, LLC	(h)	Consumer Durables & Apparel	L+941	1.3%	9/10/19	17,895	17,895	17,895
PHRC License, LLC	(g)(h)	Consumer Services	L+900	1.5%	8/14/20	45,000	45,000	45,000
Polymer Additives, Inc.	(h)	Materials	L+838	1.0%	12/20/21	10,511	10,511	10,564
Production Resource Group, LLC	(h)	Media	L+750	1.0%	7/23/19	32,500	32,500	32,338
PRV Aerospace, LLC	(h)	Capital Goods	L+525	1.3%	5/9/18	79	79	78
Reddy Ice Corp.	(h)	Food & Staples Retailing	L+550	1.3%	5/1/19	1,167	1,158	1,033
Safariland, LLC	(f)(h)	Capital Goods	L+800	1.3%	9/20/19	155,000	155,000	157,325
Shell Topco L.P.	(h)	Materials	L+750	1.5%	9/28/18	30,000	29,717	30,375
Smile Brands Group Inc.	(h)	Health Care Equipment & Services	L+625	1.3%	8/16/19	20,192	19,845	18,375
Sorenson Communications, Inc.	(e)(f)(h)	Telecommunication Services	L+575	2.3%	4/30/20	93,265	92,861	92,799
Southcross Holdings Borrower LP	(h)	Energy	L+500	1.0%	8/4/21	315	314	300
Stallion Oilfield Holdings, Inc.	(h)	Energy	L+675	1.3%	6/19/18	4,798	4,765	3,502
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+500	1.0%	3/29/19	4,962	4,632	4,350
Sunnova Asset Portfolio 5 Holdings, LLC	(h)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	2,663	2,663	2,690
Sunnova Asset Portfolio 5 Holdings, LLC	(h)(o)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	2,400	2,400	2,424

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Swiss Watch International, Inc.	(f)(h)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	$46,625	$46,011	$44,294
The Sports Authority, Inc.	(h)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	6,318	6,322	5,528
U.S. Xpress Enterprises, Inc.	(f)(g)	Transportation	L+875, 1.8% PIK (1.8% Max PIK)	1.5%	5/30/19	74,625	74,625	75,744
Vertellus Performance Chemicals LLC	(g)(h)	Materials	Prime+850		1/30/20	38,000	38,000	38,006
Virtual Radiologic Corp.	(h)	Health Care Equipment & Services	L+550	1.8%	12/22/16	3,447	3,419	2,835
VPG Group Holdings LLC	(f)(h)	Materials	L+900	1.0%	10/4/16	77,445	77,077	77,541
Waste Pro USA, Inc.	(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	86,672	86,672	87,538
Waste Pro USA, Inc.	(h)(o)	Commercial & Professional Services	L+750	1.0%	10/15/20	9,444	9,444	9,539

Total Senior Secured Loans—First Lien							2,302,406	2,286,015
Unfunded Loan Commitments							(88,618)	(88,618)

Net Senior Secured Loans—First Lien							2,213,788	2,197,397

Senior Secured Loans—Second Lien—29.2%
AdvancePierre Foods, Inc.	(e)(f)(g)	Food & Staples Retailing	L+825	1.3%	10/10/17	17,556	17,392	17,687
Affordable Care, Inc.	(f)(g)(h)	Health Care Equipment & Services	L+925	1.3%	12/26/19	34,314	33,998	33,971
Alison US LLC	(h)(j)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,278	4,030
American Energy—Utica, LLC	(f)	Energy	L+950	1.5%	9/30/18	136,186	136,186	135,846
American Racing and Entertainment, LLC	(g)	Consumer Services	14.0%		7/1/18	16,800	16,403	16,842
Brasa (Holdings) Inc.	(f)	Consumer Services	L+950	1.5%	1/20/20	6,211	6,037	6,227
Brock Holdings III, Inc.	(h)	Energy	L+825	1.8%	3/16/18	6,923	6,860	6,560
Byrider Finance, LLC	(g)(h)	Automobiles & Components	L+1000	1.3%	8/22/20	10,000	10,000	10,000
Compuware Corp.	(e)(h)	Software & Services	L+825	1.0%	12/15/22	5,000	4,363	4,658
DEI Sales, Inc.	(f)(g)	Commercial & Professional Services	L+900	1.5%	1/15/18	57,500	57,013	54,481
Eastman Kodak Co.	(f)(g)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	48,952	49,979
FullBeauty Brands, Inc.	(f)(g)(h)	Consumer Durables & Apparel	L+800	1.3%	7/31/20	165,000	165,000	164,175
Nielsen & Bainbridge, LLC	(h)	Consumer Services	L+925	1.0%	8/15/21	15,000	14,794	14,775
Paw Luxco II Sarl	(g)(j)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,281	15,096
PSAV Acquisition Corp.	(f)(h)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	$80,000	78,924	80,500
Sequential Brands Group, Inc.	(f)(j)	Consumer Durables & Apparel	L+800	1.0%	8/15/20	25,000	25,000	25,000
Stadium Management Corp.	(f)	Consumer Services	L+825	1.0%	2/27/21	57,500	57,500	57,788

Total Senior Secured Loans—Second Lien							702,981	697,615

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Bonds—15.1%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	$78,500	$77,190	$54,950
Allen Systems Group, Inc.	(f)(g)(h)(l)(p)	Software & Services	10.5%		11/15/16	38,448	31,201	11,342
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	6,000	5,992	5,250
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	10.5%		3/1/21	39,250	36,283	33,559
Caesars Entertainment Resort Properties, LLC	(e)(f)(g)	Consumer Services	11.0%		10/1/21	60,138	59,868	52,621
FourPoint Energy, LLC	(f)(g)	Energy	8.0%		12/31/20	70,875	67,916	63,433
FourPoint Energy, LLC	(f)(g)(o)	Energy	8.0%		12/31/20	27,563	27,425	24,668
Global A&T Electronics Ltd.	(h)(j)	Technology Hardware & Equipment	10.0%		2/1/19	9,000	9,000	8,854
JW Aluminum Co.	(f)(g)(h)	Materials	11.5%, 1.0% PIK (1.0% Max PIK)		11/15/17	66,297	65,852	66,297
Logan’s Roadhouse, Inc.	(e)(g)	Consumer Services	10.8%		10/15/17	56,294	47,532	42,572
Sorenson Communications, Inc.	(g)	Telecommunication Services	9.0%		10/31/20	19,898	19,174	19,251
Speedy Cash Intermediate Holdings Corp.	(f)	Diversified Financials	10.8%		5/15/18	5,000	5,065	4,778

Total Senior Secured Bonds							452,498	387,575
Unfunded Bond Commitments							(27,425)	(27,425)

Net Senior Secured Bonds							425,073	360,150

Subordinated Debt—19.1%
Alta Mesa Holdings, LP	(e)	Energy	9.6%		10/15/18	11,165	11,091	8,541
Aurora Diagnostics, LLC	(f)(g)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	18,065	18,094	16,224
Brooklyn Basketball Holdings, LLC	(g)(h)	Consumer Services	L+800		10/25/19	19,873	19,873	19,773
Cadillac Jack, Inc.	(g)(j)	Consumer Services	6.0%, 7.0% PIK (7.0% Max PIK)		5/15/20	53,183	37,953	63,022
Comstock Resources, Inc.	(f)(j)	Energy	9.5%		6/15/20	7,500	7,239	3,216
EV Energy Partners, L.P.	(g)	Energy	8.0%		4/15/19	1,225	1,068	1,124
Flanders Corp.	(f)(g)	Capital Goods	13.8% PIK (13.8% Max PIK)		5/14/18	23,121	23,001	20,578
Flanders Corp.	(g)(h)	Capital Goods	17.5% PIK (17.5% Max PIK)		5/14/18	22,554	21,173	22,554
Global Jet Capital Inc.	(h)	Commercial & Professional Services	15.0%, 0.0% PIK (15.0% Max PIK)		1/30/25	401	401	401
HBC Solutions, Inc.	(h)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	312	312	312
HBC Solutions, Inc.	(h)(o)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	150	150	150

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Jupiter Resources Inc.	(e)(g)(j)	Energy	8.5%		10/1/22	$6,425	$5,330	$5,301
KODA Distribution Group, Inc.	(f)	Materials	11.3%		9/30/19	35,000	34,431	35,044
Lightstream Resources Ltd.	(g)(j)	Energy	8.6%		2/1/20	1,650	1,302	1,196
Mood Media Corp.	(e)(f)(g)(j)	Media	9.3%		10/15/20	43,135	42,160	37,204
NewStar Financial, Inc.	(f)(h)(j)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	50,000	35,176	37,750
P.F. Chang’s China Bistro, Inc.	(e)	Consumer Services	10.3%		6/30/20	1,390	1,383	1,449
RKI Exploration & Production, LLC	(e)(g)	Energy	8.5%		8/1/21	8,150	8,150	7,763
Samson Investment Co.	(e)(f)(g)(h)	Energy	9.8%		2/15/20	14,200	13,406	3,976
SandRidge Energy, Inc.	(e)(h)(j)	Energy	8.8%		1/15/20	7,500	6,361	5,081
Sequel Industrial Products Holdings, LLC	(g)	Energy	12.0%, 2.5% PIK (2.5% Max PIK)		9/30/19	7,000	6,915	7,175
Sorenson Communications, Inc.	(g)	Telecommunication Services	13.0%		10/31/21	15,122	14,126	15,122
Talos Production LLC	(g)	Energy	9.8%		2/15/18	1,500	1,373	1,238
ThermaSys Corp.	(f)(g)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	133,891	133,891	135,230
VPG Group Holdings LLC	(f)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		7/15/19	5,168	5,168	5,265
Warren Resources, Inc.	(g)	Energy	9.0%		8/1/22	1,000	714	593

Total Subordinated Debt							450,241	455,282
Unfunded Debt Commitments							(150)	(150)

Net Subordinated Debt							450,091	455,132

Collateralized Securities—4.6%
ACASC 2013-2A B Class B	(g)(h)(j)	Diversified Financials	8.8%		10/15/23	30,500	24,596	22,452
Dryden CDO 23A Class Subord.	(h)(j)	Diversified Financials	21.1%		7/17/23	10,000	5,456	7,429
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(g)(j)	Diversified Financials	14.3%		12/20/21	16,740	16,663	16,991
NewStar Clarendon 2014-1A Class D	(h)(j)	Diversified Financials	L+435		1/25/27	1,560	1,461	1,458
NewStar Clarendon 2014-1A Class Subord. B	(h)(j)	Diversified Financials	12.5%		1/25/27	17,900	17,713	17,632
Rampart CLO 2007 1A Class Subord.	(h)(j)	Diversified Financials	26.8%		10/25/21	10,000	2,775	5,094
Stone Tower CLO VI Class Subord.	(g)(j)	Diversified Financials	35.5%		4/17/21	5,000	2,035	3,612
Wind River CLO Ltd. 2012 1A Class Subord. B	(h)(j)	Diversified Financials	12.1%		1/15/24	42,504	32,800	35,955

Total Collateralized Securities							103,499	110,623

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—14.3%(k)
Altus Power America Holdings, LLC, Preferred Equity	(h)(l)	Energy	299,758	$300	$480
Amaya Gaming Group Inc., Warrants	(h)(j)(l)	Consumer Services	2,000,000	16,832	33,340
American Energy Appalachia Holdings, LLC, Common Equity	(h)(l)(m)	Energy	10,192,939	9,700	10,193
AP Exhaust Holdings, LLC, Common Equity	(h)(l)(n)	Automobiles & Components	811	811	600
Aquilex Corp., Common Equity, Class A Shares	(f)	Energy	15,128	1,088	4,295
Aquilex Corp., Common Equity, Class B Shares	(f)(g)	Energy	32,637	1,690	9,266
Burleigh Point, Ltd., Warrants	(h)(j)(l)	Retailing	17,256,081	1,898	3,451
CoSentry.Net, LLC, Preferred Equity	(g)(l)	Software & Services	2,632	2,500	5,461
Eastman Kodak Co., Common Equity	(f)(h)(l)	Consumer Durables & Apparel	61,859	1,202	1,175
ERC Ireland Holdings Ltd., Common Equity	(g)(h)(j)(l)	Telecommunication Services	53,356	7,542	9,028
Flanders Corp., Common Equity	(g)(i)(l)	Capital Goods	6,829,973	7,183	6,830
FourPoint Energy, LLC, Common Equity, Class C Units	(h)(l)(n)	Energy	21,000	21,000	26,250
FourPoint Energy, LLC, Common Equity, Class D Units	(h)(l)(n)	Energy	3,937	2,601	4,980
Fronton Investor Holdings, LLC, Class B Units	(h)(l)(n)(t)	Consumer Services	14,943	17,931	16,138
Global Jet Capital Holdings, LP, Preferred Equity	(h)(l)	Commercial & Professional Services	171,832	172	172
HBC Solutions, Inc., Common Equity, Class A Units	(h)(l)	Media	28,285	3,027	4,107
Industrial Group Intermediate Holdings, LLC, Common Equity	(h)(l)(n)	Materials	347,107	347	538
JW Aluminum Co., Common Equity	(g)(l)	Materials	37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(g)(l)	Capital Goods	4,401	464	102
Leading Edge Aviation Services, Inc., Preferred Equity	(g)(l)	Capital Goods	1,303	1,303	1,303
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)	Capital Goods	490,213	490	417
Micronics, Inc., Common Equity	(h)(l)	Capital Goods	53,073	553	1,008
Micronics, Inc., Preferred Equity	(h)(l)	Capital Goods	55	553	657
Milagro Holdings, LLC, Common Equity	(g)(l)	Energy	12,057	50	—
Milagro Holdings, LLC, Preferred Equity	(h)(l)	Energy	283,947	11,180	—
MModal LLC, Common Equity	(h)(l)	Health Care Equipment & Services	56,529	933	763
New Star Metals Inc., Common Equity	(h)	Capital Goods	741,082	750	963
NewStar Financial, Inc., Warrants	(h)(j)(l)(r)	Diversified Financials	3,000,000	15,058	16,800
Plains Offshore Operations Inc., Preferred Equity	(f)(g)	Energy	52,666	62,677	77,335
Plains Offshore Operations Inc., Warrants	(f)(g)(l)	Energy	1,067,481	1,722	5,337
PSAV Holdings LLC, Common Equity	(g)(l)	Technology Hardware & Equipment	10,000	10,000	17,500
Safariland, LLC, Common Equity	(g)(l)	Capital Goods	25,000	2,500	8,748
Safariland, LLC, Preferred Equity	(g)	Capital Goods	2,042	22,654	22,806

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Safariland, LLC, Warrants	(g)(l)	Capital Goods	4,536	$473	$1,587
Sequel Industrial Products Holdings, LLC, Common Equity	(g)(h)(l)	Energy	33,306	3,400	9,069
Sequel Industrial Products Holdings, LLC, Preferred Equity	(g)(h)	Energy	8,000	10,325	10,334
Sequel Industrial Products Holdings, LLC, Warrants	(g)(l)(q)	Energy	1,293	1	196
Sequel Industrial Products Holdings, LLC, Warrants	(h)(l)(q)	Energy	19,388	12	3,341
Sorenson Communications, Inc., Common Equity	(g)(l)	Telecommunication Services	46,163	—	22,925
ThermaSys Corp., Common Equity	(g)(l)	Capital Goods	51,813	1	52
ThermaSys Corp., Preferred Equity	(g)	Capital Goods	51,813	5,181	5,181
VPG Group Holdings LLC, Class A-2 Units	(g)(l)	Materials	3,637,500	3,638	3,638

Total Equity/Other				252,967	346,366

Unfunded Contingent Warrant Commitment	(s)				(5,600)

Net Equity/Other					340,766

TOTAL INVESTMENTS—174.4%				$4,148,399	4,161,683

LIABILITIES IN EXCESS OF OTHER ASSETS—(74.4%)					(1,775,971)

NET ASSETS—100%					$2,385,712

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2015, the three-month London Interbank Offered Rate, or LIBOR, was 0.27%, the Euro Interbank Offered Rate, or EURIBOR, was 0.02% and the U.S. Prime Lending Rate, or Prime, was 3.25%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(f)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(g)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(h)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(i)	Position or portion thereof unsettled as of March 31, 2015.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2015

(in thousands, except share amounts)

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2015, 78.6% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security is an unfunded loan commitment.

(p)	Asset is on non-accrual status.

(q)	Warrants expire on September 28, 2022 and May 10, 2022 and the strike prices are $121.00 and $100.00 per share, respectively.

(r)	Includes 1,000,000 NewStar Financial, Inc., or NewStar, warrants, which is the maximum number of warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $25,000, upon the request of NewStar.

(s)	Represents the maximum number of NewStar warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $25,000, upon the request of NewStar.

(t)	Under the 1940 Act, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns 25% or more of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of March 31, 2015, the Company held one investment in a portfolio company of which it is deemed to be an “affiliated person” but would not be deemed to “control”. The following table presents certain financial information with respect to such portfolio company for the three months ended March 31, 2015:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity/Other
Fronton Investor Holdings, LLC, Class B Units	—	—	—	—	—	$1,345

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—93.2%
A.P. Plasman Inc.	(f)(g)(h)(i)(k)	Capital Goods	L+775	1.0%	12/29/19	$137,875	$137,875	$137,875
A.P. Plasman Inc.	(i)(k)(p)	Capital Goods	L+775	1.0%	12/29/19	36,919	36,919	36,919
AccentCare, Inc.	(i)	Health Care Equipment & Services	L+500	1.5%	12/22/16	1,954	1,855	1,712
Allen Systems Group, Inc.	(f)(i)	Software & Services	L+1,425	1.0%	12/14/17	1,539	1,718	1,897
Allen Systems Group, Inc.	(f)(i)	Software & Services	L+1,625	1.0%	12/14/17	36,832	41,114	45,410
Altus Power America, Inc.	(i)	Energy	L+750	1.5%	10/10/21	762	762	762
Altus Power America, Inc.	(i)(p)	Energy	L+750	1.5%	10/10/21	2,363	2,363	2,363
American Racing and Entertainment, LLC	(f)	Consumer Services	L+700		7/1/15	12,500	12,500	12,484
American Racing and Entertainment, LLC	(f)	Consumer Services	9.0%		7/1/15	7,750	7,750	7,769
American Racing and Entertainment, LLC	(f)	Consumer Services	L+800	1.0%	7/1/18	5,495	5,495	5,516
American Racing and Entertainment, LLC	(f)(p)	Consumer Services	L+800	1.0%	7/1/18	1,005	1,005	1,009
AP Exhaust Acquisition, LLC	(h)	Automobiles & Components	L+775	1.5%	1/16/21	14,595	14,595	14,157
Aspect Software, Inc.	(i)	Software & Services	L+550	1.8%	5/7/16	1,172	1,158	1,149
Azure Midstream Energy LLC	(i)	Energy	L+550	1.0%	11/15/18	327	323	294
BenefitMall Holdings, Inc.	(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	15,000	15,000	15,000
BenefitMall Holdings, Inc.	(i)(p)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,455
Boomerang Tube, LLC	(i)	Energy	L+950	1.5%	10/11/17	17,864	17,521	15,497
Cadillac Jack, Inc.	(f)(h)(i)(k)	Consumer Services	L+850	1.0%	5/15/19	74,450	73,320	76,590
Caesars Entertainment Operating Co., Inc.	(e)(f)(k)	Consumer Services	L+575		3/1/17	12,621	11,822	11,073
Caesars Entertainment Operating Co., Inc.	(f)(k)	Consumer Services	L+675		3/1/17	2,363	2,266	2,077
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(i)(k)	Consumer Services	L+875	1.0%	1/28/18	84,594	84,032	73,738
Caesars Entertainment Resort Properties, LLC	(e)(f)(i)	Consumer Services	L+600	1.0%	10/11/20	72,178	68,410	67,727
Corel Corp.	(f)(g)(h)(i)(k)	Software & Services	L+825		6/7/19	151,063	151,063	151,063
Corel Corp.	(i)(k)(p)	Software & Services	Prime+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(f)(i)	Consumer Services	L+975	1.3%	11/2/19	44,723	44,878	44,500
CoSentry.Net, LLC	(f)(h)(i)	Software & Services	L+800	1.3%	12/31/19	57,945	57,945	58,235
Crestwood Holdings LLC	(i)	Energy	L+600	1.0%	6/19/19	5,452	5,432	5,176
Dent Wizard International Corp.	(f)(h)(i)	Commercial & Professional Services	L+800		4/25/19	123,165	122,252	125,320
Dent Wizard International Corp.	(i)(p)	Commercial & Professional Services	Prime+325		4/25/19	5,000	5,000	5,000
Eastman Kodak Co.	(i)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,745	10,572	10,777
Flanders Corp.	(f)(h)	Capital Goods	L+950	1.5%	5/14/18	35,993	35,444	36,218
Fronton Holdings, LLC	(f)	Consumer Services	15.0%		4/30/19	3,736	3,703	3,736
HBC Solutions, Inc.	(f)(g)(i)	Media	L+875	1.5%	2/4/18	84,990	84,990	84,990

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Industrial Group Intermediate Holdings, LLC	(h)	Materials	L+800	1.3%	5/31/20	$13,894	$13,894	$13,894
Industry City TI Lessor, L.P.	(i)	Consumer Services	5.0%, 5.3% PIK (5.3% Max PIK)		6/30/26	24,885	24,885	24,512
Infiltrator Systems, Inc.	(f)(g)(h)(i)	Capital Goods	L+841	1.3%	6/27/18	226,000	225,860	224,870
Intralinks, Inc.	(f)(i)(k)	Software & Services	L+525	2.0%	2/24/19	9,900	9,817	9,776
Lantiq Deutschland GmbH	(f)(i)(k)	Software & Services	L+900	2.0%	11/16/15	7,968	7,781	7,928
Larchmont Resources, LLC	(h)	Energy	L+725	1.0%	8/7/19	5,988	5,940	5,824
Leading Edge Aviation Services, Inc.	(f)(g)(h)(i)	Capital Goods	L+875	1.5%	6/30/19	33,799	33,485	33,292
LEAS Acquisition Co Ltd.	(i)(k)	Capital Goods	L+875	1.5%	6/30/19	€29,250	40,045	34,864
LEAS Acquisition Co Ltd.	(g)(k)	Capital Goods	L+875	1.5%	6/30/19	$10,628	10,628	10,468
Maritime Telecommunications Network, Inc.	(f)	Telecommunication Services	L+600	1.5%	3/4/16	3,242	3,230	3,161
MB Precision Holdings LLC	(h)	Capital Goods	L+725	1.3%	1/23/20	13,365	13,365	13,231
Micronics, Inc.	(f)(h)(i)	Capital Goods	L+800	1.3%	3/28/19	43,228	42,893	43,228
MMM Holdings, Inc.	(h)(i)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,956	8,841	8,687
MModal Inc.	(i)	Health Care Equipment & Services	L+775	1.3%	1/31/20	4,322	4,302	4,241
Mood Media Corp.	(i)(k)	Media	L+600	1.0%	5/1/19	698	692	685
MSO of Puerto Rico, Inc.	(h)(i)	Health Care Equipment & Services	L+825	1.5%	12/12/17	6,511	6,427	6,316
New Star Metals Inc.	(f)(h)(i)	Capital Goods	L+800	1.3%	3/20/20	36,575	36,575	36,575
Nova Wildcat Amerock, LLC	(h)(i)	Consumer Durables & Apparel	L+798	1.3%	9/10/19	20,000	20,000	19,600
Panda Sherman Power, LLC	(f)	Energy	L+750	1.5%	9/14/18	496	500	493
Panda Temple Power, LLC (TLA)	(f)	Energy	L+700	1.5%	7/17/18	2,583	2,582	2,619
PHRC License, LLC	(g)(h)(i)	Consumer Services	L+900	1.5%	8/14/20	45,000	45,000	44,550
Polymer Additives, Inc.	(i)	Materials	L+838	1.0%	12/20/21	10,511	10,510	10,511
Production Resource Group, LLC	(h)(i)	Media	L+750	1.0%	7/23/19	32,500	32,500	32,663
PRV Aerospace, LLC	(i)	Capital Goods	L+525	1.3%	5/9/18	80	80	79
Reddy Ice Holdings, Inc.	(i)	Food & Staples Retailing	L+550	1.3%	5/1/19	1,170	1,160	1,032
Safariland, LLC	(f)(h)(i)	Capital Goods	L+800	1.3%	9/20/19	150,400	150,400	152,656
Shell Topco L.P.	(h)(i)	Materials	L+750	1.5%	9/28/18	30,000	29,698	30,525
Smile Brands Group Inc.	(i)	Health Care Equipment & Services	L+625	1.3%	8/16/19	20,243	19,878	19,383
Sorenson Communications, Inc.	(e)(f)(h)(i)	Telecommunication Services	L+575	2.3%	4/30/20	93,500	93,081	94,435
Southcross Holdings Borrower LP	(i)	Energy	L+500	1.0%	8/4/21	316	314	283
Sports Authority, Inc.	(h)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	6,318	6,321	5,607
Stallion Oilfield Holdings, Inc.	(h)	Energy	L+675	1.3%	6/19/18	4,810	4,775	4,119
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+500	1.0%	3/29/19	4,975	4,623	4,455

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sunnova Asset Portfolio 5 Holdings, LLC.	(i)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	$1,803	$1,803	$1,803
Sunnova Asset Portfolio 5 Holdings, LLC.	(i)(p)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	3,200	3,200	3,200
Swiss Watch International, Inc.	(f)(h)(i)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	47,000	46,359	45,355
U.S. Xpress Enterprises, Inc.	(f)(g)	Transportation	L+850, 1.5% PIK (1.5% Max PIK)	1.5%	5/30/19	74,813	74,813	74,813
Virtual Radiologic Corp.	(i)	Health Care Equipment & Services	L+550	1.8%	12/22/16	3,484	3,452	2,645
VPG Group Holdings LLC	(f)(h)(i)	Materials	L+900	1.0%	10/4/16	79,195	78,764	79,393
Waste Pro USA, Inc.	(f)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20	86,889	86,889	86,889
Waste Pro USA, Inc.	(i)(p)	Commercial & Professional Services	L+750	1.0%	10/15/20	9,444	9,444	9,444

Total Senior Secured Loans—First Lien							2,289,343	2,279,592
Unfunded Loan Commitments							(73,386)	(73,386)

Net Senior Secured Loans—First Lien							2,215,957	2,206,206

Senior Secured Loans—Second Lien—29.9%
Advance Pierre Foods, Inc.	(e)(f)(g)	Food & Staples Retailing	L+825	1.3%	10/10/17	17,556	17,379	17,292
Affordable Care, Inc.	(f)(g)(i)	Health Care Equipment & Services	L+925	1.3%	12/26/19	44,314	43,893	43,871
Alison US LLC	(i)(k)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,273	4,161
American Energy—Utica, LLC	(f)	Energy	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	79,987	79,987	78,387
American Energy—Utica, LLC	(g)	Energy	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	54,324	54,324	53,238
American Racing and Entertainment, LLC	(g)	Consumer Services	12.0%		7/1/18	16,800	16,380	16,800
BPA Laboratories, Inc.	(i)	Pharmaceuticals, Biotechnology & Life Sciences	2.5%		7/3/17	593	475	526
Brasa (Holdings) Inc.	(f)	Consumer Services	L+950	1.5%	1/20/20	6,211	6,031	6,149
Brock Holdings III, Inc.	(i)	Energy	L+825	1.8%	3/16/18	6,923	6,855	5,573
Byrider Finance, LLC	(g)(i)	Automobiles & Components	L+1000	1.3%	8/22/20	10,000	10,000	10,000
Compuware Corp.	(e)(i)(j)	Software & Services	L+825	1.0%	12/9/22	10,000	8,700	9,250
Consolidated Precision Products Corp.	(f)	Capital Goods	L+775	1.0%	4/30/21	10,925	10,877	10,434
DEI Sales, Inc.	(f)(g)	Commercial & Professional Services	L+900	1.5%	1/15/18	57,500	56,978	55,991
Eastman Kodak Co.	(f)(g)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	48,918	50,000
Nielsen & Bainbridge, LLC	(i)	Consumer Services	L+925	1.0%	8/15/21	15,000	14,786	14,775

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
OSP Group, Inc.	(f)(g)(i)	Consumer Durables & Apparel	L+800	1.3%	7/31/20	$145,000	$145,000	$144,275
Paw Luxco II Sarl	(g)(k)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,200	17,203
Pelican Products, Inc.	(i)	Capital Goods	L+825	1.0%	4/9/21	$4,222	4,194	4,169
PSAV Acquisition Corp.	(f)(i)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	80,000	78,898	80,500
Sensus USA Inc.	(i)	Capital Goods	L+725	1.3%	5/9/18	3,000	3,027	2,873
Sequential Brands Group, Inc.	(f)	Consumer Durables & Apparel	L+800	1.0%	8/15/20	25,000	25,000	25,000
Stadium Management Corp.	(f)	Consumer Services	L+825	1.0%	2/15/22	57,500	57,500	57,788

Total Senior Secured Loans—Second Lien							713,675	708,255

Senior Secured Bonds—15.2%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	77,139	52,203
Allen Systems Group, Inc.	(f)(g)(i)(m)(q)	Software & Services	10.5%		11/15/16	38,448	31,201	13,457
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	6,000	5,991	5,700
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	10.5%		3/1/21	39,250	36,194	33,853
Caesars Entertainment Resort Properties, LLC	(e)(f)(g)	Consumer Services	11.0%		10/1/21	60,138	59,854	55,026
FourPoint Energy, LLC	(f)(g)	Energy	8.0%		12/31/20	70,875	67,690	62,370
FourPoint Energy, LLC	(f)(g)(p)	Energy	8.0%		12/31/20	27,563	27,563	24,255
Global A&T Electronics Ltd.	(i)(k)	Technology Hardware & Equipment	10.0%		2/1/19	9,000	9,000	8,118
JW Aluminum Co.	(f)(g)(i)	Materials	11.5%, 1.0% PIK (1.0% Max PIK)		11/15/17	66,297	65,818	66,297
Logan’s Roadhouse Inc.	(e)(g)	Consumer Services	10.8%		10/15/17	56,294	46,855	41,728
Sorenson Communications, Inc.	(g)	Telecommunication Services	9.0%		10/31/20	19,898	19,158	18,903
Speedy Cash Intermediate Holdings Corp.	(f)	Diversified Financials	10.8%		5/15/18	5,000	5,061	4,928

Total Senior Secured Bonds							451,524	386,838
Unfunded Bond Commitments							(27,563)	(27,563)

Net Senior Secured Bonds							423,961	359,275

Subordinated Debt—19.6%
Alta Mesa Holdings, L.P.	(e)	Energy	9.6%		10/15/18	11,165	11,084	9,468
Aurora Diagnostics, LLC	(f)(g)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	18,065	18,099	15,717
Brooklyn Basketball Holdings, LLC	(g)(i)	Consumer Services	L+800		10/15/19	19,873	19,873	19,674
Cadillac Jack, Inc.	(g)(k)	Consumer Services	6.0%, 7.0% PIK (7.0% Max PIK)		5/15/20	52,268	36,561	54,947
Comstock Resources, Inc.	(f)(k)	Energy	9.5%		6/15/20	7,500	7,232	5,063

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Flanders Corp.	(f)(g)	Capital Goods	13.8% PIK (13.8% Max PIK)		5/14/18	$22,344	$22,217	$19,495
Flanders Corp.	(g)(i)	Capital Goods	17.5% PIK (17.5% Max PIK)		5/14/18	21,595	20,227	21,325
Global Jet Capital, Inc.	(i)	Commercial & Professional Services	8.0% PIK (8.0% Max PIK)		1/30/15	313	313	313
HBC Solutions, Inc.	(i)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	303	303	303
HBC Solutions, Inc.	(i)(p)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	150	150	150
Jupiter Resources, Inc.	(e)(g)(k)	Energy	8.5%		10/1/22	6,425	5,306	4,819
Kinetic Concepts, Inc.	(e)(f)	Health Care Equipment & Services	12.5%		11/1/19	15,000	14,256	16,500
KODA Distribution Group, Inc.	(f)	Materials	11.3%		9/30/19	35,000	34,440	35,000
Lightstream Resources, Ltd.	(g)(k)	Energy	8.6%		2/1/20	1,650	1,290	1,163
Mood Media Corp.	(e)(f)(g)(k)	Media	9.3%		10/15/20	43,135	42,124	35,263
NewStar Financial, Inc.	(f)(i)(k)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	50,000	34,997	37,500
P.F. Chang’s China Bistro, Inc.	(e)	Consumer Services	10.3%		6/30/20	1,390	1,384	1,397
RKI Exploration & Production, LLC	(e)(g)	Energy	8.5%		8/1/21	12,550	12,362	10,229
Samson Investment Co.	(e)(f)(g)(i)	Energy	9.8%		2/15/20	14,200	13,397	5,964
Sandridge Energy, Inc.	(e)(i)(k)	Energy	8.8%		1/5/20	7,500	6,321	5,119
Sequel Industrial Products Holdings, LLC	(g)	Energy	12.0%, 2.5% PIK (2.5% Max PIK)		5/10/18	7,000	6,909	7,245
Sidewinder Drilling Inc.	(f)	Energy	9.8%		11/15/19	4,328	4,328	2,532
Sorenson Communications, Inc.	(g)	Telecommunication Services	13.0%		10/31/21	15,122	14,112	15,425
Talos Production, LLC	(g)	Energy	9.8%		2/15/18	1,500	1,364	1,358
ThermaSys Corp.	(f)(g)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	133,295	133,295	132,628
VPG Group Holdings LLC	(f)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		7/15/19	5,142	5,142	5,232
Warren Resources, Inc.	(g)	Energy	9.0%		8/1/22	1,000	709	625

Total Subordinated Debt							467,795	464,454
Unfunded Debt Commitments							(150)	(150)

Net Subordinated Debt							467,645	464,304

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Collateralized Securities—5.2%
ACASC 2013-2A B	(g)(i)(k)	Diversified Financials	8.1%		10/15/23	$30,500	$25,488	$25,338
Dryden CDO 23A Class Subord.	(i)(k)	Diversified Financials	19.1%		7/17/23	10,000	5,810	7,967
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(g)(k)	Diversified Financials	14.3%		12/20/21	16,740	16,594	17,284
Lightpoint CLO 2006 V Class D	(g)(k)	Diversified Financials	L+365		8/5/19	6,500	4,087	6,361
NewStar Clarendon 2014-1A Class D	(i)(j)(k)	Diversified Financials	L+435		1/25/27	1,560	1,461	1,461
NewStar Clarendon 2014-1A Sub B	(i)(j)(k)	Diversified Financials	12.5%		1/25/27	17,900	17,713	17,713
Rampart CLO 2007 1A Class Subord.	(i)(k)	Diversified Financials	24.2%		10/25/21	10,000	2,943	4,997
Stone Tower CLO VI Class Subord.	(g)(k)	Diversified Financials	32.6%		4/17/21	5,000	2,225	3,936
Wind River CLO Ltd. 2012 1A Class Sub B	(i)(k)	Diversified Financials	18.8%		1/15/24	42,504	34,041	38,863

Total Collateralized Securities							110,362	123,920

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—13.6%(l)
Altus Power America, Inc., Preferred Equity	(i)(m)	Energy	253,925	$254	$254
Amaya Gaming Group Inc., Warrants	(i)(k)(m)	Consumer Services	2,000,000	16,832	35,180
American Energy Appalachia Holdings, LLC	(i)(m)(n)	Energy	9,700,000	9,700	9,700
AP Exhaust Holdings, LLC, Common Equity	(i)(m)(o)	Automobiles & Components	811	811	580
Aquilex Corp., Common Equity, Class A Shares	(f)	Energy	15,128	1,088	4,295
Aquilex Corp., Common Equity, Class B Shares	(f)(g)	Energy	32,637	1,690	9,266
BPA Laboratories, Inc., Series A Warrants	(i)(m)	Pharmaceuticals, Biotechnology & Life Sciences	1,979	—	—
BPA Laboratories, Inc., Series B Warrants	(i)(m)	Pharmaceuticals, Biotechnology & Life Sciences	3,173	—	—
Burleigh Point, Ltd., Warrants	(i)(k)(m)	Retailing	17,256,081	1,898	5,004
CoSentry.Net, LLC, Preferred Equity	(g)(m)	Software & Services	2,632	2,500	4,185
Eastman Kodak Co., Common Equity	(f)(i)(m)	Consumer Durables & Apparel	61,859	1,202	1,343
ERC Ireland Holdings Ltd., Common Equity	(g)(i)(j)(k)(m)	Telecommunication Services	37,547	5,219	5,950
ERC Ireland Holdings Ltd., Warrants	(i)(k)(m)	Telecommunication Services	15,809	2,288	2,505
Flanders Corp., Common Equity	(g)(m)	Capital Goods	6,177,490	6,531	1,853
FourPoint Energy, LLC, Class C Units	(i)(m)(o)	Energy	21,000	21,000	26,775
FourPoint Energy, LLC, Class D Units	(i)(m)(o)	Energy	3,937	2,601	5,059
Fronton Investor Holdings, LLC, Class B Units	(i)(m)(o)(s)	Consumer Services	14,943	17,931	14,793
HBC Solutions, Inc., Common Equity, Class A Units	(i)(m)	Media	26,774	3,027	3,539
Industrial Group Intermediate Holdings, LLC, Common Equity	(i)(m)(o)	Materials	347,107	347	486
JW Aluminum Co., Common Equity	(g)(m)	Materials	37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(g)(m)	Capital Goods	4,401	464	92
Leading Edge Aviation Services, Inc., Preferred Equity	(g)(m)	Capital Goods	1,303	1,303	1,303
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(m)	Capital Goods	490,213	490	490
Micronics, Inc., Common Equity	(i)(m)	Capital Goods	53,073	553	918
Micronics, Inc., Preferred Equity	(i)(m)	Capital Goods	55	553	553
Milagro Holdings, LLC, Common Equity	(g)(m)	Energy	12,057	50	—
Milagro Holdings, LLC, Preferred Equity	(i)(m)	Energy	283,947	11,180	525
MModal Inc., Common Equity	(i)(m)	Health Care Equipment & Services	56,529	933	850
New Star Metals Inc., Common Equity	(i)	Capital Goods	741,082	750	963
NewStar Financial, Inc., Warrants	(i)(k)(m)	Diversified Financials	2,375,000	15,058	15,675
Plains Offshore Operations Inc., Preferred Equity	(f)(g)	Energy	50,000	61,722	66,778
Plains Offshore Operations Inc., Warrants	(f)(g)(m)	Energy	1,067,481	1,722	2,028

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
PSAV Holdings LLC, Common Equity	(g)(m)	Technology Hardware & Equipment	10,000	$10,000	$15,000
Safariland, LLC, Common Equity	(g)(m)	Capital Goods	25,000	2,500	10,220
Safariland, LLC, Preferred Equity	(g)	Capital Goods	2,042	22,284	22,578
Safariland, LLC, Warrants	(g)(m)	Capital Goods	4,536	473	1,854
Sequel Industrial Products Holdings, LLC, Common Equity	(g)(i)(m)	Energy	33,306	3,400	9,272
Sequel Industrial Products Holdings, LLC, Preferred Equity	(g)(i)	Energy	8,000	10,085	10,094
Sequel Industrial Products Holdings, LLC, Warrants	(i)(m)(r)	Energy	1,293	1	204
Sequel Industrial Products Holdings, LLC, Warrants	(g)(m)(r)	Energy	19,388	12	3,459
Sorenson Communications, Inc., Common Equity	(g)(m)	Telecommunication Services	46,163	—	21,572
ThermaSys Corp., Common Equity	(g)(m)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(g)	Capital Goods	51,813	5,181	5,129
VPG Group Holdings LLC, Class A-2 Units	(g)(m)	Materials	3,637,500	3,638	3,638

Total Equity/Other				250,497	323,962

Unfunded Contingent Warrant Commitment					(2,475)

Net Equity/Other					321,487

TOTAL INVESTMENTS—176.7%				$4,182,097	4,183,447

LIABILITIES IN EXCESS OF OTHER ASSETS—(76.7%)					(1,816,461)

NET ASSETS—100%					$2,366,986

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2014, the three-month LIBOR was 0.26%, EURIBOR was 0.08% and Prime was 3.25%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(f)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

(g)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(h)	Security or portion thereof held within Walnut Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 8). As of January 16, 2015, all such securities held within Walnut Street Funding LLC were sold or transferred to FS Investment Corporation.

(i)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(j)	Position or portion thereof unsettled as of December 31, 2014.

(k)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2014, 78.7% of the Company’s total assets represented qualifying assets.

(l)	Listed investments may be treated as debt for GAAP or tax purposes.

(m)	Security is non-income producing.

(n)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security is an unfunded loan commitment.

(q)	Security was on non-accrual status as of December 31, 2014.

(r)	Warrants expire on September 28, 2022 and May 10, 2022 and the strike prices are $121.00 and $100.00 per share, respectively.

(s)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns 25% or more of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. During the year ended December 31, 2014, the Company made an investment in and, in connection with such investment is deemed to be an “affiliated person” of (but would not be deemed to “control”), the following portfolio company:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity/Other
Fronton Investor Holdings, LLC, Class B Units	$17,931	—	—	—	—	$(3,138)

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2015, the Company had four wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds equity interests in non-controlled portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of March 31, 2015. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase minority interests in the form of common or preferred equity or the equity-related securities in the Company’s target companies, generally in conjunction with one of the Company’s debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2014 included in the Company’s annual report on Form 10-K for the year ended December 31, 2014. Operating results for the three months ended March 31, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015. The December 31, 2014 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2014. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Capital Gains Incentive Fee: At the Company’s 2013 annual meeting of stockholders, the Company received stockholder approval to amend and restate the investment advisory and administrative services agreement, dated February 12, 2008 (as amended on August 5, 2008), or the 2008 investment advisory and administrative services agreement, by and between the Company and FB Income Advisor, LLC, or FB Advisor, effective upon a listing of the Company’s shares of common stock on a national securities exchange. The Company’s shares of common stock were listed and commenced trading on the New York Stock Exchange, or the NYSE, on April 16, 2014. On April 16, 2014, the Company entered into an amended and restated investment advisory agreement, or the April 2014 investment advisory agreement, with FB Advisor. Also on April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the administration agreement, which governs the administrative services provided to the Company by FB Advisor that had previously been addressed in the 2008 investment advisory and administrative services agreement.

At a special meeting of stockholders of the Company that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement. On July 17, 2014, the Company entered into an amended and restated investment advisory agreement, or the July 2014 investment advisory agreement, with FB Advisor.

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While none of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement or the July 2014 investment advisory agreement include or contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the 2008 investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

Reclassifications: Certain amounts in the unaudited consolidated financial statements for the three months ended March 31, 2014 and the audited consolidated financial statements for the year ended December 31, 2014 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements for the three months ended March 31, 2015. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2015 and 2014:

	Three Months Ended March 31,
	2015		2014
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	204,783	$2,006	2,854,659	$29,257
Share Repurchase Program	—	—	(872,865)	(8,903)

Net Proceeds from Share Transactions	204,783	$2,006	1,981,794	$20,354

In connection with the listing of its shares of common stock on the NYSE, the Company terminated its previous distribution reinvestment plan, or the old DRP. The final distribution reinvestment under the old DRP was made in connection with the regular monthly cash distribution paid on March 31, 2014 to stockholders of record as of the close of business on March 28, 2014. On May 23, 2014, the Company adopted a new distribution reinvestment plan, or the new DRP, which became effective on June 2, 2014. The new DRP was first implemented in connection with the regular monthly cash distribution paid on July 2, 2014 to stockholders of record as of the close of business on June 24, 2014. During the three months ended March 31, 2015 and 2014, the Company issued 204,783 and 2,854,659 shares of common stock pursuant to its distribution reinvestment plan in effect on the applicable date of issuance for gross proceeds of $2,006 and $29,257 at an average price per share of $9.79 and $10.25, respectively. During the period from April 1, 2015 to May 8, 2015, the Company issued 601,284 shares of common stock pursuant to the new DRP for gross proceeds of $5,965 at an average price per share of $9.92. For additional information regarding the terms of the new DRP, see Note 5.

Listing and Fractional Shares

The Company’s shares of common stock were listed and commenced trading on the NYSE on April 16, 2014. The Company eliminated any outstanding fractional shares of its common stock in connection with the listing, as permitted by the Maryland General Corporation Law. The Company eliminated all outstanding fractional shares by rounding up the number of fractional shares held by each of the Company’s stockholders to the nearest whole number of shares as of April 4, 2014. As a result of the fractional share round up, the number of then outstanding shares was increased by 30,533 shares.

Share Repurchase Program

Historically, the Company conducted quarterly tender offers pursuant to its former share repurchase program to provide limited liquidity to its stockholders. In anticipation of the listing of the Company’s shares of common stock on the NYSE, the Company’s board of directors terminated its share repurchase program effective March 21, 2014. The listing has provided liquidity to the Company’s stockholders, and therefore the Company does not expect to implement a new share repurchase program in the future.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table sets forth the number of shares of common stock repurchased by the Company under its share repurchase program during the three months ended March 31, 2014:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2014
December 31, 2013	January 2, 2014	872,865	100%	$10.20	$8,903

Listing Tender Offer

On April 16, 2014, the Company commenced a modified “Dutch auction” tender offer, or the listing tender offer, to purchase for cash up to $250,000 in value of the Company’s shares of common stock from stockholders. In accordance with the terms of the listing tender offer, the Company selected the lowest price, not greater than $11.00 per share or less than $10.35 per share, net to the tendering stockholder in cash, less any applicable withholding taxes and without interest, that enabled the Company to purchase the maximum number of shares of common stock properly tendered in the listing tender offer and not properly withdrawn having an aggregate purchase price of up to $250,000.

The listing tender offer expired on May 28, 2014. Due to the oversubscription of the listing tender offer, on June 4, 2014, the Company accepted for purchase on a pro rata basis 23,255,813 shares of common stock, or approximately 96.6% of the shares tendered at a purchase price of $10.75 per share, for an aggregate cost of approximately $250,000, excluding fees and expenses relating to the listing tender offer. The 23,255,813 shares of common stock accepted for purchase in the listing tender offer represented approximately 8.9% of the Company’s issued and outstanding shares of common stock as of June 4, 2014. The Company used available cash and borrowings under its senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility, to fund the purchase of shares of common stock in the listing tender offer and to pay for all related fees and expenses.

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the 2008 investment advisory and administrative services agreement on January 2, 2009, upon commencement of the Company’s investment operations. Base management fees are paid on a quarterly basis in arrears. The annual base management fees under the 2008 investment advisory and administrative services agreement and the April 2014 investment advisory agreement were equal to 2.0% of the average value of the Company’s gross assets.

In anticipation of the listing of the Company’s shares of common stock on the NYSE, FB Advisor recommended that the April 2014 investment advisory agreement be further amended to (i) reduce the annualized

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on the Company’s net assets, from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate was approved, reduce the base management fee from 2.0% to 1.75% of the average value of the Company’s gross assets. At a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement to reflect the amendments approved by the Company’s stockholders. On July 17, 2014, the Company entered into the July 2014 investment advisory agreement. While stockholder approval of the proposal was pending, FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets.

The incentive fee, which had consisted of three parts under the 2008 investment advisory and administrative services agreement, consists of two parts under each of the April 2014 advisory agreement and July 2014 investment advisory agreement. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. Under the 2008 investment advisory and administrative services agreement, the subordinated incentive fee on income was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre- incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of the Company’s net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The methodology for calculating the capital gains incentive fee is identical under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement.

The third part of the incentive fee under the 2008 investment advisory and administrative services agreement was referred to as the subordinated liquidation incentive fee, which equaled 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. The April 2014 investment advisory agreement and the July 2014 investment advisory agreement do not include the subordinated liquidation incentive fee.

Pursuant to the 2008 investment advisory and administrative services agreement, the Company reimbursed FB Advisor for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimated it would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company’s board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compared the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the administration agreement, the Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P., or Franklin Square Holdings, providing administrative services to the Company on behalf of FB Advisor. The Company reimburses FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FB Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

The following table describes the fees and expenses accrued under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement, the July 2014 investment advisory agreement and the administration agreement, as applicable, during the three months ended March 31, 2015 and 2014:

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2015	2014
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Base Management Fee(1)	$19,038	$22,371
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Capital Gains Incentive Fee(2)	$3,748	$4,836
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$13,905	$15,178
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and Administration Agreement	Administrative Services Expenses(4)	$991	$1,200

(1)	FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets. The amount shown for the three months ended March 31, 2014 was calculated under the 2008 investment advisory and administrative services agreement at a rate equal to 2.0% of the average value of the Company’s gross assets. During the three months ended March 31, 2015 and 2014, $19,525 and $22,696, respectively, in base management fees were paid to FB Advisor. As of March 31, 2015, $19,073 in base management fees were payable to FB Advisor.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

(2)	During the three months ended March 31, 2015 and 2014, the Company accrued capital gains incentive fees of $3,748 and $4,836, respectively, based on the performance of its portfolio. As of March 31, 2015 and December 31, 2014, the Company had accrued $24,823 and $21,075, respectively, in capital gains incentive fees, all of which were based on unrealized gains, and none of which is payable unless and until those gains are actually realized. The Company paid FB Advisor no capital gains incentive fees during the three months ended March 31, 2015.

(3)	During the three months ended March 31, 2015 and 2014, $13,089 and $14,303, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of March 31, 2015, a subordinated incentive fee on income of $13,905 was payable to FB Advisor.

(4)	During the three months ended March 31, 2015 and 2014, $783 and $873, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $1,788 and $533, respectively, in administrative services expenses to FB Advisor during the three months ended March 31, 2015 and 2014.

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to certain other BDCs and a closed-end management investment company affiliated with Franklin Square Holdings. As a result, such personnel provide investment advisory services to the Company and each of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. While none of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC, is currently making private corporate debt investments for clients other than the Company, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for the Company, in part, by allowing it to participate in larger investments, together with the Company’s co-investment affiliates, than would be available to it if it had not obtained such relief. Because the Company did not seek exemptive relief to engage in co-investment transactions

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

with its investment sub-adviser, GSO / Blackstone Debt Funds Management LLC, or GDFM, and its affiliates, it will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

Beginning on February 26, 2009, Franklin Square Holdings agreed to reimburse the Company for expenses in an amount that was sufficient to ensure that, for tax purposes, the Company’s net investment income and net capital gains were equal to or greater than the cumulative distributions paid to its stockholders in each quarter. This arrangement was designed to ensure that no portion of the Company’s distributions would represent a return of capital for its stockholders. Under this arrangement, Franklin Square Holdings had no obligation to reimburse any portion of the Company’s expenses. Franklin Square Holdings is controlled by the Company’s chairman and chief executive officer, Michael C. Forman, and its vice-chairman, David J. Adelman.

Pursuant to an expense support and conditional reimbursement agreement, dated as of March 13, 2012, and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings had agreed to reimburse the Company for expenses in an amount that was sufficient to ensure that no portion of the Company’s distributions to stockholders were paid from proceeds of the sale of shares of its common stock or borrowings.

As a result of the listing of the Company’s shares of common stock on the NYSE, effective November 7, 2014, Franklin Square Holdings terminated the expense reimbursement agreement pursuant to its terms. Since entering into the expense reimbursement agreement, no reimbursements were made, and no reimbursements were expected to be made in the foreseeable future, by Franklin Square Holdings, pursuant to the expense reimbursement agreement.

Trademark License Agreement

On April 16, 2014, in connection with the listing of its common stock on the NYSE, the Company entered into a trademark license agreement, or the trademark license agreement, with Franklin Square Holdings. Pursuant to the trademark license agreement, Franklin Square Holdings granted the Company a non-exclusive, nontransferable, royalty-free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the licensed marks, as a component of the Company’s name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to the Company). Other than with respect to this limited license, the Company has no other rights to the licensed marks. The trademark license agreement may be terminated by Franklin Square Holdings or the Company on sixty days’ prior written notice and expires if FB Advisor or one of Franklin Square Holdings’ affiliates ceases to serve as investment adviser to the Company. Furthermore, Franklin Square Holdings may terminate the trademark license agreement at any time and in its sole discretion in the event that Franklin Square Holdings or the Company receives notice of any third-party claim arising out of the Company’s use of the licensed marks or if the Company attempts to assign or sublicense the trademark license agreement or any of the Company’s rights or duties under the trademark license agreement without the prior written consent of Franklin Square Holdings. FB Advisor is a third-party beneficiary of the trademark license agreement.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the three months ended March 31, 2015 and 2014:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2014
March 31, 2014	$0.2160	$56,237
Fiscal 2015
March 31, 2015	$0.2228	$53,706

On April 29, 2015, the Company’s board of directors declared a regular quarterly cash distribution of $0.22275 per share, which will be paid on or about July 2, 2015 to stockholders of record on June 24, 2015. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Historically, the Company had an “opt in” distribution reinvestment plan for its stockholders, which terminated upon the listing of the Company’s shares of common stock on the NYSE. The final distribution reinvestment under the old DRP was made in connection with the regular monthly cash distribution paid on March 31, 2014 to stockholders of record as of the close of business on March 28, 2014. Under the old DRP, if the Company made a cash distribution, its stockholders received distributions in cash unless they specifically “opted in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. On May 23, 2014, the Company adopted an “opt out” distribution reinvestment plan, which was effective June 2, 2014. The new DRP was first implemented in connection with the regular monthly cash distribution paid on July 2, 2014 to stockholders of record as of the close of business on June 24, 2014. Pursuant to the new DRP, the Company will reinvest all cash dividends or distributions declared by the Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the new DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the new DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the new DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the new DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the new DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

If a stockholder receives distributions in the form of common stock pursuant to the new DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the three months ended March 31, 2015 and 2014:

Three Months Ended March 31,
	2015		2014
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	53,706	100%	56,237	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$53,706	100%	$56,237	100%

(1)	During the three months ended March 31, 2015 and 2014, 91.8% and 90.9%, respectively, of the Company’s gross investment income was attributable to cash income earned, 3.6% and 7.0%, respectively, was attributable to non-cash accretion of discount and 4.6% and 2.1%, respectively, was attributable to paid-in-kind, or PIK, interest.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Company’s net investment income on a tax basis for the three months ended March 31, 2015 and 2014 was $56,501 and $51,851, respectively. As of March 31, 2015 and December 31, 2014, the Company had $159,756 and $152,743, respectively, of undistributed net investment income and realized gains on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company and the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2015 and 2014:

	Three Months Ended March 31,
	2015	2014
GAAP-basis net investment income	$51,649	$55,877
Reversal of incentive fee accrual on unrealized gains	3,748	(199)
Reclassification of unamortized original issue discount and prepayment fees	(933)	(3,964)
Other miscellaneous differences	2,037	137

Tax-basis net investment income	$56,501	$51,851

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2015 and December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2015 (Unaudited)	December 31, 2014
Distributable ordinary income (income and short-term capital gains)	$118,444	$114,667
Distributable realized gains (long-term capital gains)	41,312	38,076
Incentive fee accrual on unrealized gains	(24,823)	(21,075)
Unamortized organization costs	(375)	(386)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(1)	(8,415)	(23,085)

Total	$126,143	$108,197

(1)	As of March 31, 2015 and December 31, 2014, the gross unrealized appreciation on the Company’s investments and gain on foreign currency was $155,930 and $136,422, respectively. As of March 31, 2015 and December 31, 2014, the gross unrealized depreciation on the Company’s investments and loss on foreign currency was $164,345 and $159,507, respectively.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $4,177,977 and $4,210,963 as of March 31, 2015 and December 31, 2014, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(8,415) and $(23,085) as of March 31, 2015 and December 31, 2014, respectively.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2015 and December 31, 2014:

	March 31, 2015 (Unaudited)			December 31, 2014
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,213,788	$2,197,397	53%	$2,215,957	$2,206,206	53%
Senior Secured Loans—Second Lien	702,981	697,615	17%	713,675	708,255	17%
Senior Secured Bonds	425,073	360,150	8%	423,961	359,275	8%
Subordinated Debt	450,091	455,132	11%	467,645	464,304	11%
Collateralized Securities	103,499	110,623	3%	110,362	123,920	3%
Equity/Other	252,967	340,766	8%	250,497	321,487	8%

Total	$4,148,399	$4,161,683	100%	$4,182,097	$4,183,447	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of March 31, 2015, except for one equity/other investment, Fronton Investor Holdings, LLC, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act. As of March 31, 2015, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of March 31, 2015, the Company had eleven such investments with aggregate unfunded commitments of $116,193 and one equity/other investment with an unfunded commitment of $746. As of December 31, 2014, the Company had ten such investments with aggregate unfunded commitments of $101,099 and one equity investment with an unfunded commitment of $788. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2015 and December 31, 2014:

	March 31, 2015 (Unaudited)		December 31, 2014
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$24,903	1%	$24,737	1%
Capital Goods	973,141	23%	964,394	23%
Commercial & Professional Services	246,719	6%	283,513	7%
Consumer Durables & Apparel	333,874	8%	319,160	8%
Consumer Services	706,366	17%	692,533	17%
Diversified Financials	164,351	4%	179,548	4%
Energy	436,424	11%	434,424	10%
Food & Staples Retailing	18,720	0%	18,324	0%
Health Care Equipment & Services	73,959	2%	104,205	3%
Materials	336,076	8%	297,179	7%
Media	158,177	4%	157,443	4%
Pharmaceuticals, Biotechnology & Life Sciences	16,224	0%	16,243	0%
Retailing	3,451	0%	5,004	0%
Software & Services	294,016	7%	312,505	7%
Technology Hardware & Equipment	140,413	3%	137,471	3%
Telecommunication Services	159,125	4%	161,951	4%
Transportation	75,744	2%	74,813	2%

Total	$4,161,683	100%	$4,183,447	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of March 31, 2015 and December 31, 2014, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	March 31, 2015 (Unaudited)	December 31, 2014
Level 1—Price quotations in active markets	$1,175	$1,343
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	4,160,508	4,182,104

	$4,161,683	$4,183,447

The Company’s investments as of March 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Forty-four senior secured loan investments, one senior secured bond investment, eleven subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were also valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment which is traded on an active public market was valued at its closing price as of March 31, 2015. One senior secured loan investment, which was newly issued and purchased near March 31, 2015, was valued at cost as the Company’s board of directors determined that the cost of such investment was the best indication of its fair value. Except as described above, the Company valued its other investments, including one equity/other investment, by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company’s investments as of December 31, 2014 consisted primarily of debt investments that were acquired directly from the issuer. Forty-one senior secured loan investments, one senior secured bond investment, eleven subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment which is traded on an active public market was valued at its closing price as of December 31, 2014. One senior secured loan investment and two collateralized loan securities, which were newly issued and purchased near December 31, 2014, were valued at cost as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company valued its other investments,

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

including three equity/other investments, by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The Company’s valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The following is a reconciliation for the three months ended March 31, 2015 and 2014 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2015
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,206,206	$708,255	$359,275	$464,304	$123,920	$320,144	$4,182,104
Accretion of discount (amortization of premium)	1,695	276	974	833	66	24	3,868
Net realized gain (loss)	427	146	—	429	2,283	—	3,285
Net change in unrealized appreciation (depreciation)	(6,640)	54	(237)	8,382	(6,434)	16,977	12,102
Purchases	165,760	20,000	138	1,465	—	4,147	191,510
Paid-in-kind interest	361	764	—	3,282	—	587	4,994
Sales and redemptions	(170,412)	(31,880)	—	(23,563)	(9,212)	(2,288)	(237,355)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,197,397	$697,615	$360,150	$455,132	$110,623	$339,591	$4,160,508

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(4,382)	$(242)	$(237)	$8,711	$(4,162)	$17,713	$17,401

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Three Months Ended March 31, 2014
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,123,608	$897,845	$385,548	$426,728	$140,508	$161,197	$4,135,434
Accretion of discount (amortization of premium)	2,995	2,844	1,545	527	142	21	8,074
Net realized gain (loss)	4,530	2,665	1,537	4,354	384	352	13,822
Net change in unrealized appreciation (depreciation)	(4,472)	(90)	6,615	4,338	(865)	4,896	10,422
Purchases	168,040	176,818	53,180	46,101	—	27,352	471,491
Paid-in-kind interest	81	1,052	—	760	—	546	2,439
Sales and redemptions	(244,388)	(170,051)	(45,993)	(100,414)	(5,037)	(232)	(566,115)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,050,394	$911,083	$402,432	$382,394	$135,132	$194,132	$4,075,567

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$319	$1,908	$6,033	$8,281	$(508)	$3,083	$19,116

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of March 31, 2015 and December 31, 2014 were as follows:

Type of Investment	Fair Value at March 31, 2015 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,745,769	Market Comparables	Market Yield (%)	6.3% - 12.2%	9.1%
			EBITDA Multiples (x)	8.0x - 8.0x	8.0x
	120,776	Other(2)	Other(2)	N/A	N/A
	329,852	Market Quotes	Indicative Dealer Quotes	55.0% - 100.8%	92.9%
	1,000	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	322,670	Market Comparables	Market Yield (%)	8.8% - 13.5%	11.6%
	374,945	Market Quotes	Indicative Dealer Quotes	84.4% - 101.4%	98.9%
Senior Secured Bonds	60,676	Market Comparables	Market Yield (%)	10.3% - 10.8%	10.5%
	299,474	Market Quotes	Indicative Dealer Quotes	27.0% - 101.0%	84.0%
Subordinated Debt	283,682	Market Comparables	Market Yield (%)	9.0% - 18.0%	12.0%
			EBITDA Multiples (x)	7.8x - 8.3x	8.0x
	63,423	Other(2)	Other(2)	N/A	N/A
	108,027	Market Quotes	Indicative Dealer Quotes	27.5% - 104.8%	84.1%
Collateralized Securities	16,991	Market Comparables	Market Yield (%)	11.5% - 11.5%	11.5%
	93,632	Market Quotes	Indicative Dealer Quotes	50.9% - 98.5%	81.6%
Equity/Other	329,628	Market Comparables	Market Yield (%)	13.3% - 15.8%	15.1%
			EBITDA Multiples (x)	5.8x - 12.3x	8.3x
			Production Multiples (Mboe/d)	$27,500.0 - $42,500.0	$40,000.0
			Proved Reserves Multiples (Mmboe)	$6.0 - $10.0	$9.4
			PV-10 Multiples (x)	0.4x - 1.9x	1.6x
			Capacity Multiple ($/kW)	$1,500.0 - $2,000.0	$1,750.0
		Discounted Cash Flow	Discount Rate (%)	17.3% - 17.3%	17.3%
		Option Valuation Model	Volatility (%)	37.5% - 60.0%	55.7%
	9,791	Market Quotes	Indicative Dealer Quotes	$13.0 - $160.3	$146.3
	172	Other(2)	Other(2)	N/A	N/A

Total	$4,160,508

(1)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2014	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,700,237	Market Comparables	Market Yield (%)	4.8% - 12.3%	9.0%
			EBITDA Multiples (x)	7.8x - 7.8x	7.8x
	47,307	Other	Other	N/A	N/A
	448,151	Market Quotes	Indicative Dealer Quotes	74.9% - 102.1%	95.3%
	10,511	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	319,917	Market Comparables	Market Yield (%)	8.8% - 12.3%	10.9%
	388,338	Market Quotes	Indicative Dealer Quotes	79.5% - 101.0%	98.3%
Senior Secured Bonds	59,062	Market Comparables	Market Yield (%)	10.5% - 11.0%	10.8%
	300,213	Market Quotes	Indicative Dealer Quotes	34.0% - 101.0%	83.9%
Subordinated Debt	333,351	Market Comparables	Market Yield (%)	8.8% - 18.3%	11.7%
			EBITDA Multiples (x)	7.8x - 8.3x	8.0x
	313	Other	Other	N/A	N/A
	130,640	Market Quotes	Indicative Dealer Quotes	41.5% - 110.5%	85.0%
Collateralized Securities	17,284	Market Comparables	Market Yield (%)	11.3% - 11.3%	11.3%
	87,462	Market Quotes	Indicative Dealer Quotes	50.0% - 97.9%	85.5%
	19,174	Cost	Cost	93.7% - 99.0%	98.6%
Equity/Other	310,839	Market Comparables	Market Yield (%)	13.0% - 15.8%	14.9%
			EBITDA Multiples (x)	5.3x - 12.0x	7.8x
			Production Multiples (Mboe/d)	$32,500.0 - $70,256.0	$46,915.4
			Proved Reserves Multiples (Mmboe)	$7.0 - $12.0	$11.0
			PV-10 Multiples (x)	0.5x - 1.8x	1.7x
		Discounted Cash Flow	Discount Rate (%)	17.3% - 17.3%	17.3%
		Option Valuation Model	Volatility (%)	37.5% - 55.5%	51.1%
	9,305	Market Quotes	Indicative Dealer Quotes	$13.8 - $132.7	$120.4

Total	$4,182,104

(1)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of March 31, 2015. For additional information regarding these financing arrangements, please see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2014 and the additional disclosure set forth in this Note 8.

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Broad Street Credit Facility	Revolving Credit Facility	L+1.50%	$70,008		$54,992	December 18, 2015
ING Credit Facility	Revolving Credit Facility	L+2.50%	$103,997	(1)	$196,003	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$950,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €29,625 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.07 as of March 31, 2015 to reflect total amount outstanding in U.S. dollars.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the three months ended March 31, 2015 were $1,877,622 and 3.50%, respectively. As of March 31, 2015, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.61%.

Arch Street Credit Facility

On July 14, 2014, Arch Street Funding LLC, or Arch Street, the Company’s wholly-owned, special purpose financing subsidiary, repaid the revolving credit facility, or the Arch Street credit facility, with Citibank, N.A., as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Arch Street credit facility provided for borrowings in an aggregate principal amount up to $350,000 on a committed basis. Prior to the termination of the Arch Street credit facility, borrowings under the Arch Street credit facility accrued interest at a rate equal to three-month LIBOR plus 2.05% per annum. Beginning November 27, 2012, Arch Street became required to pay a non-usage fee of 0.50% to the extent the aggregate principal amount available under the facility was not borrowed.

As of March 31, 2015 and December 31, 2014, no amounts remained outstanding under the Arch Street credit facility.

For the three months ended March 31, 2014, the components of total interest expense for the Arch Street credit facility were as follows:

Three Months Ended March 31, 2014
Direct interest expense	$1,862
Non-usage fees	220
Amortization of deferred financing costs	365

Total interest expense	$2,447

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three months ended March 31, 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Arch Street credit facility were as follows:

Three Months Ended March 31, 2014
Cash paid for interest expense(1)	$2,394
Average borrowings under the facility	$373,682
Effective interest rate on borrowings (including the effect of non-usage fees)	1.99%
Weighted average interest rate (including the effect of non-usage fees)	2.23%

(1)	Interest under the Arch Street credit facility was paid quarterly in arrears.

Borrowings of Arch Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, the Company’s wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On March 23, 2012, Broad Street and Deutsche Bank entered into an amendment to the Broad Street credit facility which extended the maturity date of the facility to March 23, 2013, increased the aggregate amount which could be borrowed under the facility to $380,000 and reduced the interest rate for all borrowings under the facility to a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. On December 13, 2012, Broad Street repaid $140,000 of borrowings under the facility, thereby reducing the amount which could be borrowed under the facility to $240,000. On March 22, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility to extend the maturity date of the facility to December 22, 2013. On December 20, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility that extended the maturity date to December 20, 2014 and reduced the maximum amount which could be borrowed under the facility to $125,000. On December 18, 2014, Broad Street and Deutsche Bank entered into a further amendment to the facility which extended the maturity date to December 18, 2015, incorporated a commitment fee of 1.50% payable on unused amounts (triggered after five consecutive business days of Broad Street utilizing less than 33% of the maximum commitment), and gave Broad Street the right to reduce the maximum commitment upon three (3) days’ notice to the administrative agent. The Broad Street credit facility provides for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank is a lender and serves as administrative agent under the facility.

Under the Broad Street credit facility, the Company transfers debt securities to Broad Street from time to time as a contribution to capital and retains a residual interest in the contributed debt securities through its ownership of Broad Street. The obligations of Broad Street under the facility are non-recourse to the Company and its exposure under the facility is limited to the value of its investment in Broad Street.

As of March 31, 2015 and December 31, 2014, $70,008 and $65,808, respectively, was outstanding under the Broad Street credit facility. The carrying amount of the amount outstanding under the facility approximates

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

its fair value. The Company incurred costs of $2,566 in connection with obtaining and amending the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2015, all of the deferred financing costs have been amortized to interest expense.

For the three months ended March 31, 2015 and 2014, the components of total interest expense for the Broad Street credit facility were as follows:

	Three Months Ended March 31,
	2015	2014
Direct interest expense	$302	$541

Total interest expense	$302	$541

For the three months ended March 31, 2015 and 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Three Months Ended
	March 31,
	2015	2014
Cash paid for interest expense(1)	$360	$313
Average borrowings under the facility	$68,748	$125,000
Effective interest rate on borrowings	1.75%	1.73%
Weighted average interest rate	1.75%	1.73%

(1)	Interest under the Broad Street credit facility is paid quarterly in arrears.

Borrowings of Broad Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

ING Credit Facility

On April 3, 2014, the Company entered into the ING credit facility. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

As of March 31, 2015 and December 31, 2014, $103,997 and $123,019, respectively, was outstanding under the ING credit facility, which includes borrowings in Euro in an aggregate amount of €29,625 and €29,625, respectively. The carrying amount of the amount outstanding under the facility approximates its fair value. The

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Company incurred costs of $3,406 in connection with obtaining the ING credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2015, $2,272 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2015, the components of total interest expense for the ING credit facility were as follows:

Three Months Ended March 31, 2015
Direct interest expense	$904
Non-usage fees	158
Amortization of deferred financing costs	279

Total interest expense	$1,341

For the three months ended March 31, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the ING credit facility were as follows:

Three Months Ended March 31, 2015
Cash paid for interest expense(1)	$1,012
Average borrowings under the facility	$133,874
Effective interest rate on borrowings (including the effect of non-usage fees)	4.72%
Weighted average interest rate (including the effect of non-usage fees)	3.21%

(1)	Interest under the ING credit facility is payable at the end of each interest period in arrears for Eurocurrency borrowings and quarterly in arrears for base rate borrowings.

JPM Financing

On April 23, 2013, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into an amendment, or the April 2013 amendment, to its debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which was originally entered into on July 21, 2011 (and previously amended on September 26, 2012). The April 2013 amendment, among other things: (i) increased the amount of debt financing available under the arrangement from $700,000 to $950,000; and (ii) extended the final repurchase date under the financing arrangement from October 15, 2016 to April 15, 2017. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, to be issued from time to time by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, with Citibank N.A., as trustee, or the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Locust Street from time to time is $1,140,000. All principal and

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street will purchase the Class A Notes to be issued by Locust Street from time to time at a purchase price equal to their par value.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of April 23, 2013, and subsequently amended as of October 24, 2013, or, collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $1,140,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility is $950,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Commencing April 15, 2015, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, will be subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

Pursuant to the financing arrangement, the assets held by Race Street secure the obligations of Race Street under the JPM Facility.

As of March 31, 2015 and December 31, 2014, Class A Notes in the aggregate principal amount of $1,140,000 had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $950,000. The carrying amount outstanding under the JPM Facility approximates its fair value. The Company funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of March 31, 2015 and December 31, 2014, Race Street’s liability under the JPM Facility was $950,000, plus $6,518 and $6,690, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on the Company’s financial statements.

As of March 31, 2015 and December 31, 2014, the fair value of assets held by Locust Street was $1,823,523 and $1,832,095, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of March 31, 2015 and December 31, 2014, the fair value of assets held by Race Street was $871,281 and $855,341, respectively.

The Company incurred costs of $425 in connection with obtaining the JPM Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM Facility. As of March 31, 2015, $35 of such deferred financing costs had yet to be amortized to interest expense.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three months ended March 31, 2015 and 2014, the components of total interest expense for the JPM Facility were as follows:

	Three Months Ended March 31,
	2015	2014
Direct interest expense	$7,719	$7,719
Amortization of deferred financing costs	26	32

Total interest expense	$7,745	$7,751

For the three months ended March 31, 2015 and 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Three Months Ended March 31,
	2015	2014
Cash paid for interest expense(1)	$7,891	$7,891
Average borrowings under the facility	$950,000	$950,000
Effective interest rate on borrowings	3.25%	3.25%
Weighted average interest rate	3.25%	3.25%

(1)	Interest under the JPM Facility is paid quarterly in arrears.

Amounts outstanding under the JPM Facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Walnut Street Credit Facility

On December 3, 2014, Walnut Street Funding LLC, or Walnut Street, the Company’s wholly-owned, special purpose financing subsidiary, repaid and terminated the revolving credit facility, or the Walnut Street credit facility, with Wells Fargo Bank, National Association. Wells Fargo Securities, LLC served as the administrative agent and Wells Fargo Bank, National Association was the sole lender, collateral agent, account bank and collateral custodian under the facility. The Walnut Street credit facility provided for borrowings in an aggregate principal amount up to $250,000 on a committed basis. Prior to the termination of the Walnut Street credit facility, borrowings under the Walnut Street credit facility accrued interest at a rate equal to three-month LIBOR, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of debt securities for the relevant period. Beginning on September 17, 2012, Walnut Street became subject to a non-usage fee of 0.50% to the extent the aggregate principal amount available under the Walnut Street credit facility was not borrowed.

As of March 31, 2015 and December 31, 2014, no amounts remained outstanding under the Walnut Street credit facility.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three months ended March 31, 2014, the components of total interest expense for the Walnut Street credit facility were as follows:

Three Months Ended March 31, 2014
Direct interest expense	$1,714
Non-usage fees	62
Amortization of deferred financing costs	185

Total interest expense	$1,961

For the three months ended March 31, 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Walnut Street credit facility were as follows:

Three Months Ended March 31, 2014
Cash paid for interest expense(1)	$1,781
Average borrowings under the facility	$236,471
Effective interest rate on borrowings (including the effect of non-usage fees)	2.88%
Weighted average interest rate (including the effect of non-usage fees)	2.99%

(1)	Interest under the Walnut Street credit facility was paid quarterly in arrears.

Borrowings of Walnut Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

4.000% Notes due 2019

On July 14, 2014, the Company and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with the base indenture and any supplemental indentures thereto, the indenture, relating to the Company’s issuance of $400,000 aggregate principal amount of its 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2015 and December 31, 2014, $400,000 of the 4.000% notes were outstanding. As of March 31, 2015, the fair value of the 4.000% notes was approximately $400,355. The Company incurred costs of $6,177 in connection with issuing the 4.000% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.000% notes. As of March 31, 2015, $5,292 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2015, the components of total interest expense for the 4.000% notes were as follows:

Three Months Ended March 31, 2015
Direct interest expense	$3,948
Amortization of deferred financing costs	309

Total interest expense	$4,257

For the three months ended March 31, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.000% notes were as follows:

Three Months Ended March 31, 2015
Cash paid for interest expense(1)	$8,044
Average borrowings under the facility	$400,000
Effective interest rate on borrowings	4.00%
Weighted average interest rate	4.00%

(1)	Interest under the 4.000% notes is paid semi-annually in arrears.

4.250% Notes due 2020

On December 3, 2014, the Company and U.S. Bank entered into a second supplemental indenture to the base indenture relating to the Company’s issuance of $325,000 aggregate principal amount of its 4.250% notes due 2020, or the 4.250% notes.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2015 and December 31, 2014, $325,000 of the 4.250% notes was outstanding. As of March 31, 2015, the fair value of the 4.250% notes was approximately $331,782. The Company incurred costs of $4,954 in connection with issuing the 4.250% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.250% notes. As of March 31, 2015, $4,639 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2015, the components of total interest expense for the 4.250% notes were as follows:

Three Months Ended March 31, 2015
Direct interest expense	$3,409
Amortization of deferred financing costs	245

Total interest expense	$3,654

For the three months ended March 31, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.250% notes were as follows:

Three Months Ended March 31, 2015
Cash paid for interest expense(1)	$—
Average borrowings under the facility	$325,000
Effective interest rate on borrowings	4.25%
Weighted average interest rate	4.25%

(1)	Interest under the 4.250% notes is paid semi-annually in arrears.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies (continued)

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the three months ended March 31, 2015 and the year ended December 31, 2014:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31, 2014
Per Share Data:(1)
Net asset value, beginning of period	$9.83	$10.18
Results of operations(2)
Net investment income (loss)	0.21	0.97
Net realized and unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	0.08	(0.19)

Net increase (decrease) in net assets resulting from operations	0.29	0.78

Stockholder distributions(3)
Distributions from net investment income	(0.22)	(0.79)
Distributions from net realized gain on investments	—	(0.29)

Net decrease in net assets resulting from stockholder distributions	(0.22)	(1.08)

Capital share transactions
Issuance of common stock(4)	0.00	0.00
Repurchases of common stock(5)	—	(0.05)

Net increase (decrease) in net assets resulting from capital share transactions	—	(0.05)

Net asset value, end of period	$9.90	$9.83

Per share market value, end of period	$10.14	$9.93

Shares outstanding, end of period	241,101,342	240,896,559

Total return based on net asset value(6)	2.95%	7.17%

Total return based on market value(7)	4.33%	5.35%

Ratio/Supplemental Data:
Net assets, end of period	$2,385,712	$2,366,986

Ratio of net investment income to average net assets(8)	2.18%	9.54%

Ratio of total operating expenses to average net assets(8)	2.41%	8.90%
Ratio of waived expenses to average net assets(8)	—	(0.11)%

Ratio of net operating expenses to average net assets(8)	2.41%	8.79%

Portfolio turnover(9)	4.57%	50.27%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,849,005	$1,863,827

Asset coverage per unit(10)	2.29	2.27

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock, as applicable, pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The listing tender offer and the purchase of shares of common stock pursuant thereto on June 4, 2014 resulted in a reduction to net asset value as a result of the Company repurchasing shares at a price greater than its net asset value per share.

(6)	The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the period and dividing the total by the net asset value per share at the beginning of the period. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.

(7)	The total return based on market value for the three months ended March 31, 2015 was calculated by taking the closing price of the Company’s shares on the NYSE on March 31, 2015, adding the cash distributions per share that were declared during the three months ended March 31, 2015 and dividing the total by $9.93, the closing price of the Company’s shares on the NYSE on December 31, 2014. The total return based on market value for the year ended December 31, 2014 was calculated by taking the closing price of the Company’s shares on the NYSE on December 31, 2014, adding the cash distributions per share that were declared during the period from April 16, 2014 to December 31, 2014 and dividing the total by $10.25, the closing price of the Company’s shares on the NYSE on April 16, 2014 (the first day the shares began trading on the NYSE). The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(8)	Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the three months ended March 31, 2015 and year ended December 31, 2014:

	Three Months Ended March 31, 2015 (Unaudited)	Year Ended December 31, 2014
Ratio of accrued capital gains incentive fees to average net assets	0.16%	(0.37)%
Ratio of subordinated income incentive fees to average net assets	0.59%	2.29%
Ratio of interest expense to average net assets	0.73%	2.56%
Ratio of excise taxes to average net assets	—	0.21%

(9)	Portfolio turnover for the three months ended March 31, 2015 is not annualized.

(10)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 11. Recently Issued Accounting Standards

In April 2015, the Financial Accounting Standards Board, or the FASB, issued Accounting Standards Update No. 2015-03, Interest—Imputation of Interest, to simplify the presentation in financial statements of debt issuance costs. Under existing guidance, debt issuance costs are recognized as a deferred charge and presented as an asset on the balance sheet. The amendments to the guidance require that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs is not affected by the amendments to the guidance. The amendments to the FASB codification guidance are to be applied retrospectively with applicable disclosures for a change in accounting principle upon transition. For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2015. Early application by public entities is permitted. Management of the Company is currently assessing the impact of this guidance on the Company’s consolidated financial statements.

Note 12. Subsequent Events

4.750% Notes due 2022

On April 30, 2015, the Company and U.S. Bank entered into a third supplemental indenture to the base indenture relating to the Company’s issuance of $275,000 aggregate principal amount of its 4.750% notes due 2022, or the 4.750% notes.

The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Subsequent Events (continued)

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.750% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.750% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

The net proceeds to the Company from the issuance of the 4.750% notes were approximately $271,656 before expenses, after deducting the underwriting discounts and commissions of $2,475. The Company used the net proceeds received from the issuance of the 4.750% notes to repay borrowings under existing indebtedness.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2014, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2014 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

We have audited FS Investment Corporation’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. FS Investment Corporation’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, FS Investment Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2014 and our report dated March 2, 2015 expressed an unqualified opinion.

/s/ McGladrey LLP

Blue Bell, Pennsylvania

March 2, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation (the “Company”) as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 and 2013 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from custodians and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FS Investment Corporation as of December 31, 2014 and 2013 and the results of their operations, their cash flows and the changes in their net assets for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), FS Investment Corporation’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 2, 2015 expressed an unqualified opinion on the effectiveness of FS Investment Corporation’s internal control over financial reporting.

/s/ McGladrey LLP

Blue Bell, Pennsylvania

March 2, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

Our audits of the consolidated financial statements and internal control over financial reporting referred to in our reports dated March 2, 2015 also included an audit of the senior securities table as of December 31, 2014 of FS Investment Corporation. This table is the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits of the consolidated financial statements.

In our opinion, the senior securities table, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ McGladrey LLP

Blue Bell, Pennsylvania

June 23, 2015

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2014	2013
Assets
Investments, at fair value—unaffiliated (amortized cost—$4,164,166 and $4,054,085, respectively)	$4,168,654	$4,137,581
Investments, at fair value—affiliated (amortized cost—$17,931 and $0, respectively)	14,793	—
Cash	96,844	227,328
Receivable for investments sold and repaid	8,976	26,722
Interest receivable	51,814	47,622
Deferred financing costs	13,097	5,168
Prepaid expenses and other assets	708	156

Total assets	$4,354,886	$4,444,577

Liabilities
Payable for investments purchased	$28,095	$23,423
Credit facilities payable	188,827	723,682
Unsecured notes payable	725,000	—
Repurchase agreement payable(1)	950,000	950,000
Stockholder distributions payable	17,885	18,671
Management fees payable	19,560	22,700
Accrued capital gains incentive fees(2)	21,075	32,133
Subordinated income incentive fees payable(2)	13,089	14,303
Administrative services expense payable	1,410	1,153
Interest payable	15,850	10,563
Directors’ fees payable	296	254
Deferred financing costs payable	473	—
Other accrued expenses and liabilities	6,340	6,703

Total liabilities	1,987,900	1,803,585

Commitments and contingencies(3)	—	—
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 240,896,559 and 259,320,161 shares issued and outstanding, respectively	241	259
Capital in excess of par value	2,258,548	2,466,753
Accumulated undistributed net realized gains on investments and gain/loss on foreign currency(4)	33,758	55,344
Accumulated undistributed (distributions in excess of) net investment income(4)	68,658	35,322
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	5,781	83,314

Total stockholders’ equity	2,366,986	2,640,992

Total liabilities and stockholders’ equity	$4,354,886	$4,444,577

Net asset value per share of common stock at year end	$9.83	$10.18

(1)	See Note 8 for a discussion of the Company’s repurchase transaction.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2014	2013	2012
Investment income
Interest income—unaffiliated	$418,749	$427,510	$287,875
Fee income—unaffiliated	44,961	37,084	15,291
Dividend income—unaffiliated	810	9,972	56
Dividend income—affiliated	299	—	—

Total investment income	464,819	474,566	303,222

Operating expenses
Management fees(1)	84,617	90,247	68,059
Capitals gains incentive fees(2)	(9,468)	4,173	39,751
Subordinated income incentive fees(2)	58,122	62,253	13,393
Administrative services expenses	4,794	5,165	5,297
Stock transfer agent fees	1,037	2,820	3,641
Accounting and administrative fees	1,223	1,390	1,495
Interest expense	64,804	50,763	30,227
Directors’ fees	1,027	943	933
Listing advisory fees	5,043	—	—
Other general and administrative expenses	9,049	6,094	6,019

Total operating expenses	220,248	223,848	168,815
Management fee waiver(1)	(2,837)	—	—

Net expenses	217,411	223,848	168,815

Net investment income before taxes	247,408	250,718	134,407
Excise taxes	5,400	5,742	500

Net investment income	242,008	244,976	133,907

Realized and unrealized gain/loss
Net realized gain (loss) on investments—unaffiliated	30,607	47,014	47,008
Net realized gain (loss) on total return swap(3)	—	—	19,607
Net realized gain (loss) on foreign currency	(301)	(111)	407
Net change in unrealized appreciation (depreciation) on investments—unaffiliated	(79,008)	(25,982)	127,399
Net change in unrealized appreciation (depreciation) on investments—affiliated	(3,138)	—	—
Net change in unrealized appreciation (depreciation) on total return swap(3)	—	—	1,996
Net change in unrealized gain (loss) on foreign currency	4,613	(57)	(125)

Total net realized and unrealized gain (loss) on investments	(47,227)	20,864	196,292

Net increase (decrease) in net assets resulting from operations	$194,781	$265,840	$330,199

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.78	$1.04	$1.45

Weighted average shares outstanding	248,799,524	255,315,516	227,578,967

(1)	See Note 4 for a discussion of the waiver by FB Income Advisor LLC, the Company’s investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(3)	On August 29, 2012, the Company terminated its total return swap agreement with Citibank, N.A.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2014	2013	2012
Operations
Net investment income (loss)	$242,008	$244,976	$133,907
Net realized gain (loss) on investments, total return swap and foreign currency(1)	30,306	46,903	67,022
Net change in unrealized appreciation (depreciation) on investments	(82,146)	(25,982)	127,399
Net change in unrealized appreciation (depreciation) on total return swap(1)	—	—	1,996
Net change in unrealized gain (loss) on foreign currency	4,613	(57)	(125)

Net increase (decrease) in net assets resulting from operations	194,781	265,840	330,199

Stockholder distributions(2)
Distributions from net investment income	(196,227)	(212,153)	(144,364)
Distributions from net realized gain on investments	(71,629)	—	(53,542)

Net decrease in net assets resulting from stockholder distributions	(267,856)	(212,153)	(197,906)

Capital share transactions(3)
Issuance of common stock	—	—	803,348
Reinvestment of stockholder distributions	57,972	109,373	98,763
Repurchases of common stock	(258,903)	(33,806)	(18,324)
Offering costs	—	—	(3,234)

Net increase (decrease) in net assets resulting from capital share transactions	(200,931)	75,567	880,553

Total increase (decrease) in net assets	(274,006)	129,254	1,012,846
Net assets at beginning of year	2,640,992	2,511,738	1,498,892

Net assets at end of year	$2,366,986	$2,640,992	$2,511,738

Accumulated undistributed (distributions in excess of) net investment income(2)	$68,658	$35,322	$4,307

(1)	On August 29, 2012, the Company terminated its total return swap agreement with Citibank, N.A.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2014	2013	2012
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$194,781	$265,840	$330,199
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(2,178,075)	(2,641,733)	(3,863,334)
Paid-in-kind interest	(16,987)	(7,715)	(3,252)
Proceeds from sales and repayments of investments	2,121,939	2,510,887	1,971,447
Net realized (gain) loss on investments	(30,607)	(47,014)	(47,008)
Net change in unrealized (appreciation) depreciation on investments	82,146	25,982	(127,399)
Net change in unrealized (appreciation) depreciation on total return swap(1)	—	—	(1,996)
Accretion of discount	(24,282)	(43,266)	(20,818)
Amortization of deferred financing costs	7,314	2,567	2,035
(Increase) decrease in due from counterparty	—	—	69,684
(Increase) decrease in receivable for investments sold and repaid	17,746	(6,562)	(18,756)
(Increase) decrease in interest receivable	(4,192)	(2,911)	(28,176)
(Increase) decrease in receivable due on total return swap(1)	—	—	548
(Increase) decrease in prepaid expenses and other assets	(552)	374	(99)
Increase (decrease) in payable for investments purchased	4,672	(55,997)	15,053
Increase (decrease) in management fees payable	(3,140)	1,193	11,935
Increase (decrease) in accrued capital gains incentive fees	(11,058)	(7,618)	39,751
Increase (decrease) in subordinated income incentive fees payable	(1,214)	910	13,393
Increase (decrease) in administrative services expense payable	257	206	793
Increase (decrease) in interest payable	5,287	321	7,717
Increase (decrease) in directors’ fees payable	42	254	—
Increase (decrease) in other accrued expenses and liabilities	(363)	3,664	1,149

Net cash provided by (used in) operating activities	163,714	(618)	(1,647,134)

Cash flows from financing activities
Issuance of common stock	—	—	803,348
Reinvestment of stockholder distributions	57,972	109,373	98,763
Repurchases of common stock	(258,903)	(33,806)	(18,324)
Offering costs	—	—	(3,234)
Stockholder distributions	(268,642)	(210,485)	(191,446)
Borrowings under credit facilities(2)	386,173	17,050	773,046
Borrowings under unsecured notes(2)	725,000	—	—
Repayments of credit facilities(2)	(921,028)	(266,414)	(140,000)
Borrowings under repurchase agreement(3)	—	273,333	462,381
Deferred financing costs paid	(14,770)	—	(9,219)

Net cash provided by (used in) financing activities	(294,198)	(110,949)	1,775,315

Total increase (decrease) in cash	(130,484)	(111,567)	128,181
Cash at beginning of year	227,328	338,895	210,714

Cash at end of year	$96,844	$227,328	$338,895

Supplemental disclosure
Local and excise taxes paid	$5,407	$1,347	$761

(1)	On August 29, 2012, the Company terminated its total return swap agreement with Citibank, N.A.

(2)	See Note 8 for a discussion of the Company’s credit facilities and unsecured notes. During the years ended December 31, 2014, 2013 and 2012, the Company paid $20,899, $23,815 and $8,827, respectively, in interest expense on the credit facilities.

(3)	See Note 8 for a discussion of the Company’s repurchase transaction. During the years ended December 31, 2014, 2013 and 2012, the Company paid $31,304, $24,060 and $11,648, respectively, in interest expense pursuant to the repurchase agreement.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—93.2%
A.P. Plasman Inc.	(f)(g)(h)(i)(k)	Capital Goods	L+775	1.0%	12/29/19	$137,875	$137,875	$137,875
A.P. Plasman Inc.	(i)(k)(p)	Capital Goods	L+775	1.0%	12/29/19	36,919	36,919	36,919
AccentCare, Inc.	(i)	Health Care Equipment & Services	L+500	1.5%	12/22/16	1,954	1,855	1,712
Allen Systems Group, Inc.	(f)(i)	Software & Services	L+1,425	1.0%	12/14/17	1,539	1,718	1,897
Allen Systems Group, Inc.	(f)(i)	Software & Services	L+1,625	1.0%	12/14/17	36,832	41,114	45,410
Altus Power America, Inc.	(i)	Energy	L+750	1.5%	10/10/21	762	762	762
Altus Power America, Inc.	(i)(p)	Energy	L+750	1.5%	10/10/21	2,363	2,363	2,363
American Racing and Entertainment, LLC	(f)	Consumer Services	L+700		7/1/15	12,500	12,500	12,484
American Racing and Entertainment, LLC	(f)	Consumer Services	9.0%		7/1/15	7,750	7,750	7,769
American Racing and Entertainment, LLC	(f)	Consumer Services	L+800	1.0%	7/1/18	5,495	5,495	5,516
American Racing and Entertainment, LLC	(f)(p)	Consumer Services	L+800	1.0%	7/1/18	1,005	1,005	1,009
AP Exhaust Acquisition, LLC	(h)	Automobiles & Components	L+775	1.5%	1/16/21	14,595	14,595	14,157
Aspect Software, Inc.	(i)	Software & Services	L+550	1.8%	5/7/16	1,172	1,158	1,149
Azure Midstream Energy LLC	(i)	Energy	L+550	1.0%	11/15/18	327	323	294
BenefitMall Holdings, Inc.	(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	15,000	15,000	15,000
BenefitMall Holdings, Inc.	(i)(p)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,455
Boomerang Tube, LLC	(i)	Energy	L+950	1.5%	10/11/17	17,864	17,521	15,497
Cadillac Jack, Inc.	(f)(h)(i)(k)	Consumer Services	L+850	1.0%	5/15/19	74,450	73,320	76,590
Caesars Entertainment Operating Co., Inc.	(e)(f)(k)	Consumer Services	L+575		3/1/17	12,621	11,822	11,073
Caesars Entertainment Operating Co., Inc.	(f)(k)	Consumer Services	L+675		3/1/17	2,363	2,266	2,077
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(i)(k)	Consumer Services	L+875	1.0%	1/28/18	84,594	84,032	73,738
Caesars Entertainment Resort Properties, LLC	(e)(f)(i)	Consumer Services	L+600	1.0%	10/11/20	72,178	68,410	67,727
Corel Corp.	(f)(g)(h)(i)(k)	Software & Services	L+825		6/7/19	151,063	151,063	151,063
Corel Corp.	(i)(k)(p)	Software & Services	Prime+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(f)(i)	Consumer Services	L+975	1.3%	11/2/19	44,723	44,878	44,500
CoSentry.Net, LLC	(f)(h)(i)	Software & Services	L+800	1.3%	12/31/19	57,945	57,945	58,235
Crestwood Holdings LLC	(i)	Energy	L+600	1.0%	6/19/19	5,452	5,432	5,176
Dent Wizard International Corp.	(f)(h)(i)	Commercial & Professional Services	L+800		4/25/19	123,165	122,252	125,320
Dent Wizard International Corp.	(i)(p)	Commercial & Professional Services	Prime+325		4/25/19	5,000	5,000	5,000
Eastman Kodak Co.	(i)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,745	10,572	10,777
Flanders Corp.	(f)(h)	Capital Goods	L+950	1.5%	5/14/18	35,993	35,444	36,218
Fronton Holdings, LLC	(f)	Consumer Services	15.0%		4/30/19	3,736	3,703	3,736
HBC Solutions, Inc.	(f)(g)(i)	Media	L+875	1.5%	2/4/18	84,990	84,990	84,990
Industrial Group Intermediate Holdings, LLC	(h)	Materials	L+800	1.3%	5/31/20	13,894	13,894	13,894

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Industry City TI Lessor, L.P.	(i)	Consumer Services	5.0%, 5.3% PIK (5.3% Max PIK)		6/30/26	$24,885	$24,885	$24,512
Infiltrator Systems, Inc.	(f)(g)(h)(i)	Capital Goods	L+841	1.3%	10/31/19	226,000	225,860	224,870
Intralinks, Inc.	(f)(i)(k)	Software & Services	L+525	2.0%	2/24/19	9,900	9,817	9,776
Lantiq Deutschland GmbH	(f)(i)(k)	Software & Services	L+900	2.0%	11/16/15	7,968	7,781	7,928
Larchmont Resources, LLC	(h)	Energy	L+725	1.0%	8/7/19	5,988	5,940	5,824
Leading Edge Aviation Services, Inc.	(f)(g)(h)(i)	Capital Goods	L+875	1.5%	6/30/19	33,799	33,485	33,292
LEAS Acquisition Co Ltd.	(i)(k)	Capital Goods	L+875	1.5%	6/30/19	€29,250	40,045	34,864
LEAS Acquisition Co Ltd.	(g)(k)	Capital Goods	L+875	1.5%	6/30/19	$10,628	10,628	10,468
Maritime Telecommunications Network, Inc.	(f)	Telecommunication Services	L+600	1.5%	3/4/16	3,242	3,230	3,161
MB Precision Holdings LLC	(h)	Capital Goods	L+725	1.3%	1/23/20	13,365	13,365	13,231
Micronics, Inc.	(f)(h)(i)	Capital Goods	L+800	1.3%	3/28/19	43,228	42,893	43,228
MMM Holdings, Inc.	(h)(i)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,956	8,841	8,687
MModal Inc.	(i)	Health Care Equipment & Services	L+775	1.3%	1/31/20	4,322	4,302	4,241
Mood Media Corp.	(i)(k)	Media	L+600	1.0%	5/1/19	698	692	685
MSO of Puerto Rico, Inc.	(h)(i)	Health Care Equipment & Services	L+825	1.5%	12/12/17	6,511	6,427	6,316
New Star Metals Inc.	(f)(h)(i)	Capital Goods	L+800	1.3%	3/20/20	36,575	36,575	36,575
Nova Wildcat Amerock, LLC	(h)(i)	Consumer Durables & Apparel	L+798	1.3%	9/10/19	20,000	20,000	19,600
Panda Sherman Power, LLC	(f)	Energy	L+750	1.5%	9/14/18	496	500	493
Panda Temple Power, LLC (TLA)	(f)	Energy	L+700	1.5%	7/17/18	2,583	2,582	2,619
PHRC License, LLC	(g)(h)(i)	Consumer Services	L+900	1.5%	8/14/20	45,000	45,000	44,550
Polymer Additives, Inc.	(i)	Materials	L+838	1.0%	12/20/21	10,511	10,510	10,511
Production Resource Group, LLC	(h)(i)	Media	L+750	1.0%	7/23/19	32,500	32,500	32,663
PRV Aerospace, LLC	(i)	Capital Goods	L+525	1.3%	5/9/18	80	80	79
Reddy Ice Holdings, Inc.	(i)	Food & Staples Retailing	L+550	1.3%	5/1/19	1,170	1,160	1,032
Safariland, LLC	(f)(h)(i)	Capital Goods	L+800	1.3%	9/20/19	150,400	150,400	152,656
Shell Topco L.P.	(h)(i)	Materials	L+750	1.5%	9/28/18	30,000	29,698	30,525
Smile Brands Group Inc.	(i)	Health Care Equipment & Services	L+625	1.3%	8/16/19	20,243	19,878	19,383
Sorenson Communications, Inc.	(e)(f)(h)(i)	Telecommunication Services	L+575	2.3%	4/30/20	93,500	93,081	94,435
Southcross Holdings Borrower LP	(i)	Energy	L+500	1.0%	8/4/21	316	314	283
Sports Authority, Inc.	(h)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	6,318	6,321	5,607
Stallion Oilfield Holdings, Inc.	(h)	Energy	L+675	1.3%	6/19/18	4,810	4,775	4,119
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+500	1.0%	3/29/19	4,975	4,623	4,455
Sunnova Asset Portfolio 5 Holdings, LLC.	(i)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	1,803	1,803	1,803
Sunnova Asset Portfolio 5 Holdings, LLC.	(i)(p)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	3,200	3,200	3,200
Swiss Watch International, Inc.	(f)(h)(i)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	47,000	46,359	45,355
U.S. Xpress Enterprises, Inc.	(f)(g)	Transportation	L+850, 1.5% PIK (1.5% Max PIK)	1.5%	5/30/19	74,813	74,813	74,813

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Virtual Radiologic Corp.	(i)	Health Care Equipment & Services	L+550	1.8%	12/22/16	$3,484	$3,452	$2,645
VPG Group Holdings LLC	(f)(h)(i)	Materials	L+900	1.0%	10/4/16	79,195	78,764	79,393
Waste Pro USA, Inc.	(f)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20	86,889	86,889	86,889
Waste Pro USA, Inc.	(i)(p)	Commercial & Professional Services	L+750	1.0%	10/15/20	9,444	9,444	9,444

Total Senior Secured Loans—First Lien							2,289,343	2,279,592
Unfunded Loan Commitments							(73,386)	(73,386)

Net Senior Secured Loans—First Lien							2,215,957	2,206,206

Senior Secured Loans—Second Lien—29.9%
Advance Pierre Foods, Inc.	(e)(f)(g)	Food & Staples Retailing	L+825	1.3%	10/10/17	17,556	17,379	17,292
Affordable Care, Inc.	(f)(g)(i)	Health Care Equipment & Services	L+925	1.3%	12/26/19	44,314	43,893	43,871
Alison US LLC	(i)(k)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,273	4,161
American Energy—Utica, LLC	(f)	Energy	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	79,987	79,987	78,387
American Energy—Utica, LLC	(g)	Energy	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	54,324	54,324	53,238
American Racing and Entertainment, LLC	(g)	Consumer Services	12.0%		7/1/18	16,800	16,380	16,800
BPA Laboratories, Inc.	(i)	Pharmaceuticals, Biotechnology & Life Sciences	2.5%		7/3/17	593	475	526
Brasa (Holdings) Inc.	(f)	Consumer Services	L+950	1.5%	1/20/20	6,211	6,031	6,149
Brock Holdings III, Inc.	(i)	Energy	L+825	1.8%	3/16/18	6,923	6,855	5,573
Byrider Finance, LLC	(g)(i)	Automobiles & Components	L+1000	1.3%	8/22/20	10,000	10,000	10,000
Compuware Corp.	(e)(i)(j)	Software & Services	L+825	1.0%	12/9/22	10,000	8,700	9,250
Consolidated Precision Products Corp.	(f)	Capital Goods	L+775	1.0%	4/30/21	10,925	10,877	10,434
DEI Sales, Inc.	(f)(g)	Commercial & Professional Services	L+900	1.5%	1/15/18	57,500	56,978	55,991
Eastman Kodak Co.	(f)(g)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	48,918	50,000
Nielsen & Bainbridge, LLC	(i)	Consumer Services	L+925	1.0%	8/15/21	15,000	14,786	14,775
OSP Group, Inc.	(f)(g)(i)	Consumer Durables & Apparel	L+800	1.3%	7/31/20	145,000	145,000	144,275
Paw Luxco II Sarl	(g)(k)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,200	17,203
Pelican Products, Inc.	(i)	Capital Goods	L+825	1.0%	4/9/21	$4,222	4,194	4,169
PSAV Acquisition Corp.	(f)(i)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	80,000	78,898	80,500
Sensus USA Inc.	(i)	Capital Goods	L+725	1.3%	5/9/18	3,000	3,027	2,873
Sequential Brands Group, Inc.	(f)	Consumer Durables & Apparel	L+800	1.0%	8/15/20	25,000	25,000	25,000
Stadium Management Corp.	(f)	Consumer Services	L+825	1.0%	2/15/22	57,500	57,500	57,788

Total Senior Secured Loans—Second Lien							713,675	708,255

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Bonds—15.2%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	$78,500	$77,139	$52,203
Allen Systems Group, Inc.	(f)(g)(i)(m)(q)	Software & Services	10.5%		11/15/16	38,448	31,201	13,457
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	6,000	5,991	5,700
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	10.5%		3/1/21	39,250	36,194	33,853
Caesars Entertainment Resort Properties, LLC	(e)(f)(g)	Consumer Services	11.0%		10/1/21	60,138	59,854	55,026
FourPoint Energy, LLC	(f)(g)	Energy	8.0%		12/31/20	70,875	67,690	62,370
FourPoint Energy, LLC	(f)(g)(p)	Energy	8.0%		12/31/20	27,563	27,563	24,255
Global A&T Electronics Ltd.	(i)(k)	Technology Hardware & Equipment	10.0%		2/1/19	9,000	9,000	8,118
JW Aluminum Co.	(f)(g)(i)	Materials	11.5%, 1.0% PIK (1.0% Max PIK)		11/15/17	66,297	65,818	66,297
Logan’s Roadhouse Inc.	(e)(g)	Consumer Services	10.8%		10/15/17	56,294	46,855	41,728
Sorenson Communications, Inc.	(g)	Telecommunication Services	9.0%		10/31/20	19,898	19,158	18,903
Speedy Cash Intermediate Holdings Corp.	(f)	Diversified Financials	10.8%		5/15/18	5,000	5,061	4,928

Total Senior Secured Bonds							451,524	386,838
Unfunded Bond Commitments							(27,563)	(27,563)

Net Senior Secured Bonds							423,961	359,275

Subordinated Debt—19.6%
Alta Mesa Holdings, L.P.	(e)	Energy	9.6%		10/15/18	11,165	11,084	9,468
Aurora Diagnostics, LLC	(f)(g)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	18,065	18,099	15,717
Brooklyn Basketball Holdings, LLC	(g)(i)	Consumer Services	L+800		10/15/19	19,873	19,873	19,674
Cadillac Jack, Inc.	(g)(k)	Consumer Services	6.0%, 7.0% PIK (7.0% Max PIK)		5/15/20	52,268	36,561	54,947
Comstock Resources, Inc.	(f)(k)	Energy	9.5%		6/15/20	7,500	7,232	5,063
Flanders Corp.	(f)(g)	Capital Goods	13.8% PIK (13.8% Max PIK)		5/14/18	22,344	22,217	19,495
Flanders Corp.	(g)(i)	Capital Goods	17.5% PIK (17.5% Max PIK)		5/14/18	21,595	20,227	21,325
Global Jet Capital, Inc.	(i)	Commercial & Professional Services	8.0% PIK (8.0% Max PIK)		1/30/15	313	313	313
HBC Solutions, Inc.	(i)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	303	303	303
HBC Solutions, Inc.	(i)(p)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	150	150	150
Jupiter Resources, Inc.	(e)(g)(k)	Energy	8.5%		10/1/22	6,425	5,306	4,819
Kinetic Concepts, Inc.	(e)(f)	Health Care Equipment & Services	12.5%		11/1/19	15,000	14,256	16,500
KODA Distribution Group, Inc.	(f)	Materials	11.3%		9/30/19	35,000	34,440	35,000
Lightstream Resources, Ltd.	(g)(k)	Energy	8.6%		2/1/20	1,650	1,290	1,163
Mood Media Corp.	(e)(f)(g)(k)	Media	9.3%		10/15/20	43,135	42,124	35,263
NewStar Financial, Inc.	(f)(i)(k)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	50,000	34,997	37,500
P.F. Chang’s China Bistro, Inc.	(e)	Consumer Services	10.3%		6/30/20	1,390	1,384	1,397

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
RKI Exploration & Production, LLC	(e)(g)	Energy	8.5%		8/1/21	$12,550	$12,362	$10,229
Samson Investment Co.	(e)(f)(g)(i)	Energy	9.8%		2/15/20	14,200	13,397	5,964
Sandridge Energy, Inc.	(e)(i)(k)	Energy	8.8%		1/5/20	7,500	6,321	5,119
Sequel Industrial Products Holdings, LLC	(g)	Energy	12.0%, 2.5% PIK (2.5% Max PIK)		5/10/18	7,000	6,909	7,245
Sidewinder Drilling Inc.	(f)	Energy	9.8%		11/15/19	4,328	4,328	2,532
Sorenson Communications, Inc.	(g)	Telecommunication Services	13.0%		10/31/21	15,122	14,112	15,425
Talos Production, LLC	(g)	Energy	9.8%		2/15/18	1,500	1,364	1,358
ThermaSys Corp.	(f)(g)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	133,295	133,295	132,628
VPG Group Holdings LLC	(f)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		7/15/19	5,142	5,142	5,232
Warren Resources, Inc.	(g)	Energy	9.0%		8/1/22	1,000	709	625

Total Subordinated Debt							467,795	464,454
Unfunded Debt Commitments							(150)	(150)

Net Subordinated Debt							467,645	464,304

Collateralized Securities—5.2%
ACASC 2013-2A B	(g)(i)(k)	Diversified Financials	8.1%		10/15/23	30,500	25,488	25,338
Dryden CDO 23A Class Subord.	(i)(k)	Diversified Financials	19.1%		7/17/23	10,000	5,810	7,967
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(g)(k)	Diversified Financials	14.3%		12/20/21	16,740	16,594	17,284
Lightpoint CLO 2006 V Class D	(g)(k)	Diversified Financials	L+365		8/5/19	6,500	4,087	6,361
NewStar Clarendon 2014-1A Class D	(i)(j)(k)	Diversified Financials	L+435		1/25/27	1,560	1,461	1,461
NewStar Clarendon 2014-1A Sub B	(i)(j)(k)	Diversified Financials	12.5%		1/25/27	17,900	17,713	17,713
Rampart CLO 2007 1A Class Subord.	(i)(k)	Diversified Financials	24.2%		10/25/21	10,000	2,943	4,997
Stone Tower CLO VI Class Subord.	(g)(k)	Diversified Financials	32.6%		4/17/21	5,000	2,225	3,936
Wind River CLO Ltd. 2012 1A Class Sub B	(i)(k)	Diversified Financials	18.8%		1/15/24	42,504	34,041	38,863

Total Collateralized Securities							110,362	123,920

Equity/Other - 13.6%(l)						Number of Shares	Amortized Cost	Fair Value(d)
Altus Power America, Inc., Preferred Equity	(i)(m)	Energy				253,925	254	254
Amaya Gaming Group Inc., Warrants	(i)(k)(m)	Consumer Services				2,000,000	16,832	35,180
American Energy Appalachia Holdings, LLC	(i)(m)(n)	Energy				9,700,000	9,700	9,700
AP Exhaust Holdings, LLC, Common Equity	(i)(m)(o)	Automobiles & Components				811	811	580
Aquilex Corp., Common Equity, Class A Shares	(f)	Energy				15,128	1,088	4,295
Aquilex Corp., Common Equity, Class B Shares	(f)(g)	Energy				32,637	1,690	9,266
BPA Laboratories, Inc., Series A Warrants	(i)(m)	Pharmaceuticals, Biotechnology & Life Sciences				1,979	—	—

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
BPA Laboratories, Inc., Series B Warrants	(i)(m)	Pharmaceuticals, Biotechnology & Life Sciences	3,173	$—	$—
Burleigh Point, Ltd., Warrants	(i)(k)(m)	Retailing	17,256,081	1,898	5,004
CoSentry.Net, LLC, Preferred Equity	(g)(m)	Software & Services	2,632	2,500	4,185
Eastman Kodak Co., Common Equity	(f)(i)(m)	Consumer Durables & Apparel	61,859	1,202	1,343
ERC Ireland Holdings Ltd., Common Equity	(g)(i)(j)(k)(m)	Telecommunication Services	37,547	5,219	5,950
ERC Ireland Holdings Ltd., Warrants	(i)(k)(m)	Telecommunication Services	15,809	2,288	2,505
Flanders Corp., Common Equity	(g)(m)	Capital Goods	6,177,490	6,531	1,853
FourPoint Energy, LLC, Class C Units	(i)(m)(o)	Energy	21,000	21,000	26,775
FourPoint Energy, LLC, Class D Units	(i)(m)(o)	Energy	3,937	2,601	5,059
Fronton Investor Holdings, LLC, Class B Units	(i)(m)(o)(s)	Consumer Services	14,943	17,931	14,793
HBC Solutions, Inc., Common Equity, Class A Units	(i)(m)	Media	26,774	3,027	3,539
Industrial Group Intermediate Holdings, LLC, Common Equity	(i)(m)(o)	Materials	347,107	347	486
JW Aluminum Co., Common Equity	(g)(m)	Materials	37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(g)(m)	Capital Goods	4,401	464	92
Leading Edge Aviation Services, Inc., Preferred Equity	(g)(m)	Capital Goods	1,303	1,303	1,303
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(m)	Capital Goods	490,213	490	490
Micronics, Inc., Common Equity	(i)(m)	Capital Goods	53,073	553	918
Micronics, Inc., Preferred Equity	(i)(m)	Capital Goods	55	553	553
Milagro Holdings, LLC, Common Equity	(g)(m)	Energy	12,057	50	—
Milagro Holdings, LLC, Preferred Equity	(i)(m)	Energy	283,947	11,180	525
MModal Inc., Common Equity	(i)(m)	Health Care Equipment & Services	56,529	933	850
New Star Metals Inc., Common Equity	(i)	Capital Goods	741,082	750	963
NewStar Financial, Inc., Warrants	(i)(k)(m)	Diversified Financials	2,375,000	15,058	15,675
Plains Offshore Operations Inc., Preferred Equity	(f)(g)	Energy	50,000	61,722	66,778
Plains Offshore Operations Inc., Warrants	(f)(g)(m)	Energy	1,067,481	1,722	2,028
PSAV Holdings LLC, Common Equity	(g)(m)	Technology Hardware & Equipment	10,000	10,000	15,000
Safariland, LLC, Common Equity	(g)(m)	Capital Goods	25,000	2,500	10,220
Safariland, LLC, Preferred Equity	(g)	Capital Goods	2,042	22,284	22,578
Safariland, LLC, Warrants	(g)(m)	Capital Goods	4,536	473	1,854
Sequel Industrial Products Holdings, LLC, Common Equity	(g)(i)(m)	Energy	33,306	3,400	9,272
Sequel Industrial Products Holdings, LLC, Preferred Equity	(g)(i)	Energy	8,000	10,085	10,094
Sequel Industrial Products Holdings, LLC, Warrants	(i)(m)(r)	Energy	1,293	1	204
Sequel Industrial Products Holdings, LLC, Warrants	(g)(m)(r)	Energy	19,388	12	3,459
Sorenson Communications, Inc., Common Equity	(g)(m)	Telecommunication Services	46,163	—	21,572

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
ThermaSys Corp., Common Equity	(g)(m)	Capital Goods	51,813	$1	$—
ThermaSys Corp., Preferred Equity	(g)	Capital Goods	51,813	5,181	5,129
VPG Group Holdings LLC, Class A-2 Units	(g)(m)	Materials	3,637,500	3,638	3,638

Total Equity/Other				250,497	323,962

Unfunded Contingent Warrant Commitment					(2,475)

Net Equity/Other					321,487

TOTAL INVESTMENTS—176.7%				$4,182,097	4,183,447

LIABILITIES IN EXCESS OF OTHER ASSETS—(76.7%)					(1,816,461)

NET ASSETS—100%					$2,366,986

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2014, the three-month London Interbank Offered Rate, or LIBOR, was 0.26%, the Euro Interbank Offered Rate, or EURIBOR, was 0.08% and the U.S. Prime Lending Rate, or Prime, was 3.25%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(f)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(g)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(h)	Security or portion thereof held within Walnut Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 8). As of January 16, 2015, all such securities held within Walnut Street Funding LLC were sold or transferred to FS Investment Corporation.

(i)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(j)	Position or portion thereof unsettled as of December 31, 2014.

(k)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2014, 78.7% of the Company’s total assets represented qualifying assets.

(l)	Listed investments may be treated as debt for GAAP or tax purposes.

(m)	Security is non-income producing.

(n)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

(o)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security is an unfunded loan commitment.

(q)	Security was on non-accrual status as of December 31, 2014.

(r)	Warrants expire on September 28, 2022 and May 10, 2022 and the strike prices are $121.00 and $100.00 per share, respectively.

(s)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns 25% or more of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. During the year ended December 31, 2014, the Company made an investment in and, in connection with such investment is deemed to be an “affiliated person” of (but would not be deemed to “control”), the following portfolio company:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity/Other
Fronton Investor Holdings, LLC, Class B Units	$17,931	—	—	—	—	$(3,138)

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—80.4%
A.P. Plasman Inc.	(f)(h)(j)	Capital Goods	L+850	1.5%	12/29/16	$49,941	$49,282	$51,502
AccentCare, Inc.	(d)	Health Care Equipment & Services	L+500	1.5%	12/22/16	2,017	1,869	1,052
Alcatel-Lucent USA Inc.	(d)(j)	Technology Hardware & Equipment	L+475	1.0%	1/30/19	4,069	4,051	4,094
American Racing and Entertainment, LLC	(f)	Consumer Services	L+700		6/30/14	13,500	13,500	13,500
American Racing and Entertainment, LLC	(f)	Consumer Services	9.0%		6/30/14	7,750	7,750	7,789
Aspect Software, Inc.	(d)	Software & Services	L+525	1.8%	5/6/16	6,436	6,307	6,470
Attachmate Corp.	(d)(e)	Software & Services	L+575	1.5%	11/22/17	10,311	10,157	10,523
Audio Visual Services Group, Inc.	(d)	Technology Hardware & Equipment	L+550	1.3%	11/9/18	3,948	3,959	3,977
Avaya Inc.	(d)(e)(i)	Technology Hardware & Equipment	L+450		10/26/17	9,905	9,184	9,717
Avaya Inc.	(d)	Technology Hardware & Equipment	L+675	1.3%	3/31/18	14,827	14,891	15,072
Azure Midstream Energy LLC	(d)	Energy	L+550	1.0%	11/15/18	4,500	4,434	4,534
BlackBrush TexStar L.P.	(d)(f)	Energy	L+650	1.3%	6/4/19	14,179	14,049	14,311
Boomerang Tube, LLC	(d)(h)	Energy	L+950	1.5%	10/11/17	18,870	18,408	18,210
Cadillac Jack, Inc.	(f)(h)(j)	Consumer Services	L+700	1.0%	12/20/17	35,000	34,655	34,650
Caesars Entertainment Operating Co.	(e)(f)(j)	Consumer Services	L+425		1/26/18	16,351	15,017	15,513
Caesars Entertainment Operating Co.	(f)(j)	Consumer Services	L+525		1/28/18	2,500	2,369	2,394
Caesars Entertainment Resort Properties, LLC	(d)(e)(f)	Consumer Services	L+600	1.0%	10/1/20	72,907	68,627	72,679
Capital Vision Services, LLC	(f)(h)	Health Care Equipment & Services	L+725	1.3%	12/3/17	19,828	19,828	19,977
Cenveo Corp.	(d)	Commercial & Professional Services	L+500	1.3%	2/13/17	3,628	3,613	3,658
Citgo Petroleum Corp.	(e)	Energy	L+600	2.0%	6/24/15	2,536	2,551	2,561
Citgo Petroleum Corp.	(e)(f)	Energy	L+700	2.0%	6/23/17	7,571	7,557	7,666
Clear Channel Communications, Inc.	(d)(f)	Media	L+365		1/29/16	16,079	13,772	15,604
Clover Technologies Group, LLC	(d)	Commercial & Professional Services	L+550	1.3%	5/7/18	6,277	6,249	6,277
Collective Brands, Inc.	(d)(f)	Consumer Durables & Apparel	L+600	1.3%	10/9/19	12,782	12,721	12,845
Corel Corp.	(d)(f)(h)(j)	Software & Services	L+825		6/7/19	117,000	117,000	117,878
Corel Corp.	(j)	Software & Services	L+825		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(d)(f)(i)	Consumer Services	L+975	1.3%	11/2/19	25,750	25,363	26,265
CoSentry.Net, LLC	(d)(g)(h)	Software & Services	L+800	1.3%	12/31/19	54,500	54,500	54,500
Crestwood Holdings LLC	(d)	Energy	L+600	1.0%	6/19/19	5,735	5,709	5,907
Dent Wizard International Corp.	(d)(f)(g)(h)	Commercial & Professional Services	L+800		4/25/19	136,354	135,127	139,081
Dent Wizard International Corp.		Commercial & Professional Services	L+425		4/25/19	15,000	15,000	15,000
Eastman Kodak Co.	(d)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,855	10,647	10,844
Education Management LLC	(f)(j)	Consumer Services	L+400		6/1/16	3,935	3,393	3,788

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Education Management LLC	(e)(j)	Consumer Services	L+700	1.3%	3/30/18	$15,697	$15,638	$15,771
ERC Ireland Holdings Ltd.	(g)(i)(j)	Telecommunication Services	EURIBOR+300, 1.0% PIK		9/30/17	€22,006	27,607	36,063
FairPoint Communications, Inc.	(d)(e)(j)	Telecommunication Services	L+625	1.3%	2/14/19	$21,711	21,517	22,487
Flanders Corp.	(f)(h)	Capital Goods	L+950	1.5%	5/14/18	37,793	37,069	38,548
Florida Gaming Centers, Inc.	(f)(l)	Consumer Services	16.5%		4/25/16	13,144	13,017	13,407
FR Utility Services LLC	(d)	Energy	L+575	1.0%	10/18/19	6,481	6,418	6,481
Fram Group Holdings Inc.	(d)	Automobiles & Components	L+500	1.5%	7/29/17	1,344	1,325	1,335
Harlan Sprague Dawley, Inc.	(d)	Pharmaceuticals, Biotechnology & Life Sciences	L+550		7/11/14	1,276	1,154	1,148
HBC Solutions, Inc.	(d)(f)(g)(h)	Media	L+875	1.5%	2/4/18	81,371	81,371	81,371
Ikaria Acquisition Inc.	(d)	Pharmaceuticals, Biotechnology & Life Sciences	L+600	1.3%	7/3/18	5,798	5,718	5,841
ILC Industries, LLC	(d)(h)	Capital Goods	L+650	1.5%	7/11/18	9,746	9,592	9,770
Infiltrator Systems, Inc.	(f)	Capital Goods	L+825	1.3%	6/27/18	30,000	30,000	30,150
Infiltrator Systems, Inc.	(f)(g)(h)	Capital Goods	L+825	1.3%	6/27/18	170,000	170,000	170,850
Infogroup Inc.	(d)	Software & Services	L+650	1.5%	5/25/18	3,004	2,699	2,456
Insight Equity A.P. X, L.P.	(f)(g)(h)	Household & Personal Products	L+850	1.0%	10/26/18	65,000	63,934	66,300
Intralinks, Inc.	(f)(j)	Software & Services	L+450	1.5%	6/15/14	1,022	989	1,022
inVentiv Health, Inc.	(e)	Health Care Equipment & Services	L+625	1.5%	5/15/18	2,725	2,708	2,702
Lantiq Deutschland GmbH	(f)(j)	Software & Services	L+900	2.0%	11/16/15	12,105	11,519	11,742
Larchmont Resources, LLC	(d)	Energy	L+725	1.0%	8/7/19	11,087	10,982	11,294
Leading Edge Aviation Services, Inc.	(d)(f)(g)(h)	Capital Goods	L+850	1.5%	4/5/18	35,787	35,206	35,787
Leading Edge Aviation Services, Inc.	(f)(g)	Capital Goods	L+850	1.5%	4/5/18	8,250	8,250	8,250
Leedsworld Inc.	(d)	Retailing	L+475	1.3%	6/28/19	9,750	9,661	9,787
Maritime Telecommunications Network, Inc.	(f)	Telecommunication Services	L+600	1.5%	3/4/16	4,109	4,080	3,575
McGraw-Hill Global Education Holdings, LLC	(d)(e)	Media	L+775	1.3%	3/22/19	18,594	18,089	18,969
MetoKote Corp.	(h)	Materials	L+800	1.3%	9/30/19	20,000	20,000	20,200
MetoKote Corp.		Materials	L+800	1.3%	9/30/19	3,810	3,810	3,848
Micronics, Inc.	(d)(h)	Capital Goods	L+800	1.3%	3/28/19	22,529	22,124	22,529
MMI International Ltd.	(d)(j)	Technology Hardware & Equipment	L+600	1.3%	11/20/18	10,612	10,323	10,340
MMM Holdings, Inc.	(h)	Health Care Equipment & Services	L+825	1.5%	12/12/17	10,040	9,877	10,120
MModal Inc.	(d)	Health Care Equipment & Services	L+650	1.3%	8/16/19	7,182	7,070	6,190
Mood Media Corp.	(d)(j)	Media	L+550	1.5%	5/7/18	3,014	2,990	3,028
MSO of Puerto Rico, Inc.	(h)	Health Care Equipment & Services	L+825	1.5%	12/12/17	7,302	7,184	7,360
National Mentor Holdings, Inc.	(d)	Health Care Equipment & Services	L+525	1.3%	2/9/17	4,929	4,929	4,970

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
National Vision, Inc.	(d)	Health Care Equipment & Services	L+575	1.3%	8/2/18	$4,672	$4,680	$4,686
New HB Acquisition, LLC	(d)	Food, Beverage & Tobacco	L+550	1.3%	4/9/20	3,896	3,860	4,042
Nova Wildcat Amerock, LLC	(h)	Consumer Durables & Apparel	L+825	1.3%	9/10/19	20,000	20,000	20,000
Panda Sherman Power, LLC	(d)(f)	Energy	L+750	1.5%	9/14/18	9,273	9,203	9,551
Panda Temple Power, LLC (TLA)	(f)	Energy	L+700	1.5%	7/17/18	3,000	3,000	3,081
Patheon Inc.	(d)(j)	Pharmaceuticals, Biotechnology & Life Sciences	L+600	1.3%	12/14/18	10,156	9,892	10,275
Princeton Review, Inc.	(g)	Consumer Services	L+550	1.5%	12/7/14	1,041	996	859
PRV Aerospace, LLC	(d)	Capital Goods	L+525	1.3%	5/9/18	4,939	4,929	4,961
RBS Holding Co. LLC	(d)	Commercial & Professional Services	L+800	1.5%	3/23/17	9,788	6,198	4,943
Reddy Ice Holdings, Inc.	(d)	Food & Staples Retailing	L+550	1.3%	5/1/19	1,182	1,170	1,181
Safariland, LLC	(d)(f)(h)	Capital Goods	L+800	1.3%	9/20/19	156,800	156,800	158,368
Shell Topco L.P.	(d)(h)	Energy	L+750	1.5%	9/28/18	33,000	32,594	33,908
Sirius Computer Solutions, Inc.	(d)	Software & Services	L+575	1.3%	12/7/18	8,096	8,027	8,228
Smarte Carte, Inc.	(d)(f)(h)	Commercial & Professional Services	L+650	1.3%	11/30/17	57,950	57,403	58,819
Smile Brands Group Inc.	(d)(e)(h)	Health Care Equipment & Services	L+625	1.3%	8/15/19	30,474	29,825	30,131
Sorenson Communication, Inc.	(d)(e)(f)(h)	Telecommunication Services	L+825	1.3%	10/31/14	65,711	65,711	66,697
Sports Authority, Inc.	(d)(f)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	22,190	22,041	22,162
Stallion Oilfield Holdings, Inc.	(d)	Energy	L+675	1.3%	6/19/18	4,975	4,929	5,087
Swiss Watch International, Inc.	(d)(f)(h)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	48,500	47,692	48,985
Technicolor SA	(d)(e)(j)	Media	L+600	1.3%	7/10/20	33,885	32,921	34,254
Tervita Corp.	(d)(j)	Commercial & Professional Services	L+500	1.3%	5/15/18	8,035	7,965	8,083
Therakos, Inc.	(d)(f)	Pharmaceuticals, Biotechnology & Life Sciences	L+625	1.3%	12/27/17	27,060	26,494	27,162
ThermaSys Corp.	(d)	Capital Goods	L+400	1.3%	5/3/19	9,875	9,785	9,768
Totes Isotoner Corp.	(d)	Consumer Durables & Apparel	L+575	1.5%	7/7/17	6,622	6,546	6,660
Toys “R” Us-Delaware, Inc.	(e)	Consumer Durables & Apparel	L+450	1.5%	9/1/16	1,520	1,524	1,379
TravelCLICK, Inc.	(d)	Consumer Services	L+450	1.3%	3/16/16	7,776	7,712	7,854
Tri-Northern Acquisition, Inc.	(f)(h)	Retailing	L+800	1.3%	7/1/19	54,725	54,725	54,725
Tri-Northern Acquisition, Inc.	(f)	Retailing	L+800	1.3%	7/1/19	11,379	11,379	11,379
Virtual Radiologic Corp.	(g)	Health Care Equipment & Services	L+550	1.8%	12/22/16	3,492	3,446	2,060
VPG Group Holdings LLC	(d)(f)(h)	Materials	L+900	1.0%	10/4/16	64,070	63,409	65,031
Willbros Group, Inc.	(h)(j)	Energy	L+975	1.3%	8/5/19	15,960	15,422	16,199

Total Senior Secured Loans—First Lien							2,128,667	2,172,047
Unfunded Loan Commitments							(48,439)	(48,439)

Net Senior Secured Loans—First Lien							2,080,228	2,123,608

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—Second Lien—34.0%
Advance Pierre Foods, Inc.	(e)(f)(g)	Food & Staples Retailing	L+825	1.3%	10/10/17	$22,556	$22,250	$21,879
Advantage Sales & Marketing Inc.	(e)	Commercial & Professional Services	L+725	1.0%	6/12/18	14,844	14,844	15,081
Affordable Care, Inc.	(d)(f)(g)(h)	Health Care Equipment & Services	L+925	1.3%	12/26/19	40,000	39,493	40,200
Alliance Laundry Systems LLC		Capital Goods	L+825	1.3%	12/10/19	2,012	1,994	2,041
American Energy—Utica, LLC	(f)	Energy	L+475, 4.75% PIK	1.5%	9/30/18	75,689	75,689	75,689
American Racing and Entertainment, LLC	(g)	Consumer Services	12.0%		7/1/18	16,800	16,299	16,821
Attachmate Corp.	(e)(f)(i)	Software & Services	L+950	1.5%	11/22/18	31,218	30,464	30,646
Audio Visual Services Group, Inc.	(d)(f)(g)	Technology Hardware & Equipment	L+950	1.3%	5/9/18	52,885	51,962	54,603
Brasa (Holdings) Inc.	(f)	Consumer Services	L+950	1.5%	1/20/20	11,180	10,813	11,292
Brock Holdings III, Inc.	(e)(g)	Energy	L+825	1.8%	3/16/18	7,756	7,678	7,902
Camp International Holding Co.	(d)	Capital Goods	L+725	1.0%	11/29/19	6,207	6,301	6,343
CHG Buyer Corp.	(d)	Health Care Equipment & Services	L+775	1.3%	11/19/20	5,158	5,065	5,248
Consolidated Precision Products Corp.	(f)	Capital Goods	L+775	1.0%	4/30/21	16,750	16,669	17,085
Crossmark Holdings, Inc.		Commercial & Professional Services	L+750	1.3%	12/21/20	7,778	7,707	7,749
DEI Sales, Inc.	(f)(g)	Commercial & Professional Services	L+900	1.5%	1/15/18	57,500	56,850	57,284
Eastman Kodak Co.	(f)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	48,791	50,438
EZE Software Group LLC	(e)	Software & Services	L+725	1.3%	4/5/21	2,381	2,359	2,427
Fram Group Holdings Inc.	(e)	Automobiles & Components	L+900	1.5%	1/29/18	2,000	1,993	1,907
ILC Industries, LLC	(f)(g)	Capital Goods	L+1000	1.5%	7/11/19	27,976	27,085	26,857
Keystone Automotive Operations, Inc.	(f)	Automobiles & Components	L+950	1.3%	8/15/20	44,500	43,644	46,169
Kronos Inc.	(e)(f)	Software & Services	L+850	1.3%	4/30/20	27,290	27,042	28,297
LM U.S. Member LLC	(g)	Transportation	L+825	1.3%	10/26/20	9,375	9,248	9,510
Mitchell International, Inc.	(g)	Software & Services	L+750	1.0%	10/11/21	15,000	14,854	15,258
OSP Group, Inc.	(d)(f)(g)(h)	Consumer Durables & Apparel	L+850	1.3%	7/31/20	105,000	105,000	106,575
P2 Upstream Acquisition Co.	(g)	Energy	L+800	1.0%	5/1/20	4,091	4,051	4,173
Paw Luxco II Sarl	(j)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€20,000	24,230	24,882
Pelican Products, Inc.	(d)	Capital Goods	L+1000	1.5%	6/14/19	$6,667	6,555	6,700
Pregis Corp.	(f)(g)	Capital Goods	L+1000	1.5%	3/23/18	50,000	49,283	50,250
Ranpak Corp.	(g)	Commercial & Professional Services	L+725	1.3%	4/23/20	11,324	11,218	11,663
Sensus USA Inc.	(d)(e)	Capital Goods	L+725	1.3%	5/9/18	8,571	8,576	8,571
SESAC Holdings Inc.	(f)	Media	L+875	1.3%	7/12/19	3,000	2,961	3,075
Stadium Management Corp.	(f)	Consumer Services	L+950	1.3%	12/7/18	23,529	23,163	23,647
TNT Crane & Rigging, Inc.		Energy	L+900	1.0%	11/27/21	1,500	1,381	1,448

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
TravelCLICK, Inc.	(f)(g)	Consumer Services	L+850	1.3%	3/26/18	$34,925	$34,620	$35,973
Travelport LLC	(g)	Consumer Services	4.0%, 4.4% PIK		12/1/16	24,036	20,167	24,546
TriZetto Group, Inc.	(g)	Software & Services	L+725	1.3%	3/28/19	8,372	8,265	8,037
Vertafore, Inc.	(e)	Software & Services	L+825	1.5%	10/27/17	14,750	14,711	15,027
Wall Street Systems Holdings, Inc.	(d)	Software & Services	L+800	1.3%	10/25/20	7,000	6,878	7,068
WildHorse Resources, LLC	(f)	Energy	L+625	1.3%	12/13/18	15,407	15,123	15,484

Total Senior Secured Loans—Second Lien							875,276	897,845

Senior Secured Bonds—14.6%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	76,913	56,520
Allen Systems Group, Inc.	(f)(g)	Software & Services	10.5%		11/15/16	38,448	30,409	21,723
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	4,000	4,000	4,075
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	7.0%		4/1/19	23,500	22,008	23,148
Avaya Inc.	(e)	Technology Hardware & Equipment	9.0%		4/1/19	5,000	5,000	5,250
Blackboard Inc.		Software & Services	7.8%		11/15/19	6,500	6,500	6,486
Caesars Entertainment Operating Co.	(f)(i)(j)	Consumer Services	9.0%		2/15/20	20,000	19,066	19,481
Caesars Entertainment Resort Properties, LLC	(e)(f)	Consumer Services	11.0%		10/1/21	54,598	54,288	56,398
Chassix, Inc.		Automobiles & Components	9.3%		8/1/18	2,000	2,067	2,140
Clear Channel Communications, Inc.	(d)(e)	Media	9.0%		12/15/19	1,152	989	1,182
Dole Food Co., Inc.	(g)	Food & Staples Retailing	7.3%		5/1/19	6,400	6,400	6,424
FairPoint Communications, Inc.	(f)(j)	Telecommunication Services	8.8%		8/15/19	19,750	19,750	20,984
Global A&T Electronics Ltd.	(j)	Technology Hardware & Equipment	10.0%		2/1/19	9,000	9,000	7,920
HOA Restaurant Group, LLC	(f)	Consumer Services	11.3%		4/1/17	14,100	14,109	14,805
JW Aluminum Co.	(f)(g)	Materials	11.5%		11/15/17	47,980	47,336	47,920
Kinetic Concepts, Inc.	(f)	Health Care Equipment & Services	10.5%		11/1/18	11,660	11,146	13,465
Logan’s Roadhouse Inc.	(e)(g)	Consumer Services	10.8%		10/15/17	18,494	16,084	13,843
Neff Rental LLC	(f)	Capital Goods	9.6%		5/15/16	7,352	7,597	7,793
Ryerson Inc.	(e)	Capital Goods	9.0%		10/15/17	3,100	3,100	3,294
Sorenson Communication, Inc.	(g)	Telecommunication Services	10.5%		2/1/15	39,000	35,991	29,171
Speedy Cash Intermediate Holdings Corp.	(f)	Diversified Financials	10.8%		5/15/18	19,000	19,294	20,170
Tervita Corp.	(e)(j)	Commercial & Professional Services	8.0%		11/15/18	3,250	3,250	3,356

Total Senior Secured Bonds							414,297	385,548

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Subordinated Debt—16.2%
Alta Mesa Holdings, L.P.	(e)	Energy	9.6%		10/15/18	$11,700	$11,598	$12,572
Asurion, LLC	(f)	Insurance	L+950	1.5%	8/16/19	15,000	14,629	15,488
Aurora Diagnostics, LLC	(f)(g)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	18,065	18,109	13,368
Brand Energy & Infrastructure Services, Inc.	(g)	Energy	8.5%		12/1/21	25,000	25,000	25,500
Comstock Resources, Inc.	(f)(j)	Energy	9.5%		6/15/20	10,500	10,075	11,780
CrownRock, L.P.	(e)(f)	Energy	7.1%		4/15/21	25,000	25,000	24,856
Cumulus Media Inc.	(f)(j)	Media	7.8%		5/1/19	5,000	4,518	5,313
Exopack Holdings S.A.	(g)(j)	Materials	7.9%		11/1/19	2,500	2,500	2,500
Flanders Corp.	(f)(g)	Capital Goods	10.0%, 3.8% PIK		5/14/18	15,818	15,661	16,193
Harland Clarke Holdings Corp.	(g)	Commercial & Professional Services	9.5%		5/15/15	2,193	2,060	2,202
Hub International Ltd.	(e)	Insurance	7.9%		10/1/21	2,250	2,250	2,326
Ipreo Holdings LLC	(f)	Software & Services	11.8%		8/15/18	10,000	9,966	10,513
Kinetic Concepts, Inc.	(e)(f)(g)	Health Care Equipment & Services	12.5%		11/1/19	24,700	23,586	27,849
KODA Distribution Group, Inc.	(f)	Materials	11.3%		9/30/19	32,500	31,877	32,825
Monitronics International, Inc.	(e)(j)	Consumer Services	9.1%		4/1/20	2,250	2,250	2,396
Mood Media Corp.	(e)(f)(g)(j)	Media	9.3%		10/15/20	31,400	30,632	27,632
QR Energy, L.P.	(e)(j)	Energy	9.3%		8/1/20	3,250	3,210	3,385
Resolute Energy Corp.	(e)(j)	Energy	8.5%		5/1/20	8,500	8,589	8,948
RKI Exploration & Production, LLC	(e)	Energy	8.5%		8/1/21	10,900	10,900	11,538
Samson Investment Co.	(f)	Energy	9.8%		2/15/20	10,000	10,000	10,929
Sequel Industrial Products Holdings, LLC	(g)	Energy	12.0%, 2.5% PIK		5/10/18	15,792	15,551	16,187
Sidewinder Drilling Inc.	(f)(g)	Capital Goods	9.8%		11/15/19	8,000	8,000	7,080
ThermaSys Corp.	(f)(g)	Capital Goods	9.0%, 1.8% PIK		5/3/20	130,956	130,956	130,301
VPG Group Holdings LLC	(f)	Materials	11.0%, 2.0% PIK		7/15/19	5,047	5,047	5,047

Total Subordinated Debt							421,964	426,728

Collateralized Securities—5.3%
ACASC 2013-2A B	(g)(j)	Diversified Financials	12.6%		10/15/23	30,500	30,019	30,896
Apidos CDO IV Class E	(g)(j)	Diversified Financials	L+360		10/27/18	2,000	1,301	1,908
Ares 2007 CLO 11A Class E	(g)(j)	Diversified Financials	L+600		10/11/21	4,775	3,327	4,760
Ares 2007 CLO 12X Class E	(g)(j)	Diversified Financials	L+575		11/25/20	2,252	1,863	2,219
Carlyle Azure CLO Class Income	(j)	Diversified Financials	18.9%		5/27/20	28,000	11,436	14,276
Dryden CDO 23A Class Subord.	(j)	Diversified Financials	17.5%		7/17/23	10,000	6,428	8,066

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
JP Morgan Chase Bank, N.A. Credit-Linked Notes	(g)(j)	Diversified Financials	11.2%		12/20/21	$16,740	$16,710	$16,740
Lightpoint CLO 2006 V Class D	(g)(j)	Diversified Financials	L+365		8/5/19	6,500	3,758	6,054
Rampart CLO 2007 1A Class Subord.	(j)	Diversified Financials	40.3%		10/25/21	10,000	3,676	7,404
Stone Tower CLO VI Class Subord.	(g)(j)	Diversified Financials	39.8%		4/17/21	5,000	3,030	5,230
Wind River CLO Ltd. 2012 1A Class Sub B	(j)	Diversified Financials	13.5%		1/15/24	42,504	38,658	42,955

Total Collateralized Securities							120,206	140,508

Equity/Other—6.2%(k)			Number of Shares	Amortized Cost	Fair Value(c)
American Energy Ohio Holdings, LLC, Common Equity	(l)(m)	Energy	5,070,590	5,071	5,071
Aquilex Corp., Common Equity, Class A Shares	(f)	Energy	15,128	1,087	3,333
Aquilex Corp., Common Equity, Class B Shares	(f)(g)	Energy	32,637	1,690	7,190
Burleigh Point, Ltd., Warrants	(j)(l)	Retailing	17,256,081	1,898	4,659
CoSentry.Net, LLC, Preferred Equity	(g)(l)	Software & Services	2,632	2,500	2,500
Eastman Kodak Co., Common Equity	(f)(l)	Consumer Durables & Apparel	61,859	1,202	2,147
ERC Ireland Holdings Ltd., Common Equity	(g)(j)(l)	Telecommunication Services	21,099	—	—
ERC Ireland Holdings Ltd., Warrants	(g)(j)(l)	Telecommunication Services	4,943	—	—
Flanders Corp., Common Equity	(g)(l)	Capital Goods	5,000,000	5,000	9,500
Florida Gaming Centers, Inc., Warrants	(g)(l)	Consumer Services	71	—	2,979
Florida Gaming Corp., Warrants	(g)(l)	Consumer Services	226,635	—	—
HBC Solutions, Inc., Common Equity, Class A Units	(l)	Media	26,984	3,051	2,855
Ipreo Holdings LLC, Common Equity	(g)(l)	Software & Services	1,000,000	1,000	2,100
JW Aluminum Co., Common Equity	(g)(l)	Materials	37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(g)(l)	Capital Goods	4,401	464	924
Leading Edge Aviation Services, Inc., Preferred Equity	(g)(l)	Capital Goods	1,303	1,303	1,303
Micronics, Inc., Common Equity	(l)	Capital Goods	50,000	500	520
Micronics, Inc., Preferred Equity	(l)	Capital Goods	50	500	500
Milagro Holdings, LLC, Common Equity	(g)(l)	Energy	12,057	50	—
Milagro Holdings, LLC, Preferred Equity	(l)	Energy	283,947	11,180	2,104
Plains Offshore Operations Inc., Preferred Equity	(f)(g)	Energy	50,000	55,404	62,630
Plains Offshore Operations Inc., Warrants	(f)(g)(l)	Energy	1,013,444	1,722	2,635
Safariland, LLC, Common Equity	(g)(l)	Capital Goods	25,000	2,500	5,303
Safariland, LLC, Preferred Equity	(g)	Capital Goods	1,021	20,881	20,843

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(c)
Safariland, LLC, Warrants	(g)(l)	Capital Goods	2,263	$473	$962
Sequel Industrial Products Holdings, LLC, Common Equity	(g)(l)	Energy	3,330,600	3,400	6,661
Sequel Industrial Products Holdings, LLC, Preferred Equity	(g)(l)	Energy	8,000,000	9,180	9,190
Sequel Industrial Products Holdings, LLC, Warrants	(g)(l)	Energy	20,681	13	41
ThermaSys Corp., Common Equity	(g)(l)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(g)	Capital Goods	51,813	5,181	3,756
VPG Group Holdings LLC, Class A-2 Units	(g)(l)	Materials	2,500,000	3,638	3,638

Total Equity/Other				142,114	163,344

TOTAL INVESTMENTS—156.7%				$4,054,085	4,137,581

LIABILITIES IN EXCESS OF OTHER ASSETS—(56.7%)					(1,496,589)

NET ASSETS—100.0%					$2,640,992

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Fair value determined by the Company’s board of directors (see Note 7).

(d)	Security or portion thereof held within Arch Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 8).

(e)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(f)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(g)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(h)	Security or portion thereof held within Walnut Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 8).

(i)	Position or portion thereof unsettled as of December 31, 2013.

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2013, 84.4% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2014, the Company had four wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds equity interests in non-controlled portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2014. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase minority interests in the form of common or preferred equity or the equity-related securities in the Company’s target companies, generally in conjunction with one of the Company’s debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, other debt securities and derivatives, including total return swaps and credit default swaps.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Company’s investment adviser, FB Income Advisor, LLC, or FB Advisor, provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly valuation process begins with FB Advisor’s management team providing a preliminary valuation of each portfolio company or investment to the Company’s valuation committee, which valuation may be obtained from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with the Company’s valuation committee;

•

the Company’s valuation committee reviews the preliminary valuation and FB Advisor’s management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use independent third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any independent third-party valuation or pricing service that the

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Company’s board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with any third party valuation firm, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee: At the Company’s 2013 annual meeting of stockholders, the Company received stockholder approval to amend and restate the investment advisory and administrative services agreement, dated February 12, 2008 (as amended on August 5, 2008), or the 2008 investment advisory and administrative services agreement, by and between the Company and FB Income Advisor, LLC, or FB Advisor, effective upon a listing of the Company’s shares of common stock on a national securities exchange. The Company’s shares of common stock were listed and commenced trading on the New York Stock Exchange, or the NYSE, on April 16, 2014. On April 16, 2014, the Company entered into an amended and restated investment advisory agreement, or the April 2014 investment advisory agreement, with FB Advisor. Also on April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the administration agreement, which governs the administrative services provided to the Company by FB Advisor that had previously been addressed in the 2008 investment advisory and administrative services agreement.

At a special meeting of stockholders of the Company that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement. On July 17, 2014, the Company entered into an amended and restated investment advisory agreement, or the July 2014 investment advisory agreement, with FB Advisor.

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

While none of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement or the July 2014 investment advisory agreement include or contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the 2008 investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC status each year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes. The Company accrued $5,400, $5,742 and $500 in estimated excise taxes payable in respect of income received during the years ended December 31, 2014, 2013 and 2012, respectively. During the years ended December 31, 2014, 2013, and 2012 respectively, the Company paid $5,407, $1,347 and $761 in excise and other taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2014, 2013 and 2012, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to declare and pay such distributions on a quarterly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Reclassifications: Certain amounts in the consolidated financial statements for the years ended December 31, 2013 and 2012 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2014. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2014, 2013 and 2012:

	Year Ended December 31,
	2014		2013		2012
	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering(1)	—	$—	—	$—	83,239,728	$886,432
Reinvestment of Distributions	5,674,543	57,972	10,771,271	109,373	10,140,536	98,763

Total Gross Proceeds	5,674,543	57,972	10,771,271	109,373	93,380,264	985,195
Commissions and Dealer Manager Fees	—	—	—	—	—	(83,084)

Net Proceeds to Company	5,674,543	57,972	10,771,271	109,373	93,380,264	902,111
Share Repurchase Program	(872,865)	(8,903)	(3,341,931)	(33,806)	(1,879,983)	(18,324)
Fractional Share Round Up	30,533	—	—	—	—	—
Listing Tender Offer	(23,255,813)	(250,000)	—	—	—	—

Net Proceeds from Share Transactions	(18,423,602)	$(200,931)	7,429,340	$75,567	91,500,281	$883,787

(1)	Following the closing of its continuous public offering in May 2012, the Company has continued to issue shares only pursuant to its distribution reinvestment plan.

In connection with the listing of its shares of common stock on the NYSE, the Company terminated its previous distribution reinvestment plan, or the old DRP. The final distribution reinvestment under the old DRP was made in connection with the regular monthly cash distribution paid on March 31, 2014 to stockholders of record as of the close of business on March 28, 2014. On May 23, 2014, the Company adopted a new distribution reinvestment plan, or the new DRP, which became effective on June 2, 2014. The new DRP was first implemented in connection with the regular monthly cash distribution paid on July 2, 2014 to stockholders of record as of the close of business on June 24, 2014. During the years ended December 31, 2014, 2013 and 2012, the Company issued 5,674,543, 10,771,271 and 10,140,536 shares of common stock pursuant to its distribution reinvestment plan in effect on the applicable date of issuance for gross proceeds of $57,972, $109,373 and $98,763 at an average price per share of $10.22, $10.15 and $9.74, respectively. During the period from January 1, 2015 to February 27, 2015, the Company issued 204,875 shares of common stock pursuant to the new DRP for gross proceeds of $2,006 at an average price per share of $9.79. For additional information regarding the terms of the new DRP, see Note 5.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

In May 2012, the Company closed its continuous public offering of shares of common stock to new investors. The Company sold 247,454,171 shares (as adjusted for stock distributions) of common stock for gross proceeds of $2,605,158 in its continuous public offering. Following the closing of its continuous public offering, the Company has continued to issue shares pursuant to its distribution reinvestment plan.

During the year ended December 31, 2012, the Company sold 93,380,264 shares for gross proceeds of $985,195 at an average price per share of $10.55. The proceeds from the issuance of common stock as presented on the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of selling commissions and dealer manager fees of $83,084 for the year ended December 31, 2012.

Listing and Fractional Shares

The Company’s shares of common stock were listed and commenced trading on the NYSE on April 16, 2014. The Company eliminated any outstanding fractional shares of its common stock in connection with the listing, as permitted by the Maryland General Corporation Law. The Company eliminated all outstanding fractional shares by rounding up the number of fractional shares held by each of the Company’s stockholders to the nearest whole number of shares as of April 4, 2014. As a result of the fractional share round up, the number of then outstanding shares was increased by 30,533 shares.

Listing Tender Offer

On April 16, 2014, the Company commenced a modified “Dutch auction” tender offer, or the listing tender offer, to purchase for cash up to $250,000 in value of the Company’s shares of common stock from stockholders. In accordance with the terms of the listing tender offer, the Company selected the lowest price, not greater than $11.00 per share or less than $10.35 per share, net to the tendering stockholder in cash, less any applicable withholding taxes and without interest, that enabled the Company to purchase the maximum number of shares of common stock properly tendered in the listing tender offer and not properly withdrawn having an aggregate purchase price of up to $250,000.

The listing tender offer expired on May 28, 2014. Due to the oversubscription of the listing tender offer, on June 4, 2014, the Company accepted for purchase on a pro rata basis 23,255,813 shares of common stock, or approximately 96.6% of the shares tendered at a purchase price of $10.75 per share, for an aggregate cost of approximately $250,000, excluding fees and expenses relating to the listing tender offer. The 23,255,813 shares of common stock accepted for purchase in the listing tender offer represented approximately 8.9% of the Company’s issued and outstanding shares of common stock as of June 4, 2014. The Company used available cash and borrowings under its senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility, to fund the purchase of shares of common stock in the listing tender offer and to pay for all related fees and expenses.

Share Repurchase Program

Historically, the Company conducted quarterly tender offers pursuant to its former share repurchase program to provide limited liquidity to its stockholders. In anticipation of the listing of the Company’s shares of common stock on the NYSE, the Company’s board of directors terminated its share repurchase program effective March 21, 2014. The listing has provided liquidity to the Company’s stockholders, and therefore the Company does not expect to implement a new share repurchase program in the future.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table sets forth the number of shares of common stock repurchased by the Company under its share repurchase program during the years ended December 31, 2014, 2013 and 2012:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2012
December 31, 2011	January 3, 2012	385,526	100%	$9.585	$3,695
March 31, 2012	April 2, 2012	411,815	100%	$9.675	$3,984
June 30, 2012	July 2, 2012	410,578	100%	$9.720	$3,991
September 30, 2012	October 1, 2012	672,064	100%	$9.900	$6,653
Fiscal 2013
December 31, 2012	January 2, 2013	883,047	100%	$10.000	$8,830
March 31, 2013	April 1, 2013	1,053,119	100%	$10.100	$10,637
June 30, 2013	July 1, 2013	749,224	100%	$10.200	$7,642
September 30, 2013	October 1, 2013	656,541	100%	$10.200	$6,697
Fiscal 2014
December 31, 2013	January 2, 2014	872,865	100%	$10.200	$8,903

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the 2008 investment advisory and administrative services agreement on January 2, 2009, upon commencement of the Company’s investment operations. Base management fees are paid on a quarterly basis in arrears. The annual base management fees under the 2008 investment advisory and administrative services agreement and the April 2014 investment advisory agreement were equal to 2.0% of the average value of the Company’s gross assets.

In anticipation of the listing of the Company’s shares of common stock on the NYSE, FB Advisor recommended that the April 2014 investment advisory agreement be further amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on the Company’s net assets, from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate was approved, reduce the base management fee from 2.0% to 1.75% of the average value of the Company’s gross assets. At a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement to reflect the amendments approved by the Company’s stockholders. On July 17, 2014, the Company entered into the July 2014 investment advisory agreement. While stockholder approval of the proposal was pending, FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The incentive fee, which had consisted of three parts under the 2008 investment advisory and administrative services agreement, consists of two parts under each of the April 2014 advisory agreement and July 2014 investment advisory agreement. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. Under the 2008 investment advisory and administrative services agreement, the subordinated incentive fee on income was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre- incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of the Company’s net assets. Thereafter, FB Advisor will receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The methodology for calculating the capital gains incentive fee is identical under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement.

The third part of the incentive fee under the 2008 investment advisory and administrative services agreement was referred to as the subordinated liquidation incentive fee, which equaled 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. The April 2014 investment advisory agreement and the July 2014 investment advisory agreement do not include the subordinated liquidation incentive fee.

Pursuant to the 2008 investment advisory and administrative services agreement, the Company reimbursed FB Advisor for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimated it would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company’s board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compared the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

Pursuant to the administration agreement, the Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. The Company reimburses FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FB Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

The dealer manager for the Company’s continuous public offering was FS2 Capital Partners, LLC, or FS2, which is one of the Company’s affiliates. Under the dealer manager agreement among the Company, FB Advisor and FS2, FS2 was entitled to receive sales commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which were re-allowed to selected broker-dealers. The dealer manager agreement terminated in connection with the closing of the Company’s continuous public offering in May 2012.

The following table describes the fees and expenses accrued under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement, the July 2014 investment advisory agreement and the administration agreement, as applicable, and the dealer manager agreement during the years ended December 31, 2014, 2013 and 2012:

			Year Ended December 31,
Related Party	Source Agreement	Description	2014	2013	2012
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Base Management Fee(1)	$81,780	$90,247	$68,059
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Capital Gains Incentive Fee(2)	$(9,468)	$4,173	$39,751
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$58,122	$62,253	$13,393
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and Administration Agreement	Administrative Services Expenses(4)	$4,794	$5,165	$5,297
FS2	Dealer Manager Agreement	Dealer Manager Fee(5)	$—	$—	$15,842

(1)	FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets. As a result, the amount shown for the year ended December 31, 2014 is net of waivers of $2,837. During the years ended December 31, 2014, 2013 and 2012, $84,920, $89,054, and $56,124, respectively, in base management fees were paid to FB Advisor. As of December 31, 2014, $19,560 in base management fees were payable to FB Advisor.
(2)

During the year ended December 31, 2014, the Company reversed capital gains incentive fees of $9,468 based on the performance of its portfolio. During the years ended December 31, 2013 and 2012, the Company accrued capital gains incentive fees of $4,173 and $39,751 based on the performance of its

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

portfolio, of which $2,583 and $27,960 were based on unrealized gains and $1,590 and $11,791 were based on realized gains, respectively. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid FB Advisor $1,590 in capital gains incentive fees during the year ended December 31, 2014. As of December 31, 2014, $21,075 in capital gains incentive fees were accrued, all of which was based on unrealized gains, and none of which is payable unless and until those gains are actually realized.
(3)	During the year ended December 31, 2014, $59,336 of subordinated incentive fees on income were paid to FB Advisor. As of December 31, 2014, a subordinated incentive fee on income of $13,089 was payable to FB Advisor.
(4)	During the years ended December 31, 2014, 2013 and 2012, $3,849, $4,463 and $4,772, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $4,537, $4,959 and $4,504, respectively, in administrative services expenses to FB Advisor during the years ended December 31, 2014, 2013 and 2012.
(5)	Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to certain other BDCs and a closed-end management investment company affiliated with Franklin Square Holdings, L.P., or Franklin Square Holdings. As a result, such personnel provide investment advisory services to the Company and each of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. While none of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC, is currently making private corporate debt investments for clients other than the Company, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for the Company, in part, by allowing it to participate in larger investments, together with the Company’s co-investment affiliates, than would be available to it if it had not

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

obtained such relief. Because the Company did not seek exemptive relief to engage in co-investment transactions with its investment sub-adviser, GSO / Blackstone Debt Funds Management LLC, or GDFM, and its affiliates, it will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

Beginning on February 26, 2009, Franklin Square Holdings agreed to reimburse the Company for expenses in an amount that was sufficient to ensure that, for tax purposes, the Company’s net investment income and net capital gains were equal to or greater than the cumulative distributions paid to its stockholders in each quarter. This arrangement was designed to ensure that no portion of the Company’s distributions would represent a return of capital for its stockholders. Under this arrangement, Franklin Square Holdings had no obligation to reimburse any portion of the Company’s expenses. Franklin Square Holdings is controlled by the Company’s chairman and chief executive officer, Michael C. Forman, and its vice-chairman, David J. Adelman.

Pursuant to an expense support and conditional reimbursement agreement, dated as of March 13, 2012, and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings had agreed to reimburse the Company for expenses in an amount that was sufficient to ensure that no portion of the Company’s distributions to stockholders were paid from proceeds of the sale of shares of its common stock or borrowings.

As a result of the listing of the Company’s shares of common stock on the NYSE, effective November 7, 2014, Franklin Square Holdings terminated the expense reimbursement agreement pursuant to its terms. Since entering into the expense reimbursement agreement, no reimbursements were made, and no reimbursements were expected to be made in the foreseeable future, by Franklin Square Holdings, pursuant to the expense reimbursement agreement.

Trademark License Agreement

On April 16, 2014, in connection with the listing of its common stock on the NYSE, the Company entered into a trademark license agreement, or the trademark license agreement, with Franklin Square Holdings. Pursuant to the trademark license agreement, Franklin Square Holdings granted the Company a non-exclusive, nontransferable, royalty-free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the licensed marks, as a component of the Company’s name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to the Company). Other than with respect to this limited license, the Company has no other rights to the licensed marks. The trademark license agreement may be terminated by Franklin Square Holdings or the Company on sixty days’ prior written notice and expires if FB Advisor or one of Franklin Square Holdings’ affiliates ceases to serve as investment adviser to the Company. Furthermore, Franklin Square Holdings may terminate the trademark license agreement at any time and in its sole discretion in the event that Franklin Square Holdings or the Company receives notice of any third-party claim arising out of the Company’s use of the licensed marks or if the Company attempts to assign or sublicense the trademark license agreement or any of the Company’s rights or duties under the trademark license agreement without the prior written consent of Franklin Square Holdings. FB Advisor is a third-party beneficiary of the trademark license agreement.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared and paid on its common stock during the years ended December 31, 2014, 2013 and 2012:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2012(1)(2)	$0.8586	$197,906
2013(3)	0.8303	212,153
2014(4)(5)	1.0843	267,856

(1)	In addition to regular cash distributions during such period, cash distributions declared and paid on the Company’s common stock during the year ended December 31, 2012 include approximately $12,417, or approximately $0.05 per share, in special cash distributions.

(2)	On May 15, 2012, the Company’s board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.033594 per share to $0.03375 per share, effective May 16, 2012. Beginning in June 2012, the Company declared and paid regular cash distributions on a monthly basis in an amount equal to $0.0675 per share.

(3)	On June 25, 2013, the Company’s board of directors determined to increase the amount of the regular monthly cash distributions payable to stockholders of record from $0.0675 per share to $0.06975 per share, effective as of June 28, 2013. On October 16, 2013, the Company’s board of directors determined to increase the amount of regular monthly cash distributions payable to stockholders of record from $0.06975 per share to $0.0720 per share, effective as of November 29, 2013.

(4)	On March 31, 2014, the Company’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share, effective as of April 30, 2014.

(5)	On July 1, 2014, the board of directors of the Company declared a special cash distribution of $0.10 per share, which was paid on August 15, 2014 to stockholders of record as of the close of business on July 31, 2014. On October 10, 2014, the board of directors of the Company also declared a special cash distribution of $0.10 per share, which was paid on November 14, 2014 to stockholders of record as of the close of business on October 31, 2014.

On November 6, 2014, the board of directors of the Company approved the declaration and payment of regular cash distributions to the Company’s stockholders on a quarterly rather than monthly basis, effective January 1, 2015. On January 13, 2015, the Company’s board of directors declared a regular quarterly cash distribution of $0.22275 per share, which will be paid on or about April 2, 2015 to stockholders of record on March 25, 2015. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Historically, the Company had an “opt in” distribution reinvestment plan for its stockholders, or the old DRP, which terminated upon the listing of the Company’s shares of common stock on the NYSE. The final distribution reinvestment under the old DRP was made in connection with the regular monthly cash distribution paid on March 31, 2014 to stockholders of record as of the close of business on March 28, 2014. Under the old DRP, if the Company made a cash distribution, its stockholders received distributions in cash unless they specifically “opted in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. On May 23, 2014, the Company adopted an “opt out”

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

distribution reinvestment plan, or the new DRP, which was effective June 2, 2014. The new DRP was first implemented in connection with the regular monthly cash distribution paid on July 2, 2014 to stockholders of record as of the close of business on June 24, 2014. Pursuant to the new DRP, the Company will reinvest all cash dividends or distributions declared by the Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the new DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the new DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the new DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the new DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the new DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to the new DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the years ended December 31, 2014, 2013 and 2012:

	Year Ended December 31,
	2014		2013		2012
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income(1)	196,227	73%	212,153	100%	144,364	73%
Short-term capital gains proceeds from the sale of assets	39,835	15%	—	—	53,542	27%
Long-term capital gains proceeds from the sale of assets	31,794	12%	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—

Total	$267,856	100%	$212,153	100%	$197,906	100%

(1)	During the years ended December 31, 2014, 2013 and 2012, 91.1%, 89.3% and 92.1%, respectively, of the Company’s gross investment income was attributable to cash income earned, 5.2%, 9.1% and 6.8%, respectively, was attributable to non-cash accretion of discount and 3.7%, 1.6% and 1.1%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2014, 2013 and 2012 was $221,880, $236,936 and $185,513, respectively. As of December 31, 2014, 2013 and 2012, the Company had $152,743, $148,676 and $57,740, respectively, of undistributed net investment income and realized gains on a tax basis.

The Company’s undistributed net investment income on a tax basis as of December 31, 2013 was adjusted following the filing of the Company’s 2013 tax return in September 2014. The adjustment was primarily due to tax-basis income received by the Company during the year ended December 31, 2013 exceeding GAAP-basis income with respect to collateralized securities and interests in partnerships held in its investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by the Company subsequent to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2013.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company, the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of non-deductible excise taxes and, with respect to the year ended December 31, 2012, the inclusion of a portion of the periodic net settlement payments due on the Company’s total return swap in tax-basis net investment income and the amount by which tax-basis income received by the Company with respect to collateralized securities and interests in partnerships exceeded its GAAP-basis income.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2014, 2013 and 2012:

	Year Ended December 31,
	2014	2013	2012
GAAP-basis net investment income	$242,008	$244,976	$133,907
Reversal of incentive fee accrual on unrealized gains	(9,468)	2,583	27,960
Taxable income adjustment on collateralized securities and partnerships	—	—	9,355
Excise taxes	5,400	5,742	500
Tax-basis net investment income portion of total return swap payments	—	—	12,356
Reclassification of unamortized original issue discount and prepayment fees	(19,436)	(15,904)	—
Other miscellaneous differences	3,376	(461)	1,435

Tax-basis net investment income	$221,880	$236,936	$185,513

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2014, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $19,737 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $7,292 and $12,445, respectively. During the year ended December 31, 2013, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $8,441 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $6,633 and $1,808, respectively. During the year ended December 31, 2012, the Company reduced accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $13,480 and increased accumulated undistributed (distributions in excess of) net investment income by $13,480 to reflect the reclassification of a portion of realized gains on the total return swap into tax-basis net investment income.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of December 31, 2014 and 2013, the components of accumulated earnings on a tax basis were as follows:

	Year ended December 31,
	2014	2013
Distributable ordinary income (income and short-term capital gains)	$114,667	$116,882
Distributable realized gains (long-term capital gains)	38,076	31,794
Incentive fee accrual on unrealized gains	(21,075)	(30,543)
Unamortized organization costs	(386)	(429)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(1)	(23,085)	56,276

	$108,197	$173,980

(1)	As of December 31, 2014 and 2013, the gross unrealized appreciation on the Company’s investments and gain on foreign currency was $136,422 and $125,870, respectively. As of December 31, 2014 and 2013, the gross unrealized depreciation on the Company’s investments and loss on foreign currency was $159,507 and $69,594, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $4,210,963 and $4,081,123 as of December 31, 2014 and 2013, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(23,085) and $56,276 as of December 31, 2014 and 2013, respectively.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2014 and December 31, 2013:

	December 31, 2014			December 31, 2013
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,215,957	$2,206,206	53%	$2,080,228	$2,123,608	51%
Senior Secured Loans—Second Lien	713,675	708,255	17%	875,276	897,845	22%
Senior Secured Bonds	423,961	359,275	8%	414,297	385,548	9%
Subordinated Debt	467,645	464,304	11%	421,964	426,728	10%
Collateralized Securities	110,362	123,920	3%	120,206	140,508	4%
Equity/Other	250,497	321,487	8%	142,114	163,344	4%

Total	$4,182,097	$4,183,447	100%	$4,054,085	$4,137,581	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

As of December 31, 2014, except for one equity/other investment, Fronton Investor Holdings, LLC, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act. As of December 31, 2014, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans that are in the form of lines of credit, revolving credit facilities or delayed draw credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2014, the Company had ten such investments with aggregate unfunded commitments of $101,099 and one equity investment with an unfunded commitment of $788. As of December 31, 2013, the Company had five such investments with aggregate unfunded commitments of $48,439 and one equity investment with an unfunded commitment of $4,629. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2014 and December 31, 2013:

	December 31, 2014		December 31, 2013
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$24,737	1%	$51,551	1%
Capital Goods	964,394	23%	858,352	21%
Commercial & Professional Services	283,513	7%	318,196	8%
Consumer Durables & Apparel	319,160	8%	306,917	7%
Consumer Services	692,533	17%	436,650	11%
Diversified Financials	179,548	4%	160,678	4%
Energy	434,424	10%	468,036	11%
Food & Staples Retailing	18,324	0%	29,484	1%
Food, Beverage & Tobacco	—	—	4,042	0%
Health Care Equipment & Services	104,205	3%	176,010	4%
Household & Personal Products	—	—	66,300	2%
Insurance	—	—	17,814	0%
Materials	297,179	7%	233,719	6%
Media	157,443	4%	193,283	5%
Pharmaceuticals, Biotechnology & Life Sciences	16,243	0%	57,794	1%
Retailing	5,004	0%	69,171	2%
Software & Services	312,505	7%	366,976	9%
Technology Hardware & Equipment	137,471	3%	134,121	3%
Telecommunication Services	161,951	4%	178,977	4%
Transportation	74,813	2%	9,510	0%

Total	$4,183,447	100%	$4,137,581	100%

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2014 and December 31, 2013, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2014	December 31, 2013
Level 1—Price quotations in active markets	$1,343	$2,147
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	4,182,104	4,135,434

	$4,183,447	$4,137,581

The Company’s investments as of December 31, 2014 consisted primarily of debt investments that were acquired directly from the issuer. Forty-one senior secured loan investments, one senior secured bond investment, eleven subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment which is traded on an active public market was valued at its closing price as of December 31, 2014. One senior secured loan investment and two collateralized loan securities, which were newly issued and purchased near December 31, 2014, were valued at cost as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company valued its other investments, including three equity/other investments, by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The Company’s investments as of December 31, 2013 consisted primarily of debt investments that were traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Twenty-seven senior secured loan investments, six subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. All of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Also, one equity investment which is traded on an active public market was valued at its closing price as of December 31, 2013.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firm against the actual prices at which the Company purchases and sells its investments. The Company’s valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the years ended December 31, 2014 and 2013 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2014
	Senior Secured Loans - First Lien	Senior Secured Loans -Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,123,608	$897,845	$385,548	$426,728	$140,508	$161,197	$4,135,434
Accretion of discount (amortization of premium)	10,339	6,435	4,346	2,644	431	87	24,282
Net realized gain (loss)	4,746	8,842	(1,347)	6,154	6,581	5,631	30,607
Net change in unrealized appreciation (depreciation)	(53,131)	(27,989)	(35,937)	(8,105)	(6,744)	50,564	(81,342)
Purchases	1,260,125	386,982	215,937	169,456	19,217	126,358	2,178,075
Paid-in-kind interest	1,536	6,321	—	7,237	—	1,893	16,987
Sales and redemptions	(1,141,017)	(570,181)	(209,272)	(139,810)	(36,073)	(25,586)	(2,121,939)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,206,206	$708,255	$359,275	$464,304	$123,920	$320,144	$4,182,104

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(25,313)	$(9,193)	$(34,085)	$(5,016)	$(1,508)	$57,139	$(17,976)

	For the Year Ended December 31, 2013
	Senior Secured Loans-First Lien	Senior Secured Loans-Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$1,945,159	$764,356	$466,299	$511,971	$118,994	$127,943	$3,934,722
Accretion of discount (amortization of premium)	24,984	6,725	5,648	5,303	549	57	43,266
Net realized gain (loss)	7,628	3,098	20,815	9,786	5,687	—	47,014
Net change in unrealized appreciation (depreciation)	13,217	10,605	(35,008)	(15,301)	(7,281)	6,841	(26,927)
Purchases	1,646,725	446,626	231,539	239,201	47,340	29,100	2,640,531
Paid-in-kind interest	816	689	484	4,093	—	1,633	7,715
Sales and redemptions	(1,514,921)	(334,254)	(304,229)	(328,325)	(24,781)	(4,377)	(2,510,887)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,123,608	$897,845	$385,548	$426,728	$140,508	$161,197	$4,135,434

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$31,181	$4,397	$3,767	$(2,661)	$(3,588)	$4,493	$37,589

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2014 and December 31, 2013 were as follows:

Type of Investment	Fair Value at December 31, 2014(1)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,700,237	Market Comparables	Market Yield (%)	4.8% - 12.3%	9.0%
		Market Comparables	EBITDA Multiples (x)	7.8x - 7.8x	7.8x
	47,307	Other	Other	N/A	N/A
	448,151	Market Quotes	Indicative Dealer Quotes	74.9% - 102.1%	95.3%
	10,511	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	319,917	Market Comparables	Market Yield (%)	8.8% - 12.3%	10.9%
	388,338	Market Quotes	Indicative Dealer Quotes	79.5% - 101.0%	98.3%
Senior Secured Bonds	59,062	Market Comparables	Market Yield (%)	10.5% - 11.0%	10.8%
	300,213	Market Quotes	Indicative Dealer Quotes	34.0% - 101.0%	83.9%
Subordinated Debt	333,351	Market Comparables	Market Yield (%)	8.8% - 18.3%	11.7%
	313	Other	Other	N/A	N/A
			EBITDA Multiples (x)	7.8x - 8.3x	8.0x
	130,640	Market Quotes	Indicative Dealer Quotes	41.5% - 110.5%	85.0%
Collateralized Securities	17,284	Market Comparables	Market Yield (%)	11.3% - 11.3%	11.3%
	87,462	Market Quotes	Indicative Dealer Quotes	50.0% - 97.9%	85.5%
	19,174	Cost	Cost	93.7% - 99.0%	98.6%
Equity/Other	310,839	Market Comparables	Market Yield (%)	13.0% - 15.8%	14.9%
			EBITDA Multiples (x)	5.3x - 12.0x	7.8x
			Production Multiples (Mboe/d)	$32,500.0 - $70,256.0	$46,915.4
			Proved Reserves Multiples (Mmboe)	$7.0 - $12.0	$11.0
			PV-10 Multiples (x)	0.5x - 1.8x	1.7x
		Discounted Cash Flow	Discount Rate (%)	17.3% - 17.3%	17.3%
		Option Valuation Model	Volatility (%)	37.5% - 55.5%	51.1%
	9,305	Market Quotes	Indicative Dealer Quotes	$13.8 - $132.7	$120.4

Total	$4,182,104

(1)	Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.
(2)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2013(1)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,406,294	Market Comparables	Market Yield (%)	6.5% - 16.0%	8.8%
Senior Secured Loans—Second Lien	200,044	Market Comparables	Market Yield (%)	10.3% -11.8%	10.9%
Senior Secured Bonds	211,066	Market Comparables	Market Yield (%)	7.8% - 13.8%	11.1%
Subordinated Debt	16,740	Market Comparables	Market Yield (%)	11.5% - 12.5%	12.0%
Equity/Other	161,197	Market Comparables	Market Yield (%)	13.5% - 15.8%	15.1%
			EBITDA Multiples (x)	5.0x - 13.3x	7.3x
			Production Multiples (Mmb/d)	$37,500.0 - $42,500.0	$40,000.0
			Proved Reserves Multiples (Mmboe)	$8.0 - $9.0	$8.5
			PV-10 Multiples (x)	0.6x - 0.7x	0.6x
		Discounted Cash Flow	Discount Rate (%)	17.3% - 24.3%	17.6%
		Option Valuation Model	Volatility (%)	52.5% - 61.5%	53.0%

(1)	Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. As of December 31, 2013, $48,439 of the senior secured loans-first lien investments consisted of unfunded loan commitments.

(2)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2014:

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Broad Street Credit Facility	Revolving Credit Facility	L+1.50%	$65,808		$59,192	December 18, 2015
ING Credit Facility	Revolving Credit Facility	L+2.50%	$123,019	(1)	$176,981	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$950,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €29,625 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.21 as of December 31, 2014 to reflect total amount outstanding in U.S. dollars.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2014 were $1,825,246 and 3.16%, respectively. As of December 31, 2014, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.53%.

Arch Street Credit Facility

On July 14, 2014, Arch Street Funding LLC, or Arch Street, the Company’s wholly-owned, special purpose financing subsidiary, repaid the revolving credit facility, or the Arch Street credit facility, with Citibank, N.A., as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Arch Street credit facility provided for borrowings in an aggregate principal amount up to $350,000 on a committed basis. Prior to the termination of the Arch Street credit facility, borrowings under the Arch Street credit facility accrued interest at a rate equal to three-month LIBOR plus 2.05% per annum. Beginning November 27, 2012, Arch Street became required to pay a non-usage fee of 0.50% to the extent the aggregate principal amount available under the facility was not borrowed.

As of December 31, 2014 and 2013, $0 and $373,682, respectively, was outstanding under the Arch Street credit facility. The Company incurred costs of $4,884 in connection with obtaining and amending the Arch Street credit facility, which the Company had recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the facility. In conjunction with the repayment of the Arch Street credit facility on July 14, 2014, $2,226 of remaining unamortized deferred financing costs were charged to interest expense.

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the Arch Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$4,173	$10,093	$3,766
Non-usage fees	220	311	22
Amortization of deferred financing costs	2,896	1,481	507

Total interest expense	$7,289	$11,885	$4,295

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Arch Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$6,464	$12,121	—
Average borrowings under the facility(2)	$360,986	$488,712	$470,962
Effective interest rate on borrowings (including the effect of non-usage fees)	—%	1.99%	2.30%
Weighted average interest rate (including the effect of non-usage fees)	2.24%	2.10%	2.33%

(1)	Interest under the Arch Street credit facility was paid quarterly in arrears.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(2)	The average borrowings under the Arch Street credit facility are calculated from the beginning of the period to July 14, 2014, the date the Company terminated the facility.

Borrowings of Arch Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, the Company’s wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On March 23, 2012, Broad Street and Deutsche Bank entered into an amendment to the Broad Street credit facility which extended the maturity date of the facility to March 23, 2013, increased the aggregate amount which could be borrowed under the facility to $380,000 and reduced the interest rate for all borrowings under the facility to a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. On December 13, 2012, Broad Street repaid $140,000 of borrowings under the facility, thereby reducing the amount which could be borrowed under the facility to $240,000. On March 22, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility to extend the maturity date of the facility to December 22, 2013. On December 20, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility that extended the maturity date to December 20, 2014 and reduced the maximum amount which could be borrowed under the facility to $125,000. On December 18, 2014, Broad Street and Deutsche Bank entered into a further amendment to the facility which extended the maturity date to December 18, 2015, incorporated a commitment fee of 1.50% payable on unused amounts (triggered after five consecutive business days of Broad Street utilizing less than 33% of the maximum commitment), and gave Broad Street the right to reduce the maximum commitment upon three (3) days’ notice to the administrative agent. The Broad Street credit facility provides for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank is a lender and serves as administrative agent under the facility.

Under the Broad Street credit facility, the Company transfers debt securities to Broad Street from time to time as a contribution to capital and retains a residual interest in the contributed debt securities through its ownership of Broad Street. The obligations of Broad Street under the facility are non-recourse to the Company and its exposure under the facility is limited to the value of its investment in Broad Street.

As of December 31, 2014 and 2013, $65,808 and $125,000, respectively, was outstanding under the Broad Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $2,566 in connection with obtaining and amending the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2014, all of the deferred financing costs have been amortized to interest expense.

Borrowings under the Broad Street credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the facility, or a decline in the Company’s net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of GDFM; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as the Company’s sub-adviser or FB Advisor ceasing to act as the Company’s investment adviser; (iv) the Company ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) the Company, GDFM or FB Advisor committing fraud or other illicit acts in its or their investment advisory capacities.

In connection with the facility, Broad Street has made certain representations and warranties and is required to comply with various covenants and other requirements customary for similar facilities. The facility also contains customary events of default for similar financing transactions, including: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the facility exceeding the applicable advance rates; (c) the purchase by Broad Street of certain ineligible assets; (d) the insolvency or bankruptcy of Broad Street or the Company; (e) the Company ceasing to act as investment manager of Broad Street’s assets; (f) the decline of the Company’s net asset value below $50,000; and (g) fraud or other illicit acts by the Company, FB Advisor or GDFM in its or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate.

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the Broad Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$1,847	$4,117	$7,541
Non-usage fees	—	72	18
Amortization of deferred financing costs	—	225	958

Total interest expense	$1,847	$4,414	$8,517

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$1,719	$4,735	$8,143
Average borrowings under the facility	$107,113	$230,466	$368,023
Effective interest rate on borrowings (including the effect of non-usage fees)	1.75%	1.74%	1.80%
Weighted average interest rate (including the effect of non-usage fees)	1.75%	1.76%	2.05%

(1)	Interest under the Broad Street credit facility is paid quarterly in arrears.

Borrowings of Broad Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

ING Credit Facility

On April 3, 2014, the Company entered into the ING credit facility. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which the Company elects the base rate option is payable at a rate equal to 1.5% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1% per annum and (ii) loans for which the Company elects the Eurocurrency option is payable at a rate equal to 2.50% per annum plus adjusted LIBOR. The ING credit facility is subject to a non-usage fee of (a) 1% per annum on the unused portion of the commitment under the ING credit facility for each day such unused portion is 65% or more of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is less than 65%. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

In connection with the ING credit facility, the Company has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, the Company must comply with the following financial covenants: (a) the Company’s minimum stockholders’ equity, measured as of each fiscal quarter-end, must be greater than or equal to the greater of (i) 40% of assets of the Company and its subsidiaries as of the last day of such fiscal quarter and (ii) $1,980,744 (less amounts paid to purchase common stock in the Company’s listing tender offer), plus 50% of the net proceeds of any post-closing equity offerings; (b) the Company must maintain at all times a 200% asset coverage ratio; (c) the sum of (x) the Company and the guarantors’ net worth (defined as stockholders’ equity minus the net asset value held by the Company in any special-purpose financing subsidiaries) plus (y) 30% of the equity value of any special-purpose financing subsidiaries, must at all times be at least equal to the sum of (A) any unsecured longer-term debt of the Company and (B) accrued but unpaid base management fees and incentive fees at the time of measurement; and (d) the aggregate value of eligible portfolio investments that can be converted to cash in fewer than 20 business days without more than a 5% change in price must not be less than 10% of the covered debt amount (defined as the aggregate amount of outstanding loans and issued letters of credit under the facility, plus, to the extent incurred after closing of the ING credit facility, certain other permitted debt of the Company) for more than 30 business days during any period during which the covered debt amount (less cash and cash equivalents included in the borrowing base) is greater than 90% of the borrowing base (less cash and cash equivalents included therein).

The ING credit facility contains events of default customary for financing transactions of this type. Upon the occurrence of an event of default, ING, at the instruction of the lenders, may terminate the commitments and

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

declare the outstanding advances and all other obligations under the ING credit facility immediately due and payable. During the continuation of an event of default and subject, in certain cases, to the instructions of the lenders, the Company must pay interest at a default rate.

As of December 31, 2014 and 2013, $123,019 and $0, respectively, was outstanding under the ING credit facility, which includes Eurocurrency borrowings in an aggregate amount of €29,625 and €0, respectively. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $3,406 in connection with obtaining the ING credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2014, $2,551 of such deferred financing costs had yet to be amortized to interest expense.

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the ING credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$3,994	$—	$—
Non-usage fees	616	—	—
Amortization of deferred financing costs	855	—	—

Total interest expense	$5,465	$—	$—

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the ING credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$4,272	—	—
Average borrowings under the facility(2)	$251,387	—	—
Effective interest rate on borrowings (including the effect of non-usage fees)	3.23%	—	—
Weighted average interest rate (including the effect of non-usage fees)	2.46%	—	—

(1)	Interest under the ING credit facility is payable at the end of each interest period in arrears for Eurocurrency borrowings and quarterly in arrears for base rate borrowings. This first interest payment was made on July 8, 2014.

(2)	The average borrowings under the ING credit facility are calculated for the period since the Company commenced borrowing thereunder to December 31, 2014.

JPM Financing

On April 23, 2013, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into an amendment, or the April 2013 amendment, to its debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which was originally entered into on July 21, 2011 (and previously amended on

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

September 26, 2012). The April 2013 amendment, among other things: (i) increased the amount of debt financing available under the arrangement from $700,000 to $950,000; and (ii) extended the final repurchase date under the financing arrangement from October 15, 2016 to April 15, 2017. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, to be issued from time to time by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, with Citibank, as trustee, or the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Locust Street from time to time is $1,140,000. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street will purchase the Class A Notes to be issued by Locust Street from time to time at a purchase price equal to their par value.

Pursuant to the Amended and Restated Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition, the Amended and Restated Indenture contains customary events of default for similar financing arrangements, including: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the assets securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-adviser to the Company’s investment adviser, FB Advisor.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of April 23, 2013, and subsequently amended as of October 24, 2013, or, collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $1,140,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility is $950,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Commencing April 15, 2015, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, will be subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

If at any time during the term of the JPM Facility the market value of the assets held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. In such event, in order to satisfy any such margin-posting requirements, Race Street intends to borrow funds from the Company pursuant to a revolving credit agreement, dated as of July 21, 2011 and as amended as of September 26, 2012, between Race Street, as borrower, and the Company, as lender, or the Revolving Credit Agreement. The Company may, in its sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pursuant to the financing arrangement, the assets held by Race Street secure the obligations of Race Street under the JPM Facility.

Pursuant to the JPM Facility, Race Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The JPM Facility contains customary events of default included in similar transactions, including: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with JPM as discussed above; and (c) the occurrence of an event of default under the Indenture.

In connection with the Class A Notes and the Amended and Restated Indenture, Locust Street also entered into: (i) an amended and restated collateral management agreement with the Company, as collateral manager, dated as of September 26, 2012, pursuant to which the Company will manage the assets of Locust Street; and (ii) an amended and restated collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, and the Company, as collateral manager, dated as of September 26, 2012, pursuant to which Virtus will perform certain administrative services with respect to the assets of Locust Street. In connection with the JPM Facility, Race Street also entered into a collateral management agreement with the Company, as collateral manager, dated as of September 26, 2012, pursuant to which the Company will manage the assets of Race Street.

As of December 31, 2014 and 2013, Class A Notes in the aggregate principal amount of $1,140,000 and $1,140,000, respectively, had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $950,000 and $950,000, respectively. The carrying amount outstanding under the JPM Facility approximates its fair value. The Company funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of December 31, 2014 and 2013, Race Street’s liability under the JPM Facility was $950,000 and $950,000, respectively, plus $6,690 and $6,690, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on the Company’s financial statements.

As of December 31, 2014 and 2013, the fair value of assets held by Locust Street was $1,832,095 and $1,870,351, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of December 31, 2014 and 2013, the fair value of assets held by Race Street was $855,341 and $747,330, respectively.

The Company incurred costs of $425 in connection with obtaining the JPM Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM Facility. As of December 31, 2014, $61 of such deferred financing costs had yet to be amortized to interest expense.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the JPM Facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$31,304	$26,452	$14,652
Non-usage fees	—	—	—
Amortization of deferred financing costs	112	106	101

Total interest expense	$31,416	$26,558	$14,753

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$31,304	$24,060	$11,648
Average borrowings under the facility	$950,000	$802,746	$406,002
Effective interest rate on borrowings (including the effect of non-usage fees)	3.25%	3.25%	3.25%
Weighted average interest rate (including the effect of non-usage fees)	3.25%	3.25%	3.61%

(1)	Interest under the JPM Facility is paid quarterly in arrears.

Amounts outstanding under the JPM Facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Walnut Street Credit Facility

On December 3, 2014, Walnut Street Funding LLC, or Walnut Street, the Company’s wholly-owned, special purpose financing subsidiary, repaid and terminated the revolving credit facility, or the Walnut Street credit facility, with Wells Fargo Bank, National Association, or together with Wells Fargo Securities, LLC, Wells Fargo. Wells Fargo Securities, LLC served as the administrative agent and Wells Fargo Bank, National Association was the sole lender, collateral agent, account bank and collateral custodian under the facility. The Walnut Street credit facility provided for borrowings in an aggregate principal amount up to $250,000 on a committed basis. Prior to the termination of the Walnut Street credit facility, borrowings under the Walnut Street credit facility accrued interest at a rate equal to three-month LIBOR, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of debt securities for the relevant period. Beginning on September 17, 2012, Walnut Street became subject to a non-usage fee of 0.50% to the extent the aggregate principal amount available under the Walnut Street credit facility was not borrowed.

As of December 31, 2014 and 2013, $0 and $225,000, respectively, was outstanding under the Walnut Street credit facility. The Company incurred costs of $4,029 in connection with obtaining the Walnut Street credit facility, which the Company had recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the facility. In conjunction with the repayment of the Walnut Street credit facility on December 18, 2014, $2,013 of remaining unamortized deferred financing costs were charged to interest expense.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the Walnut Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$6,009	$7,118	$1,988
Non-usage fees	734	33	205
Amortization of deferred financing costs	2,805	755	469

Total interest expense	$9,548	$7,906	$2,662

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Walnut Street credit facility were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$8,444	$6,959	$684
Average borrowings under the facility(2)	$235,768	$243,583	$139,274
Effective interest rate on borrowings (including the effect of non-usage fees)	—%	2.89%	2.70%
Weighted average interest rate (including the effect of non-usage fees)	3.18%	2.90%	3.07%

(1)	Interest under the Walnut Street credit facility was paid quarterly in arrears.

(2)	The average borrowings under the Walnut Street credit facility are calculated from the beginning of the period to December 3, 2014, the date the Company terminated the facility.

Borrowings of Walnut Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

4.000% Notes due 2019

On July 14, 2014, the Company and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture, or the first supplemental indenture, and together with the base indenture and the second supplemental indenture described below, the indenture, relating to the Company’s issuance of $400,000 aggregate principal amount of its 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2014 and 2013, $400,000 and $0, respectively, of the 4.000% notes were outstanding. The carrying amount outstanding under the 4.000% notes approximates its fair value. The Company incurred costs of $6,177 in connection with issuing the 4.000% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.000% notes. As of December 31, 2014, $5,601 of such deferred financing costs had yet to be amortized to interest expense.

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the 4.000% notes due 2019 were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$7,496	$—	$—
Amortization of deferred financing costs	576	—	—

Total interest expense	$8,072	$—	$—

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.000% notes due 2019 were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$—	—	—
Average borrowings under the facility(2)	$400,000	—	—
Effective interest rate on borrowings (including the effect of non-usage fees)	4.00%	—	—
Weighted average interest rate (including the effect of non-usage fees)	4.00%	—	—

(1)	Interest under the 4.000% notes due 2019 is paid semi-annually in arrears.

(2)	Average borrowings under the 4.000% notes are calculated for the period since the date of issuance to December 31, 2014.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

4.250% Notes due 2020

On December 3, 2014, the Company and U.S. Bank entered into a second supplemental indenture to the base indenture, or the second supplemental indenture, relating to the Company’s issuance of $325,000 aggregate principal amount of its 4.250% notes due 2020, or the 4.250% notes.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2014 and 2013, $325,000 and $0, respectively, of the 4.250% notes was outstanding. The carrying amount outstanding under the 4.250% notes approximates its fair value. The Company incurred costs of $4,954 in connection with issuing the 4.250% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.250% notes. As of December 31, 2014, $4,884 of such deferred financing costs had yet to be amortized to interest expense.

For the years ended December 31, 2014, 2013 and 2012, the components of total interest expense for the 4.250% notes due 2020 were as follows:

	Year Ended December 31,
	2014	2013	2012
Direct interest expense	$1,097	$—	$—
Amortization of deferred financing costs	70	—	—

Total interest expense	$1,167	$—	$—

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2014, 2013 and 2012, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.250% notes due 2020 were as follows:

	Year Ended December 31,
	2014	2013	2012
Cash paid for interest expense(1)	$—	—	—
Average borrowings under the facility(2)	$325,000	—	—
Effective interest rate on borrowings (including the effect of non-usage fees)	4.25%	—	—
Weighted average interest rate (including the effect of non-usage fees)	4.25%	—	—

(1)	Interest under the 4.250% notes due 2020 is paid semi-annually in arrears.

(2)	Average borrowings under the 4.250% notes are calculated for the period since the date of issuance to December 31, 2014.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

Note 10. Senior Securities Asset Coverage

Information about the Company’s senior securities is shown in the table below for the years ended December 31, 2014, 2013, 2012, 2011 and 2010:

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2010	$297,201	2.31	—	N/A
2011	$791,324	2.89	—	N/A
2012	$1,649,713	2.52	—	N/A
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Senior Securities Asset Coverage (continued)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, the Company treats the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted, as a senior security.

(2)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on a stock exchange.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2014, 2013, 2012, 2011 and 2010:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data:(1)
Net asset value, beginning of period	$10.18	$9.97	$9.35	$9.42	$9.10
Results of operations(2)
Net investment income (loss)	0.97	0.96	0.59	0.76	0.40
Net realized and unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency	(0.19)	0.08	0.86	(0.19)	0.81

Net increase (decrease) in net assets resulting from operations	0.78	1.04	1.45	0.57	1.21

Stockholder distributions(3)
Distributions from net investment income	(0.79)	(0.83)	(0.63)	(0.78)	(0.55)
Distributions from net realized gain on investments	(0.29)	—	(0.23)	(0.13)	(0.32)

Net decrease in net assets resulting from stockholder distributions	(1.08)	(0.83)	(0.86)	(0.91)	(0.87)

Capital share transactions
Issuance of common stock(4)	—	—	0.04	0.34	0.10
Repurchases of common stock(5)	(0.05)	—	—	—	—
Offering costs(2)	—	—	(0.01)	(0.07)	(0.07)
Reimbursement to investment adviser(2)	—	—	—	—	(0.10)
Capital contributions of investment adviser(2)	—	—	—	—	0.05

Net increase (decrease) in net assets resulting from capital share transactions	(0.05)	—	0.03	0.27	(0.02)

Net asset value, end of period	$9.83	$10.18	$9.97	$9.35	$9.42

Per share market value, end of period	$9.93	—	—	—	—

Shares outstanding, end of period	240,896,559	259,320,161	251,890,821	160,390,540	41,332,661

Total return based on net asset value(6)	7.17%	10.43%	15.83%	8.93%	13.08%

Total return based on market value(7)	5.35%	—	—	—	—

Ratio/Supplemental Data:
Net assets, end of period	$2,366,986	$2,640,992	$2,511,738	$1,498,892	$389,232

Ratio of net investment income to average net assets(8)	9.54%	9.50%	6.07%	8.10%	4.37%

Ratio of total operating expenses to average net assets(8)	8.90%	8.90%	7.67%	5.01%	9.89%
Ratio of waived expenses to average net assets(8)	(0.11)%	—	—	—	—

Ratio of net operating expenses to average net assets(8)	8.79%	8.90%	7.67%	5.01%	9.89%

Portfolio turnover	50.27%	61.18%	65.70%	72.28%	67.48%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,863,827	$1,673,682	$1,649,713	$791,324	$297,201

Asset coverage per unit(9)	2.27	2.58	2.52	2.89	2.31

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s continuous public offering, as applicable, and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The listing tender offer and the purchase of shares of common stock pursuant thereto on June 4, 2014 resulted in a reduction to net asset value as a result of the Company repurchasing shares at a price greater than its net asset value per share. The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the years ended December 31, 2013, 2012, 2011 and 2010.

(6)	The total return based on net asset value for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share that were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.

(7)	The total return based on market value was calculated by taking the closing price of the Company’s shares on the NYSE on December 31, 2014, adding the cash distributions per share that were declared during the period from April 16, 2014 to December 31, 2014 and dividing the total by $10.25, the closing price of the Company’s shares on the NYSE on April 16, 2014 (the first day the shares began trading on the NYSE). The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(8)	Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2014, 2013, 2012, 2011 and 2010:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Ratio of accrued capital gains incentive fees to average net assets	(0.37)%	0.16%	1.80%	(0.46)%	2.54%
Ratio of subordinated income incentive fees to average net assets	2.29%	2.41%	0.61%	—	—
Ratio of interest expense to average net assets	2.56%	1.97%	1.37%	1.29%	1.81%
Ratio of excise taxes to average net assets	0.21%	0.22%	0.02%	—	—

(9)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Selected Quarterly Financial Data (Unaudited)

The following is the quarterly results of operations for the years ended December 31, 2014 and 2013. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Investment income	$113,385	$115,917	$120,721	$114,796
Operating expenses
Net expenses and excise taxes	45,330	55,814	62,748	58,919

Net investment income	68,055	60,103	57,973	55,877
Realized and unrealized gain (loss)	(78,244)	(4,504)	11,338	24,183

Net increase (decrease) in net assets resulting from operations	$(10,189)	$55,599	$69,311	$80,060

Per share information-basic and diluted
Net investment income	$0.28	$0.25	$0.23	$0.22

Net increase (decrease) in net assets resulting from operations	$(0.04)	$0.23	$0.27	$0.31

Weighted average shares outstanding	240,480,410	239,548,922	255,301,300	260,185,661

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Investment income	$116,866	$123,307	$124,349	$110,044
Operating expenses
Total expenses	64,446	55,535	50,294	59,315

Net investment income	52,420	67,772	74,055	50,729
Realized and unrealized gain (loss)	24,388	(8,155)	(27,116)	31,747

Net increase (decrease) in net assets resulting from operations	$76,808	$59,617	$46,939	$82,476

Per share information-basic and diluted
Net investment income	$0.20	$0.26	$0.29	$0.20

Net increase (decrease) in net assets resulting from operations	$0.30	$0.23	$0.18	$0.33

Weighted average shares outstanding	258,262,842	256,108,444	254,213,036	252,606,873

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2014 and 2013. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

$1,500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PRELIMINARY PROSPECTUS

            , 2015

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of FS Investment Corporation, or the Registrant, are included in Part A of this Registration Statement:

(2) Exhibits

(a)	Second Articles of Amendment and Restatement of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on April 16, 2014.)

(b)	Second Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed on April 16, 2014.)

(d)(1)	Form of Stock Certificate. (Incorporated by reference to Exhibit (d)(1) to the Registrant’s registration statement on Form N-2 (File No. 333-195863) filed on May 12, 2014.)

(d)(2)	Form of Subscription Certificate.**

(d)(3)	Form of Subscription Agent Agreement.**

(d)(4)	Form of Warrant Agreement.**

(d)(5)	Form of Articles Supplementary.**

(d)(6)	Form T-1 Statement of Eligibility of Trustee. (Incorporated by reference to Exhibit (d)(6) filed with the Registrant’s registration statement on Form N-2 (File No. 333-205180) filed on June 24, 2015.)

(d)(7)	Indenture, dated as of July 14, 2014, by and between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.2 filed with the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 filed on August 14, 2014.)

(d)(8)	First Supplemental Indenture, dated as of July 14, 2014, relating to the 4.000% Notes due 2019, by and between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on July 15, 2014.)

(d)(9)	Form of 4.000% Notes due 2019. (Incorporated by reference to Exhibit (d)(8) hereto.)

(d)(10)	Second Supplemental Indenture, dated as of December 3, 2014, relating to the 4.250% Notes due 2020, by and between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on December 3, 2014.)

(d)(11)	Form of 4.250% Notes due 2020. (Incorporated by reference to Exhibit (d)(10) hereto.)

(d)(12)	Third Supplemental Indenture, dated as of April 30, 2015, relating to the 4.750% Notes due 2022, by and between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on April 30, 2015.)

(d)(13)	Form of 4.750% Notes due 2022. (Incorporated by reference to Exhibit (d)(12) hereto.)

(e)	Distribution Reinvestment Plan, effective as of June 2, 2014. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on May 23, 2014.)

(g)(1)	Amended and Restated Investment Advisory Agreement, dated as of July 17, 2014, by and between the Registrant and FB Income Advisor, LLC. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 22, 2014.)

(g)(2)	Investment Sub-advisory Agreement, dated as of April 13, 2008, by and between FB Income Advisor, LLC and GSO / Blackstone Debt Funds Management LLC. (Incorporated by reference to Exhibit (g)(2) filed with Amendment No. 2 to the Registrant’s registration statement on Form N-2 (File No. 333-149374) filed on June 19, 2008.)

(h)(1)	Form of Underwriting Agreement for equity securities.**

(h)(2)	Form of Underwriting Agreement for debt securities.**

(j)	Custodian Agreement, dated as of November 14, 2011, by and between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 10.9 filed with the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 filed on November 14, 2011.)

(k)(1)	Amended and Restated Credit Agreement, dated as of January 28, 2011, by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 1, 2011.)

(k)(2)	Fourth Amendment to Credit Agreement, dated as of March 23, 2012, by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 27, 2012.)

(k)(3)	Fifth Amendment to Credit Agreement, dated as of March 22, 2013, by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.12 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2012 filed on March 28, 2013.)

(k)(4)	Sixth Amendment to Credit Agreement, dated as of December 20, 2013, by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 24, 2013.)

(k)(5)	Seventh Amendment to Credit Agreement, dated as of December 18, 2014, by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 22, 2014.)

(k)(6)	Asset Contribution Agreement, dated as of March 10, 2010, by and between the Registrant and Broad Street Funding LLC. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on March 16, 2010.)

(k)(7)	First Amendment to Asset Contribution Agreement, dated as of June 17, 2010, by and between the Registrant and Broad Street Funding LLC. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on July 19, 2010.)

(k)(8)	Investment Management Agreement, dated as of March 10, 2010, by and between the Registrant and Broad Street Funding LLC. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 16, 2010.)

(k)(9)	Amended and Restated Security Agreement, dated as of January 28, 2011, by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on February 1, 2011.)

(k)(10)	Amended and Restated Asset Transfer Agreement, dated as of September 26, 2012, by and between the Registrant and Locust Street Funding LLC. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(11)	Amended and Restated Indenture, dated as of September 26, 2012, by and between Locust Street Funding LLC and Citibank, N.A., as trustee. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(12)	Supplemental Indenture No. 1, dated as of April 23, 2013, by and between Locust Street Funding LLC and Citibank, N.A., as trustee. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on April 26, 2013.)

(k)(13)	Locust Street Funding LLC Class A Floating Rate Secured Note, due 2021. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on February 21, 2012.)

(k)(14)	Locust Street Funding LLC Class A Floating Rate Secured Note, due 2023. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(15)	Locust Street Funding LLC Class A Floating Rate Secured Note, due 2024. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on April 26, 2013.)

(k)(16)	TBMA/ISMA 2000 Amended and Restated Global Master Repurchase Agreement, by and between JPMorgan Chase Bank, N.A., London Branch and Race Street Funding LLC, together with the related Annex and Amended and Restated Confirmation thereto, each dated as of April 23, 2013. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on April 26, 2013.)

(k)(17)	Amendment Agreement, dated as of October 24, 2013, by and between JPMorgan Chase Bank, N.A., London Branch, and Race Street Funding LLC. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 28, 2013.)

(k)(18)	Amended and Restated Confirmation, dated as of February 15, 2012, by and between Race Street Funding LLC and JPMorgan Chase Bank, N.A., London Branch. (Incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed on February 21, 2012.)

(k)(19)	Revolving Credit Agreement, dated as of July 21, 2011, by and between the Registrant and Race Street Funding LLC. (Incorporated by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed on July 27, 2011.)

(k)(20)	Amendment to Credit Agreement, dated as of September 26, 2012, by and between Race Street Funding LLC and the Registrant. (Incorporated by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(21)	Asset Transfer Agreement, dated as of September 26, 2012, by and between the Registrant and Race Street Funding LLC. (Incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(22)	Amended and Restated Collateral Management Agreement, dated as of September 26, 2012, by and between Locust Street Funding LLC and the Registrant. (Incorporated by reference to Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(23)	Amended and Restated Collateral Administration Agreement, dated as of September 26, 2012, by and among Locust Street Funding LLC, the Registrant and Virtus Group, LP. (Incorporated by reference to Exhibit 10.8 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(24)	Collateral Management Agreement, dated as of September 26, 2012, by and between Race Street Funding LLC and the Registrant. (Incorporated by reference to Exhibit 10.9 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(25)	Senior Secured Revolving Credit Agreement, dated as of April 3, 2014, by and among the Registrant, ING Capital LLC, as administrative agent, and the lenders party thereto. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on April 4, 2014.)

(k)(26)	Guarantee, Pledge and Security Agreement, dated as of April 3, 2014, by and among the Registrant, ING Capital LLC, as revolving administrative agent and collateral agent, the subsidiary guarantors party thereto and each financing agent and designated indebtedness holder party thereto. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on April 4, 2014.)

(k)(27)	Control Agreement, dated as of April 3, 2014, by and among the Registrant, ING Capital LLC, as collateral agent, and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on April 4, 2014.)

(k)(28)	Administration Agreement, dated as of April 16, 2014, by and between the Registrant and FB Income Advisor, LLC. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on April 16, 2014.)

(k)(29)	Trademark License Agreement, dated as of April 16, 2014, by and between the Registrant and Franklin Square Holdings, L.P. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on April 16, 2014.)

(l)(1)	Opinion of Miles & Stockbridge P.C. (Incorporated by reference to Exhibit (l)(1) filed with the Registrant’s registration Statement on Form N-2 (File No. 333-205180) filed on June 24, 2015.)

(l)(2)	Opinion of Dechert LLP. (Incorporated by reference to Exhibit (l)(2) filed with the Registrant’s registration Statement on Form N-2 (File No. 333-205180) filed on June 24, 2015.)

(n)(1)	Consent of Miles & Stockbridge P.C. (Incorporated by reference to Exhibit (l)(1) hereto.)

(n)(2)	Consent of Dechert LLP. (Incorporated by reference to Exhibit (l)(2) hereto.)

(n)(3)	Consent of McGladrey LLP.*

(r)(1)	Code of Ethics of the Registrant. (Incorporated by reference to Exhibit 14.1 to the Registrant’s Current Report on Form 8-K filed on March 12, 2014.)

(r)(2)	Code of Ethics of FB Income Advisor, LLC. (Incorporated by reference to Exhibit (r)(2) filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-2 (File No. 333-195863) filed on June 16, 2014.)

*	Filed herewith.

**	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred by the Registrant in connection with the offering described in this registration statement:

SEC registration fee	$174,300	*
FINRA filing fee	225,500
NYSE listing fee	170,000
Accounting fees and expenses	100,000
Legal fees and expenses	400,000
Printing	400,000
Miscellaneous fees and expenses	125,000

Total	$1,594,800

*	$64,400 of this amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

The Registrant directly or indirectly owns 100% of the voting securities of the following:

Name	State of Incorporation or Organization
Broad Street Funding LLC	Delaware
FSIC Investments, Inc.	Delaware
IC American Energy Investments, Inc.	Delaware
IC Altus Investments, LLC	Delaware
Locust Street Funding LLC	Delaware
Race Street Funding LLC	Delaware

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at July 31, 2015:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	2,908

Item 30. Indemnification

Limitation on Liability

The Registrant’s charter limits the personal liability of the Registrant’s directors and officers to the corporation and its stockholders for money damages to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Registrant’s charter providing that the limitation of directors’ and officers’ liability, is subject to any applicable limitations of the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Registrant maintains director’s and officer’s liability insurance.

Indemnification

Under the Maryland General Corporate Law, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

The Registrant’s charter permits the Registrant to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of the Registrant and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of the Registrant and at the request of the Registrant, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. The Registrant’s charter provides that the provision of indemnification is subject to any applicable limitations of the 1940 Act.

The Registrant’s bylaws obligate the Registrant to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of the Registrant and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of the Registrant and at the request of the Registrant, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. The Registrant’s charter and bylaws also permit the Registrant to provide such indemnification and advancement for expenses to a person who served a predecessor of the Registrant in any of the capacities described in (a) or (b) above and to any employee or agent of the Registrant or a predecessor of the Registrant. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The investment advisory agreement provides that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the investment advisory agreement or otherwise as our investment adviser; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the investment advisory agreement.

The administration agreement provides that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the administration agreement.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which FB Advisor and each manager or executive officer of FB Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors and Executive Officers” and “Investment Advisory Agreement.” Additional information regarding FB Advisor and certain of its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-69111) and is incorporated herein by reference.

A description of any other business, profession, vocation, or employment of a substantial nature in which GDFM and each director or executive officer of GDFM who performs a policy-making function for GDFM in connection with the performance of its services under the investment sub-advisory agreement between GDFM and FB Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Portfolio Management” and “Investment Advisory Agreement.” Additional information regarding GDFM and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-68243), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:

(1)	the Registrant, FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112;

(2)	the Transfer Agent and co-administrator, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594;

(3)	the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111;

(4)	the investment adviser, FB Income Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112; and

(5)	the administrator, FB Income Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Registrant hereby undertakes:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)	Not applicable

(3)	if the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof, and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering

(4)	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 4th day of August 2015.

FS INVESTMENT CORPORATION

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael C. Forman Michael C. Forman	Chief Executive Officer and Director (Principal executive officer)	August 4, 2015

/s/ William Goebel William Goebel	Chief Financial Officer (Principal financial and accounting officer)	August 4, 2015

* David J. Adelman	Director	August 4, 2015

* Gregory Chandler	Director	August 4, 2015

* Barry H. Frank	Director	August 4, 2015

* Thomas J. Gravina	Director	August 4, 2015

* Michael J. Hagan	Director	August 4, 2015

* Jeffrey K. Harrow	Director	August 4, 2015

* Michael Heller	Director	August 4, 2015

* Philip E. Hughes, Jr.	Director	August 4, 2015

Signature	Title	Date

* Pedro A. Ramos	Director	August 4, 2015

* Joseph P. Ujobai	Director	August 4, 2015

*By:	/s/ Michael C. Forman
Attorney-in-Fact